Exhibit 10.17

Published CUSIP Number: 53601UAA3

CREDIT AGREEMENT

DATED AS OF FEBRUARY 28, 2017,

AMONG

LINN ENERGY HOLDCO II LLC,

AS BORROWER,

LINN ENERGY HOLDCO LLC,

AS PARENT,

LINN ENERGY, INC.,

AS HOLDINGS

AND EACH OF THE SUBSIDIARY GUARANTORS PARTY HERETO FROM TIME TO TIME,

AS SET FORTH ON THE SCHEDULE OF SUBSIDIARY GUARANTORS

ATTACHED HERETO AS ANNEX I OR SUBSEQUENTLY EXECUTING A JOINDER AGREEMENT,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO FROM TIME TO TIME

SOLE BOOK RUNNER AND SOLE LEAD ARRANGER

WELLS FARGO SECURITIES, LLC

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ANNEXES, EXHIBITS AND SCHEDULES

Annex I	Schedule of Subsidiary Guarantors
Annex II	Schedule of Maximum Credit Amounts
Annex III	Schedule of Term Loan Commitments
Annex IV	Schedule of Mortgaged Structures
Annex V	Schedule of Prepetition Mortgages

Exhibit A-1	Form of Revolving Loan Note
Exhibit A-2	Form of Term Loan Note
Exhibit B	Form of Compliance Certificate
Exhibit C-1	Form of Guaranty Agreement
Exhibit C-2	Form of Security Agreement
Exhibit C-3	Form of Pledge Agreement
Exhibit D	Form of Assignment and Assumption
Exhibit E	Form of Borrowing Request
Exhibit F	Form of Interest Election Request
Exhibit G	Form of Reserve Report Certificate
Exhibit H	Form of Solvency Certificate
Exhibit I-1	Form of U.S. Tax Compliance Certificate (For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit I-2	Form of U.S. Tax Compliance Certificate (For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit I-3	Form of U.S. Tax Compliance Certificate (For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit I-4	Form of U.S. Tax Compliance Certificate (For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Schedule 6.04	Post-Closing Obligations
Schedule 7.05	Litigation
Schedule 7.14	Subsidiaries and Partnerships
Schedule 7.15	Location of Businesses and Offices
Schedule 7.16	Owned Real Estate in Flood Zones
Schedule 7.18	Gas Imbalances
Schedule 7.19	Marketing Contracts
Schedule 7.20	Swap Agreements
Schedule 7.25	Deposit Accounts
Schedule 9.02	Existing Debt
Schedule 9.05	Investments

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CREDIT AGREEMENT

THIS CREDIT AGREEMENT dated as of February 28, 2017, is among Linn Energy Holdco II LLC, a limited liability company duly formed and existing under the laws of the State of Delaware (the “Borrower”); Linn Energy Holdco LLC, a limited liability company duly formed and existing under the laws of the State of Delaware (“Parent”); Linn Energy, Inc., a corporation duly formed and existing under the laws of the State of Delaware (“Holdings” and collectively and severally with Parent, each a “Parent Guarantor”); each of the Subsidiaries set forth on the Schedule of Guarantors included herein as Annex I or otherwise from time to time party hereto (each a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”); each of the Lenders from time to time party hereto; and Wells Fargo Bank, National Association (in its individual capacity, “Wells Fargo”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. WHEREAS, Linn Energy, LLC, a limited liability company duly formed under the laws of the State of Delaware (the “Prepetition Borrower”), Wells Fargo Bank, National Association, as administrative agent for the lenders (the “Prepetition Administrative Agent”), and other financial institutions named and defined therein as lenders, including Wells Fargo Bank, National Association in its capacity as a lender (the “Prepetition Lenders” and each a “Prepetition Lender”)entered into that certain Sixth Amended and Restated Credit Agreement dated as of April 24, 2013, as amended or otherwise modified (the “Prepetition Credit Agreement”) from time to time through May 11, 2016 (the “Petition Date”), the date on which the Prepetition Borrower and certain of its Affiliates filed a voluntary proceeding under Chapter 11 of the Bankruptcy Code (the “Restructuring Proceeding”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”);

B. WHEREAS, the Prepetition Administrative Agent timely and properly filed that certain proof of claim (the “Master Proof of Claim”) of (i) Wells Fargo Bank, National Association, Individually and as Administrative Agent under the Prepetition Credit Agreement, and (ii) the Prepetition Lenders and the other Secured Parties (as defined in the Prepetition Credit Agreement) pursuant to the Loan Documents with the Bankruptcy Court (the “Prepetition Claims”);

C. WHEREAS, the disclosure statement, as amended from time to time, was filed by the Debtors with the Bankruptcy Court on December 3, 2016 and its adequacy was approved by the Bankruptcy Court on December 13, 2016;

D. WHEREAS, pursuant to the plan of reorganization filed by the Debtors with the Bankruptcy Court on December 3, 2016, as amended or supplemented from time to time, and confirmed by the Bankruptcy Court on January 24, 2017 (the “Plan of Reorganization”), upon the effective date of the Plan of Reorganization (the “Plan Effective Date”), the Prepetition Administrative Agent and the Prepetition Lenders have agreed in settlement of their Prepetition Claims in accordance with the Plan of Reorganization and on the terms and conditions set forth herein to enter into a new credit facility, and a portion of the Prepetition Claims arising under the Prepetition Credit Agreement will be deemed to be Revolving Loans and Term Loans drawn under this Agreement and the remainder of the Prepetition Claims of such Prepetition Lenders will be paid in full in cash;

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E. WHEREAS, pursuant to the Plan of Reorganization, on the Plan Effective Date the Liens of the Administrative Agent for the benefit of the Lenders will be fully perfected without further action and the mortgages granted pursuant to the Prepetition Credit Agreement will remain in full force and effect and be assigned to the Administrative Agent for the benefit of the Lenders to secure the Obligations hereunder (as defined below) and assumed or ratified by the Obligors and their respective Subsidiaries; and

F. WHEREAS, pursuant to the Plan of Reorganization, on or prior to the Plan Effective Date, (i) Holdings and Parent will be organized and the Debtors that are subsidiaries of the Prepetition Borrower will engage in certain reorganization mergers, consolidations and dissolutions, (ii) Berry Petroleum Company, LLC will be sold to Berry Petroleum, Inc., (iii) the Prepetition Borrower will create a new wholly owned Subsidiary that will become the borrower hereunder, (iv) the Prepetition Borrower will contribute the Equity Interests and other assets held by it to the Borrower, (v) the Borrower and the Subsidiary Guarantors will enter into this Agreement; (vi) substantially contemporaneous therewith, the Plan Rights Offering will occur and Holdings will acquire all of the Equity Interests of Borrower from the Prepetition Borrower, Holdings will contribute the Equity Interests of Borrower to Parent and Holdings and Parent will be Guarantors of the Obligations hereunder.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained herein and in the Plan of Reorganization and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows:

ARTICLE I

Definitions and Accounting Matters

Section 1.01 Terms Defined Above. As used in this Agreement, each capitalized term defined above has the meaning indicated above.

Section 1.02 Certain Defined Terms. As used in this Agreement, the following capitalized and other terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Account Control Agreement” shall mean, as to any deposit or securities account of any Obligor or its Subsidiaries holding cash, Cash Equivalents, or securities and proceeds thereof held with a depositary bank, securities intermediary, securities broker or any other Person, an agreement or agreements in form and substance acceptable to the Administrative Agent among the Borrower or other Obligor or their respective Subsidiary owning such deposit or securities account, the Administrative Agent and the depositary bank, securities intermediary, securities broker or any other Person with respect thereto, which agreement or agreements result in fully perfected Liens in favor of the Administrative Agent and the Lenders in the cash, Cash Equivalents, or securities and proceeds thereof contained in such deposit or securities account and grant to the Administrative Agent exclusive authority to preclude any Obligor or their respective Subsidiaries from withdrawing funds, Cash Equivalents, or securities from such account and authorize the Administrative Agent to direct the transfer of the cash, Cash Equivalents, or securities and proceeds thereof contained in such deposit or securities account to the Administrative Agent’s collateral account.

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“Accounting Changes” means changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the Securities and Exchange Commission (or successors thereto, or agencies with similar functions).

“Administrative Agent” has the meaning assigned to such term in the preamble.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affected Loans” has the meaning assigned such term in Section 5.05.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Aggregate Maximum Credit Amounts” at any time shall equal the sum of the Maximum Credit Amounts, as the same may be reduced or terminated pursuant to Section 2.06.

“Agreement” means this Credit Agreement, as the same may from time to time be amended, restated, amended and restated, supplemented or otherwise modified.

“Alternate Base Rate” means, for any day, a rate per annum equal to the highest of (a) 0.0%, (b) the Prime Rate in effect on such day, (c) the Federal Funds Effective Rate in effect on such day plus  1⁄2 of 1%, and (d) the LIBO Rate for a three-month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%; provided that, in the context of this definition of Alternate Base Rate and for the avoidance of doubt, the LIBO Rate for any day shall be based on the rate as quoted at approximately 11:00 a.m. London time on such day to the Administrative Agent’s London office for dollar deposits of $5,000,000 having a three-month maturity. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the LIBO Rate, respectively.

“AML Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Lender, the Borrower, the Borrower’s Subsidiaries or any other Obligor or its Subsidiaries from time to time concerning or relating to anti-money laundering.

“Anti-Corruption Laws” means all laws, rules, and regulations of the United States, the European Union, the United Kingdom, the United Nations, or any jurisdiction applicable to the Borrower, the Borrower’s Subsidiaries or any other Obligor or its Subsidiaries from time to time concerning or relating to anti-bribery or anti-corruption.

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“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the grid below:

Borrowings	Eurodollar Loans	ABR Loans	Commitment Fee Rate
Revolving Loans under the Conforming Borrowing Base	3.50%	2.50%	0.50%
Revolving Loans under the Non-Conforming Borrowing Base	5.50%	4.50%	0.50%
Term Loans	7.50%	6.50%	N/A

“Applicable Percentage” means, with respect to any Revolving Lender at any time, the percentage of the Aggregate Maximum Credit Amounts represented by such Revolving Lender’s Maximum Credit Amount at such time; provided that, at any time a Defaulting Lender shall exist, “Applicable Percentage” shall mean the percentage of the Aggregate Maximum Credit Amounts (disregarding any Defaulting Lenders’ Maximum Credit Amounts at such time, but subject to Section 4.04(c)(iii)(A)) represented by such Revolving Lender’s Maximum Credit Amount at such time. The Applicable Percentages of the Revolving Lenders as of the Effective Date are set forth on Annex II.

“Approved Counterparty” means (a) any Lender or any Affiliate of a Lender and (b) any other Person whose long term senior unsecured debt rating is BBB/Baa2 by S&P or Moody’s (or their equivalent) or higher at the time such Person enters into a Swap Agreement with the Obligors or their respective Subsidiaries.

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in commercial loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arranger” means Wells Fargo Securities, LLC, in its capacity as sole lead arranger and sole book runner hereunder.

“Assignee” means the Person identified as such in an Assignment and Assumption.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 12.04(b)), and accepted by the Administrative Agent, in the form of Exhibit D or any other form approved by the Administrative Agent.

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“Assumed Tax Rate” means, for the Tax year or other period for which Permitted Tax Distributions are being calculated, the highest effective combined marginal U.S. federal, state and local income tax rate (taking into account the tax imposed by Code section 1411) applicable for such Tax year or other period to a natural person residing in or corporation doing business in a state and locality in which the Parent or one or more of its Subsidiaries has operations during such year or period, taking into account the character and source of the Company’s tax income and gains by giving effect to any differences in applicable tax rates (ordinary income, capital gains, etc.) and any U.S. federal income tax deduction for such state and local income taxes, in each case, as determined in reasonable good faith by Parent.

“Availability Period” means the period from and including the Effective Date to but excluding the Termination Date.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bank Price Deck” means the Administrative Agent’s forward curve for oil, natural gas and other Hydrocarbons as of the most recent Proposed Borrowing Base Notice.

“Bankruptcy Court” has the meaning assigned to such term in the Recitals.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America or any successor Governmental Authority.

“Borrower” has the meaning assigned to such term in the preamble.

“Borrowing” means Loans of the same Type and class, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Base” means at any time an amount equal to the amount determined in accordance with Section 2.07, as the same may be adjusted from time to time pursuant to Section 2.07(e), Section 2.07(f), Section 2.07(g) or Section 8.12(c).

“Borrowing Base Deficiency” occurs if at any time the total Revolving Credit Exposures exceed the Borrowing Base then in effect and is equal to the amount of such excess.

“Borrowing Base Required Lenders” means, (a) at any time, (i) with respect to any vote to increase the Borrowing Base, one hundred percent of the Revolving Lenders, (ii) with respect to any vote to maintain the Borrowing Base at the then existing level, or to decrease the Borrowing Base, the Required Revolving Lenders, and (b) during the Non-Conforming Period, with respect to any vote to increase, decrease, or maintain the Conforming Borrowing Base, Required Revolving Lenders; provided that the Maximum Credit Amount and the outstanding principal amount of the Revolving Loans of, and the participation interests in Letters of Credit held by, each Defaulting Revolving Lender (if any) shall be excluded from the determination of Borrowing Base Required Lenders to the extent set forth in Section 4.04(c)(ii).

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“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03 or Section 2.09(c) in substantially the form of Exhibit E or such other form as may be mutually agreed by the Borrower and the Administrative Agent.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City or Houston, Texas are authorized or required by law to remain closed; and if such day relates to a Borrowing or continuation of, a payment or prepayment of principal of or interest on, or a conversion of or into, or the Interest Period for, a Eurodollar Loan or a notice by the Borrower with respect to any such Borrowing or continuation, payment, prepayment, conversion or Interest Period, any day which is also a day on which dealings in dollar deposits are carried out in the London interbank market.

“Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, Eurodollar time deposits or overnight bank deposits having maturities of twelve (12) months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States of any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-1 by S&P or P-1 by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within 270 days from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than thirty (30) days, with respect to securities issued or fully guaranteed or insured by the United States government; or (e) money market or other mutual funds substantially all of whose assets comprise securities of the type described in clauses (a) through (d) above.

“Cash Management Agreement” means any agreement to provide cash management services, including, but not limited to, treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management services.

“Capital Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder.

“Casualty Event” means any loss, casualty or other insured damage to, or any nationalization, taking under power of eminent domain or by condemnation or similar proceeding of, any Property of the Obligors or their respective Subsidiaries.

“Change in Control” means (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Permitted Holders, shall become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act),

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directly or indirectly, of (x) more than thirty-five percent (35%) of the then outstanding voting stock of the Parent Guarantor and (y) a greater percentage of the then outstanding voting stock of the Parent Guarantor than the percentage then owned, directly or indirectly, beneficially by the Permitted Holders, (b) Holdings shall cease to own and control 100% of the voting equity interests of the Parent, (c) Holdings shall cease to own and control directly or indirectly at least 90% of the economic equity interests of the Parent, (d) Parent shall cease to own and control 100% of the voting and economic equity interests of the Borrower; (e) Borrower shall cease to own and control directly or indirectly 100% of the equity interests of any Subsidiary Guarantor, except pursuant to a transaction permitted by Section 8.10 or Section 9.11, (f) occupation of a majority of the seats (other than vacant seats) on the board of directors of Holdings, Parent or Borrower by Persons who were neither (i) nominated by the board of directors of Holdings, Parent or the Borrower as applicable nor (ii) appointed by directors so nominated or (g) any “change in control” (or other similar event, howsoever designated) shall occur under any Material Debt agreement.

“Change in Law” means the occurrence, (a) after the date of this Agreement, of any of the following: (i) the adoption of any law, rule or regulation by any Governmental Authority, (ii) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement, (iii) compliance by any Lender or any Issuing Bank (or, for purposes of Section 5.01(a)(i), by any lending office of such Lender or by such Lender’s or such Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement and (b) regardless of the date enacted, any of the following: (i) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or any Governmental Authority, in each case pursuant to Basel III or (ii) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

“Collateral” means substantially all Property of the Borrower and each Guarantor described in any Security Instrument as security for the Obligations, and all other Property that now exists or is hereafter acquired and secures (or is intended to secure) the Obligations.

“Commitment” means collectively the Revolving Loan Commitment and the Term Loan Commitment.

“Commitment Fee Rate” has the meaning assigned such term in the definition of Applicable Margin.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

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“Conforming Borrowing” means, for any day, (a) at any time the outstanding principal amount of the Revolving Loans is less than or equal to the Conforming Borrowing Base then in effect, 100% of such Revolving Loans and (b) at any time the outstanding principal amount of the Revolving Loans is greater than the Conforming Borrowing Base, the portion of such Revolving Loans outstanding on such day that is equal to the product of (i) the outstanding principal amount of such Revolving Loans multiplied by (ii) a fraction the numerator of which is the Conforming Borrowing Base in effect on such day, and the denominator of which is the Borrowing Base in effect on such day of determination.

“Conforming Borrowing Base” means an amount determined in accordance with Section 2.07, as the same may be adjusted from time to time pursuant to the terms of this Agreement.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes (imposed in lieu of net income taxes) or branch profits Taxes.

“Consolidated Cash Balance” means, at any time of determination, (a) the sum of the aggregate amount of cash or Cash Equivalents, in each case, held or owned by (whether directly or indirectly), credited to the account of, or otherwise reflected as an asset on the balance sheet of, the Parent Guarantor and other Obligors minus (b) the sum of (i) Excluded Accounts, (ii) amounts designated to be paid as purchase price under a binding acquisition agreement within thirty (30) days of the applicable Consolidated Cash Measurement Day and (iii) good faith estimate of any issued checks or initiated wires or ACH transfers to the extent not already deducted pursuant to subpart (a) above and (iv) the General Unsecured Claims Amount held in the General Unsecured Claims Account and the amount of the then current balance held in the Professional Fee Escrow Account.

“Consolidated Cash Measurement Day” means each Friday of each week or such other Business Day of each week as the Administrative Agent and the Borrower may agree, commencing with the first full calendar week following the Effective Date.

“Consolidated Net Income” means with respect to the Parent Guarantor and its Consolidated Subsidiaries, for any period, the aggregate of the net income (or loss) of the Borrower and the Consolidated Subsidiaries after allowances for taxes for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following (without duplication): (a) the net income of any Person in which the Borrower or a Consolidated Subsidiary has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of the Borrower and the Consolidated Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in cash during such period by such other Person to the Borrower or to a Consolidated Subsidiary, as the case may be; (b) the net income (but not loss) during such period of any Consolidated Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Subsidiary or is otherwise restricted or prohibited, in each case determined in accordance with GAAP; (c) any extraordinary gains or losses during such period; (d) non-cash gains, losses or adjustments under FASB Statement No. 133 as a result of changes in the fair market value of derivatives; (e) any gains or losses attributable to writeups or

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writedowns of assets, including ceiling test writedowns; and (f) non-cash share-based payments under FASB Statement No. 123R; and provided further that if the Borrower or any Consolidated Subsidiary shall acquire or dispose of any Property during such period, then Consolidated Net Income shall be calculated after giving pro forma effect to such acquisition or disposition, as if such acquisition or disposition had occurred on the first day of such period.

“Consolidated Subsidiary” means each Subsidiary of the Parent Guarantor (whether now existing or hereafter created or acquired) the financial statements of which are (or should be) consolidated with the financial statements of the Parent Guarantor in accordance with GAAP.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. For the purposes of this definition, and without limiting the generality of the foregoing, any Person that owns directly or indirectly ten (10%) or more of the Equity Interests having ordinary voting power for the election of the directors or other governing body of a Person will be deemed to “control” such other Person. “Controlling” and “Controlled” have meanings correlative thereto.

“Controlled Proceeds Accounts” means each and every cash, Cash Equivalent or securities deposit or securities account maintained by each Obligor or any of their respective Subsidiaries at any time (other than Excluded Accounts), all of which are set forth on Schedule 7.25 attached hereto and all of which are subject to Account Control Agreements.

“Credit Bid” means an offer submitted by the Administrative Agent (on behalf of the Lenders), based upon the instruction of the Required Lenders, to acquire the Property or Equity Interests of the Borrower or any Guarantor or any portion thereof in exchange for and in full and final satisfaction of all or a portion (as determined by the Administrative Agent, based upon the instruction of the Required Lenders) of the claims and Obligations under this Agreement and other Loan Documents.

“Debt” means, for any Person, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers’ acceptances, debentures, notes or other similar instruments; (b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (c) all accounts payable, accrued expenses, liabilities or other obligations of such Person, in each such case to pay the deferred purchase price of Property or services (other than (i) accrued pension costs and other employee benefit and compensation obligations arising in the ordinary course of business and (ii) accounts payable incurred in the ordinary course of business which are either (A) not overdue by more than 60 days or (B) being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP); (d) all obligations under Capital Leases; (e) all obligations under Synthetic Leases; (f) all Debt (as defined in the other clauses of this definition) of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien on any Property of such Person, whether or not such Debt is assumed by such Person, provided that the amount of Debt for purposes of this clause (f) shall be an amount equal to the lesser of the unpaid amount of such Debt and the fair market value of the encumbered Property; (g) all Debt (as defined in the other clauses of this definition) of others guaranteed by such Person or

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with respect to which such Person otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt of others; (i) obligations to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments, other than gas balancing arrangements in the ordinary course of business (but only to the extent of such advance payments); (j) obligations under “take or pay” or similar agreements (other than obligations under firm transportation or drilling contracts); (k) any Debt of a partnership for which such Person is liable either by agreement, by operation of law or by a Governmental Requirement but only to the extent of such liability; (l) Disqualified Capital Stock of such Person; and (m) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment. The Debt of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means any Lender, as reasonably determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit within three (3) Business Days of the date required to be funded by it hereunder, unless with respect to the Loans, the non-funding thereof is the subject of a good faith dispute, (b) notified the Borrower, the Administrative Agent, the Issuing Bank or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement, unless the reason such Lender is not complying with such obligations is due to a good faith dispute with regard to such obligations, (c) failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless such failure to pay is the subject of a good faith dispute, (e) become the subject of a Bail-in Action, or (f) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or, other than by way of an Undisclosed Administration, has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in such Lender or parent company thereof by a Governmental Authority or agency thereof so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United Sates or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority or agency thereof) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.

CREDIT AGREEMENT

“Disqualified Capital Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is convertible or exchangeable for Debt or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the earlier of (a) the Maturity Date and (b) the date on which there are no Loans, LC Exposure or other obligations hereunder outstanding and all of the Commitments are terminated.

“dollars” or “$” refers to lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States of America or any state thereof or the District of Columbia.

“EBITDA” means, for any period, (a) Consolidated Net Income for such period plus (b) the following expenses or charges to the extent deducted in the calculation of Consolidated Net Income for such period: (i) exploration expenses, (ii) Interest Expense, (iii) income or franchise taxes, (iv) depreciation, depletion, amortization and other non-cash charges and losses, (v) documented and reasonable non-Affiliate third party fees, costs and expenses paid for attorneys, accountants, bankers and other advisors incurred in connection with (x) sales of Property or (y) issuance of Equity Stock by the Borrower, Parent, or Holdings, including without limitation thereof, an initial public offering, in each case to the extent such non-Affiliate third party fees, costs and expenses are fully paid from the gross proceeds of such (x) sales of Property or (y) issuance of Equity Stock by the Borrower, Parent, or Holdings; and (vi) any losses from an early unwind of any Swap Agreement, minus (c) the following income or gains to the extent included in the calculation of Consolidated Net Income for such period: (i) all interest income, (ii) all non-cash income and gains, (iii) all cancellation of debt income and (iv) any gains from an early unwind of any Swap Agreement; provided that if the Borrower or any Consolidated Subsidiary shall acquire or dispose of any Property (including Equity Interests of a Subsidiary) during such period, then, to the extent not reflected in the pro forma calculation of Consolidated Net Income, EBITDA shall be calculated after giving pro forma effect to such acquisition or disposition, as if such acquisition or disposition had occurred on the first day of such period; provided further that no such pro forma calculation shall be required for acquisitions or dispositions, in the ordinary course of business that in the aggregate are less than the lesser of (x) $50,000,000 and (y) five percent (5%) of the Borrowing Base.

“EDGAR” means the Electronic Data Gathering Analysis and Retrieval system operated by the SEC.

CREDIT AGREEMENT

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date on which (a) the conditions specified in Section 6.01 are satisfied (or waived in accordance with Section 12.02) and (b) the initial funding or deemed funding of the Loans and the deemed issuance of the Existing Letters of Credit occurs.

“Enforcement Action” means any action to enforce any Obligations or Loan Documents or to exercise any rights or remedies relating to any Collateral (whether by judicial action, self-help, notification of account debtors, setoff or recoupment, credit bid, action in an Obligor’s Insolvency Proceeding or otherwise).

“Engineering Reports” has the meaning assigned such term in Section 2.07(c)(i).

“Environmental Laws” means any and all Governmental Requirements pertaining in any way to health and safety (to the extent relating to exposure to Hazardous Materials), the environment or the preservation or reclamation of natural resources, in effect in any and all jurisdictions in which the Borrower or any Subsidiary is conducting or at any time has conducted business, or where any Property of the Borrower or any Subsidiary is located, including without limitation, the Oil Pollution Act of 1990 (“OPA”), as amended, the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 (“CERCLA”), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 (“RCRA”), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, and Hazardous Materials Transportation Act, as amended. The term “oil” shall have the meaning specified in OPA, the terms “hazardous substance” and “release” (or “threatened release”) have the meanings specified in CERCLA, the terms “solid waste” and “disposal” (or “disposed”) have the meanings specified in RCRA and the term “oil and gas waste” shall mean those waste that are excluded from the definition of “hazardous waste” pursuant to 40 C.F.R. Section 261.4(b)(5) (“Section 261.4(b)(5)”); provided, however, that (a) in the event either OPA, CERCLA, RCRA or Section 261.4(b)(5) is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (b) to the extent the laws of the state or other jurisdiction in which any Property of the Borrower or any Subsidiary is located establish a meaning for “oil,” “hazardous substance,” “release,” “solid waste,” “disposal” or “oil and gas waste” which is broader than that specified in either OPA, CERCLA, RCRA or Section 261.4(b)(5), such broader meaning shall apply.

CREDIT AGREEMENT

“Environmental Permit” means any permit, registration, license, approval, consent, exemption, variance, or other authorization of a Governmental Authority required under or issued pursuant to applicable Environmental Laws.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing.

“Equipment and Facilities” means all hereditaments, appurtenances and properties in anywise appertaining, belonging, affixed or incidental to Hydrocarbon Interests or the lands pooled or unitized therewith, including, without limitation, any and all property, real or personal, situated upon the Hydrocarbon Interests or the lands pooled or unitized therewith, or used, held for use, or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or the lands pooled or unitized therewith, or with the production, sale, purchase, exchange, treatment, processing, handling, storage, transporting or marketing of Hydrocarbons from or attributable to such Hydrocarbon Interests or the lands pooled or unitized therewith, including, without limitation, any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, pipelines, sales and flow lines, gathering lines and systems, field gathering systems, salt water disposal facilities, tanks and tank batteries, processing plants, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, facilities, appliances, tools, implements, cables, wires, towers, casing tubing and rods, surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute.

“ERISA Affiliate” means each trade or business (whether or not incorporated) which together with the Obligors or their respective Subsidiaries would be deemed to be a “single employer” within the meaning of Section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of Section 414 of the Code.

“ERISA Event” means (a) a reportable event described in Section 4043 of ERISA and the regulations issued thereunder, (b) the withdrawal of the Obligors or their respective Subsidiaries or any ERISA Affiliate from a Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, (e) receipt by the Obligors or their respective Subsidiaries or any ERISA Affiliate of a notice of withdrawal liability pursuant to Section 4202 of ERISA with respect to any Multiemployer Plan, (f) the failure of a Plan to meet the minimum funding standards under Section 412 of the Code or Section 302(c) of ERISA (determined without regard to Section 412(c) of the Code or Section 303(c) of ERISA), (g) the failure of a Plan to satisfy the requirements of Section 401(a)(29) of the Code, Section 436 of the Code or Section 206(g) of ERISA or (h) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

CREDIT AGREEMENT

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the LIBO Rate.

“Event of Default” has the meaning assigned such term in Section 10.01.

“Excepted Liens” means: (a) Liens for Taxes, assessments or other governmental charges or levies which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been recorded and maintained in accordance with GAAP; (b) Liens in connection with workers’ compensation, unemployment insurance or other social security, old age pension or public liability obligations which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (c) statutory landlord’s liens, operators’, vendors’, carriers’, warehousemen’s, repairmen’s, mechanics’, suppliers’, workers’, materialmen’s, construction or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties each of which is in respect of obligations that are not more than 60 days delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (d) contractual Liens which arise in the ordinary course of business under operating agreements, joint venture agreements, oil and gas partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, and other agreements which are usual and customary in the oil and gas business and are for claims which are not more than 60 days delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, provided that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by the Obligors or their respective Subsidiaries or materially impair the value of material Property subject thereto; (e) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board and no such deposit account is intended by the Obligors or their respective Subsidiaries to provide collateral to the depository institution; (f) easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any Property of the Obligors or their respective Subsidiaries for the purpose of roads, pipelines, transmission lines, transportation lines,

CREDIT AGREEMENT

distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, zoning restrictions, rights of way, facilities and equipment, that do not secure any monetary obligations and which in the aggregate do not materially impair the use of such Property for the purposes of which such Property is held by the Obligors or their respective Subsidiaries or materially impair the value of any material Property subject thereto; (g) Liens on cash or securities pledged to secure performance of tenders, surety and appeal bonds, government contracts, performance and return of money bonds, bids, trade contracts, leases, statutory obligations, regulatory obligations and other obligations of a like nature incurred in the ordinary course of business; (h) judgment and attachment Liens on any Property, including Oil and Gas Property, not giving rise to an Event of Default; (i) Liens pursuant to merger agreements, stock purchase agreements, asset sale agreements and similar agreements (1) limiting the transfer of properties and assets pending consummation of the subject transaction or (2) in respect of earnest money deposits, good faith deposits, purchase price adjustment escrows and similar deposits and escrow arrangements made or established thereunder and (j) Liens arising from precautionary Uniform Commercial Code financing statement filings entered into by the Borrower and the Subsidiaries covering Property under true leases entered into in the ordinary course of business; provided, further Liens described in clauses (a) through (e) shall remain “Excepted Liens” only for so long as no action to enforce such Lien has been commenced; provided further, no intention to subordinate the first priority Lien granted in favor of the Administrative Agent and the Lenders is to be hereby implied or expressed by the permitted existence of any Excepted Liens.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Account Cap” means an aggregate amount less than or equal to $2,500,000.00 at any time in all Excluded Accounts.

“Excluded Accounts” means, with respect to the Borrower or any Subsidiary, each deposit account set forth on Section 7.25 as an “Excluded Account” and that is not subject to an Account Control Agreement, to the extent used for (a) payroll accounts containing a balance not exceeding the amount of payroll expenses for one payroll period at any time, (b) tax withholding accounts, (c) employee benefit trust accounts, (d) zero balance accounts (other than lockbox accounts, to the extent Account Control Agreements are permitted by the applicable depository bank), (e) petty cash accounts containing a balance not exceeding $25,000 per account at any time and not to exceed $250,000 for all such accounts in the aggregate, (f) trust accounts holding royalty payment and working interest payments solely to the extent constituting property of a third party held in trust, (g) the General Unsecured Claims Account and (h) the Professional Fee Escrow Account.

“Excluded Swap Obligation” means, with respect to the Borrower or any Guarantor, (a) as it relates to all or a portion of any guarantee of the Borrower or such Guarantor, any Swap Obligation if, and to the extent that, such Swap Obligation (or any guarantee in respect thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of the Borrower’s or such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations

CREDIT AGREEMENT

thereunder at the time the guarantee of the Borrower or such Guarantor becomes effective with respect to such Swap Obligation or (b) as it relates to all or a portion of the grant by the Borrower or such Guarantor of a security interest, any Swap Obligation if, and to the extent that, such Swap Obligation (or such security interest in respect thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of the Borrower’s or such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the security interest of the Borrower or such Guarantor becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower or any Guarantor hereunder or under any other Loan Document, (a) income or franchise Taxes imposed on (or measured by) its net income (however denominated), in each case, (i) by the United States of America or such other jurisdiction (or political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, or (ii) that are Other Connection Taxes, (b) any branch profits Taxes imposed by the United States of America or any similar Tax imposed by any other jurisdiction (or political subdivision thereof) in which the Borrower or any Guarantor is located, (c) in the case of a Lender any withholding Tax that is imposed on amounts payable to such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect at the time such Lender becomes a party to this Agreement (or designates a new lending office), unless such Lender (or its assignor, if any) was entitled at the time of designation of a new lending office (or assignment) to receive additional amounts with respect to such withholding Tax pursuant to Section 5.03(a) or Section 5.03(c), (d) any Taxes attributable to a recipient’s failure to comply with Section 5.03(e) and (e) any U.S. federal withholding Taxes imposed under FATCA.

“Exemption Period” means any period during which the notional amounts of Swap Agreements in respect of interest rates (when aggregated with all other Swap Agreements of the Obligors or their respective Subsidiaries then in effect effectively converting interest rates from floating to fixed) exceed 100% of the then outstanding principal amount of the Borrower’s Debt for borrowed money which bears interest at a floating rate as a result of the Borrower’s repayment of Loans with the proceeds of any sale or issuance of Equity Interests or the proceeds of any Debt permitted to be incurred under this Agreement; provided, that such period occurs between (a) the date on which the Borrower or a Subsidiary signs a definitive acquisition agreement for any acquisition of Property or Equity Interests of any Person not prohibited by this Agreement and (b) the earliest of (i) the date such acquisition is consummated, (ii) the date such acquisition is terminated and (iii) 90 days after such definitive acquisition agreement was executed (or such longer period as to which the Administrative Agent may agree).

“Existing Letters of Credit” means (a) Standby Letter of Credit # IS0253913U, in the amount of $500,000 issued by Wells Fargo Bank, N.A., to Zurich American Insurance Company, as beneficiary, with an expiry date of October 23, 2017, (b) Standby Letter of Credit #

CREDIT AGREEMENT

IS0269622U, in the amount of $300,000 issued by Wells Fargo Bank, N.A., to Claiborne Electric Cooperative, Inc., as beneficiary, with an expiry date of January 20, 2018, (c) Standby Letter of Credit # IS0275724U, in the amount of $685,000 issued by Wells Fargo Bank, N.A., to Zurich American Insurance Company, as beneficiary, with an expiry date of February 13, 2017, (d) Standby Letter of Credit # IS0365086U, in the amount of $335,000 issued by Wells Fargo Bank, N.A., to Starr Indemnity & Liability Company, as beneficiary, with an expiry date of January 8, 2018, (e) Standby Letter of Credit # LINN IS0010865, in the amount of $425,000 issued by Wells Fargo Bank, N.A., to Liberty Mutual Insurance Company, as beneficiary, with an expiry date of November 1, 2017, (f) Standby Letter of Credit # LINN IS0010913, in the amount of $11,015 issued by Wells Fargo Bank, N.A., to Lea County Electric Cooperative, as beneficiary, with an expiry date of March 1, 2018, (g) Standby Letter of Credit # LINN IS0010937, in the amount of $2,927,100 issued by Wells Fargo Bank, N.A., to City of Industry, as beneficiary, with an expiry date of July 16, 2017, (h) Standby Letter of Credit # LINN IS0011004, in the amount of $1,000,000 issued by Wells Fargo Bank, N.A., to Brea Hills, LLC, as beneficiary, with an expiry date of August 4, 2017.

“Extraordinary Expenses” means all costs, expenses or advances that the Administrative Agent may incur during a Default or Event of Default, or during the pendency of an Insolvency Proceeding of an Obligor, including those relating to (a) any audit, inspection, repossession, storage, repair, appraisal, insurance, manufacture, preparation or advertising for sale, sale, collection, or other preservation of or realization upon any Collateral; (b) any action, arbitration or other proceeding (whether instituted by or against the Administrative Agent, any Lender, any Obligor, any representative of creditors of an Obligor or any other Person) in any way relating to any Collateral (including the validity, perfection, priority or avoidance of the Administrative Agent’s Liens with respect to any Collateral), Loan Documents, Letters of Credit or other Obligations, including any lender liability or other Claims; (c) the exercise of any rights or remedies of the Administrative Agent in, or the monitoring of, any Insolvency Proceeding; (d) settlement or satisfaction of taxes, charges or Liens with respect to any Collateral; (e) any Enforcement Action; and (f) negotiation and documentation of any modification, waiver, workout, restructuring or forbearance with respect to any Loan Documents or Obligations. Such costs, expenses and advances include transfer fees, Other Taxes, storage fees, insurance costs, permit fees, utility reservation and standby fees, legal fees of outside counsel, appraisal fees, brokers’ and auctioneers’ fees and commissions, accountants’ fees, environmental study fees, wages and salaries paid to employees of any Obligor or independent contractors in liquidating any Collateral, and reasonable travel and other expenses.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (and any amendment or successor provisions that are substantively comparable and which do not impose criteria that are materially more onerous to comply with than those contained in such Sections), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any applicable intergovernmental agreement entered into in connection with the implementation of such sections of the Code.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

CREDIT AGREEMENT

“Federal Funds Effective Rate” means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York; provided, that if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Financial Officer” means, for any Person, the chief financial officer, principal accounting officer, treasurer or controller of such Person. Unless otherwise specified, all references to a Financial Officer herein mean a Financial Officer of the Borrower.

“Financial Statements” means as of the date specified for delivery in accordance with Section 6.01 or Section 8.01, each of (a) the consolidated pro forma fresh start accounting balance sheet of Obligors, (b) the consolidated fresh start accounting balance sheet of the Obligors, (c) each consolidated and consolidating balance sheet and related statements of operations, cash flows, and as applicable, member’s or shareholder’s equity, as at the applicable reporting period end, in each case, as set forth in Sections 8.01(a) and (b).

“First Scheduled Redetermination Date” has the meaning assigned such term in Section 2.07(b).

“Flood Disaster Protection Act” means 42 U.S.C. 4002, as amended from time to time.

“Foreign Lender” means any Lender that is not a U.S. Person.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“Funded Debt” means any Debt of the type described in clause (a), (e), (i) or (m) of the definition thereof other than Loans.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time subject to the terms and conditions set forth in Section 1.05.

“General Unsecured Claims” means those disputed claims under the Restructuring Proceedings which (i) have not been paid in full pursuant to a final order of the Bankruptcy Court, (ii) are not Unsecured Notes Claims (as defined in the Plan of Reorganization) and (iii) are not Second Lien Notes Claims (as defined in the Plan of Reorganization).

“General Unsecured Claims Account” means a separate, designated deposit account that is an Excluded Account and in which the Borrower or other Obligor has deposited funds on the Effective Date and which funds are reserved solely to satisfy the Allowed General Unsecured Claims; provided such account shall cease to be an Excluded Account when the General Unsecured Claims have been settled or paid.

“General Unsecured Claims Amount” means $40,000,000 as such amount may be reduced by payments in respect of General Unsecured Claims.

CREDIT AGREEMENT

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government over the Obligors or their respective Subsidiaries, any of their Properties, the Administrative Agent, any Issuing Bank or any Lender.

“Governmental Requirement” means any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement, whether now or hereinafter in effect, including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

“Guarantor” means each of the Parent Guarantor, each Subsidiary Guarantor, and each other Person that becomes a guarantor of the Obligations hereunder.

“Guaranty Agreement” means the Guaranty Agreement, substantially in the form attached hereto as Exhibit C-1, executed by the Guarantors in favor of the Administrative Agent for the benefit of the Lenders, unconditionally guarantying on a joint and several basis, payment and performance of the Obligations, as the same may be amended, modified or supplemented from time to time.

“Hazardous Material” means any substance regulated or as to which liability might arise under any applicable Environmental Law and including, without limitation: (a) any chemical, compound, material, product, byproduct, substance or waste defined as or included in the definition or meaning of “hazardous substance,” “hazardous material,” “hazardous waste,” “solid waste,” “toxic waste,” “extremely hazardous substance,” “toxic substance,” “contaminant,” “pollutant,” or words of similar meaning or import found in any applicable Environmental Law; (b) petroleum hydrocarbons, petroleum products, petroleum substances, natural gas, oil, oil and gas waste, crude oil, and any components, fractions, or derivatives thereof; and (c) radioactive materials, asbestos containing materials, polychlorinated biphenyls, or radon.

“Highest Lawful Rate” means, with respect to each Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Obligations under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws allow as of the date hereof.

“Holdings’ Incentive Plan” means the Linn Energy, Inc. 2017 Omnibus Incentive Plan as in effect as of the Effective Date.

“Hydrocarbon Interests” means all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

CREDIT AGREEMENT

“Hydrocarbons” means oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

“Indemnified Taxes” means (a) Taxes other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Obligor under any Loan Document, and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitee” has the meaning assigned such term in Section 12.03(b).

“Information” has the meaning assigned such term in Section 12.11.

“Initial Reserve Report” means that certain draft Reserve Report prepared by DeGolyer and MacNaughton with respect to Oil and Gas Properties of the Obligors or their respective Subsidiaries, as of December 31, 2016.

“Insolvency Proceeding” means any case or proceeding commenced by or against a Person under any state, federal or foreign law for, or any agreement of such Person to, (a) the entry of an order for relief under the Bankruptcy Code, or any other insolvency, debtor relief or debt adjustment law; (b) the appointment of a receiver, trustee, liquidator, administrator, conservator or other custodian for such Person or any part of its Property; or (c) an assignment or trust mortgage for the benefit of creditors.

“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.04 in substantially the form of Exhibit F.

“Interest Expense” means, for any period, the sum (determined without duplication) of the aggregate gross interest expense of the Borrower and the Consolidated Subsidiaries for such period, including (a) to the extent included in interest expense under GAAP, unless otherwise provided in (iii) below: (i) amortization of debt discount, (ii) capitalized interest and (iii) the portion of any payments or accruals under Capital Leases allocable to interest expense, plus the portion of any payments or accruals under Synthetic Leases allocable to interest expense whether or not the same constitutes interest expense under GAAP and (b) cash dividend payments by the Parent Guarantor, Borrower or their respective Subsidiaries in respect of any Disqualified Capital Stock; but excluding non-cash gains, losses or adjustments under FASB Statement No. 133 as a result of changes in the fair market value of derivatives.

“Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

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“Interim Redetermination” has the meaning assigned such term in Section 2.07(b).

“Investment” means, for any Person: (a) an acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests of any other Person or any agreement to make any such acquisition (including, without limitation, any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); provided, however, no commitment to make any such acquisition shall be an Investment for purposes of this Agreement to the extent the terms of such commitment provide for (i) a consent from applicable Lenders pursuant to Section 12.02 or (ii) a pay-off in full or refinancing in full of the Loans, in each case, as a condition to the closing of such acquisition, (b) the making of any deposit with, or advance, loan or capital contribution to, assumption of Debt of, purchase or other acquisition of any other Debt or equity participation or interest in, or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding ninety (90) days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business); or (c) the entering into of any guarantee of, or other contingent obligation (including the deposit of any Equity Interests to be sold) with respect to, Debt of any other Person and (without duplication) any amount committed to be advanced, lent, or extended to such Person, provided that, the amount of the Investment represented by such guarantee or contingent obligation shall be the lesser of the amount of the Debt that is the subject of such guarantee or contingent obligation and the maximum stated amount of such guarantee or contingent obligation.

“Issuing Bank” means each of Wells Fargo and any other Lender agreeing to act as an Issuing Bank, in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.08(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“LC Commitment” at any time means Twenty Million Dollars ($20,000,000).

“LC Disbursement” means a payment made by any Issuing Bank pursuant to a Letter of Credit issued by such Issuing Bank.

“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

“Lenders” means collectively, the Revolving Lenders and the Term Lenders, or either group of such Lenders, as the context requires.

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“Letter of Credit” means any standby letter of credit issued pursuant to this Agreement.

“Letter of Credit Agreements” means all letter of credit applications and other agreements (including any amendments, modifications or supplements thereto) submitted by the Borrower, or entered into by the Borrower, with any Issuing Bank relating to any Letter of Credit issued by such Issuing Bank.

“Leverage Ratio” means, on any date of determination, the ratio of (a) Total Net Debt as of such date to (b) EBITDA for the twelve month period ending on such date of determination.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the greater of (i) 0.0% and (ii) the rate appearing on Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate does not appear on such page (or otherwise on such screen), the “LIBO Rate” shall be determined by reference to such other comparable publicly available service for displaying Eurodollar rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered dollar deposits at or about 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period in the interbank Eurodollar market where its Eurodollar and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

“Lien” means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) production payments and the like payable out of Oil and Gas Properties. The term “Lien” shall include easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations. For the purposes of this Agreement, the Obligors or their respective Subsidiaries shall be deemed to be the owner of any Property which they have acquired or hold subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

“Loan Documents” means this Agreement, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Guaranty Agreement, the Security Instruments, Proposed Borrowing Base Notices, New Borrowing Base Notices, compliance certificates, subordination agreements, intercreditor agreements, landlord lien waivers, bailee agreements, or other document, instrument or agreement now or hereafter delivered by an Obligor or other Person to the Administrative Agent or a Lender in connection with the Loans borrowed or Letters of Credit issued hereunder.

“Loans” means collectively the Revolving Loans and the Term Loans, or either class of Loans, as the context requires.

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“Majority Lenders” means, at any time while no Loans or LC Exposure are outstanding, Lenders having more than fifty percent (50.0%) of the sum of the Aggregate Maximum Credit Amounts and Term Loan Commitments; and at any time while any Loans or LC Exposure are outstanding, Lenders holding more than fifty percent (50.0%) of the outstanding aggregate principal amount of the Loans and participation interests in Letters of Credit (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)); provided that, if at any time there are three or fewer Lenders, then all Lenders shall constitute the Majority Lenders; provided further that the Maximum Credit Amount, the Term Loan Commitment and the outstanding principal amount of the Loans of, and the participation interests in Letters of Credit held by, each Defaulting Lender (if any) shall be excluded from the determination of Majority Lenders to the extent set forth in Section 4.04(c)(ii).

“Majority Revolving Lenders” means, at any time while no Revolving Loans or LC Exposure are outstanding, Revolving Lenders having more than fifty percent (50.0%) of the Aggregate Maximum Credit Amounts; and at any time while any Revolving Loans or LC Exposure are outstanding, Revolving Lenders holding more than fifty percent (50.0%) of the outstanding aggregate principal amount of the Revolving Loans and participation interests in Letters of Credit (without regard to any sale by a Revolving Lender of a participation in any Revolving Loan under Section 12.04(c)); provided that, if at any time there are three or fewer Revolving Lenders, then all Revolving Lenders shall constitute the Majority Lenders; provided further that the Maximum Credit Amount and the outstanding principal amount of the Revolving Loans of, and the participation interests in Letters of Credit held by, each Defaulting Revolving Lender (if any) shall be excluded from the determination of Majority Revolving Lenders to the extent set forth in Section 4.04(c)(ii).

“Majority Term Lenders” means, at any time while no Term Loans are outstanding, Term Lenders having more than fifty percent (50.0%) of the Term Loan Commitments; and at any time while any Term Loans are outstanding, Term Lenders holding more than fifty percent (50.0%) of the outstanding aggregate principal amount of the Term Loans (without regard to any sale by a Term Lender of a participation in any Term Loan under Section 12.04(c)); provided that, if at any time there are three or fewer Term Lenders, then all Term Lenders shall constitute the Majority Term Lenders; provided further that the Term Loan Commitments and the outstanding principal amount of the Term Loans of held by each Defaulting Term Lender (if any) shall be excluded from the determination of Majority Term Lenders to the extent set forth in Section 4.04(c)(ii).

“Managers” means the members of the board of managers or board of directors (however designated from time to time) of the Borrower as constituted from time to time.

“Material Adverse Effect” means a material adverse change in, or material adverse effect on (a) the business, operations, Property or financial condition of the Borrower and the Guarantors taken as a whole, (b) the ability of the Borrower and the Guarantors, taken as a whole, to perform their obligations under the Loan Documents, (c) the validity or enforceability of any Loan Document or (d) the rights and remedies of the Administrative Agent, any Issuing Bank or any Lender under the Loan Documents.

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“Material Debt” means Debt (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Obligors or their respective Subsidiaries in an aggregate principal amount exceeding $20,000,000. For purposes of determining Material Debt, the “principal amount” of the obligations of the Obligors or their respective Subsidiaries in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Obligors or their respective Subsidiaries would be required to pay if such Swap Agreement were terminated at such time.

“Maturity Date” means February 27, 2021; provided, however, the Non-Conforming Borrowing Base shall terminate on the Non-Conforming Period Termination Date.

“Maximum Credit Amount” means, as to each Revolving Lender, the amount set forth opposite such Revolving Lender’s name on Annex II (as such Annex II may be amended from time to time in connection with any modification to any Maximum Credit Amount or Aggregate Maximum Credit Amounts pursuant to this Agreement) under the caption “Maximum Credit Amounts”, as the same may be (a) reduced or terminated from time to time in connection with a reduction or termination of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b), or (b) modified from time to time pursuant to any assignment permitted by Section 12.04(b).

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto that is a nationally recognized rating agency.

“Mortgaged Property” means any Property owned by the Borrower or any Guarantor which is subject to the Liens created under the terms of the Security Instruments.

“Multiemployer Plan” means a multiemployer plan as defined in Section 3(37) or 4001 (a)(3) of ERISA to which any Borrower or any Subsidiary or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within the six calendar years preceding the date hereof, made or accrued an obligation to make contributions.

“Net Cash Proceeds” means with respect to any incurrence or issuance of any Funded Debt, any Sale of Property, any Casualty Event and any termination or creation of off-setting positions in respect of hedge positions, the cash proceeds received therefrom (including, with respect to any Casualty Event, any insurance proceeds or condemnation awards in respect of such Casualty Event actually received by or paid to or for the account of the Borrower or any Subsidiary), net of attorneys’ fees, investment banking fees, accountants’ fees, underwriting discounts, taxes paid or reasonably estimated to be actually payable in connection therewith (including, for the avoidance of doubt, any income, withholding and other taxes payable as a result of the distribution of such proceeds to the Borrower) and commissions and other customary fees and expenses actually incurred in connection therewith.

“New Borrowing Base Notice” has the meaning assigned such term in Section 2.07(d).

“Non-Conforming Borrowing” means, for any day, the portion of the Revolving Loans outstanding that is equal to the outstanding principal amount of such Revolving Loans on such day minus the corresponding Conforming Borrowing.

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“Non-Conforming Borrowing Base” means, at any time during the Non-Conforming Period, an amount equal to the Borrowing Base minus the Conforming Borrowing Base, but at no point less than zero dollars ($0.00).

“Non-Conforming Period” means the period from and including the Effective Date to and including the Non-Conforming Period Termination Date

“Non-Conforming Period Termination Date” means the earlier to occur of (a) August 28, 2020, and (b) the date on which the Borrower delivers written notification to the Administrative Agent of its election to permanently and irrevocably terminate the Non-Conforming Period (the “Non-Conforming Period Termination Notice”), which notice shall be irrevocable and effective immediately upon delivery of such notice, provided that no Non-Conforming Borrowings shall be outstanding at the time of the delivery of such notification or all of such Non-Conforming Borrowings shall be paid in full upon delivery of the Non-Conforming Period Termination Notice.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Notes” means the Revolving Loan Notes and the Term Loan Notes.

“NYMEX Pricing” means, as of any date of determination with respect to any month or year as applicable (i) for crude oil, the closing settlement price for the Light, Sweet Crude Oil futures contract for such month or year as applicable, and (ii) for natural gas, the closing settlement price for the Henry Hub Natural Gas futures contract for such month or year as applicable, in each case as published by New York Mercantile Exchange (NYMEX), or any successor thereto (as such price may be corrected or revised from time to time by the NYMEX in accordance with its rules and regulations).

“Obligors” means collectively the Borrower, the Parent Guarantor and each other Person that becomes a Guarantor pursuant to the terms of this Agreement.

“Obligations” means, without duplication, any and all amounts owing or to be owing by the Borrower or any other Obligor (whether direct or indirect (including those acquired by assumption or novation), absolute or contingent, due or to become due, now existing or hereafter arising): (a) to the Administrative Agent, any Issuing Bank or any Lender under any Loan Document; and all renewals, extensions and/or rearrangements of any of the above and (b) to any Secured Hedge Provider under any Secured Swap Agreement; provided that, Excluded Swap Obligations shall not be Obligations of any Obligor that is not a Qualified ECP Guarantor. For the avoidance of doubt, Obligations shall include all (a) principal of and premium, if any, on the Loans, (b) LC Disbursements and LC Exposure and other obligations of Obligors with respect to Letters of Credit, (c) interest, expenses, fees, indemnification obligations, Extraordinary Expenses and other amounts payable by Obligors under Loan Documents, (d) Secured Cash Management Obligations, and (e) other Debts, obligations and liabilities of any kind owing by Obligors pursuant to the Loan Documents, whether now existing or hereafter arising, whether evidenced by a note or other writing, whether allowed in any Insolvency Proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several.

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“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Oil and Gas Properties” means (a) Hydrocarbon Interests; (b) the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; (c) all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; (d) all operating agreements, contracts and other agreements, including production sharing contracts and agreements, which relate to any of the Hydrocarbon Interests or the lands pooled or unitized therewith, or the production, sale, purchase, exchange, treatment, processing, handling, storage, transporting or marketing of Hydrocarbons from or attributable to such Hydrocarbon Interests or the lands pooled or unitized therewith; (e) all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests or the lands pooled or unitized therewith, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests or the lands pooled or unitized therewith; (f) all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests or the lands pooled or unitized therewith and (g) all Properties, rights, titles, interests and estates, real or personal, now owned or hereafter acquired and situated upon, or used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or lands pooled or unitized therewith, or with the production, sale, purchase, exchange, treatment, processing, handling, storage, transporting or marketing of Hydrocarbons from or attributable to such Hydrocarbon Interests or the lands pooled or unitized therewith, including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, pipelines, sales and flow lines, gathering lines and systems, field gathering systems, salt water disposal facilities, tanks and tank batteries, processing plants, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, facilities, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing. Unless otherwise indicated herein, each reference to the term “Oil and Gas Properties” shall mean Oil and Gas Properties of the Obligors or their respective Subsidiaries.

“Organizational Documents” means, with respect to any Person, its charter, certificate or articles of incorporation or formation, bylaws, articles of organization, limited liability agreement, operating agreement, members agreement, shareholders agreement, partnership agreement, certificate of partnership, certificate of formation, voting trust agreement, or similar agreement or instrument governing the formation or operation of such Person.

“Other Connection Taxes” means, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower or any other Obligor hereunder or under any other Loan Document, Taxes imposed as a result of a present or former connection between such recipient and the

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jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a Lien under, or otherwise with respect to, this Agreement and any other Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.04).

“Parent Guarantor” has the meaning assigned to such term in the preamble.

“Participant” has the meaning set forth in Section 12.04(c)(ii).

“Participant Register” has the meaning set forth in Section 12.04(c)(ii).

“Patriot Act” has the meaning assigned to such term in Section 12.16.

“PBGC” means the Pension Benefit Guaranty Corporation, or any successor thereto.

“Permitted Holder” means a Person or “group” (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) issued Equity Interests on the Effective Date as part of the Plan Rights Offering or any Affiliate of such Person or “group” (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof).

“Permitted Refinancing Debt” means Debt (for purposes of this definition, “new Debt”) incurred in exchange for, or proceeds of which are used to extend, renew, replace, defease, discharge, refund, refinance or otherwise retire for value, in whole or in part (for purposes of this definition, a “Refinancing”), any other Debt or any Permitted Refinancing Debt theretofore incurred (for purposes of this definition, as applicable, the “Refinanced Debt”); provided that (a) such new Debt is in an aggregate principal amount not in excess of the sum of (i) the original principal amount of the Refinanced Debt and (ii) an amount necessary to pay any fees, expenses, accrued but unpaid interest and premiums related to such Refinancing plus any original issue discount associated with such new Debt, (b) such new Debt has a stated maturity no earlier than the date that is 180 days after the Maturity Date and (c) such new Debt (and any guarantees thereof) is subordinated in right of payment to the Obligations (or, if applicable, the Guaranty Agreement) to at least the same extent as the Refinanced Debt or is otherwise subordinated on terms reasonably satisfactory to the Administrative Agent.

“Permitted Tax Distributions” means distributions to the members of Parent, on or prior to each quarterly estimated U.S. federal income Tax payment date (or such other dates necessary with respect to payments in respect of Taxes other than estimated U.S. federal income Taxes), in an amount with respect to each member not to exceed with respect to any Tax year the excess, if any, of (a) the product of (i) the net taxable income of the Parent (as computed for U.S. federal

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income Tax purposes) attributable to the applicable period and all prior periods in the applicable Tax year allocated by the Parent to such member, (x) based upon (I) the information returns filed by the Parent, as amended or adjusted to date, and (II) reasonable amounts estimated in good faith by the Parent, in the case of periods within such Tax year for which the Parent has not yet filed information returns (determined by disregarding any adjustment to the taxable income of any member that arises under Code section 743(b) and is attributable to the acquisition by such member of an interest in the Parent in a transaction described in Code section 743(a)), and (y) calculated by taking into account Tax losses, deductions and credits for prior periods within such Tax year, multiplied by (ii) the Assumed Tax Rate, over (b) the aggregate amount of distributions made by the Parent to such member with respect to such Tax year (treating any prior distributions made with respect to tax income or gains for such Tax year, regardless of when made, and any other distribution made during such Tax year, as being made with respect to such Tax year).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity of whatever nature.

“Petition Date” has the meaning assigned to such term in the Recitals.

“Plan” means any employee pension benefit plan, as defined in Section 3(2) of ERISA, that is subject to Title IV of ERISA or Section 412 of the Code and (a) is currently or hereafter sponsored, maintained or contributed to by the Borrower, any of its Subsidiaries or an ERISA Affiliate or (b) was at any time during the six calendar years preceding the date hereof, sponsored, maintained or contributed to by the Borrower, any of its Subsidiaries or an ERISA Affiliate.

“Plan Effective Date” has the meaning assigned to such term in the Recitals.

“Plan Lender Paydown” means the cash payments equal to the sum of (i) $500,000,000 from cash proceeds of the Plan Rights Offering, plus (ii) $538,986,056.51 from the Obligors’ Consolidated Cash Balance; provided, that the Obligors and their respective Subsidiaries shall be in compliance with Section 3.04(c)(vii) on a pro forma basis after giving effect to the Plan Lender Paydown.

“Plan of Reorganization” has the meaning assigned to such term in the Recitals.

“Plan Rights Offering” means the offering of rights to purchase shares of Holdings and the issuance of such shares at an aggregate price of $530,000,000 in accordance with the terms of the Plan of Reorganization.

“Pledge Agreement” means the Pledge Agreement, substantially in the form attached hereto as Exhibit C-2, executed by the Obligors, in favor of the Administrative Agent for the benefit of the Lenders.

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“Prepetition Administrative Agent” has the meaning assigned to such term in the Recitals.

“Prepetition Borrower” has the meaning assigned to such term in the Recitals.

“Prepetition Claims” has the meaning assigned to such term in the Recitals.

“Prepetition Credit Agreement” has the meaning assigned to such term in the Recitals.

“Prepetition Financial Statements” the audited financial statements of the Prepetition Borrower for the fiscal year ended December 31, 2015.

“Prepetition Lender” has the meaning assigned to such term in the Recitals.

“Prepetition Mortgage” means each of those certain mortgages and deeds of trust, fixture filings, assignments of as-extracted collateral, security agreements and financing statements executed and delivered by each of the Obligors or their respective Subsidiaries party thereto, as the “grantor” or “mortgagor,” for the benefit of the Prepetition Administrative Agent, as amended, amended and restated, supplemented and modified prior to the date hereof, and recorded in the office designated for the filing of a record of a mortgage, deed of trust or financing statement in, among others, the jurisdictions set forth in Annex V hereto.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by Wells Fargo Bank, National Association as its prime rate in effect at its principal office in Charlotte, North Carolina; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. Such rate is set by Wells Fargo Bank, National Association as a general reference rate of interest, taking into account such factors as Wells Fargo Bank, National Association may deem appropriate; it being understood that many of the commercial or other loans of Wells Fargo Bank, National Association are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that Wells Fargo Bank, National Association may make various commercial or other loans at rates of interest having no relationship to such rate.

“Professional Fee Escrow Account” means an escrow account for professional fees funded in accordance with the Plan of Reorganization; provided no additional deposits shall be permitted to such account by any Obligor; provided further, such account shall cease to be an Excluded Account when the Professional Fees permitted by the Plan of Reorganization have been paid in full.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts and contract rights.

“Property Sale Redetermination Date” means the date on which a Borrowing Base and Conforming Borrowing Base that have been redetermined pursuant to Section 2.07(g) become effective as provided in Section 2.07(g).

“Proposed Borrowing Base” has the meaning assigned to such term in Section 2.07(c)(i).

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“Proposed Borrowing Base Notice” has the meaning assigned to such term in Section 2.07(c)(ii).

“Proved Developed Producing Properties” means Oil and Gas Properties which are categorized as “Proved Reserves” that are both “Developed” and “Producing”, as such terms are defined in the Definitions for Oil and Gas Reserves as promulgated by the Society of Petroleum Engineers (or any generally recognized successor) as in effect at the time in question.

“Proved Reserves” has the meaning assigned to such term in the Definitions for Oil and Gas Reserves as promulgated by the Society of Petroleum Engineers (or any generally recognized successor) as in effect at the time in question.

“PV-10” means, as of any date of determination, the present value of (i) future cash flows from Proved Reserves included in the Oil and Gas Properties, as set forth in the most recent Reserve Report delivered pursuant to Section 8.11(a), utilizing (a) a 10% discount rate and (b) Strip Pricing, in each case based upon the economic assumptions consistent with the Administrative Agent’s lending practices at the time of determination; provided that the present value of future cash flows from such Proved Reserves categorized as other than “proved developed producing” or “proved developed non-producing” in accordance with the petroleum reserves definitions promulgated by the Society of Petroleum Engineers (or any generally recognized successor) as in effect at the time in question shall not exceed forty percent (40%) of PV-10 plus (ii) the mark-to-market of Swap Agreements.

“Qualified ECP Guarantor” means, in respect of any Secured Swap Agreement, the Borrower and each Guarantor that has total assets exceeding $10,000,000 at the time such Secured Swap Agreement is incurred or such other person as constitutes an ECP under the Commodity Exchange Act or any regulation promulgated thereunder.

“Redemption” means with respect to any Debt, the repurchase, redemption, prepayment, repayment or defeasance or any other acquisition or retirement for value (or the segregation of funds with respect to any of the foregoing) of any such Debt. “Redeem” has the correlative meaning thereto.

“Redetermination Date” means, with respect to any Scheduled Redetermination or any Interim Redetermination, the date that the redetermined Borrowing Base related thereto becomes effective pursuant to Section 2.07(d).

“Register” has the meaning assigned such term in Section 12.04(b)(ii).

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors (including attorneys, accountants and experts), controlling Persons, holders of Equity Interests, partners, members, trustees, managers, administrators and other representatives of such Person and such Person’s Affiliates, and the respective successors and assigns of each of the foregoing.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing.

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“Remedial Work” has the meaning assigned such term in Section 8.09(a).

“Required Lenders” means, at any time while no Loans or LC Exposure are outstanding, Lenders having at least sixty-six and two-thirds percent (66- 2⁄3%) of the sum of the Aggregate Maximum Credit Amounts and Term Loan Commitments; and at any time while any Loans or LC Exposure are outstanding, Lenders holding at least sixty-six and two-thirds percent (66- 2⁄3%) of the outstanding aggregate principal amount of the Loans and participation interests in Letters of Credit (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)); provided that the Maximum Credit Amount, the Term Loan Commitment and the outstanding principal amount of the Loans of, and the participation interests in Letters of Credit held by, each Defaulting Lender (if any) shall be excluded from the determination of Required Lenders to the extent set forth in Section 4.04(c)(ii).

“Required Revolving Lenders” means, at any time while no Loans or LC Exposure are outstanding, Lenders having at least sixty-six and two-thirds percent (66- 2⁄3%) of the sum of the Aggregate Maximum Credit Amounts; and at any time while any Loans or LC Exposure are outstanding, Lenders holding at least sixty-six and two-thirds percent (66- 2⁄3%) of the outstanding aggregate principal amount of the Revolving Loans and participation interests in Letters of Credit (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)); provided that the Maximum Credit Amount, and the outstanding principal amount of the Revolving Loans of, and the participation interests in Letters of Credit held by, each Defaulting Lender (if any) shall be excluded from the determination of Required Revolving Lenders to the extent set forth in Section 4.04(c)(ii).

“Reserve Coverage Ratio” means, on any date of determination, the ratio of (a) PV-10 as of such date to (b) Total Debt, as of such date.

“Reserve Report” means a report, in form and substance reasonably satisfactory to the Administrative Agent, setting forth, as of each December 31st or June 30th (or such other date in the event of an Interim Redetermination or Additional Redetermination to the extent required hereunder) the oil and gas reserves attributable to the Oil and Gas Properties of the Obligors or their respective Subsidiaries, together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the economic assumptions consistent with the Administrative Agent’s lending requirements at the time. On and from the Effective Date until a new Reserve Report is prepared, the Reserve Report shall mean the Initial Reserve Report.

“Reserve Report Certificate” has the meaning assigned to such term in Section 8.11(c).

“Responsible Officer” means, as to any Person, the chief executive officer, the president, any Financial Officer or any vice president of such Person. Unless otherwise specified, all references to a Responsible Officer herein means a Responsible Officer of the Borrower.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other Property) with respect to any Equity Interests in the Obligors or their respective Subsidiaries, or any payment (whether in cash, securities or other Property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Obligors or their respective Subsidiaries or any option, warrant or other right to acquire any such Equity Interests in the Obligors or their respective Subsidiaries.

CREDIT AGREEMENT

“Restructuring Proceeding” has the meaning assigned to such term in the Recitals.

“Restructuring Support Agreement” means that certain First Amended and Restated Restructuring Support Agreement, dated as of October 21, 2016, by and among the Prepetition Borrower, certain Prepetition Lenders and certain holders of second lien and unsecured notes issued prior to the Petition Date.

“Revolving Credit Exposure” means, with respect to any Revolving Lender at any time, the sum of the outstanding principal amount of such Revolving Lender’s Revolving Loans and its LC Exposure at such time. On the Effective Date, the Revolving Credit Exposure of each Revolving Lender shall be equal to the pro rata share of the Prepetition Claims deemed to be made as Revolving Loans under this Agreement pursuant to the Plan of Reorganization, in each case, as set forth on Annex II. For the avoidance of doubt, during the Non-Conforming Period, if Revolving Loans allocated to the Non-Conforming Borrowing Base are outstanding, each Revolving Lender shall hold Loans ratably pursuant to the Conforming Borrowing Base and the Non-Conforming Borrowing Base and such Revolving Loans may not be assigned separately pursuant to Section 12.04.

“Revolving Lenders” means the Persons listed on Annex II, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption, and any Person that shall have become a party hereto pursuant to an Assignment and Assumption of a Revolving Loan Commitment and/or a Revolving Loan after the Effective Date.

“Revolving Loan Commitment” means, with respect to each Revolving Lender, the commitment of such Revolving Lender to make or be deemed to make Revolving Loans and to acquire participations in Letters of Credit hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06 and (b) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04(b). The amount representing each Revolving Lender’s Revolving Loan Commitment to make Revolving Loans and acquire participations shall at any time be the lesser of such Revolving Lender’s Maximum Credit Amount and such Revolving Lender’s Applicable Percentage of the then effective Borrowing Base.

“Revolving Loan Notes” means the promissory notes of the Borrower described in Section 2.02(d) and being substantially in the form of Exhibit A-1, together with all amendments, modifications, replacements, extensions and rearrangements thereof.

“Revolving Loans” means the revolving loans made by the Revolving Lenders to the Borrower pursuant to Section 2.01 and Section 2.02, which revolving loans shall rank pari passu with the Term Loans.

“Sale” has the meaning assigned to such term in Section 9.11.

CREDIT AGREEMENT

“Sale and Leaseback Transaction” means, with respect to any Person, any arrangement, directly or indirectly, whereby such Person shall sell or transfer any Property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such Property or other Property that it intends to use for substantially the same purpose or purposes as the Property being sold or transferred.

“Sanctioned Country” means, at any time, a country, region or territory which is, or whose government is, the subject or target of any Sanctions broadly restricting or prohibiting dealings with such country, region, territory or government.

“Sanctioned Person” means, at any time, any Person with whom dealings are restricted or prohibited under Sanctions, including (a) any Person listed in any Sanctions-related list of designated or identified Persons maintained by the United States (including by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or the U.S. Department of Commerce), the United Nations Security Council, the European Union or any of its member states, Her Majesty’s Treasury, Switzerland or any other relevant authority, (b) any Person located, organized or resident in, or any Governmental Authority or governmental instrumentality of, a Sanctioned Country or (c) any Person directly or indirectly owned by, controlled by, or acting for the benefit or on behalf of, any Person described in clauses (a) or (b) hereof.

“Sanctions” means economic or financial sanctions or trade embargoes or restrictive measures enacted, imposed, administered or enforced from time to time by (a) the U.S. government, including the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or the U.S. Department of Commerce (b) the United Nations Security Council; (c) the European Union or any of its member states; (d) Her Majesty’s Treasury; (e) Switzerland; or (f) any other relevant authority.

“Scheduled Redetermination” has the meaning assigned such term in Section 2.07(b).

“Scheduled Redetermination Date” means the date on which a Borrowing Base and Conforming Borrowing Base that have been redetermined pursuant to a Scheduled Redetermination become effective as provided in Section 2.07(d).

“SEC” means the Securities and Exchange Commission or any successor Governmental Authority.

“Secured Cash Management Agreement” means a Cash Management Agreement between (a) any Obligor and (b) a Secured Cash Management Provider.

“Secured Cash Management Obligations” means any and all amounts and other obligations owing by any Obligor to any Secured Cash Management Provider under any Secured Cash Management Agreement.

“Secured Cash Management Provider” means a Lender, an Affiliate of a Lender, the Administrative Agent or an Affiliate of the Administrative Agent.

CREDIT AGREEMENT

“Secured Hedge Provider” means any Person that is party to a Swap Agreement with any of the Obligors or their respective Subsidiaries, so long as either (a) such Person was a Lender or an Affiliate of a Lender at the time such Person entered into such Swap Agreement or (b) such Swap Agreement was in effect on the Effective Date and such Person was a Lender or an Affiliate of a Lender on the Effective Date.

“Secured Parties” means, at any time, (a) the Administrative Agent, (b) each Lender or Issuing Bank under this Agreement, (c) each Secured Hedge Provider, (d) the beneficiaries of each indemnification obligation undertaken by the Borrower or any Guarantor under any Loan Document and (e) each other holder of, or obligee in respect of, any Obligations, in each case to the extent designated as a secured party (or a party entitled to the benefits of the security) under any Loan Document outstanding at such time.

“Secured Swap Agreement” means any Swap Agreement by and between any of the Obligors and any Secured Hedge Provider.

“Security Agreement” means the Security Agreement, substantially in the form attached hereto as Exhibit C-3, executed by the Obligors, in favor of the Administrative Agent for the benefit of the Secured Parties.

“Security Instruments” means collectively each of the Security Agreement, Pledge Agreement, intellectual property security agreements, financing statements, mortgages, deeds of trust and other agreements, instruments or certificates, intellectual property security agreements, deposit account control agreements, securities account control agreements, and any and all other agreements or instruments now or hereafter executed deemed necessary or advisable by the Administrative Agent to perfect the security interest and Liens in favor of the Lenders or otherwise delivered by the Borrower or any other Obligor (other than Swap Agreements with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other lender or creditor with respect to any Obligations pursuant to this Agreement) in connection with, or as security for the payment or performance of the Obligations, the Notes, this Agreement, or reimbursement obligations under the Letters of Credit, as such agreements may be amended, modified, supplemented or restated from time to time.

“S&P” means Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc., and any successor thereto that is a nationally recognized rating agency.

“Solvent” means with respect to any Person (a) the aggregate assets of such Person at a fair valuation exceed the aggregate Debt of such Person, (b) such Person has not incurred, and does not intend to incur, and does not believe that they will incur or have incurred Debt beyond their ability to pay such Debt (after taking into account the timing and amounts of cash to be received by such Person and the timing and amounts to be payable on or in respect of such Person’s liabilities) as such Debt becomes absolute and matures, and (c) such Person does not have (and does not have reason to believe such Person will have at any time) unreasonably small capital for the conduct of its business.

“Solvency Certificate” means the Solvency Certificate substantially in the form of Exhibit H.

CREDIT AGREEMENT

“Strip Pricing” means the average closing price over the preceding ninety (90) days prior to the date of the applicable Reserve Report, (a) for the remainder of the then-current calendar year, the average NYMEX Pricing for the remaining months in such calendar year, (b) for each of the succeeding four (4) complete calendar years, the average NYMEX Pricing for the twelve months in each such calendar year, and (c) for the succeeding fifth complete calendar year and each calendar year thereafter, the average NYMEX Pricing for the twelve months in such fifth calendar year.

“Subsidiary” of a Person means (a) a corporation, partnership, joint venture, limited liability company or other business entity of which Equity Interests representing more than 50% of the ordinary voting power to elect a majority of the board of directors, managers or other governing body (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) are at the time owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, and (b) any partnership of which such Person or any of its Subsidiaries is a general partner. Unless otherwise indicated herein, each reference to the term “Subsidiary” means a Subsidiary of the Obligors.

“Subsidiary Guarantor” means each direct and indirect subsidiary of Borrower.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement, whether exchange traded, “over-the-counter” or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, emissions reduction, carbon sequestration or other environmental protection credits, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Obligors or their respective Subsidiaries shall be a Swap Agreement.

“Swap Obligations” means, with respect to the Borrower or any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Swap PV” means, with respect to any Swap Agreement, the present value as of the applicable measurement date, discounted at 9% per annum, of the future receipts expected to be paid to the Borrower under such Swap Agreement netted against the Bank Price Deck in effect as of the most recent Proposed Borrowing Base Notice, provided however, that the “Swap PV” shall never be less than $0.00.

“Synthetic Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness for borrowed money for purposes of United States federal income taxes, if the lessee in respect thereof is obligated to either purchase for an amount in excess of, or pay upon early termination an amount in excess of, 80% of the residual value of the Property subject to such operating lease upon expiration or early termination of such lease.

CREDIT AGREEMENT

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed, administered or assessed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Lenders” means the Persons listed on Annex III, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption, and any Person that shall have become a party hereto pursuant to an Assignment and Assumption of a Term Loan Commitment or a Term Loan subsequent to the Effective Date.

“Term Loan Commitment” means, with respect to each Term Lender, the commitment of such Term Lender to be deemed to make its Term Loan in an aggregate amount equal to such Term Lender’s pro rata amount of its Prepetition Claims as set forth in the Plan of Reorganization and accordance with Section 2.09. The amount set forth opposite each Term Lender’s name on Annex III represents such Term Lender’s Term Loan Commitment pursuant to the Plan of Reorganization as of the Effective Date.

“Term Loan Notes” means the promissory notes of the Borrower described in Section 2.09(b)(iii) and being substantially in the form of Exhibit A-2, together with all amendments, modifications, replacements, extensions and rearrangements thereof.

“Term Loans” means the term loans made or deemed to be made by the Term Lenders to the Borrower pursuant to Section 2.09, which term loans shall rank pari passu with the Revolving Loans.

“Termination Date” means the earlier of the Maturity Date and the date of termination of the Commitments.

“Total Credit Exposure” means, at any time, the sum of the total Revolving Credit Exposures and the aggregate principal amount of Term Loans outstanding.

“Total Debt” means, at any determination date, (a) the sum of (i) Total Credit Exposure as of such date plus (ii) all Funded Debt permitted pursuant to Section 9.02(f) as of such date.

“Total Net Debt” means at any determination date (a) Total Debt, minus (b) the aggregate amount of cash and Cash Equivalents held in accounts that are subject to account control agreements granting control to the Administrative Agent and accounts maintained with the Administrative Agent (including any such cash constituting cash collateral in respect of Letters of Credit.

“Transactions” means, with respect to (a) each Obligor and its respective Subsidiaries, the reorganization and transactions contemplated by the Plan of Reorganization, (b) the Borrower, the execution, delivery and performance by the Borrower of this Agreement and each other Loan Document to which it is a party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder, and the grant of Liens by the Borrower on Mortgaged Properties and other Properties pursuant to the Security Instruments, (c) each Guarantor, the

CREDIT AGREEMENT

execution, delivery and performance by such Guarantor of each Loan Document to which it is a party, the guaranteeing of the Obligations under the Guaranty Agreement by such Guarantor and such Guarantor’s grant of the security interests and provision of collateral under the Security Instruments, and the grant of Liens by such Guarantor on Mortgaged Properties and other Properties pursuant to the Security Instruments and (d) each Obligor and its subsidiaries the payment of fees and expenses in connection with all of the foregoing.

“Type” means, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Alternate Base Rate or the LIBO Rate.

“Undisclosed Administration” means, in relation to a Lender, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender is subject to home jurisdiction supervision if applicable law requires that such appointment is not publicly disclosed.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 5.03(e)(ii)(B).

“Wells Fargo” has the meaning assigned to such term in the preamble.

“Wholly-Owned Subsidiary” means any Subsidiary of which all of the outstanding Equity Interests (other than any directors’ qualifying shares mandated by applicable law), on a fully-diluted basis, are owned by the Borrower or one or more of the Wholly-Owned Subsidiaries or are owned by the Borrower and one or more of the Wholly-Owned Subsidiaries.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.03 Types of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings, respectively, may be classified and referred to by Type (e.g., a “Eurodollar Loan” or a “Eurodollar Borrowing”).

Section 1.04 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth

CREDIT AGREEMENT

in the Loan Documents), (b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to the restrictions contained in the Loan Documents), (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word “from” means “from and including” and the word “to” means “to and including” and (f) any reference herein to Articles, Sections, Annexes, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement. No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

Section 1.05 Accounting Terms and Determinations; GAAP. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all Financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the Pre-Petition Financial Statements except for changes in which Borrower’s independent certified public accountants concur and which are disclosed to the Administrative Agent on the next date on which financial statements are required to be delivered to the Lenders pursuant to Section 8.01(a); provided that, unless the Borrower and the Majority Lenders shall otherwise agree in writing, no such change shall modify or affect the manner in which compliance with the covenants set forth in Section 9.01 or Section 9.02(e) is computed such that all such computations shall be conducted utilizing financial information presented consistently with prior periods. In the event that any Accounting Change shall occur and such change results in a change in the method or result of calculation of financial covenants, standards or terms, then the Lenders and the Obligors shall enter into negotiations in order to amend such provisions of the Loan Documents so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Obligors’ financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Obligors, the Administrative Agent and the Majority Lenders, all financial covenants, standards and terms in the Loan Documents shall continue to be calculated or construed as if such Accounting Changes had not occurred.

ARTICLE II

The Credits

Section 2.01 Revolving Loan Commitments. Subject to the terms and conditions set forth herein, each Revolving Lender severally agrees to make Revolving Loans in Dollars to the Borrower during the Availability Period in an aggregate principal amount that will not result in (a) such Revolving Lender’s Revolving Credit Exposure exceeding such Revolving Lender’s Revolving Loan Commitment or (b) the total Revolving Credit Exposures exceeding the total Revolving Loan Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, repay and re-borrow the Revolving Loans.

Section 2.02 Revolving Loans and Borrowings.

CREDIT AGREEMENT

(a) Borrowings; Several Obligations. Each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans made by the Revolving Lenders ratably in accordance with their respective Revolving Loan Commitments. The failure of any Revolving Lender to make any Revolving Loan required to be made by it shall not relieve any other Revolving Lender of its obligations hereunder; provided that the Revolving Loan Commitments are several and no Revolving Lender shall be responsible for any other Revolving Lender’s failure to make Revolving Loans as required.

(b) Types of Loans. Subject to Section 3.03, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Revolving Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Revolving Lender to make such Revolving Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Revolving Loan in accordance with the terms of this Agreement.

(c) Minimum Amounts; Limitation on Number of Borrowings. At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $250,000 and not less than $1,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Loan Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.08(e). Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of twelve (12) Eurodollar Borrowings outstanding. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

(d) Notes. Upon the request of a Revolving Lender, the Revolving Loans made by such Revolving Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A-1, dated (i) as of the date of this Agreement in the case of any Revolving Lender party hereto as of the date of this Agreement, and (ii) as of the effective date of the Assignment and Assumption in the case of any Revolving Lender that becomes a party hereto pursuant to an Assignment and Assumption, in each case payable to such Revolving Lender in a principal amount equal to its Maximum Credit Amount as in effect on such date, and otherwise duly completed. In the event that any Revolving Lender’s Maximum Credit Amount increases or decreases for any reason (whether pursuant to Section 2.06, Section 12.04(b) or otherwise), the Borrower shall, upon the request of such Revolving Lender, deliver or cause to be delivered on the effective date of such increase or decrease, a new Note payable to such Revolving Lender in a principal amount equal to its Maximum Credit Amount after giving effect to such increase or decrease, and otherwise duly completed, and such Revolving Lender shall promptly return to the Borrower the previously issued Note held by such Revolving Lender. The date, amount, Type, interest rate and, if applicable, Interest Period of each Revolving Loan made by each Revolving Lender, and all payments made on account of the principal thereof, shall be recorded by such Revolving Lender on a Schedule attached to such Note or any continuation thereof or on any separate record maintained by such Revolving Lender. Failure to make any such notation or to attach a Schedule shall not affect any Revolving Lender’s or the Borrower’s rights or obligations in respect of such Revolving Loans or affect the validity of such transfer by any Revolving Lender of its Note.

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(e) Loans and Borrowings under the Prepetition Credit Agreement. It is the intent of the parties hereto that this Agreement, the deemed Borrowings pursuant to Section 2.02(e)(i) and (ii) and Section 2.07(a) and the cash payments made to the Lenders party hereto pursuant to the Plan of Reorganization constitute a discharge of the Prepetition Claims existing under the Prepetition Credit Agreement and evidence payment in full of such obligations and liabilities and that this Agreement and the cash payments under the Plan or Reorganization be a refinancing and repayment of the obligations of the Borrower outstanding thereunder. On the Effective Date:

(i) the Borrower shall be deemed to have made a Revolving Loan with an Interest Period of three (3) months equal to $600,000,000 on the Effective Date;

(ii) the Existing Letters of Credit outstanding under the Prepetition Credit Agreement shall be deemed issued under this Agreement pursuant to Section 2.08;

(iii) the Borrower shall be deemed to have made a Term Loan equal to $300,000,000 on the Effective Date; and

(iv) the Prepetition Credit Agreement and the commitments thereunder shall be terminated and superseded by this Agreement and such commitments shall terminate.

Section 2.03 Requests for Borrowings. Each Borrowing shall be subject to each of the conditions set forth in Section 6.02. To request a Borrowing, including the deemed Borrowing on the Effective Date, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., Houston time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 12:00 noon, Houston time, on the date of the proposed Borrowing; provided that no such notice shall be required for any deemed request of an ABR Borrowing to finance the reimbursement of an LC Disbursement as provided in Section 2.08(e). Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(a) the aggregate amount of the requested Borrowing;

(b) the date of such Borrowing, which shall be a Business Day;

(c) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

(d) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”;

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(e) the amount of the then effective Borrowing Base, the current total Revolving Credit Exposures (without regard to the requested Borrowing) and the pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing);

(f) the location and number of the Borrower’s account to which funds are to be disbursed, which shall be a Controlled Proceeds Account and comply with the requirements of Section 2.05 and Section 8.19; and

(g) each of the conditions set forth in Section 6.02 has been satisfied.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Loan. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Each Borrowing Request shall constitute a representation that the amount of the requested Borrowing shall not cause the total Revolving Credit Exposures to exceed the total Revolving Loan Commitments (i.e., the lesser of the Aggregate Maximum Credit Amounts and the then effective Borrowing Base).

Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Revolving Lender of the details thereof and of the amount of such Revolving Lender’s Revolving Loan to be made as part of the requested Borrowing.

Section 2.04 Interest Elections.

(a) Conversion and Continuance. Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.04. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b) Interest Election Requests. To make an election pursuant to this Section 2.04, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request signed by the Borrower.

(c) Information in Interest Election Requests. Each telephonic and written Interest Election Request shall specify the following information:

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(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to Section 2.04(c)(iii) and (iv) shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d) Notice to Lenders by the Administrative Agent. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e) Effect of Failure to Deliver Timely Interest Election Request and Events of Default and Borrowing Base Deficiencies on Interest Election. If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a Eurodollar Loan having an Interest Period of one month. Notwithstanding any contrary provision hereof, (i) if an Event of Default has occurred and is continuing: (A) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing (and any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective) and (B) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto; and (ii) if a Borrowing Base Deficiency exists: (A) outstanding Borrowings may not be converted or continued as Eurodollar Borrowings unless, after giving effect thereto and to the conversion or continuation of Borrowings to ABR Borrowings, there are ABR Borrowings in an amount no less than the amount of such Borrowing Base Deficiency and (B) unless sooner repaid, any Eurodollar Borrowing in excess of the Borrowing Base shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

Section 2.05 Funding of Borrowings.

(a) Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m., Houston time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to the

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Controlled Proceeds Account of the Borrower designated by the Borrower in the applicable Borrowing Request; provided that ABR Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.08(e) shall be remitted by the Administrative Agent to the Issuing Bank that made such LC Disbursement. Nothing herein shall be deemed to obligate any Lender to obtain the funds for its Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for its Loan in any particular place or manner.

(b) Presumption of Funding by the Lenders. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.05(a) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period.

Section 2.06 Termination and Reduction of Aggregate Maximum Credit Amounts.

(a) Scheduled Termination of Commitments. Unless previously terminated, the Revolving Loan Commitments shall terminate on the Maturity Date. If at any time the Aggregate Maximum Credit Amounts or the Borrowing Base is terminated or reduced to zero, then the Revolving Loan Commitments shall terminate on the effective date of such termination or reduction.

(b) Optional Termination and Reduction of Aggregate Maximum Credit Amounts.

(i) The Borrower may at any time terminate, or from time to time reduce, the Aggregate Maximum Credit Amounts; provided that (A) each reduction of the Aggregate Maximum Credit Amounts shall be in an amount that is an integral multiple of $500,000 and not less than $1,000,000 and (B) the Borrower shall not terminate or reduce the Aggregate Maximum Credit Amounts if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 3.04(c), the total Revolving Credit Exposures would exceed the total Revolving Loan Commitments.

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(ii) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Aggregate Maximum Credit Amounts under Section 2.06(b)(i) at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Revolving Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.06(b)(ii) shall be irrevocable; provided that a notice of reduction or termination of the Aggregate Maximum Credit Amounts delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or other securities offerings, in which case such notice may be revoked by the Borrower if such condition is not satisfied. Any termination or reduction of the Aggregate Maximum Credit Amounts shall be permanent and may not be reinstated. Each reduction of the Aggregate Maximum Credit Amounts shall be made ratably among the Revolving Lenders in accordance with each Revolving Lender’s Applicable Percentage.

Section 2.07 Borrowing Base.

(a) Initial Borrowing Base. For the period from and including the Effective Date to but excluding the Non-Conforming Period Termination Date, the amount of the Borrowing Base shall be equal to the sum of the Conforming Borrowing Base and the Non-Conforming Borrowing Base. For the period from and including the Effective Date to but excluding the First Scheduled Redetermination Date, the Conforming Borrowing Base shall be $1,400,000,000 (as may be reduced from time to time as set forth in this Section 2.07) and the Non-Conforming Borrowing Base shall be zero dollars ($0.00) (as may be increased from time to time as set forth in this Section 2.07). From and after the Non-Conforming Period Termination Date, the Non-Conforming Borrowing Base shall be terminated and the Borrowing Base shall equal the then existing Conforming Borrowing Base. Notwithstanding the foregoing, the Borrowing Base, and, during the Non-Conforming Period, the Conforming Borrowing Base and the Non-Conforming Borrowing Base, may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 2.07(f), Section 2.07(g), Section 8.12(c), or Section 9.11(b)(iv). Notwithstanding anything in this Agreement to the contrary, from and after the Non-Conforming Period Termination Date, (i) no Non-Conforming Borrowing Base shall be permitted and no change or reallocation of the Borrowing Base under the terms and conditions of this Section 2.07 or otherwise shall result in a Non-Conforming Borrowing Base, (ii) the Non-Conforming Borrowing Base will be terminated and cease to exist, (iii) the Borrowing Base shall be a conforming borrowing base only, with the result that the Borrowing Base and the Conforming Borrowing Base will be the same, and shall be referred to as the “Borrowing Base.”

(b) Scheduled, Interim and Additional Redeterminations.

(i) Scheduled Redeterminations. Subject to Section 2.07(d), the Borrowing Base and, during the Non-Conforming Period, the Conforming Borrowing Base and the Non-Conforming Borrowing Base, shall be redetermined (a “Scheduled Redetermination”) on April 1st and October 1st of each year, commencing April 1, 2018 (the “First Scheduled Redetermination Date”).

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(ii) Interim Redeterminations. From and after the First Scheduled Redetermination Date, either the (x) the Administrative Agent, at the direction of the Required Revolving Lenders or (y) the Borrower, may, once during each calendar year, each elect to cause the Borrowing Base to be redetermined between Scheduled Redeterminations (an “Interim Redetermination”) in accordance with this Section 2.07; provided, however, there shall be no Interim Redeterminations at the request of either the Borrower or the Administrative Agent prior to the First Scheduled Redetermination Date.

(iii) Additional Redeterminations. There shall be an additional Borrowing Base redetermination (each, an “Additional Redetermination”) or other adjustments to the Borrowing Base upon:

(A) Asset Sales. There shall be an Additional Redetermination upon any sale of Proved Reserve Properties in a single transaction or series of transactions in the circumstances provided in and in accordance with Section 2.07(g);

(B) Acquisitions. There shall be an Additional Redetermination upon any acquisition of Proved Reserve Properties whose purchase price is greater than five percent (5%) of (1) prior to the Non-Conforming Period Termination Date, the Conforming Borrowing Base and (2) after the Non-Conforming Period Termination Date, the Borrowing Base then in effect;

(C) Issuance of Debt. Upon the issuance or incurrence of any Funded Debt that is permitted by Section 9.02(f) after the Effective Date, there shall be a Borrowing Base reduction in accordance with Section 2.07(e); and

(D) Hedge Terminations. There shall be a Borrowing Base reduction in the circumstances provided in and in accordance with Section 2.07(f) upon the termination of, or creation of off-setting positions with respect to, any hedge positions.

(c) Scheduled, Interim and Additional Redetermination Procedure. Each Scheduled Redetermination, each Interim Redetermination and each Additional Redetermination shall be effectuated as follows:

(i) Upon receipt by the Administrative Agent of (A) the applicable Reserve Report and the Reserve Report Certificate (to the extent required) related thereto and (B) such other reports, data and supplemental information, including, without limitation, the information provided pursuant to Section 8.11(c) and the list of Swap Agreements per Section 8.01(d), as may, from time to time, be reasonably requested by the Required Revolving Lenders (the Reserve Report, such certificate and such other reports, data and supplemental information being the “Engineering Reports”), the Administrative Agent shall evaluate the information contained in the Engineering Reports and shall, in good faith, propose a new Borrowing Base, and, during the Non-Conforming Period, a Conforming Borrowing Base and Non-Conforming Borrowing Base (the “Proposed Borrowing Base”) based upon such information and such other information (including, without limitation, the status of title information with respect to the Oil and Gas Properties as described in the Engineering Reports and the existence of any other Debt) as the Administrative Agent, in good faith, deems appropriate and consistent with its normal oil and gas lending criteria as it exists at the particular time. For the avoidance of doubt, in the case of an Interim Redetermination or an Additional Redetermination, the Administrative Agent may

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utilize the Engineering Reports delivered in connection with the last Scheduled Determination, or in the case of any Additional Redetermination occurring prior to the First Scheduled Redetermination, the Initial Reserve Report, provided, however, the Administrative Agent may in its sole discretion request Borrower generated supplemental Engineering Reports in connection with such Interim Redetermination or Additional Redetermination. In addition, the Administrative Agent will summarize the Swap PV of such Swap Agreements as of the date of the Proposed Borrowing Base Notice.

(ii) The Administrative Agent shall notify the Borrower and the Lenders of the Proposed Borrowing Base (the “Proposed Borrowing Base Notice”):

(A) in the case of a Scheduled Redetermination (1) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.11(a) and (c) in a timely and complete manner, then on or before the March 15th and September 15th of such year following the date of delivery of such Engineering Report or (2) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.11(a) and (c) in a timely and complete manner, then promptly after the Administrative Agent has received complete Engineering Reports from the Borrower and has had a reasonable opportunity to determine the Proposed Borrowing Base in accordance with Section 2.07(c)(i) and in any event, within fifteen (15) days after the Administrative Agent has received the required Engineering Report; and

(B) in the case of an Interim Redetermination or Additional Redetermination, promptly, and in any event, within fifteen (15) days after the Administrative Agent has received the required Engineering Reports.

(iii) Any Proposed Borrowing Base must be approved or deemed to have been approved by applicable Borrowing Base Required Lenders as provided in this Section 2.07(c)(iii). Upon receipt of the Proposed Borrowing Base Notice, each Lender shall have fifteen (15) days to agree with the Proposed Borrowing Base or disagree with the Proposed Borrowing Base by proposing an alternate Borrowing Base. If at the end of such fifteen (15) days, any Lender has not communicated its approval or disapproval in writing to the Administrative Agent, such silence shall be deemed to be an approval of the Proposed Borrowing Base. If, at the end of such 15-day period, all of the Lenders, in the case of a Proposed Borrowing Base that would increase the Borrowing Base then in effect, or the Required Lenders, in the case of a Proposed Borrowing Base that would decrease or maintain the Borrowing Base then in effect, have approved or deemed to have approved, as aforesaid, then the Proposed Borrowing Base shall become the new Borrowing Base effective on the date specified in Section 2.07(d). If, however, at the end of such fifteen (15) day period, the Borrowing Base Required Lenders have not approved or been deemed to have approved the Proposed Borrowing Base and during the Non-Conforming Period, the Proposed Conforming Borrowing Base, then the Administrative Agent shall poll the Revolving Lenders to ascertain the highest Borrowing Base and Conforming Borrowing Base then acceptable to a number of Revolving Lenders sufficient to constitute the Borrowing Base Required Lenders applicable to such adjustment and such amount shall become the new Borrowing Base and Conforming Borrowing Base effective on the date specified in Section 2.07(d).

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(iv) Upon the effective date of each Borrowing Base Redetermination, during the Non-Conforming Period, all outstanding Revolving Loan Exposure in excess of the Conforming Borrowing Base, shall be reallocated to the Non-Conforming Borrowing Base and such Loans shall be deemed to be Non-Conforming Borrowings as of such date; provided, however, the aggregate Revolving Credit Exposure shall at no time exceed the lesser of the (i) the Aggregate Maximum Credit Amount and (ii) the Borrowing Base.

(d) Effectiveness of a Redetermined Borrowing Base. After a redetermined Borrowing Base, and during the Non-Conforming Period, the Conforming Borrowing Base and the Non-Conforming Borrowing Base, are approved or are deemed to have been approved by the Borrowing Base Required Lenders pursuant to Section 2.07(c)(iii), the Administrative Agent shall notify the Borrower and the Lenders (the “New Borrowing Base Notice”) of the amount of the redetermined Borrowing Base, and, during the Non-Conforming Period, the Conforming Borrowing Base and the Non-Conforming Borrowing Base, and such amounts shall become the new Borrowing Base, Conforming Borrowing Base and Non-Conforming Borrowing Base, as applicable, effective and applicable to the Borrower, the Administrative Agent, each Issuing Bank and the Lenders:

(i) in the case of a Scheduled Redetermination, (A) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.11(a) and (c) in a timely and complete manner, then on the April 1st or October 1st, as applicable, following delivery of the New Borrowing Base Notice, or (B) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.11(a) and (c) in a timely and complete manner, then on the Business Day next succeeding delivery of the New Borrowing Base Notice; and

(ii) in the case of an Interim Redetermination or an Additional Redetermination, on the Business Day next succeeding delivery of the New Borrowing Base Notice.

Such amounts shall then become the Borrowing Base, and, during the Non-Conforming Period, the Conforming Borrowing Base and the Non-Conforming Borrowing Base, as applicable, until the next Scheduled Redetermination Date, the next Interim Redetermination date, or the next Additional Redetermination or the next reduction or adjustment to the Borrowing Base, Conforming Borrowing Base and Non-Conforming Borrowing Base, as applicable, under Section 2.07(e), Section 2.07(f), Section 2.07(g), Section 8.12(c) or Section 9.11(b)(iv), whichever occurs first.

(e) Reduction of Borrowing Base Upon Issuance of Funded Debt. Upon the issuance or incurrence of any Funded Debt by any Obligor or their respective Subsidiaries after the Effective Date in accordance with Section 9.02(f) (other than any Permitted Refinancing Debt in respect thereof), the Borrowing Base then in effect, shall be reduced by an amount equal to twenty-five percent (25%) multiplied by the stated principal amount of such Funded Debt (without regard to any original issue discount), and the Borrowing Base, as so reduced or adjusted shall become the new Borrowing Base, immediately upon the date of such issuance, effective and applicable to the Borrower, the Administrative Agent, each Issuing Bank and the Lenders on such date until the next redetermination or modification thereof hereunder.

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(f) Reduction of Borrowing Base Upon Termination of Hedge Positions.

(i) At any time during the Non-Conforming Period, or while the Term Loans are outstanding, if the Borrower or any Subsidiary shall terminate or create any off-setting positions in respect of any Swap Agreements upon which the Lenders relied in determining the most recent Borrowing Base, and during the Non-Conforming Period, the Conforming Borrowing Base, and the aggregate Swap PV of all such terminations and/or offsetting positions exceeds, during any period between Scheduled Redeterminations of the Borrowing Base, $10,000,000, or, during the Non-Conforming Period, the Conforming Borrowing Base, then the Borrowing Base, and during the Non-Conforming Period, the Conforming Borrowing Base shall be simultaneously reduced by the value assigned to such hedge positions in the then effective Borrowing Base and Conforming Borrowing Base; provided, however, to the extent such termination or offsetting position occurs in connection with a Sale of Oil and Gas Properties (or any Sale of Equity Interests of a Guarantor directly or indirectly owning Oil and Gas Properties) addressed in clause (g) below, then the Borrowing Base reduction amount under this clause (f) shall not be in duplication of any amounts reduced pursuant to clause (g) below.

(ii) At any time after the Non-Conforming Period and the Term Loans have been repaid in full, if the Borrower or any Subsidiary shall terminate or create any off-setting positions in respect of any Swap Agreements upon which the Lenders relied in determining the most recent Borrowing Base and the aggregate Swap PV of all such terminations and/or offsetting positions plus the aggregate fair market value of asset dispositions exceeds, during any period between Scheduled Redeterminations of the Borrowing Base, five percent (5%) of the then effective Conforming Borrowing Base, the Borrowing Base and the Conforming Borrowing Base shall be simultaneously reduced by the value assigned to such hedge positions in the then effective Borrowing Base and Conforming Borrowing Base; provided, however, to the extent such termination or offsetting position occurs in connection with a Sale of Oil and Gas Properties (or any Sale of Equity Interests of a Guarantor directly or indirectly owning Oil and Gas Properties) addressed in clause (g) below, then the Borrowing Base reduction amount under this clause (f) shall not be in duplication of any amounts reduced pursuant to clause (g) below

(g) Reduction of Borrowing Base Upon Sale of Properties.

(i) At any time during the Non-Conforming Period or the Term Loans are outstanding, upon any Sale of Oil and Gas Properties (or any Sale of Equity Interests of any Obligor directly or indirectly owning Oil and Gas Properties) pursuant to Section 9.11(b)(iv) in a single transaction or series of related transactions, which Oil and Gas Properties (or Equity Interests) have a fair market value of at least $10,000,000, the Borrowing Base and the Conforming Borrowing Base shall be reduced, effective immediately upon the consummation of such Sale, by an amount equal to the lesser of (A) the value assigned to such Oil and Gas Properties in the then effective Borrowing Base (as determined in good faith by the Administrative Agent) and (B) the Net Cash Proceeds received from such Sale.

(ii) At any time after the Non-Conforming Period and the Term Loans have been repaid in full, if upon any Sale of Oil and Gas Properties (or any Sale of Equity Interests of a Obligor directly or indirectly owning Oil and Gas Properties) pursuant to Section

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9.11(b)(iv), the sum of (A) the aggregate value, if any, attributable to such Oil and Gas Properties (and/or Oil and Gas Properties directly or indirectly owned by such Obligor, as applicable) in the most recently delivered Reserve Report, plus (B) the aggregate value, if any, attributable to the Oil and Gas Properties in such Reserve Report in respect of all other Sales of Oil and Gas Properties and Equity Interests of Obligors effected since the most recent Scheduled Redetermination Date, plus the aggregate of all Swap PV of all terminations of and/or offsetting positions in respect of any Swap Agreements upon which the Lenders relied in determining the most recent Borrowing Base, exceeds an amount equal to five percent (5%) of the then effective Conforming Borrowing Base, the Borrowing Base and the Conforming Borrowing Base shall be reduced, effective immediately upon the consummation of such Sale, by an amount equal to the lesser of (x) the value, if any, assigned to such Oil and Gas Properties being disposed of pursuant to such Sale in the then effective Borrowing Base value (as determined in good faith by the Administrative Agent) and (y) the Net Cash Proceeds received from such Sale.

Section 2.08 Letters of Credit.

(a) General. Subject to the terms and conditions set forth herein, the Borrower may request any Issuing Bank to, and such Issuing Bank shall, issue Letters of Credit for the account of the Obligors or their respective Subsidiaries, in a form reasonably acceptable to the Administrative Agent and such Issuing Bank, at any time and from time to time during the Availability Period; provided that the Existing Letters of Credit shall be deemed Letters of Credit issued pursuant to this Agreement on the Effective Date; provided further that the Borrower may not request the issuance, amendment, renewal or extension of Letters of Credit hereunder if a Borrowing Base Deficiency exists at such time or would exist as a result thereof. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. Each issuance, amendment, renewal or extension of a Letter of Credit shall be subject to the conditions set forth in Section 6.02. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit, including each Existing Letter of Credit), the Borrower shall deliver as permitted by Section 12.01(a) (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to any Issuing Bank and the Administrative Agent (not less than three (3) Business Days in advance of the requested date of issuance, amendment, renewal or extension) a notice:

(i) requesting the issuance of a Letter of Credit or identifying the Letter of Credit issued by such Issuing Bank to be amended, renewed or extended;

(ii) specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day);

(iii) specifying the date on which such Letter of Credit is to expire (which shall comply with Section 2.08(c));

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(iv) specifying the amount of such Letter of Credit;

(v) specifying the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit;

(vi) specifying the amount of the then effective Borrowing Base and whether a Borrowing Base Deficiency exists at such time, the current total Revolving Credit Exposures (without regard to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit) and the pro forma total Revolving Credit Exposures (giving effect to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit); and

(vii) confirming the conditions set for in Section 6.02 have been satisfied.

Each notice shall constitute a representation that after giving effect to the requested issuance, amendment, renewal or extension, as applicable, (i) the LC Exposure shall not exceed the LC Commitment and (ii) the total Revolving Credit Exposures shall not exceed the lesser of the Aggregate Maximum Credit Amounts and the then effective Borrowing Base.

If requested by any Issuing Bank, the Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit.

(c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) unless satisfactorily collateralized in the applicable Issuing Bank’s reasonable opinion, the date eighteen months after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date.

(d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank that issues such Letter of Credit or the Revolving Lenders, each Issuing Bank that issues a Letter of Credit hereunder hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of any Issuing Bank that issues a Letter of Credit hereunder, such Revolving Lender’s Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrower on the date due as provided in Section 2.08(e), or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this Section 2.08(d) in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of

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Credit or the occurrence and continuance of a Default, the existence of a Borrowing Base Deficiency or reduction or termination of the Revolving Loan Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e) Reimbursement. If any Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit issued by such Issuing Bank, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 1:00 p.m., Houston time, on the third day after such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 9:00 a.m., Houston time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 1:00 p.m., Houston time, on (i) the third day after the Borrower receives such notice, if such notice is received prior to 9:00 a.m., Houston time, on the day of receipt, or (ii) the Business Day immediately following the third day after the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that if such LC Disbursement is not less than $1,000,000, the Borrower shall, subject to the conditions to Borrowing set forth herein, be deemed to have requested, and the Borrower does hereby request under such circumstances, that such payment be financed with a Eurodollar Borrowing with an Interest Period of one month in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Eurodollar Borrowing. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Revolving Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.05 with respect to Revolving Loans made by such Revolving Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank that issued such Letter of Credit the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this Section 2.08(e), the Administrative Agent shall distribute such payment to the Issuing Bank that issued such Letter of Credit or, to the extent that Revolving Lenders have made payments pursuant to this Section 2.08(e) to reimburse such Issuing Bank, then to such Revolving Lenders and such Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this Section 2.08(e) to reimburse any Issuing Bank for any LC Disbursement (other than the funding of Eurodollar Loans as contemplated above) shall not constitute a Revolving Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement. Any LC Disbursement not reimbursed by the Borrower or funded as a Revolving Loan prior to 1:00 p.m., Houston time, shall bear interest for such day at the Alternate Base Rate plus the Applicable Margin.

(f) Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in Section 2.08(e) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any

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respect, (iii) payment by any Issuing Bank under a Letter of Credit issued by such Issuing Bank against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or any Letter of Credit Agreement, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.08(f), constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. Neither the Administrative Agent, the Lenders nor any Issuing Bank, nor any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of any Issuing Bank; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of any Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised all requisite care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank that issued such Letter of Credit may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g) Disbursement Procedures. Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit issued by such Issuing Bank. Such Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

(h) Interim Interest. If any Issuing Bank shall make any LC Disbursement, then, until the Borrower shall have reimbursed such Issuing Bank for such LC Disbursement (either with its own funds or a Borrowing under Section 2.08(e)), the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans. Interest accrued pursuant to this Section 2.08(h) shall be for the account of such Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to Section 2.08(e) to reimburse such Issuing Bank shall be for the account of such Revolving Lender to the extent of such payment.

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(i) Replacement of an Issuing Bank. Any Issuing Bank may be replaced or resign at any time by written agreement among the Borrower, the Administrative Agent, such resigning or replaced Issuing Bank and, in the case of a replacement, the successor Issuing Bank. The Administrative Agent shall notify the Revolving Lenders of any such resignation or replacement of an Issuing Bank. At the time any such resignation or replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the resigning or replaced Issuing Bank pursuant to Section 3.05(b). In the case of the replacement of an Issuing Bank, from and after the effective date of such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the resignation or replacement of an Issuing Bank hereunder, the resigning or replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such resignation or replacement, but shall not be required to issue additional Letters of Credit.

(j) Cash Collateralization. If (i) any Event of Default shall occur and be continuing and the Borrower receives notice from the Administrative Agent or the Majority Revolving Lenders demanding the deposit of cash collateral pursuant to this Section 2.08(j), or (ii) the Borrower is required to pay to the Administrative Agent the excess attributable to an LC Exposure in connection with any prepayment pursuant to Section 3.04(c), then the Borrower shall deposit, in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders, an amount in cash equal to, in the case of an Event of Default, the LC Exposure, and in the case of a payment required by Section 3.04(c), the amount of such excess as provided in Section 3.04(c), as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Obligors or their respective Subsidiaries described in Section 10.01(h) or Section 10.01(i). The Borrower hereby grants to the Administrative Agent, for the benefit of each Issuing Bank and the Lenders, an exclusive first priority and continuing perfected security interest in and Lien on such account and all cash, checks, drafts, certificates and instruments, if any, from time to time deposited or held in such account, all deposits or wire transfers made thereto, any and all investments purchased with funds deposited in such account, all interest, dividends, cash, instruments, financial assets and other Property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing, and all proceeds, products, accessions, rents, profits, income and benefits therefrom, and any substitutions and replacements therefor. The Borrower’s obligation to deposit amounts pursuant to this Section 2.08(j) shall be absolute and unconditional, without regard to whether any beneficiary of any such Letter of Credit has attempted to draw down all or a portion of such amount under the terms of a Letter of Credit, and, to the fullest extent permitted by applicable law, shall not be subject to any defense or be affected by a right of set-off, counterclaim or recoupment which the Obligors or their respective Subsidiaries may now or hereafter have against any such beneficiary, any Issuing Bank, the Administrative Agent, the Lenders or any other Person for any reason whatsoever. Such deposit shall be held as collateral securing the payment and performance of the Borrower’s and any Guarantor’s obligations under this Agreement and the other Loan

CREDIT AGREEMENT

Documents. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account; provided that investments of funds in such account in investments of the type described in clause (a) and (b) of the definition of Cash Equivalents as permitted by Section 9.05(c) may be made at the option of the Borrower at its direction, risk and expense. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse, on a pro rata basis, each Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated, be applied to satisfy other obligations of the Borrower and the Guarantors, if any, under this Agreement or the other Loan Documents. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, and the Borrower is not otherwise required to pay to the Administrative Agent the excess attributable to an LC Exposure in connection with any prepayment pursuant to Section 3.04(c), then such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been waived.

Section 2.09 Term Loans.

(a) Funding of Term Loans. Each Term Lender agrees that it will be deemed to make a Term Loan to the Borrower in a single advance on the date that the conditions in Section 6.03 are satisfied (or waived in accordance with Section 12.02), in a principal amount not to exceed such Lender’s Term Loan Commitment set forth in Annex III. Each Term Loan shall be deemed to be funded at par without any original issue discount. The Term Loan Commitments are not revolving and amounts repaid or prepaid in respect of the Term Loans may not be re-borrowed. The Term Loan Commitments shall terminate on the deemed funding of the Term Loans by the Lenders pursuant to the Plan of Reorganization.

(b) Loans and Borrowings.

(i) Borrowings; Several Obligations. Each Term Loan shall be deemed to be made as part of a Borrowing made by the Term Lenders ratably in accordance with their Term Loan Commitments. The failure of any Term Lender to make the Term Loan required to be made by it shall not relieve any other Term Lender of its obligations hereunder; provided that the Term Loan Commitments are several and no Term Lender shall be responsible for any other Term Lender’s failure to make its Term Loan.

(ii) Types of Term Loans. Subject to Section 3.03, the deemed Borrowing of Term Loans shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Term Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Term Lender to make such Term Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Term Loan in accordance with the terms of this Agreement.

(iii) Notes. Upon request of a Term Lender, the Term Loan made or deemed to be made by such Term Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A-2 in a principal amount equal to its Term Loan

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Commitment or in the principal amount of the Term Loan it acquired pursuant to an Assignment and Assumption, and otherwise duly completed. The date, amount of its Term Loan, Type, interest rate and, if applicable, Interest Period of its Term Loan and all payments made on account of the principal thereof shall be recorded by such Term Lender on its books for its Term Loan Note, and, prior to any transfer, may be noted by such Term Lender on a Schedule attached to its Term Loan Note or any continuation thereof or on any separate record maintained by such Term Lender. Failure to make any such notation or to attach a Schedule shall not affect any Term Lender’s or the Borrower’s rights or obligations in respect of such Term Loans or affect the validity of such transfer by any Term Lender of its Term Loan Note.

(c) Request for Borrowing. To request the Borrowing of Term Loans, the Borrower shall notify the Administrative Agent of such request by telephone (i) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., Houston time, three Business Days before the date of the proposed Borrowing of the Term Loans or (ii) in the case of an ABR Borrowing, not later than 12:00 noon, Houston time, on the date of the proposed Borrowing. Such telephonic request shall be irrevocable and shall be confirmed promptly by hand delivery, telecopy or other electronic means to the Administrative Agent of a written Borrowing Request signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.09(b):

(A) the aggregate amount of the requested Borrowing;

(B) the date of such Borrowing;

(C) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

(D) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”.

(d) Interest Elections. Interest elections with respect to the Term Loan shall be made in accordance with Section 2.04.

(e) Repayments. The principal amount of the Term Loans shall be repaid on the last Business Day of each March, June, September and December, commencing with the last Business Day of March 2017, in consecutive quarterly installments according to the following schedule:

CREDIT AGREEMENT

Period	Quarterly Installments
March 2017 - December 2017	$6,250,000 each ($25,000,000 in the aggregate)
March 2018 - December 2018	$9,375,000 each ($37,500,000 in the aggregate)
March 2019 - December 2020	$12,500,000 each ($100,000,000 in the aggregate)
Maturity Date	Bullet payment of all remaining outstanding balances

All remaining principal, accrued but unpaid interest and other amounts owing with respect to the Term Loans shall be due and payable in full as a final scheduled installment on the Maturity Date. Each installment shall be paid to Administrative Agent for the pro rata benefit of the Term Lenders. Once repaid, whether such repayment is voluntary or required, Term Loans may not be reborrowed.

ARTICLE III

Payments of Principal and Interest; Prepayments; Fees

Section 3.01 Repayment of Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent on the Termination Date (a) for the account of each Revolving Lender, the then unpaid principal amount of each Revolving Loan and (b) for the account of each Term Lender, the then unpaid principal amount of each Term Loan.

Section 3.02 Interest.

(a) ABR Loans. Each ABR Loan shall bear interest at the Alternate Base Rate plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate.

(b) Eurodollar Loans. Each Eurodollar Loan shall bear interest at the LIBO Rate for the Interest Period in effect for such Eurodollar Loan plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate.

(c) Post-Default and Borrowing Base Deficiency Rate. Notwithstanding the foregoing, (i) if either (A) an Event of Default pursuant to Section 10.01(a), (b), (h), (i) or (j) or Section 10.01(d) as a result of the failure to deliver a notice pursuant to Section 8.02(a) has occurred and is continuing, or (B) any other Event of Default has occurred and the Administrative Agent has delivered a notice, then all Loans outstanding shall bear interest, after as well as before judgment, at a rate per annum equal to two percent (2%) plus the rate applicable to ABR Loans as provided in Section 3.02(a), but in no event to exceed the Highest Lawful Rate and (ii) during any Borrowing Base Deficiency, the amount of such Borrowing Base Deficiency shall bear interest, after as well as before judgment, at a rate per annum equal to two percent (2%) plus the rate applicable to ABR Loans as provided in Section 3.02(a), but in no event to exceed the Highest Lawful Rate.

CREDIT AGREEMENT

(d) Interest Payment Dates. Accrued interest on each Loan shall be payable in arrears on: (i) with respect to any ABR Loan, the last day of each calendar month; (ii) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part but in all cases to be paid at least every three months and (iii) in any case, on the Termination Date; provided that (A) interest accrued pursuant to Section 3.02(c)(i) shall be payable on demand, (B) in the event of any repayment or prepayment of any Loan (other than an optional prepayment of an ABR Loan prior to the Termination Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and (C) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e) Interest Rate Computations. All interest hereunder shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year), except that interest computed by reference to the Alternate Base Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error, and be binding upon the parties hereto.

Section 3.03 Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Interest Period; or

(b) the Administrative Agent is advised by the Majority Lenders (or the Majority Revolving Lenders or Majority Term Lenders, as applicable) that the LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

CREDIT AGREEMENT

Section 3.04 Prepayments.

(a) Optional Prepayments. The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with Section 3.04(b) and payment of applicable breakage costs, if any, under Section 5.02.

(b) Notice and Terms of Optional Prepayment. The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 12:00 noon, Houston time, three Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Borrowing, not later than 12:00 noon, Houston time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing; provided that any optional prepayment shall be applied as directed by the Borrower. Prepayments shall be accompanied by accrued interest to the extent required by Section 3.02.

(c) Mandatory Prepayments.

(i) If, at any time, including without limitation, after giving effect to any termination or reduction of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b), the total Revolving Credit Exposure exceeds the total Revolving Loan Commitments or the Aggregate Maximum Credit Amounts, then the Borrower shall, on the same Business Day, (A) prepay the Revolving Loans on the date, as applicable, of such determination, termination or reduction in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Revolving Loans as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j).

(ii) Upon any redetermination of or adjustment to the amount of the Borrowing Base in accordance with Section 2.07(a) through (d) or Section 8.12(c), if the total Revolving Credit Exposures exceeds the redetermined or adjusted Borrowing Base, then the Borrower shall exercise any one or combination of the following: (A) deliver to the Administrative Agent reserve engineering and mortgages covering such Oil and Gas Properties of the Obligors or their respective Subsidiaries not previously covered by the Security Instruments with a value and quality satisfactory to the Required Lenders in their sole discretion sufficient to eliminate such Borrowing Base Deficiency or (B) prepay in cash the Revolving Loans in an aggregate principal amount equal to such excess after giving effect to any action taken under (A) hereof, and if any excess remains after prepaying all of the Revolving Loans as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j); provided, that the Borrower may make such prepayment and/or deposit of cash collateral in six successive

CREDIT AGREEMENT

equal monthly payments and/or deposits. The Borrower shall be obligated to deliver the reserve engineering and mortgages described in clause (A) immediately above, and/or to commence the payments described in clause (B) immediately above, on the 30th day following the later to occur of its receipt of the applicable New Borrowing Base Notice in accordance with Section 2.07(d) or the date the adjustment occurs; provided that all payments required to be made pursuant to this Section 3.04(c)(ii) must be made on or prior to the Termination Date.

(iii) Upon any adjustments to the Borrowing Base pursuant to Section 2.07(f) if the total Revolving Credit Exposures exceeds the Borrowing Base as adjusted, then the Borrower shall (A) prepay in cash the Revolving Loans in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Revolving Loans as a result of an LC Exposure, pay in cash to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j); provided, the Borrower shall be obligated to make such prepayment and/or deposit of cash collateral on the Business Day immediately following the date it or any Subsidiary receives cash proceeds as a result of such termination, liquidation or creation of offsetting positions, as applicable; provided that all payments required to be made pursuant to this Section 3.04(c)(iii) must be made on or prior to the Termination Date.

(iv) If, at any time after the Effective Date, any Obligor or their respective Subsidiaries issues or incurs (A) Funded Debt permitted pursuant to Section 9.01(f) and as a result of such issuance or incurrence any Borrowing Base Deficiency results from the adjustments pursuant to Section 2.07(e), then the Borrower shall use the Net Cash Proceeds from the issuance of such Funded Debt to prepay the Revolving Loans in an aggregate principal amount equal to such excess, and if, as a result of an LC Exposure, any Borrowing Base Deficiency remains after prepaying all of the Revolving Loans, deposit with the Administrative Agent on behalf of the Lenders an amount equal to the lesser of such LC Exposure and any remaining Net Cash Proceeds to be held as cash collateral as provided in Section 2.08(j) or (B) Debt not permitted by Section 9.02, then the Borrower shall use the cash proceeds from the issuance of such Funded Debt to prepay the Revolving Loans and Term Loans pro rata in an aggregate principal amount equal to the principal amount of such Debt and the Maximum Credit Amount and Borrowing Base shall be permanently reduced in the amount of such Debt applied to the Revolving Loans. The Borrower shall make such prepayment and/or deposit of cash collateral as soon as practical, and in any event no later than the Business Day after it or any Subsidiary receives such Net Cash Proceeds as a result of such issuance or incurrence of Funded Debt.

(v) At any time during the Non-Conforming Period or the Term Loans are outstanding, upon any Sale of Oil and Gas Properties (or any Sale of Equity Interests of a Obligor directly or indirectly owning Oil and Gas Properties) pursuant to Section 9.11(b)(iv) in a single transaction or series of related transactions with a fair market value equal to or exceeding $10,000,000, in a single transaction or series of transactions, the Borrower shall prepay the Revolving Loans with the Net Cash Proceeds from such Sale; provided an amount equal to the Conforming Borrowing Base deficiency existing as a result of the reduction in the Conforming Borrowing Base due to the sale of such assets shall be applied to Revolving Loans under the Conforming Borrowing Base; provided, further that any Net Cash Proceeds in excess of such Conforming Borrowing Base deficiency shall be applied against the Revolving Loans or Term

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Loans, as directed by the Borrower in its sole discretion (it being agreed and understood that there shall be no permanent reduction of the Revolving Loans Commitment on account of any payment under this proviso); provided, further, Borrower shall not be required to prepay the Revolving Loans in excess of such Conforming Borrowing Base deficiency pursuant to this Section 3.04(c)(v) if the Borrower intends to reinvest such Net Cash Proceeds in Oil and Gas Properties (or Equity Interests in an entity owning Oil and Gas Properties), which reinvestment shall be completed within one (1) year of such Sale (which period may be extended by the Administrative Agent in its sole discretion for an additional period of 180 days if a binding commitment has been entered into for the reinvestment of such Net Cash Proceeds); provided, further, all such reinvested amounts shall remain subject to the provisions of Section 3.04(c)(vii).

(vi) At any time after the Non-Conforming Period and the Term Loans have been repaid in full, if upon any Sale of Oil and Gas Properties (or any Sale of Equity Interests of a Obligor directly or indirectly owning Oil and Gas Properties) pursuant to Section 9.11(b)(iv), the sum of (A) the aggregate value, if any, attributable to such Oil and Gas Properties (and/or Oil and Gas Properties directly or indirectly owned by such Obligor, as applicable) in the most recently delivered Reserve Report, plus (B) the aggregate value, if any, attributable to the Oil and Gas Properties in such Reserve Report in respect of all other Sales of Oil and Gas Properties and Equity Interests of Obligors effected since the most recent Scheduled Redetermination Date, exceeds an amount equal to five percent (5%) of the then effective Borrowing Base, then the Borrower shall to the extent of such Borrowing Base deficiency existing as a result of the reduction in the Borrowing Base due to such Sale prepay the Revolving Loans under the Borrowing Base with the Net Cash Proceeds from such Sale.

(vii) If, at any time Revolving Loans or LC Exposure are outstanding, the Consolidated Cash Balance exceeds $70,000,000.00 as of the end of each Consolidated Cash Measurement Day commencing with the first full week after the Effective Date, then notwithstanding any other provision of this Agreement or any other Loan Document to the contrary, the Borrower shall, within one Business Day after such Consolidated Cash Measurement Day, (a) prepay the Revolving Loans in an aggregate principal amount equal to such excess (which prepayment shall be applied as elected by the Borrower in its sole discretion), and (b) if any excess remains after prepayment of all the Revolving Loans, to the extent any LC Exposure is outstanding, deposit with the Administrative Agent on behalf of the Lenders an amount equal to the lesser of such LC Exposure and any remaining excess as provided in Section 2.08(j). No breakage or similar fees (including any amounts under Section 5.02) shall be payable and no prepayment notice shall be required in respect of any prepayments made pursuant to this Section 3.04(c)(vii).

(viii) At any time during the Non-Conforming Period or the Term Loans are outstanding, within one (1) Business Day after the receipt of any Net Cash Proceeds of insurance or condemnation awards paid in respect of any Collateral constituting Oil and Gas Properties in excess of $10,000,000 per Casualty Event of the Obligors, the Borrower shall prepay the Revolving Loans in an amount equal to such Net Cash Proceeds provided, Borrower shall not be required to prepay the Borrowings pursuant to this Section 3.04(c)(viii) if the Borrower has entered into a binding obligation to reinvest in Oil and Gas Properties or acquire substantially similar assets or refurbish and repair the damaged assets using such proceeds, which reinvestment, acquisition, repair or refurbishment shall be completed within one (1) year

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of such Sale (which period may be extended by the Administrative Agent in its sole discretion for an additional period of 180 days if a binding commitment has been entered into for such reinvestment, acquisition, repair or refurbishment); provided further all such reinvestment amounts shall remain subject to the provisions of Section 3.04(c)(vii).

(ix) Upon the occurrence of (A) the Maturity Date, or (B) a Change of Control, the Obligations shall be indefeasibly paid in full in cash.

(x) Each prepayment pursuant to Section 3.04(c)(i) through (iv)(A), (vi) through (ix) and, to the extent applicable to the Revolving Loans, Section 3.04(c)(iv)(B) and 3.04(c)(v), shall be applied ratably to the Revolving Loans then outstanding and such prepayments shall be applied, first, ratably to any ABR Borrowings then outstanding within such class, and, second, to any Eurodollar Borrowings then outstanding within such class, and if more than one Eurodollar Borrowing is then outstanding within such class, to each such Eurodollar Borrowing in order of priority beginning with the Eurodollar Borrowing with the least number of days remaining in the Interest Period applicable thereto and ending with the Eurodollar Borrowing with the most number of days remaining in the Interest Period applicable thereto.

(xi) Each prepayment of Borrowings pursuant to Section 3.04(c)(v) shall be applied first to the Conforming Borrowings up to the amount of any Borrowing Base Deficiency resulting from the applicable Sale of Oil and Gas Properties (or Equity Interests) pursuant to Section 2.07(g), and second to the Borrowings elected by the Borrower in its sole discretion; provided that any prepayments of Borrowings of Term Loans pursuant to Section 3.04(c)(v) and (vi) may be applied to scheduled repayment installments in direct order of maturity.

(xii) Except as otherwise provided herein, each prepayment of Borrowings pursuant to this Section 3.04(c) shall be applied ratably to the Loans included in the prepaid Borrowings. Prepayments pursuant to this Section 3.04(c) shall be accompanied by accrued and unpaid interest to the extent required by Section 3.02.

(d) No Premium or Penalty. Prepayments permitted or required under this Section 3.04 shall be without premium or penalty, except as required under Section 5.02.

Section 3.05 Fees.

(a) Commitment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender (subject to Section 4.04(c)(i)) a commitment fee, which shall accrue at the applicable Commitment Fee Rate on the average daily amount of the unused amount of the Revolving Loan Commitment of such Lender during the period from and including the date of this Agreement to but excluding the Termination Date. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the Termination Date, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days, unless such computation would cause interest on the Notes or on other Obligations hereunder to exceed the Highest Lawful Rate, in which case such commitment fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

CREDIT AGREEMENT

(b) Letter of Credit Fees. The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender (subject to Section 4.04(c)(iii)) a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Margin used to determine the interest rate applicable to Eurodollar Loans on the average daily amount of such Revolving Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the date of this Agreement to but excluding the later of the date on which such Revolving Lender’s Revolving Loan Commitment terminates and the date on which such Revolving Lender ceases to have any LC Exposure, (ii) to each Issuing Bank a fronting fee equal to 0.50% per annum on the face amount of each Letter of Credit issued by such Issuing Bank hereunder, provided that in no event shall such fee be less than $500 and (iii) to each Issuing Bank, for its own account, its standard fees with respect to the amendment, renewal or extension of any Letter of Credit issued by such Issuing Bank or processing of drawings thereunder. Participation fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the date of this Agreement and fronting fees with respect to any Letter of Credit shall be payable at the time of issuance of such Letter of Credit; provided that all such fees shall be payable on the Termination Date and any such fees accruing after the Termination Date shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this Section 3.05(b) shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case such fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(c) Administrative Agent Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

ARTICLE IV

Payments; Pro Rata Treatment; Sharing of Set-offs.

Section 4.01 Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

(a) Payments by the Borrower. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 5.01, Section 5.02, Section 5.03 or otherwise) prior to 1:00 p.m., Houston time, on the date when due, in immediately available funds, without defense, deduction, recoupment, set-off or counterclaim (except for Taxes, if any, pursuant to Section 5.03(a), provided that the Borrower has complied with all of the requirements of such Section to the extent applicable). Fees, once paid, shall be fully earned and shall not be refundable under any circumstances, absent manifest error. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest

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thereon. All such payments shall be made to the Administrative Agent at its offices specified in Section 12.01, except payments to be made directly to an Issuing Bank as expressly provided herein and except that payments pursuant to Section 5.01, Section 5.02, Section 5.03 and Section 12.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

(b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

(c) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall take an assignment of, or purchase participations in the Loans and participations in LC Disbursements of other Lenders, in each case, for cash at face value, to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued but unpaid interest on their respective Loans and Participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section 4.01(c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or Participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this Section 4.01(c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

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Section 4.02 Presumption of Payment by the Borrower. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or any Issuing Bank that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or such Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or such Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

Section 4.03 Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(b), Section 2.08(d), Section 2.08(e), Section 4.01(c) or Section 4.02 then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

Section 4.04 Payments and Deductions to a Defaulting Lender.

(a) [Reserved].

(b) If a Defaulting Lender (or a Lender who would be a Defaulting Lender but for the expiration of the relevant grace period) as a result of the exercise of a set-off shall have received a payment in respect of its Revolving Credit Exposure which results in its Revolving Credit Exposure being less than its Applicable Percentage of the aggregate Revolving Credit Exposures, then no payments will be made to such Defaulting Lender until such time as all amounts due and owing to the Lenders have been equalized in accordance with each Lender’s respective pro rata share of the Obligations. Further, if at any time prior to the acceleration or maturity of the Loans, the Administrative Agent shall receive any payment in respect of principal of a Loan or a reimbursement of an LC Disbursement while one or more Defaulting Lenders shall be party to this Agreement, the Administrative Agent shall apply such payment first to the Borrowing(s) for which such Defaulting Lender(s) shall have failed to fund its pro rata share until such time as such Borrowing(s) are paid in full or each Lender (including each Defaulting Lender) is owed its Applicable Percentage of all Loans then outstanding. After acceleration or maturity of the Loans, subject to the first sentence of this Section 4.04(b), all principal will be paid ratably as provided in Section 10.02(c).

(c) Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(i) Fees shall cease to accrue on the unfunded portion of the Revolving Loan Commitment of such Defaulting Lender pursuant to Section 3.05.

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(ii) The Commitments, the Maximum Credit Amount, the outstanding principal balance of the Loans and participation interests in Letters of Credit of such Defaulting Lender shall not be included in determining whether all Lenders, the Majority Lenders, the Majority Revolving Lenders, the Majority Term Lenders, the Required Lenders or the Borrowing Base Required Lenders, as applicable, have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 12.02), provided that any waiver, amendment or modification requiring the consent of each affected Lender and which affects such Defaulting Lender, shall require the consent of such Defaulting Lender; and provided further that no Defaulting Lender shall participate in any redetermination or affirmation of the Borrowing Base, the Conforming Borrowing Base, or during the Non-Conforming Period, the Non-Conforming Borrowing Base, but the Revolving Loan Commitments (i.e., the Applicable Percentage of the Borrowing Base) of a Defaulting Lender may not be increased without the consent of such Defaulting Lender.

(iii) If any LC Exposure exists at the time a Revolving Lender becomes a Defaulting Lender then:

(A) all or any part of such LC Exposure shall automatically be reallocated (effective as of the date such Lender becomes a Defaulting Lender) among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent (1) the sum of all Non-Defaulting Lenders’ Revolving Credit Exposures plus such Defaulting Lender’s LC Exposure does not exceed the total of all Non-Defaulting Lenders’ Revolving Loan Commitments, (2) the conditions set forth in Section 6.02 are satisfied at such time and (3) subject to Section 12.19, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation;

(B) if the reallocation described in clause (A) above cannot, or can only partially, be effected, then the Borrower shall within three Business Days following notice by the Administrative Agent cash collateralize such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (A) above) in accordance with the procedures set forth in Section 2.08(e) for so long as such LC Exposure is outstanding;

(C) if the Borrower cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to this Section 4.04 then the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 3.05(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized;

(D) if the LC Exposure of the Non-Defaulting Lenders is reallocated pursuant to Section 4.04(c), then the fees payable to the Lenders pursuant to Section 3.05(a) and Section 3.05(b) shall be adjusted in accordance with such Non-Defaulting Lenders’ Applicable Percentages after giving effect to such reallocation; or

CREDIT AGREEMENT

(E) if any Defaulting Lender’s LC Exposure is neither cash collateralized nor reallocated pursuant to Section 4.04(c)(iii), then, without prejudice to any rights or remedies of the Issuing Bank or any Lender hereunder, all letter of credit fees payable under Section 3.05(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until such LC Exposure is cash collateralized and/or reallocated.

(d) So long as any Revolving Lender is a Defaulting Lender, the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure will be 100% covered by the Revolving Loan Commitments of the Non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 4.04(c), and participating interests in any such newly issued or increased Letter of Credit shall be allocated among Non-Defaulting Lenders in a manner consistent with Section 4.04(c)(iii)(A) (and Defaulting Lenders shall not participate therein).

(e) In the event that the Administrative Agent, the Borrower and the Issuing Bank each agrees that a Defaulting Lender has adequately remedied all matters that caused such Revolving Lender to be a Defaulting Lender, then the LC Exposures of the Revolving Lenders shall be readjusted to reflect the inclusion of such Revolving Lender’s Revolving Loan Commitment and on such date such Revolving Lender shall purchase at par such of the Revolving Loans or participations in Letters of Credit of the other Revolving Lenders as the Administrative Agent shall determine may be necessary in order for such Revolving Lender to hold such Revolving Loans in accordance with its Applicable Percentage.

ARTICLE V

Increased Costs; Break Funding Payments; Taxes; Illegality

Section 5.01 Increased Costs.

(a) Eurodollar Changes in Law. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve (including marginal, special, emergency or supplemental reserves), special deposit, compulsory loan, insurance charge, or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender; or

(ii) subject the Administrative Agent or any Lender to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (e) of the definition of Excluded Taxes, and (C) Connection Income Taxes) on its Loans, Loan principal, Letters of Credit, Commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Loans made by such Lender; and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

CREDIT AGREEMENT

(b) Capital Requirements. If any Lender or any Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or liquidity or on the capital or liquidity of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered.

(c) Certificates. A certificate of a Lender or any Issuing Bank setting forth in reasonable detail the basis of its request and the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in Section 5.01(a) or (b) shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within 30 days after receipt thereof.

(d) Effect of Failure or Delay in Requesting Compensation. Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section 5.01 shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or any Issuing Bank pursuant to this Section 5.01 for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof. No Lender or Issuing Bank may make any demand pursuant to this Section 5.01 more than 270 days after the Termination Date.

Section 5.02 Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default but excluding any prepayment required pursuant to Section 3.04(c)(vii)), (b) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as the result of the request by the Borrower pursuant to Section 5.04, (c) the conversion of any Eurodollar Loan into an ABR Loan other than on the last day of the Interest Period applicable thereto, or (d) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the LIBO Rate that would have been applicable to such Loan, for the

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period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market.

A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 5.02 and reasonably detailed calculations therefor, upon request of the Borrower, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

Section 5.03 Taxes.

(a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any Guarantor under any Loan Document shall be made free and clear of and without deduction for any Taxes; provided that if the Borrower or any Guarantor shall be required by applicable law to deduct any Taxes from such payments, as determined in good faith by the Borrower or the Administrative Agent, as applicable, then (i) in the case of Indemnified Taxes or Other Taxes, the sum payable shall be increased as necessary so that after making all required deductions of Indemnified Taxes or Other Taxes (including deductions applicable to additional sums payable under this Section 5.03(a)), the Administrative Agent, Lender, Issuing Bank or other recipient (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or such Guarantor shall make all deductions required by applicable law and (iii) the Borrower or such Guarantor shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) Payment of Other Taxes by the Borrower. The Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of such Other Taxes.

(c) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent, each Lender and each Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or such Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 5.03) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate of the Administrative Agent, a Lender or an Issuing Bank as to the amount of such payment or liability under this Section 5.03 shall be delivered to the Borrower and shall be conclusive absent manifest error.

(d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower or a Guarantor to a Governmental Authority,

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the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Foreign Lenders.

(i) Any Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement or any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.03(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing,

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed IRS Form W-8BEN or Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

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(2) executed IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit I-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10-percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or Form W-8BEN-E, as applicable; or

(4) to the extent a Foreign Lender is not the beneficial owner, executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-2 or Exhibit I-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i)

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of the Code) and such additional documentation and information reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(iii) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(f) Treatment of Certain Refunds. If any party determines in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.03 (including by the payment of additional amounts pursuant to this Section 5.03), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 5.03 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(g) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.04(c) relating to the maintenance of a Participant Register, and (ii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 5.03(g).

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Section 5.04 Designation of Different Lending Office; Replacement of Lenders.

(a) Designation of Different Lending Office. If (1) any Lender requests compensation under Section 5.01, or (2) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.01 or Section 5.03, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) Replacement of Lenders. If (i) any Lender requests compensation under Section 5.01, (ii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03, (iii) any Lender asserts an illegality under Section 5.05, (iv) any Lender becomes a Defaulting Lender, (v) any Revolving Lender does not consent to any proposed increase in or reaffirmation of the Borrowing Base, (vi) in connection with any consent to or approval of any proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender or the consent of each Lender affected thereby, the consent of the Majority Lenders shall have been obtained but any Lender has not so consented to or approved such proposed amendment, waiver, consent or release, or (vii) in connection with any consent to or approval of any proposed amendment, waiver, consent or release with respect to Section 2.09 that requires the consent of each Term Lender or the consent of each Term Lender affected thereby, the consent of the Term Lenders having more than sixty-six and two-thirds percent (66- 2⁄3%) of the then outstanding principal amount of the Term Loans shall have been obtained but any Term Lender has not so consented to or approved such proposed amendment, waiver, consent or release, then in any such case, the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 12.04), all its interests, rights and obligations under this Agreement to an assignee or assignees that shall assume such obligations (which assignee may be another Lender, if such Lender accepts such assignment); provided that (A) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), (C) in the case of any such assignment resulting from a claim for compensation under Section 5.01, for payments required to be made pursuant to Section 5.03 or an illegality under Section 5.05, such assignment will result in a reduction in such compensation or payments or avoid the illegality. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a

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waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each Lender hereby agrees to make such assignment and delegations required under this Section 5.04(b) and (D) if such assignment is pursuant to subpart (b)(v) or (b)(vi) or (b)(vii), such assignee must consent to vote for such amendment to which the non-consenting lender did not vote.

Section 5.05 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its applicable lending office to honor its obligation to make or maintain Eurodollar Loans either generally or having a particular Interest Period hereunder, then (a) such Lender shall promptly notify the Borrower and the Administrative Agent thereof and such Lender’s obligation to make such Eurodollar Loans shall be suspended (the “Affected Loans”) until such time as such Lender may again make and maintain such Eurodollar Loans and (b) all Affected Loans which would otherwise be made by such Lender shall be made instead as ABR Loans (and, if such Lender so requests by notice to the Borrower and the Administrative Agent, all Affected Loans of such Lender then outstanding shall be automatically converted into ABR Loans on the last day of the then current Interest Period for such Affected Loans) and, to the extent that Affected Loans are so made as (or converted into) ABR Loans, all payments of principal which would otherwise be applied to such Lender’s Affected Loans shall be applied instead to its ABR Loans.

ARTICLE VI

Conditions Precedent

Section 6.01 Effective Date. The obligations of the Lenders to make Loans and of any Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02):

(a) The Bankruptcy Court shall have entered a final order satisfactory to the Administrative Agent and the Lenders party to the Restructuring Support Agreement confirming the Plan of Reorganization (the “Confirmation Order”) and all conditions to the Plan Effective Date shall have been satisfied (or will be satisfied upon the occurrence of the Effective Date) or waived. The Confirmation Order shall approve the Loan Documents and authorize the Borrower’s and the Guarantors’ execution and delivery thereof.

(b) The Arranger, the Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(c) The Administrative Agent shall have received the Plan Lender Paydown payment in cash for the pro rata benefit of the Lenders, and the Obligors and their respective Subsidiaries shall be in compliance with Section 3.04(c)(vii) on a pro forma basis after giving effect to such payment.

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(d) The Administrative Agent shall have received a certificate of the Secretary or a Responsible Officer of the Borrower and of each Guarantor setting forth (i) resolutions of the Managers, board of directors or other managing body with respect to the authorization of the Borrower or such Guarantor to execute and deliver the Loan Documents to which it is a party and to enter into the Transactions, (ii) the individuals (A) who are authorized to sign the Loan Documents to which the Borrower or such Guarantor is a party and (B) who will, until replaced by another individual duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the other Loan Documents to which it is a party, (iii) specimen signatures of such authorized individuals, and (iv) for the Borrower and each Guarantor, the articles or certificate of incorporation or formation and bylaws, operating agreement or partnership agreement, as applicable, certified by the Secretary of State of the jurisdiction of organization, (v) for the Borrower and each Guarantor, copies of the bylaws, limited liability company operating agreement, partnership agreement or comparable governing document, in each case, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

(e) The Administrative Agent shall have received a certificate of the chief executive officer or chief financial officer of the Borrower and each of the other Obligors certifying that (i) all representations and warranties of the Borrower and each such other Obligor in the Loan Documents are true and correct in all material respects, except those representations and warranties which include a materiality qualifier, and shall be true and correct as so qualified, (ii) no Default or Event of Default has occurred or is continuing or will result from the making of the Loans or the Transactions contemplated by the Loan Documents and (iii) all conditions precedent in this Section 6.01 have been satisfied or waived in accordance with the terms of the Loan Documents.

(f) The Administrative Agent shall have received a Solvency Certificate from the chief financial officer of the Borrower certifying that (i) the Borrower and (ii) the Borrower and the other Obligors taken as a whole, are Solvent.

(g) The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and long form good standing or other comparable status of the Borrower and each of the other Obligors.

(h) The Administrative Agent shall have received from each party hereto counterparts (in such number as may be requested by the Administrative Agent) of this Agreement signed on behalf of such party.

(i) To the extent requested by a Lender, the Administrative Agent shall have received duly executed Notes payable to each such Lender in a principal amount equal to its Maximum Credit Amount or Term Loan Commitment, as applicable, dated as of the date hereof.

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(j) The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of the Guaranty Agreement and the Security Instruments deemed necessary or advisable by the Administrative Agent. In connection with the execution and delivery of the Security Instruments, the Administrative Agent shall:

(i) be reasonably satisfied that the Security Instruments create first priority, perfected Liens (subject only to Excepted Liens) on at least 95% of the total value of the Proved Reserves of the Oil and Gas Properties of the Obligors and their respective Subsidiaries evaluated in the Initial Reserve Report, and all of the Equipment and Facilities associated therewith;

(ii) have received evidence and be satisfied that the flood insurance required for each Property set forth in Annex IV is in effect; and

(iii) have received certificates, together with undated, blank stock powers for each such certificate, representing all of the issued and outstanding Equity Interests of the Borrower and each of the Guarantors, to the extent such Equity Interests are certificated.

(k) The Administrative Agent shall have received UCC financing statements for the Borrower and each Guarantor to be filed in each such Person’s state of incorporation or formation, or principal place of business, as applicable.

(l) The Administrative Agent shall have received an opinion of (x) Kirkland & Ellis, LLP, counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, as to such customary matters regarding this Agreement, the Security Instruments and the other Loan Documents and the Transactions as the Administrative Agent or its counsel may reasonably request and (y) local counsel reasonably acceptable to the Administrative Agent and its counsel with respect to mortgages and other recorded instruments to perfect interests in real property.

(m) The Administrative Agent shall have received an ACORD evidence of insurance certificate evidencing coverage of the Obligors and their respective Subsidiaries evidencing that the Borrower is carrying insurance in accordance with Section 8.06 and naming the Administrative Agent in such capacity for the Lenders as loss payee on all property insurance policies and naming the Administrative Agent as additional insureds on all liability policies.

(n) The Administrative Agent shall have received a certificate of a Responsible Officer certifying that the Borrower has received all consents and approvals required by Section 7.03.

(o) The Administrative Agent shall have received the pro forma fresh start balance sheet of the Obligors and their Subsidiaries prepared in good faith based on assumptions believed to be reasonable and the Initial Reserve Report accompanied by a Reserve Report Certificate.

(p) The Administrative Agent shall have received appropriate UCC and other Lien and Judgment search certificates from the jurisdiction of (i) organization, (ii) location of principle office, and (iii) each location where Property is located for each Obligor reflecting no prior Liens encumbering the Properties of such Obligor other than those being assigned or released on or prior to the Effective Date or Liens permitted by Section 9.03.

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(q) The Administrative Agent shall have reviewed and be reasonably satisfied with the Borrower’s and its Subsidiaries’ corporate, organizational and capital structure and tax and securities law treatment, and shall have performed and be satisfied with such other due diligence regarding the Obligors or their respective Subsidiaries and their respective Properties as the Administrative Agent may reasonably require.

(r) The Plan Rights Offering shall have closed in accordance with its terms and the Borrower shall have received a minimum cash equity contribution of $530 million from the Plan Rights Offering.

(s) The Administrative Agent shall have received a Borrowing Request in accordance with Section 2.03 and Section 2.09(c) and a request to amend and issue each Existing Letter of Credit in accordance with Section 2.08(b).

(t) The Administrative Agent and the Lenders shall have received, and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not restricted to the Patriot Act.

(u) The Borrower shall have delivered to the Administrative Agent copies certified by a Responsible Officer of the Borrower as being true and complete copies of each of:

(i) the Plan Rights Offering Agreement and material documents;

(ii) the contribution agreement whereby Prepetition Borrower contributes all of its assets to Borrower;

(iii) the membership interest purchase agreement whereby Holdings acquires the Equity Interests of Borrower;

(iv) the contribution agreement whereby Holdings contributes the Equity Interests of Borrower to Parent;

(v) the reorganization documents whereby the Subsidiaries of the Prepetition Borrower are merged, consolidated, converted or dissolved;

(vi) the Linn-Berry Settlement Agreement;

(vii) the Linn-Berry Transition Services and Separation Agreement;

(viii) the Linn-Berry Joint Operating Agreements; and

(ix) the Linn Funds Flow Memorandum.

(v) The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

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The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

Section 6.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing (including the initial funding), and of each Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

(a) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default or Event of Default shall have occurred and be continuing.

(b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Material Adverse Effect shall have occurred.

(c) [Reserved].

(d) Each of the representations and warranties of the Borrower and the Guarantors, set forth in this Agreement and in the other Loan Documents shall be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct as so qualified) on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, such representations and warranties shall continue to be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct as so qualified) as of such specified earlier date.

(e) The receipt by the Administrative Agent of a Borrowing Request in accordance with Section 2.03 or Section 2.09(c), as applicable, or a request for a Letter of Credit in accordance with Section 2.08(b), as applicable.

(f) After giving pro forma effect to such Borrowing, the projected Consolidated Cash Balance as of the immediately following Consolidated Cash Measurement Day shall not exceed the amount set forth in Section 3.04(c)(vii), which projections shall be estimated by the Borrower in good faith and certified as being based on estimates and assumptions that the Borrower believes in good faith to be reasonable at the time made (it being agreed and understood that the Borrower shall make no assurances or guarantees that the projected results will be realized).

Each request for a Borrowing and each request for the issuance, amendment, renewal or extension of any Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in this Section 6.02.

Section 6.03 Additional Conditions to Credit Events. In addition to the conditions precedent set forth in Section 6.02, so long as any Lender is a Defaulting Lender, the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied

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that the LC Exposure will be 100% covered by the Commitments of the Non-Defaulting Lenders and/or the Borrower will cash collateralize the LC Exposure in accordance with Section 4.04(c)(i), and participating interests in any such newly issued or increased Letter of Credit shall be allocated among Non-Defaulting Lenders in accordance with Section 4.04(c)C(A) (and Defaulting Lenders shall not participate therein).

Section 6.04 Post-Closing Obligations. Within the time periods specified on Schedule 6.04 (as each may be extended in writing by the Administrative Agent in its sole discretion, in each case, for a period not to exceed 30 days in the aggregate), each Obligor shall, and shall cause each Subsidiary to, provide the documentation, and complete the undertakings, as are set forth on Schedule 6.04. All conditions precedent, covenants and representations and warranties contained in this Agreement and the other Loan Documents shall be deemed modified to the extent necessary to effect the foregoing (and to permit the taking of the actions described above and on Schedule 6.04 within the time periods required by this Section 6.04, rather than as elsewhere provided in the Loan Documents); provided that (x) to the extent any representation and warranty would not be true, or any provision of any covenant breached, because the foregoing actions were not taken on the Effective Date, the respective representation and warranty shall be required to be true and correct in all material respects, and the covenant complied with, at the time the respective action is taken (or was required to be taken) in accordance with the foregoing provisions of this Section 6.04 and (y) all representations and warranties and covenants relating to the Loan Documents shall be required to be true or, in the case of any covenant, complied with, immediately after the actions required to be taken by this Section 6.04 have been taken (or were required to be taken).

ARTICLE VII

Representations and Warranties

The Borrower and each of the other Obligors jointly and severally represents and warrants to the Lenders that:

Section 7.01 Organization; Powers. Each of the Obligors and their respective Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary, to own its assets and to carry on its business as now conducted, and is qualified to do business in, and is in good standing in or has applied to qualify to do business in, every jurisdiction where such qualification is required, except where failure to have such power, authority, licenses, authorizations, consents, approvals and qualifications could not reasonably be expected to have a Material Adverse Effect.

Section 7.02 Authority; Enforceability. The Transactions are within the Borrower’s and each Guarantor’s corporate or limited liability company powers and have been duly authorized by all necessary corporate or limited liability company and, if required, member action (including, without limitation, any action required to be taken by any class of directors of the Borrower or any other Person, whether interested or disinterested, in order to ensure the due authorization of the Transactions). When executed and delivered, each Loan Document to which the Borrower and any Guarantor is a party will have been duly executed and delivered by the Borrower and such Guarantor and will constitute a legal, valid and binding obligation of the

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Borrower and such Guarantor, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 7.03 Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including the members or any class of directors of the Borrower or any other Person, whether interested or disinterested), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of any Loan Document or the consummation of the Transactions contemplated thereby, except (i) such as have been obtained or made and are in full force and effect, (ii) the filings and recordings necessary to perfect the Liens created hereby and by the Security Instruments, (iii) those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder or could not reasonably be expected to have a Material Adverse Effect and (iv) the filing of any required documents with the SEC, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Obligors or their respective Subsidiaries or any order of any Governmental Authority (except for such violations that would not reasonably be expected to have a Material Adverse Effect), (c) will not violate or result in a default under any indenture, agreement or other instrument evidencing Material Debt binding upon the Borrower or any Guarantor or their Properties, or give rise to a right thereunder to require any payment to be made by the Borrower or such Guarantor and (d) will not result in the creation or imposition of any Lien on any Property of the Obligors or their respective Subsidiaries (other than the Liens created by the Loan Documents).

Section 7.04 Financial Position; No Material Adverse Effect.

(a) The Borrower has delivered to the Administrative Agent and each of the Lenders (i) the pro forma Effective Date balance sheet of the Borrower reasonably reflecting in the Borrower’s good faith estimate the fresh start accounting and (ii) each other Financial Statement required to be delivered pursuant to Section 6.01 or Section 8.01. The Financial Statements that have been delivered and which are maintained prior to delivery by the Obligors present fairly, in all material respects, the financial position and results of operations and cash flows of Holdings and its Consolidated Subsidiaries as of such date and for each such period in accordance with GAAP; provided the pro forma Effective Date balance sheet of the Borrower delivered on the Effective Date is the Borrower’s good faith estimate.

(b) Since the Effective Date and the date of the last Financial Statements delivered pursuant to Section 8.01, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

(c) As of the Effective Date, neither the Borrower or any other Obligor nor their respective Subsidiaries has any Material Debt (including Disqualified Capital Stock), or any material contingent liabilities, material off-balance sheet liabilities or partnerships, material liabilities for Taxes, material unusual forward or long-term commitments or material unrealized or anticipated losses from any unfavorable commitments, except (i) the Obligations, (ii) as referred to or reflected or provided for in the Financial Statements delivered under Section 7.04(a) or (iii) as disclosed to the Administrative Agent prior to the date hereof.

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Section 7.05 Litigation. Except as set forth on Schedule 7.05, there are no actions, suits, investigations or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened in writing against or affecting the Obligors or their respective Subsidiaries (a) not fully covered by insurance (except for normal deductibles) as to which there is a reasonable possibility of an adverse determination that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (b) that involve any Loan Document. Since the date of this Agreement, there has been no change in the status of the matters disclosed in Schedule 7.05 that, individually or in the aggregate, has resulted in, or would reasonably be expected to result in, a Material Adverse Effect.

Section 7.06 Environmental Matters. Except for such matters that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on the Borrower or any other Obligor or their respective Subsidiaries:

(a) the Obligors and their respective Subsidiaries and each of their respective Properties and operations thereon are, and within all applicable statute of limitation periods have been, in compliance with all applicable Environmental Laws;

(b) the Obligors and their respective Subsidiaries have obtained all Environmental Permits required for their respective operations and each of their Properties, with all such Environmental Permits being currently in full force and effect, and none of Borrower or its Subsidiaries has received any written notice or otherwise has knowledge that any such existing Environmental Permit will be revoked or that any application for any new Environmental Permit or renewal of any existing Environmental Permit will be protested or denied;

(c) there are no claims, demands, suits, orders, inquiries, or proceedings concerning any violation of, or any liability (including as a potentially responsible party) under, any applicable Environmental Laws that are pending or, to the knowledge of any Obligor, threatened against the Obligors and their respective Subsidiaries or any of their respective Properties or as a result of any operations at the Properties;

(d) none of the Properties contain or have contained any: (i) underground storage tanks; (ii) asbestos containing materials in a friable condition or otherwise requiring abatement under Environmental Laws; (iii) landfills or dumps; (iv) hazardous waste management units as defined pursuant to RCRA or any comparable state law; or (v) sites on or nominated for the National Priority List promulgated pursuant to CERCLA or any similar state remedial priority list promulgated or published pursuant to any comparable state law;

(e) there is no Release or threatened Release, of Hazardous Materials at, on, under or from any of the Borrower’s or its Subsidiaries’ Properties, there is no investigation, remediation, abatement, removal, or monitoring of Hazardous Materials required under applicable Environmental Laws at such Properties and, to the knowledge of the Obligors, none of such Properties are adversely affected by any Release or threatened Release of a Hazardous Material originating or emanating from any other real property;

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(f) neither the Obligors nor their respective Subsidiaries has received any written notice asserting an alleged liability or obligation under any applicable Environmental Laws with respect to the investigation, remediation, abatement, removal, or monitoring of any Hazardous Materials at, under, or Released or threatened to be Released from any real properties offsite the Borrower’s or its Subsidiaries’ Properties and there are no conditions or circumstances that would reasonably be expected to result in the receipt of such written notice;

(g) there has been no exposure of any Person or property to any Hazardous Materials as a result of or in connection with the operations and businesses of any of the Obligors’ and their respective Subsidiaries’ Properties that would reasonably be expected to form the basis for a material claim for damages or compensation and, to the knowledge of the Obligors, there are no conditions or circumstances that would reasonably be expected to result in the receipt of notice regarding such exposure; and

(h) the Obligors and their respective Subsidiaries have made available to the Lenders copies of all material environmental site assessment reports and other material documents relating to any alleged non-compliance with or liability under Environmental Laws that are in any of the Obligors’ and their respective Subsidiaries’ possession or control and relating to their respective Properties or operations thereon.

Section 7.07 Compliance with the Laws and Agreements; No Defaults.

(a) Each of the Obligors and their respective Subsidiaries is in compliance with all Governmental Requirements applicable to it or its Property and all agreements and other instruments binding upon it or its Property except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(b) No Default has occurred and is continuing.

Section 7.08 Investment Company Act. None of the Obligors or their respective Subsidiaries is an “investment company” or a company “controlled” by an “investment company,” within the meaning of, or subject to regulation under, the Investment Company Act of 1940, as amended.

Section 7.09 Taxes. Each of the Obligors and their respective Subsidiaries has timely filed or caused to be filed all Tax returns (including extensions) and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Obligors and their respective Subsidiaries, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. The charges, accruals and reserves on the books of the Obligors or their respective Subsidiaries in respect of Taxes and other governmental charges are, in the reasonable opinion of the Obligors, adequate. No Tax Lien (other than an Excepted Lien) has been filed and, to the knowledge of the Obligors, no claim is being asserted with respect to any such Tax or other such governmental charge. The Borrower is treated as a disregarded entity, Parent is treated as a partnership or a disregarded subsidiary of Holdings and Holdings is treated as a corporation for U.S. federal income tax purposes.

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Section 7.10 ERISA. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect:

(a) The Obligors and their respective Subsidiaries and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan, if any.

(b) Each Plan, if any, is, and has been, maintained in substantial compliance with ERISA and, where applicable, the Code.

(c) No ERISA Event with respect to any Plan has occurred or is expected by the Borrower, any of its Subsidiaries or any ERISA Affiliate to be incurred with respect to any Plan.

(d) No accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Plan.

(e) None of the Obligors and their respective Subsidiaries or any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the six-year period preceding the date hereof sponsored, maintained or contributed to, any Multiemployer Plan.

(f) None of the Obligors and their respective Subsidiaries or any ERISA Affiliate is required to provide security under Section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the Plan.

(g) None of the Obligors and their respective Subsidiaries nor any ERISA Affiliate sponsors, maintains or contributes to an employee welfare benefit plan, as defined in Section 3(1) of ERISA, including any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by the Obligors and their respective Subsidiaries or any ERISA Affiliate in its sole discretion without any material liability.

Section 7.11 Disclosure; No Material Misstatements. None of the reports, financial statements, certificates or other written information (other than Reserve Reports and any information delivered in connection therewith) furnished by or on behalf of the Obligors and their respective Subsidiaries to the Administrative Agent or any Lender pursuant to this Agreement or any other Loan Document or delivered by the Borrower, any other Obligor or any of their respective Subsidiaries to the Administrative Agent or any Lender hereunder or under any other Loan Document (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading on the date when furnished; provided that with respect to financial estimates, projected or forecasted financial information and other forward-looking information, the Obligors each represents and warrants only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation; it being understood that (a) such projections and forecasts, as to future events, are not to be viewed as facts, that

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actual results during the period(s) covered by any such projections or forecasts may differ significantly from the projected or forecasted results and that such differences may be material and that such projections and forecasts are not a guarantee of financial performance, and (b) no representation is made with respect to information of a general economic or general industry nature. There are no statements or conclusions in any Reserve Report or in any information delivered in connection therewith which are based upon or include materially misleading information of a material fact or fail to take into account material information regarding the material matters reported therein, it being understood that projections concerning volumes attributable to the Oil and Gas Properties of the Obligors and their respective Subsidiaries and production and cost estimates contained in each Reserve Report and in other information delivered in connection therewith are necessarily based upon professional opinions, estimates and projections and that no warranty is made with respect to such opinions, estimates and projections.

Section 7.12 Insurance. The Borrower and each other Obligor has, and has caused all of their respective Subsidiaries to have, (a) all insurance policies sufficient for the compliance by each of them with all material Governmental Requirements and all material agreements and (b) insurance coverage in at least amounts and against such risk (including, without limitation, public liability) that are usually insured against by companies similarly situated and engaged in the same or a similar business for the assets and operations of the Obligors or their respective Subsidiaries. The Administrative Agent and the Lenders have been named as additional insureds in respect of such liability insurance policies and the Administrative Agent has been named as loss payee with respect to property loss insurance.

Section 7.13 Restriction on Liens. Except as permitted by Section 9.14, neither the Obligors nor their respective Subsidiaries is a party to any material agreement or arrangement or is subject to any order, judgment, writ or decree, which either prohibits or purports to prohibit any of the Obligors or their respective Subsidiaries from granting Liens to the Administrative Agent and the Lenders on or in respect of their Properties to secure the Obligations.

Section 7.14 Subsidiaries. Except as set forth on Schedule 7.14 or as disclosed in writing to the Administrative Agent (which shall promptly furnish a copy to the Lenders), and which disclosure shall be a supplement to Schedule 7.14, none of the Obligors has any direct or indirect Subsidiaries. Neither the Borrower nor the Parent Guarantor has any direct or indirect Foreign Subsidiaries.

Section 7.15 Location of Business and Offices. The jurisdiction of organization; the correct legal name of each Obligor and its respective Subsidiaries as listed in the public records of its jurisdiction of organization; the organizational identification number of each Obligor and its respective Subsidiaries in its respective jurisdiction of organization; the federal tax identification number, if applicable, of each Obligor and its respective Subsidiaries; and the principal place of business and chief executive offices of each Obligor and its respective Subsidiaries set forth on Schedule 7.15 (or as set forth in a notice delivered pursuant to Section 8.01(k) and delivered in accordance with Section 12.01).

CREDIT AGREEMENT

Section 7.16 Properties; Titles, Etc.

(a) Each of the Obligors and their respective Subsidiaries has good and defensible title to its Oil and Gas Properties evaluated in the most recently delivered Reserve Report (other than those disposed of in compliance with Section 9.11 since delivery of such Reserve Report and those title defects disclosed in writing to the Administrative Agent) and good title to all its personal Properties, in each case, free and clear of all Liens except Liens permitted by Section 9.03. After giving full effect to the Excepted Liens, an Obligor or one of their respective Subsidiaries specified as the owner owns the net interests in production attributable to the Hydrocarbon Interests as reflected in the most recently delivered Reserve Report, and the ownership of such Properties shall not in any material respect obligate the Obligors and their respective Subsidiaries to bear the costs and expenses relating to the maintenance, development and operations of each such Property in an amount in excess of the working interest of each Property set forth in the most recently delivered Reserve Report that is not offset by a corresponding proportionate increase in the Obligors’ and their respective Subsidiaries’ net revenue interest in such Property.

(b) All material leases and agreements necessary for the conduct of the business of the Obligors and their respective Subsidiaries are valid and subsisting, in full force and effect, except to the extent any failure to be valid and subsisting and in full force and effect could not reasonably be expected to have a Material Adverse Effect, and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or agreement, which could reasonably be expected to have a Material Adverse Effect.

(c) The rights and Properties presently owned, leased or licensed by the Obligors and their respective Subsidiaries including, without limitation, all easements and rights of way, include all rights and Properties reasonably necessary to permit the Obligors and their respective Subsidiaries to conduct their business, except to the extent any failure to satisfy the foregoing could not reasonably be expected to have a Material Adverse Effect. No structure with two or more walls located on owned Real Estate is located in a special flood hazard zone, except as disclosed on Schedule 7.16 (or as set forth in a notice delivered in accordance with Section 12.01).

(d) All of the Properties of the Obligors and their respective Subsidiaries (other than the Oil and Gas Properties, which are addressed in Section 7.17) which are reasonably necessary for the operation of their businesses are in good working condition and are maintained in accordance with prudent business standards, except to the extent any failure to satisfy the foregoing could not reasonably be expected to have a Material Adverse Effect.

(e) The Obligors and their respective Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual Property material to its business, and the use thereof by the Obligors and their respective Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Obligors and their respective Subsidiaries either own or have valid licenses or other rights to use all databases, geological data, geophysical data, engineering data, seismic data, maps,

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interpretations and other technical information used in their businesses as presently conducted, subject to the limitations contained in the agreements governing the use of the same, which limitations are customary for companies engaged in the business of the exploration and production of Hydrocarbons, with such exceptions as could not reasonably be expected to have a Material Adverse Effect.

Section 7.17 Maintenance of Properties. Except for such acts or failures to act as could not be reasonably expected to have a Material Adverse Effect, the Oil and Gas Properties (and Properties unitized therewith) of the Obligors and their respective Subsidiaries have been maintained, operated and developed in a good and workmanlike manner and in conformity with all Governmental Requirements and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of the Oil and Gas Properties of the Obligors and their respective Subsidiaries. Specifically in connection with the foregoing, except as could not reasonably be expected to have a Material Adverse Effect, (a) no Oil and Gas Property of the Obligors and their respective Subsidiaries is subject to having allowable production reduced below the full and regular allowable production (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) and (b) none of the wells comprising a part of the Oil and Gas Properties (or Properties unitized therewith) of the Obligors and their respective Subsidiaries is deviated from the vertical more than the maximum permitted by Governmental Requirements, and such wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, such Oil and Gas Properties (or in the case of wells located on Properties unitized therewith, such unitized Properties). All pipelines, wells, gas processing plants, platforms and other material improvements, fixtures and equipment owned in whole or in part by the Obligors or their respective Subsidiaries that are necessary to conduct normal operations are being maintained in a state adequate to conduct normal operations, and with respect to such of the foregoing which are operated by the Obligors or their respective Subsidiaries, in a manner consistent with the Borrower’s or its Subsidiaries’ past practices (other than those the failure of which to maintain in accordance with this Section 7.17 could not reasonably be expected to have a Material Adverse Effect).

Section 7.18 Gas Imbalances, Prepayments. As of the date hereof, except as set forth on Schedule 7.18 or on the most recent Reserve Report Certificate, on a net basis there are no gas imbalances, take or pay or other prepayments which would require the Obligors or their respective Subsidiaries to deliver, in the aggregate, two percent (2%) or more of the monthly production from Hydrocarbons produced from the Oil and Gas Properties of the Obligors or their respective Subsidiaries at some future time without then or thereafter receiving full payment therefor.

Section 7.19 Marketing of Production. As of the date of delivery of each Reserve Report Certificate, except for contracts listed and in effect on the date hereof on Schedule 7.19, and thereafter either disclosed in writing to the Administrative Agent or included in the most recently delivered Reserve Report (with respect to all of which contracts each Obligor represents that it or its Subsidiaries are receiving a price for all production sold thereunder which is computed substantially in accordance with the terms of the relevant contract and are not having deliveries curtailed substantially below the subject Property’s delivery capacity), no material agreements exist which are not cancelable on sixty (60) days notice or less without penalty or

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detriment for the sale of production from the Obligors’ or their respective Subsidiaries’ Hydrocarbons (including, without limitation, calls on or other rights to purchase, production, whether or not the same are currently being exercised) that (a) pertain to the sale of production at a fixed price and (b) have a maturity or expiry date of more than six (6) months from the date of delivery of such Reserve Report Certificate.

Section 7.20 Swap Agreements. Schedule 7.20, as of the date hereof, and after the date hereof, each report required to be delivered by the Borrower pursuant to Section 8.01(d) (as of the relevant period end), sets forth, a true and complete list of all Swap Agreements of the Borrower and each of its Subsidiaries, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net marked-to-market value thereof, all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement.

Section 7.21 Use of Loans and Letters of Credit. The proceeds of the Loans and the Letters of Credit shall be used (a) to provide working capital, (b) to pay a portion of the Prepetition Claims in accordance with the Plan of Reorganization, (c) for the acquisition, exploration and development of Oil and Gas Properties permitted hereunder, (d) for the issuance of Letters of Credit, and (e) for other lawful general corporate purposes, including Restricted Payments permitted hereunder. The Obligors or their respective Subsidiaries are not engaged principally, or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board). No part of the proceeds of any Loan or Letter of Credit will be used for the purchase of margin stock. After application of the proceeds of each Loan or Letter of Credit, not more than five percent (5%) of the value of the assets (either of the Borrower only or of the Obligors or their respective Subsidiaries on a consolidated basis) will be margin stock.

Section 7.22 Solvency. Immediately after giving effect to the Transactions and immediately prior to and after giving effect to each Borrowing and each issuance, amendment, renewal, or extension of a Letter of Credit, (i) the Borrower is Solvent and (ii) the Borrower and the other Obligors taken as a whole, are Solvent.

Section 7.23 Anti-Corruption. Neither the Obligors nor their respective Subsidiaries, nor any director, officer, agent, employee, or Affiliate of the Obligors or their respective Subsidiaries is in violation of or is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of any applicable Anti-Corruption Laws, including without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

CREDIT AGREEMENT

Section 7.24 AML and Sanctions. Neither any of the Obligors nor any of their respective Subsidiaries, nor any director, officer, agent, employee, or Affiliate of the Obligors or their respective Subsidiaries is (i) a Sanctioned Person or (ii) in violation of any AML Laws or Sanctions. The Borrower will not directly or indirectly use the proceeds from the Loans or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, in a manner that will cause a violation of AML Laws, Anti-Corruption Laws or applicable Sanctions by any Person participating in the transactions contemplated by this Agreement, whether as lender, issuing bank, borrower, guarantor, agent, or otherwise. The Borrower represents that neither it nor any of the other Obligors nor any of their respective Subsidiaries or Affiliates has engaged in or intends to engage in any dealings or transactions with, or for the benefit of, any Sanctioned Person or with or in any Sanctioned Country. No Borrowing or Letter of Credit relates, directly or indirectly, to any activities or business of or with a Sanctioned Person or with or in a Sanctioned Country; and, the Obligors and their respective Subsidiaries and each of their Affiliates have conducted their business in material compliance with all applicable Anti-Corruption Laws.

Section 7.25 Deposit and Securities Accounts. Set forth on Schedule 7.25 (as may be amended from time to time pursuant to Section 8.01(p) or Section 8.19) is a true and complete list of all deposit accounts and securities accounts maintained by the Borrower or any other Obligor or any of their respective Subsidiaries, including all Controlled Proceeds Accounts and all Excluded Accounts.

Section 7.26 Ratification of Prepetition Mortgages. Borrower has legally and validly incurred the Debt and other Obligations pursuant to this Agreement and the other Loan Documents and each of the other Obligors has determined that it will benefit from the incurrence of such Debt and other Obligations and has therefore legally and validly guaranteed such Debt and Obligations on a joint and several basis, and hereby agrees and acknowledges that each of the Prepetition Mortgages is hereby ratified and affirmed as a continuing obligation of each Obligor party thereto pursuant to the Plan of Reorganization and pursuant to such Plan of Reorganization is deemed amended to secure the Debt and Obligations hereunder and authorizes the Administrative Agent to file a copy of the order of the Bankruptcy Court, or an abstract thereof authorized by the Bankruptcy Court in each applicable jurisdiction of the Prepetition Mortgages as proof thereof. Each of the Prepetition Mortgages, the property description and jurisdiction and filing office are accurately set forth on Annex V.

ARTICLE VIII

Affirmative Covenants

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents have been paid in full (other than indemnities and other contingent obligations not then due and payable and as to which no claim has been made as of the time of determination) and all Letters of Credit shall have expired, terminated or have been cash collateralized (or as to which other arrangements satisfactory to the Administrative Agent and the Issuing Bank shall have been made) and all LC Disbursements shall have been reimbursed, each of the Obligors covenants and agrees with the Lenders, and covenants and agrees with the Lenders to cause their respective Subsidiaries, that:

CREDIT AGREEMENT

Section 8.01 Financial Statements; Other Information. The Borrower will furnish to the Administrative Agent and each Lender:

(a) Annual Financial Statements; Fresh Start Accounting. As soon as available, but in any event not later than ninety (90) days after (i) the Effective Date (but not earlier than May 31, 2017), the fresh start accounting balance sheet of the Obligors as at the Effective Date, and (ii) the end of each fiscal year of the Borrower (commencing with the year ending December 31, 2016, provided such Financial Statements shall be as Linn Energy LLC) Holdings’ and its Consolidated Subsidiaries audited consolidated balance sheet and related statements of operations, members’ equity and cash flows as of the end of and for such year, setting forth in each case with respect to this clause (ii) in comparative form the figures for the previous fiscal year (which may be compared against the financial statements of LINN Energy, LLC to the extent applicable) to the extent required pursuant to applicable SEC regulations, all reported on by KPMG, LLP or other independent public accountants of recognized national standing, without a “going concern” or like qualification, emphasis on the matter or exception (except to the extent such “going concern” qualification is solely attributable to the Maturity Date occurring within the next twelve months) and without any qualification or exception as to the scope of such audit to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Holdings and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; provided, however, it is agreed and understood that in the case of fiscal year ended December 31, 2016, the financial statements and the report described herein shall be in respect of LINN Energy, LLC and its Consolidated Subsidiaries as of such date.

(b) Quarterly Financial Statements. As soon as available, but in any event not later than forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, Holdings and its Consolidated Subsidiaries consolidated balance sheet and related statements of operations, members’ equity and cash flows as of the end of and for such quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year (which may be compared against the financial statements of LINN Energy, LLC to the extent applicable) to the extent required pursuant to applicable SEC regulations, all certified by a Financial Officer as presenting fairly in all material respects the financial position and results of operations of Holdings and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; provided that for the first fiscal quarter immediately following the Effective Date, the Borrower shall furnish the items required under this Section 8.01(b) not later than sixty (60) days after the end of such fiscal quarter.

(c) Certificate of Financial Officer — Compliance. Concurrently with any delivery of financial statements under Section 8.01(a)(ii) or Section 8.01(b), a certificate of a Financial Officer of the Borrower and the Parent Guarantor in substantially the form of Exhibit B hereto (i) certifying as to whether a Default has occurred and is continuing as of the date of such certificate and, if a Default has occurred and is continuing, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 9.01 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the Effective Date which materially changes the calculation of any covenant or affects compliance with the terms of this Agreement and, if applicable, specifying the effect of such change on the financial statements accompanying such certificate.

CREDIT AGREEMENT

(d) Swap Agreements. Concurrently with any delivery of financial statements under Section 8.01(a)(ii) and Section 8.01(b), a true and complete list of all Swap Agreements, as of the last Business Day of such fiscal quarter or fiscal year, of the Obligors and each of their respective Subsidiaries, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark-to-market value therefore, any new credit support agreements relating thereto not listed on Schedule 7.20, any margin required or supplied under any credit support document, and the counterparty to each such agreement and a confidential report reflecting its projected production for each calendar year for which it has established hedge positions under Section 9.16(a)(i); provided that the Borrower shall not be required to provide any mark-to-market value for any emission credit Swap Agreements, but the Borrower shall provide the aggregate amount owing by the Obligors and their respective Subsidiaries under such emission credit Swap Agreements as of such date.

(e) Certificate of Insurer – Insurance Coverage. Concurrently with the renewal of each insurance policy maintained by the Obligors and their respective Subsidiaries required by Section 8.06, an ACORD evidence of insurance certificate of such insurance coverage from the insurer providing such insurance in form and substance satisfactory to the Administrative Agent, and, if requested by the Administrative Agent or any Lender, copies of all of the applicable policies.

(f) SEC and Other Filings. To the extent applicable, promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Obligors and their respective Subsidiaries with the SEC, or with any national securities exchange; provided, however, that the Borrower shall be deemed to have furnished the information required by this Section 8.01(f) if it shall have timely made the same available on “EDGAR” and/or on its home page on the worldwide web (at the date of this Agreement located at http://www.linnenergy.com); provided further, however, that if any Lender is unable to access EDGAR or the Borrower’s home page on the worldwide web, the Borrower agrees to provide such Lender with paper copies of the information required to be furnished pursuant to this Section 8.01(f) promptly following notice from the Administrative Agent that such Lender has requested the same. Information required to be delivered pursuant to this Section 8.01(f) shall be deemed to have been delivered on the date on which the Borrower provides notice to the Administrative Agent that such information has been posted on “EDGAR” or the Borrower’s website or another website identified in such notice and accessible by the Administrative Agent without charge (and the Borrower hereby agrees to provide such notice).

(g) Notices Under Material Instruments. Promptly after receipt, a copy of any notice of default received from any holder or holders of any Material Debt (other than the Obligations) or any trustee or agent on its or their behalf, to the extent such notice has not otherwise been delivered to the Administrative Agent hereunder.

CREDIT AGREEMENT

(h) Lists of Purchasers. Concurrently with the delivery of each December 31 Reserve Report to the Administrative Agent pursuant to Section 8.11(a), a list of Persons purchasing Hydrocarbons from the Obligors and their respective Subsidiaries reasonably expected to account for at least eighty percent (80%) of the revenues resulting from the sale of Hydrocarbons produced from the Mortgaged Properties in the quarter following the “as of” date of such Reserve Report.

(i) Notice of Sales of Oil and Gas Properties. In the event the Obligors or their respective Subsidiaries intends to sell, transfer, assign or otherwise dispose of any Oil or Gas Properties of any of the Obligors or their respective Subsidiaries included in the most recently delivered Reserve Report (or any Equity Interests in any Subsidiary owning interests in such Oil and Gas Properties) as permitted under Section 9.11(b)(iv) during any period between two successive Scheduled Redetermination Dates having a fair market value, individually or in the aggregate, in excess of the lesser of (i) $25,000,000 and (ii) five percent (5%) of (A) during the Non-Conforming Period, the Conforming Borrowing Base, and (B) after the Non-Conforming Period Termination Date, the Borrowing Base, prior written notice of such disposition, the price thereof, the anticipated date of closing, and any other details thereof reasonably requested by the Administrative Agent or any Lender.

(j) Notice of Casualty Events. Prompt written notice, and in any event within three Business Days (or such later date as the Administrative Agent may agree to in its sole discretion), of the occurrence of any Casualty Event in excess of $5,000,000 or the commencement of any action or proceeding that could reasonably be expected to result in a Casualty Event in excess of $10,000,000.

(k) Information Regarding Parent Guarantor, Borrower and Other Obligors. Prompt written notice of (and in any event within ten (10) days after) any change (i) in the Parent Guarantor, Borrower’s or any Subsidiary’s corporate name or in any trade name used to identify such Person in the conduct of its business or in the ownership of its Properties, (ii) in the location of the Parent Guarantor’s, Borrower’s or any Subsidiary’s chief executive office or principal place of business, (iii) in the Parent Guarantor’s, Borrower or any Subsidiary’s identity or corporate structure, (iv) in the Parent Guarantor’s, Borrower’s or any Subsidiary’s jurisdiction of organization or such Person’s organizational identification number in such jurisdiction of organization, and (v) in the Parent Guarantor’s, Borrower’s or any Subsidiary’s federal taxpayer identification number, if any.

(l) Production Report and Lease Operating Statements. Within forty-five (45) days after the end of each fiscal quarter, a report setting forth, for each calendar month during the then-current fiscal year to date, the volume of production and sales attributable to production (and the prices at which such sales were made and the revenues derived from such sales) for each such calendar month from the Oil and Gas Properties of the Obligors and their respective Subsidiaries, and setting forth the related ad valorem, severance and production taxes and lease operating expenses attributable thereto and incurred for each such calendar month.

(m) Notices of Certain Changes. Promptly, but in any event within five (5) Business Days after the execution thereof, copies of any amendment, modification or supplement to the certificate or articles of incorporation, by-laws, any preferred stock designation or any other organic document of the Obligors or their respective Subsidiaries which materially impacts this Agreement or any other Loan Document.

CREDIT AGREEMENT

(n) EDGAR Postings. In lieu of delivery of paper counterparts of financial statements or other information required to be delivered to the Administrative Agent and each Lender pursuant to this Section 8.01, to the extent such financial statements or other information has been published on EDGAR, Borrower may send to the Administrative Agent and each Lender notice that such financial statements or other information is available on EDGAR and delivery of such notice shall satisfy the Borrower’s requirements under this Section 8.01 to deliver to the Administrative Agent and each Lender paper counterparts of such financial statements and other information.

(o) Annual Budgets. Within 45 (forty-five) days after the end of each fiscal year of the Borrower (beginning with the date that falls forty-five (45) days after the end of fiscal year ending December 31, 2017), a detailed quarterly business plan and budget, reasonably satisfactory to the Administrative Agent, for the following two (2) fiscal years of the Borrower and its Consolidated Subsidiaries on a consolidated basis, including forecasts prepared by management of the Borrower.

(p) Concurrently with delivery of Financial Statements under Section 8.01(a)(ii), an updated Schedule 7.25.

(q) Other Requested Information. Promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Obligors or their respective Subsidiaries (including, without limitation, any Plan and any reports or other information required to be filed under ERISA), or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent or any Lender may reasonably request.

Section 8.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent and each Lender, promptly after the Borrower obtains knowledge thereof, written notice of the following:

(a) the occurrence of any Default and Event of Default;

(b) (i) the filing or commencement of, or the threat in writing of, any action, suit, proceeding, investigation or arbitration by or before any arbitrator or Governmental Authority against the Borrower or any Subsidiary not previously disclosed in writing to the Administrative Agent as to which there is a reasonable possibility of an adverse determination that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect and (ii) any material adverse development in any action, suit, proceeding, investigation or arbitration by or before any arbitrator or Governmental Authority against the Borrower or any Subsidiary (whether or not previously disclosed to the Lenders) that, in the case of either (i) or (ii) above, if adversely determined, could reasonably be expected to result in liability in excess of $20,000,000;

(c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Obligors or their respective Subsidiaries in an aggregate amount exceeding $1,000,000; and

(d) any other development that has had or could reasonably be expected to result in a Material Adverse Effect.

CREDIT AGREEMENT

Each notice delivered under this Section 8.02 shall be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 8.03 Existence; Conduct of Business. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business and maintain, if necessary, its qualification to do business in each other jurisdiction in which any of its Oil and Gas Properties is located or the ownership of its Properties requires such qualification, except where the failure to so satisfy the foregoing requirements could not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 9.10 or any transaction permitted under Section 9.11.

Section 8.04 Payment of Taxes. The Obligors will, and will cause each of their Subsidiaries to, pay or discharge their Tax liabilities before the same shall become delinquent except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, and the Obligor or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP or (b) the failure to pay or discharge the same could not reasonably be expected to result in a Material Adverse Effect.

Section 8.05 Operation and Maintenance of Properties. The Borrower will, and will cause each of its Subsidiaries to:

(a) operate its Oil and Gas Properties and other material Properties or cause such Oil and Gas Properties and other material Properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance with all Governmental Requirements, including, without limitation, applicable proration requirements and Environmental Laws, and all applicable laws, rules and regulations of every other Governmental Authority from time to time constituted to regulate the development and operation of its Oil and Gas Properties and the production and sale of Hydrocarbons and other minerals therefrom, except, in each case, where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

(b) except to the extent disposed of pursuant to a transaction permitted by this Agreement, keep and maintain all Property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

(c) promptly pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses and Obligations accruing under the leases or other agreements affecting or pertaining to its material Oil and Gas Properties and will do all other things necessary to keep unimpaired their rights with respect thereto and prevent any forfeiture thereof or default thereunder except, in each case, where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

CREDIT AGREEMENT

(d) promptly perform or make reasonable and customary efforts to cause to be performed, in accordance with industry standards and in all material respects, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Oil and Gas Properties and other Properties except, in each case, where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(e) to the extent neither the Borrower nor one of its Subsidiaries is the operator of any of its Oil and Gas Property, the Borrower shall use reasonable efforts to cause the operator to comply with this Section 8.05.

Section 8.06 Insurance. The Borrower and each other Obligor will, and will cause each of their respective Subsidiaries to, maintain, with financially sound and reputable insurance companies, insurance reasonably satisfactory to the Administrative Agent and in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. The Borrower and each Obligor shall at all times maintain flood insurance satisfactory to the Lenders with respect to all Mortgaged Property having a structure with two or more walls that is located in a special flood hazard zone from such providers, on such terms and in such amounts as required by the Flood Disaster Protection Act. The loss payable clauses or provisions in said insurance policy or policies insuring any of the collateral for the Loans shall be endorsed in favor of and made payable to the Administrative Agent as its interests may appear and such policies shall name or otherwise include the Administrative Agent as “additional insureds” and provide that the insurer will endeavor to give at least thirty (30) days prior notice of any cancellation thereof to the Administrative Agent (or ten (10) days prior notice of any cancelation on account of non-payment).

Section 8.07 Books and Records; Inspection Rights. The Borrower and each other Obligor will, and will cause each of their respective Subsidiaries to, keep proper books of record and account in accordance with GAAP. The Borrower and each other Obligor will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its Properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

Section 8.08 Compliance with Laws. The Borrower and each other Obligor will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to them or their Property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

CREDIT AGREEMENT

Section 8.09 Environmental Matters.

(a) The Borrower and each other Obligor and each of their Subsidiaries shall at its sole expense (including such contribution from third parties as may be available): (i) comply, and shall cause its Properties and operations and each Subsidiary and each Subsidiary’s Properties and operations to comply, with all applicable Environmental Laws, the breach of which could be reasonably expected to have a Material Adverse Effect; (ii) not dispose of or otherwise release, and shall cause each Subsidiary not to dispose of or otherwise release, any oil, oil and gas waste, hazardous substance, or solid waste on, under, about or from any of the Borrower’s or its Subsidiaries’ Properties or any other Property to the extent caused by the Borrower’s or any of its Subsidiaries’ operations except in compliance with applicable Environmental Laws, the disposal or release of which could reasonably be expected to have a Material Adverse Effect; (iii) timely obtain or file, and shall cause each Subsidiary to timely obtain or file, all notices, permits, licenses, exemptions, approvals, registrations or other authorizations, if any, required under applicable Environmental Laws to be obtained or filed in connection with the operation or use of the Borrower’s, any other Obligors’, or their respective Subsidiaries’ Properties, which failure to obtain or file could reasonably be expected to have a Material Adverse Effect; (iv) promptly commence and diligently prosecute to completion, and shall cause each Subsidiary to promptly commence and diligently prosecute to completion, any assessment, evaluation, investigation, monitoring, containment, cleanup, removal, repair, restoration, remediation or other remedial obligations (collectively, the “Remedial Work”) in the event any Remedial Work is required or reasonably necessary under applicable Environmental Laws because of or in connection with the actual or suspected past, present or future disposal or other release of any oil, oil and gas waste, hazardous substance or solid waste on, under, about or from any of the Borrower’s, any other Obligors’, or their respective Subsidiaries’ Properties, which failure to commence and diligently prosecute to completion could reasonably be expected to have a Material Adverse Effect; and (v) establish and implement, and shall cause each Subsidiary to establish and implement, such reasonable policies of environmental audit and compliance as may be reasonably necessary to continuously determine and assure that the Borrower’s, any other Obligors’, or their respective Subsidiaries’ obligations under this Section 8.09(a) are timely and fully satisfied, which failure to establish and implement could reasonably be expected to have a Material Adverse Effect.

(b) Each Obligor will promptly, but in any event within five (5) Business Days thereof, notify the Administrative Agent and the Lenders in writing of any threatened action, investigation or inquiry by any Governmental Authority or any threatened demand or lawsuit by any landowner or other third party against the Borrower, any other Obligor or their respective Subsidiaries or their Properties of which the Borrower or any other Obligor has knowledge in connection with any Environmental Laws (excluding routine testing and corrective action) if the Borrower reasonably anticipates that such action will result in liability (whether individually or in the aggregate) in excess of $10,000,000, not fully covered by insurance, subject to normal deductibles.

(c) The Obligors will, and will cause each Subsidiary to, provide such environmental audits, studies and tests as may be reasonably requested by the Administrative Agent and the Lenders and no more than once per year in the absence of any Event of Default (or as otherwise reasonably required to be obtained by the Administrative Agent or the Lenders by any Governmental Authority), in connection with any future acquisitions of material Oil and Gas Properties or other material Properties.

CREDIT AGREEMENT

Section 8.10 Further Assurances.

(a) The Borrower and each other Obligor at its sole expense will, and will cause each of its Subsidiaries to, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent to comply with, cure any defects (in regards to errors and mistakes), or accomplish the conditions precedent, covenants and agreements of the Obligors or their respective Subsidiaries, as the case may be, in the Loan Documents, including the Notes, or to further evidence and more fully describe the collateral intended as security for the Obligations, or to correct any mistakes in this Agreement or the Security Instruments or to perfect, protect or preserve any Liens created pursuant to this Agreement or any of the Security Instruments or the priority thereof, or to make any recordings, file any notices or obtain any consents, all as may be reasonably necessary or appropriate in connection therewith.

(b) The Borrower and each other Obligor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, including without limitation, copies of the order of the Bankruptcy Court or abstracts thereof confirming the Plan of Reorganization authorizing the continuation of the Prepetition Mortgages, relative to all or any part of the Mortgaged Property without the signature of the Borrower or any other Obligor where permitted by law. A carbon, photographic or other reproduction of the Security Instruments or any financing statement covering the Mortgaged Property or any part thereof shall be sufficient as a financing statement where permitted by law. The Administrative Agent will promptly send the Borrower any financing or continuation statements it files without the signature of the Borrower or any other Obligor and the Administrative Agent will promptly send the Borrower the filing or recordation information with respect thereto.

(c) Neither the Borrower nor any other Obligor will, nor will it permit any Subsidiary to, grant a Lien on any Property to secure Funded Debt without (i) except as otherwise expressly permitted by Section 9.03, the written consent of the Majority Lenders, (ii) an intercreditor and subordination agreement reasonably satisfactory to the Administrative Agent, and (iii) to the extent such consent is granted, but a Lien has not already been granted to the Administrative Agent, cause such Subsidiary to grant to the Administrative Agent to secure the Obligations a first-priority, perfected Lien on the same Property pursuant to Security Instruments in form and substance reasonably satisfactory to the Administrative Agent (subject only to Liens permitted under Section 9.03(c), to the extent the Liens on such Property securing the Obligations have priority over the Liens securing the Funded Debt). In connection therewith, the Borrower and the other Obligors shall, or shall cause their respective Subsidiaries to, execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent.

Section 8.11 Reserve Reports.

(a) On or before March 1st and September 1st of each year, commencing September 1, 2017, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report as of the immediately preceding December 31 or June 30, as applicable. The Reserve Report as of December 31 of each year shall be prepared by one or more non-Affiliate

CREDIT AGREEMENT

third party petroleum engineers reasonably acceptable to the Administrative Agent and the June 30 Reserve Report of each year shall be prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate in all material respects and shall have been prepared, except as otherwise specified therein, in accordance with the procedures used in the immediately preceding December 31 Reserve Report.

(b) In the event of an Interim Redetermination, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate in all material respects and to have been prepared, except as otherwise specified therein, in accordance with the procedures used in the immediately preceding December 31 Reserve Report. For any Interim Redetermination requested by the Administrative Agent or the Borrower pursuant to Section 2.07(b), the Borrower shall provide such Reserve Report with an “as of” date as required by the Administrative Agent as soon as possible, but in any event no later than thirty (30) days following the receipt of such request.

(c) With the delivery of each Reserve Report, the Borrower shall provide to the Administrative Agent and the Lenders a certificate from a Responsible Officer, in substantially the form of Exhibit G hereto (the “Reserve Report Certificate”), certifying that in all material respects: (i) the information provided by the Borrower in connection with the preparation of such Reserve Report and any other information delivered in connection therewith by the Borrower is true and correct, and any projections based upon such information have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable, subject to uncertainties inherent in all projections, (ii) the Borrower or its Subsidiaries owns good and defensible title to the Oil and Gas Properties of the Obligors or their respective Subsidiaries evaluated in such Reserve Report and such Properties are free of all Liens except for Liens permitted by Section 9.03, (iii) except as set forth on an exhibit to the certificate, on a net basis there are no gas imbalances, take or pay or other prepayments in excess of the volume specified in Section 7.18 with respect to the Oil and Gas Properties of the Obligors or their respective Subsidiaries evaluated in such Reserve Report that would require the Obligors or their respective Subsidiaries to deliver Hydrocarbons either generally or produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor, (iv) none of the Oil and Gas Properties of the Borrower or its Subsidiaries evaluated in the immediately preceding Reserve Report have been sold since the date of the last Borrowing Base redetermination except as set forth on an exhibit to the certificate, which certificate shall list all of the Oil and Gas Properties of the Obligors or their respective Subsidiaries sold and in such detail as reasonably required by the Administrative Agent, (v) attached to the certificate is a list of all marketing agreements entered into subsequent to the later of the date hereof or the most recently delivered Reserve Report that the Borrower could reasonably be expected to have been obligated to list on Schedule 7.19 had such agreement been in effect on the date hereof and (vi) attached thereto is a schedule of the Oil and Gas Properties evaluated by such Reserve Report that are Mortgaged Properties and demonstrating the percentage of the total value of the Oil and Gas Properties evaluated by such Reserve Report that such Mortgaged Properties represent compliance with Section 8.13(a).

CREDIT AGREEMENT

Section 8.12 Title Information.

(a) On or before the delivery to the Administrative Agent and the Lenders of each Reserve Report required by Section 8.11, to the extent requested by the Administrative Agent, the Borrower will deliver title information in form and substance reasonably acceptable to the Administrative Agent covering enough of the Oil and Gas Properties of the Obligors or their respective Subsidiaries evaluated by such Reserve Report that were not included in the immediately preceding Reserve Report, so that the Administrative Agent shall have received together with title information previously delivered to the Administrative Agent, reasonably satisfactory title information on such portion of Oil and Gas Properties of the Obligors or their respective Subsidiaries evaluated by such Reserve Report, not to exceed eighty-five percent (85%) of the total value thereof, as may be reasonably requested by the Administrative Agent.

(b) If the Borrower has provided title information for additional Properties under Section 8.12(a), the Borrower shall, within 60 days of notice from the Administrative Agent that title defects or exceptions exist with respect to such additional Properties, either (i) cure any such title defects or exceptions (including defects or exceptions as to priority) which are not permitted by Section 9.03, (ii) substitute acceptable Mortgaged Properties with no title defects or exceptions (other than Liens which are permitted by Section 9.03) having an equivalent value or (iii) deliver title information in form and substance reasonably acceptable to the Administrative Agent so that the Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, reasonably satisfactory title information on such portion of Oil and Gas Properties of the Obligors or their respective Subsidiaries evaluated by such Reserve Report, not to exceed eighty-five percent (85%) of the total value thereof, as may be reasonably requested by the Administrative Agent.

(c) If the Borrower is unable to cure any title defect requested by the Administrative Agent or the Lenders to be cured within the 60-day period or the Borrower does not comply with the requirements to provide acceptable title information as required by Section 8.12(a) and Section 8.12(b), such default shall not be a Default, but instead the Administrative Agent and/or the Majority Lenders shall have the right to exercise the following remedy in their sole discretion from time to time, and any failure to so exercise this remedy at any time shall not be a waiver as to future exercise of the remedy by the Administrative Agent or the Lenders. To the extent that the Administrative Agent or the Majority Lenders are not reasonably satisfied with title to any Mortgaged Property after the 60-day period has elapsed, such unacceptable Mortgaged Property shall not count towards the requirements of Section 8.12(a) and Section 8.12(b), and the Administrative Agent may send a notice to the Borrower and the Lenders that the then outstanding Borrowing Base and Conforming Borrowing Base shall be reduced by an amount as determined by the Majority Lenders to cause the Borrower to be in compliance with the requirement to provide acceptable title information pursuant to Section 8.12(a) and Section 8.12(b) (and, during the Non-Conforming Period, the Non-Conforming Borrowing Base shall be adjusted accordingly). Such new Borrowing Base, Conforming Borrowing Base and, during the Non-Conforming Period, Non-Conforming Borrowing Base shall become effective immediately after receipt of such notice.

CREDIT AGREEMENT

Section 8.13 Additional Collateral; Additional Guarantors.

(a) In connection with each redetermination of the Borrowing Base pursuant to Sections 2.07(b)(i) and Section 2.07(b)(iii), the Borrower shall review the Reserve Report and the list of current Mortgaged Properties (as described in Section 8.11(c)(vi)) to ascertain whether the Mortgaged Properties represent at least 95% of the total value of the Proved Reserves of the Oil and Gas Properties of the Obligors or their respective Subsidiaries evaluated in the most recently completed Reserve Report, after giving effect to exploration and production activities, acquisitions, dispositions and production. In the event that the Mortgaged Properties represent less than ninety-five percent (95%) of the total value of the Proved Reserves of the Oil and Gas Properties of the Obligors or their respective Subsidiaries evaluated in the most recently completed Reserve Report delivered to the Administrative Agent, then the Borrower shall, and shall cause each other Obligor to, grant, within sixty (60) days of the delivery of the certificate contemplated by Section 8.11(c), to the Administrative Agent or its designee as security for the Obligations a first-priority Lien interest (subject to Liens permitted by Section 9.03 which may attach to Mortgaged Property) on additional Oil and Gas Properties of the Obligors or their respective Subsidiaries not already subject to a Lien of the Security Instruments such that after giving effect thereto, the value of the Mortgaged Properties is equal to or greater than ninety-five percent (95%) of the total value of the Proved Reserves of the Oil and Gas Properties of the Obligors or their respective Subsidiaries evaluated in such Reserve Report. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, Security Agreement, Pledge Agreement and financing statements or other Security Instruments, all in form and substance reasonably satisfactory to the Administrative Agent or its designee and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes. If any Mortgaged Property includes a structure with two or more walls that is located in a special flood hazard zone, the Obligors shall deliver evidence that the flood insurance requirements have been satisfied to the Administrative Agent contemporaneously with delivery of the Security Instruments, and the Administrative Agent shall be satisfied that flood insurance requirements have been satisfied. In order to comply with the foregoing, if any Subsidiary places a Lien on its Oil and Gas Properties and such Subsidiary is not a Guarantor, then it shall become a Guarantor and comply with Section 8.13(b).

(b) The Borrower shall promptly cause each Subsidiary to become a Subsidiary Guarantor and guarantee the Obligations pursuant to the Guaranty Agreement. In connection with any such guaranty, the Borrower shall, or shall cause such Subsidiary to, (A) execute and deliver a joinder and supplement to the Guaranty Agreement, Security Agreement and Pledge Agreement executed by such Subsidiary, (B) pledge all of the Equity Interests of such Subsidiary (including, without limitation, delivery of original stock certificates evidencing the Equity Interests of such Subsidiary, together with an appropriate undated stock powers for each certificate duly executed in blank by the registered owner thereof) and (C) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent or its designee.

Section 8.14 ERISA Compliance. The Borrower will promptly furnish, and will cause its Subsidiaries and any ERISA Affiliate to promptly furnish, to the Administrative Agent (a) immediately upon becoming aware of the occurrence of any ERISA Event, a written notice signed by the President or the principal Financial Officer of the Borrower, its Subsidiaries or the ERISA Affiliate, as the case may be, specifying the nature thereof, what action the Borrower, its Subsidiaries or the ERISA Affiliate is taking or proposes to take with respect thereto, and, if then known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, and (b) immediately upon receipt thereof, copies of any notice of the PBGC’s intention to terminate or to have a trustee appointed to administer any Plan.

CREDIT AGREEMENT

Section 8.15 Marketing Activities. With respect to marketing activities for Hydrocarbons, the Borrower and its Subsidiaries will only enter into: (a) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from their proved Oil and Gas Properties during the period of such contract, (b) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from proved Oil and Gas Properties of third parties during the period of such contract associated with the Oil and Gas Properties of the Obligors or their respective Subsidiaries that the Borrower or one of its Subsidiaries has the right to market pursuant to joint operating agreements, unitization agreements or other similar contracts that are usual and customary in the oil and gas business and (c) other contracts for the purchase and/or sale of Hydrocarbons of third parties (i) which have generally offsetting provisions (i.e., corresponding pricing mechanics, delivery dates and points and volumes) such that no “position” is taken and (ii) for which appropriate credit support has been taken to alleviate the material credit risks of the counterparty thereto.

Section 8.16 Swap Agreements. Not later than one-hundred twenty (120) days after the Effective Date (or such later date as agreed to in writing by the Majority Lenders), the Borrower shall, itself or together with one or more of its Subsidiaries, enter into one or more Swap Agreements in respect of commodities with one or more Approved Counterparties that are Lenders or Affiliates of Lenders, and the notional volumes of which shall be not less than the following, for each of crude oil and natural gas, calculated separately: (a) for each month during calendar year 2017, 220,000,000 cubic feet per day for natural gas and 11,200 barrels per day for oil, (b) for each month during calendar year 2018, 131,000,000 cubic feet per day for natural gas and 6,500 barrels per day for oil and (c) for each month during calendar year 2019, 90,000,000 cubic feet per day for natural gas and 4,400 barrels per day for oil. For the avoidance of doubt, the foregoing covenant shall be a one-time covenant and shall not be an ongoing requirement of the business; provided, however, that the Swap Agreements entered into shall be maintained for the three year period specified subject to roll-off and termination of such Swap Agreements in connection with dispositions of Oil and Gas Properties (as long as the minimum percentages set forth above are maintained after giving pro forma effect to such dispositions).

Section 8.17 [Reserved].

Section 8.18 [Reserved].

Section 8.19 Deposit and Securities Accounts. The Borrower and the other Obligors shall, and shall cause their respective Subsidiaries to, maintain all of their deposit and securities accounts (other than Excluded Accounts) with the Administrative Agent or with an institution that has entered into a control agreement with the Administrative Agent and the Borrower, other Obligor or their respective Subsidiaries, as applicable, in form and substance satisfactory to the Administrative Agent, granting control of such account to the Administrative Agent. The Borrower shall, and shall cause its Subsidiaries to, (a) provide the Administrative Agent with written notice upon establishing any deposit or securities account and, shall amend and deliver to Administrative Agent Schedule 7.25 to reflect the same, and (b) take all actions necessary to establish the Administrative Agent’s control of each such account (other than Excluded

CREDIT AGREEMENT

Accounts). The Obligors and their respective Subsidiaries shall be the only account holders of each deposit or securities account and shall not allow any other Person (other than the Administrative Agent) to have control over any deposit or securities account or any Property deposited therein. When all of the General Unsecured Claims have been paid or settled, the General Unsecured Claims Account shall be either closed and any remaining proceeds deposited in a Controlled Proceeds Account, or the General Unsecured Claims Account shall cease to be an Excluded Account and become a Controlled Proceeds Account. When all of the professional fees have been paid in accordance with the Plan of Reorganization, the Professional Fee Escrow Account shall be either closed and any remaining proceeds deposited in a Controlled Proceeds Account, or the Professional Fee Escrow Account shall cease to be an Excluded Account and become a Controlled Proceeds Account.

ARTICLE IX

Negative Covenants

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents have been paid in full (other than indemnities and other contingent obligations not then due and payable and as to which no claim has been made as of the time of determination) and all Letters of Credit shall have expired, terminated or have been cash collateralized (or as to which other arrangements satisfactory to the Administrative Agent and the Issuing Bank shall have been made) and all LC Disbursements shall have been reimbursed, each of the Obligors covenants and agrees with the Lenders that, and covenants and agrees to cause their respective Subsidiaries that:

Section 9.01 Financial Covenants.

(a) Reserve Coverage Ratio. The Obligors will not permit, as of each Scheduled Redetermination Date commencing with the First Scheduled Redetermination Date, and each Property Sale Redetermination Date, the Reserve Coverage Ratio for the Parent Guarantor and its Consolidated Subsidiaries to be less than 1.10 to 1.00.

(b) Maximum Leverage Ratio. Beginning with fiscal quarter ending March 31, 2018, the Obligors will not permit the Leverage Ratio as at the last date of any fiscal quarter for the trailing twelve month period then ended to exceed:

Period	Leverage Ratio
March 31, 2018 - December 31, 2018	6.75x
March 31, 2019 - March 31, 2020	6.5x
June 30, 2020 - thereafter	4.5x

CREDIT AGREEMENT

Section 9.02 Debt. Neither the Borrower nor other Obligor nor any of their respective Subsidiaries will incur, create, assume or suffer to exist any Debt, except:

(a) the Loans, other Obligations and any guaranty of or suretyship arrangement in respect thereof.

(b) intercompany Debt between or among (i) the Borrower and any Subsidiary Guarantor, (ii) any Subsidiary that is not a Guarantor and any other Subsidiary that is not a Guarantor or (iii) Borrower or any Subsidiary Guarantor to any Subsidiary that is not a Guarantor to the extent permitted by Section 9.05(g); provided that such Debt is not held, assigned, transferred, negotiated or pledged to any Person other than the Administrative Agent for the benefit of the Lenders, the Borrower or a Subsidiary Guarantor, and, provided further, that any such Debt for borrowed money (including without limitation intercompany receivables or other obligations) owed by either the Borrower or any Obligor shall be subordinated to the Obligations on the terms set forth in the Guaranty Agreement and the Security Instruments.

(c) endorsements of negotiable instruments for collection in the ordinary course of business.

(d) Debt (i) associated with bonds or surety obligations required by Governmental Requirements in connection with the operation of the Oil and Gas Properties in the ordinary course of business and (ii) comprised of guarantees of obligations of Subsidiaries under marketing agreements entered into in the ordinary course of business.

(e) Debt under Capital Leases and Debt incurred to finance the purchase, construction or improvement of such capital assets (excluding real property interests) secured by Liens permitted by Section 9.03(c) in an aggregate principal amount not to exceed $25,000,000.

(f) only after the Non-Conforming Period Termination Date, Funded Debt and any guarantees thereof incurred after the Effective Date, provided that (i) at the time such Debt is incurred (A) no Default or Event of Default has occurred and is then continuing and (B) no Default or Event of Default would result from the incurrence of such Debt after giving effect to the incurrence thereof (and any concurrent repayment of Debt with the proceeds of such incurrence), (ii) the Term Loans shall have been indefeasibly paid in full, (iii) such Debt is unsecured, is on terms and conditions that are not more restrictive taken as a whole than those in the Loan Documents and does not contain financial covenants that are more restrictive than those contained in this Agreement unless this Agreement has been amended to contain such more restrictive financial covenants, (iv) immediately after the incurrence of such Debt, the Borrowing Base and the Conforming Borrowing Base shall be adjusted in accordance with Section 2.07(e) and prepayment shall be made to the extent required by Section 3.04(c)(iii), (v) such Debt does not have any scheduled amortization prior to the date that is 180 days after the Maturity Date, (vi) such Debt does not mature sooner than the date that is 180 days after the Maturity Date, (vii) the economic terms of such Debt and any guarantee thereof are on market terms for issuers of similar size and credit quality given the then prevailing market conditions, and (viii) such Debt does not have any mandatory prepayment or redemption provisions which would require a mandatory prepayment or redemption in priority to the Obligations.

CREDIT AGREEMENT

(g) [Reserved].

(h) Debt in the form of guaranties by the Obligors of Debt of (i) the Borrower or any Subsidiary Guarantor permitted under this Section 9.02 and (ii) other Persons to the extent an Investment would be permitted in such Person under Section 9.05(g) or Section 9.05(m).

(i) other Debt in an aggregate principal amount not to exceed $20,000,000 at any one time outstanding.

(j) Debt of the Borrower or any Obligor existing on the date hereof that is reflected in Schedule 9.02 and any Permitted Refinancing Debt in respect thereof.

Section 9.03 Liens. Neither the Obligors nor any of their Subsidiaries will create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

(a) Liens securing the payment of any Obligations.

(b) Excepted Liens.

(c) Liens in connection with Capital Leases and Liens encumbering assets securing Debt incurred to finance the purchase, construction or improvement of such assets (and any refinancings thereof which do not increase the principal amount thereof); provided that (i) the principal amount of the Debt secured by a purchased asset shall not exceed one hundred percent (100%) of the purchase price of such asset, (ii) such Liens shall not extend to or encumber any other asset of the Obligors or their respective Subsidiaries other than the agreement and proceeds and individual financings may be cross-collateralized with other asset specific acquisition/construction financings provided by such Person or its Affiliates, and (iii) such Liens shall attach to such purchased, constructed or improved asset within 180 days after such acquisition or the completion of such construction or improvement (or substantially contemporaneously with refinancings of such Debt which do not increase the principal amount thereof).

(d) Liens on Property (other than Proved Reserve Oil and Gas Properties) not otherwise permitted by any other clause of this Section 9.03; provided that the aggregate principal or face amount of all Debt secured under this Section 9.03(d) shall not exceed $5,000,000 at any time.

(e) [Reserved].

(f) Extensions, renewals or replacements of any of the Liens permitted under this Section 9.03 so long as (i) the principal amount of the Debt or obligation secured thereby is no greater than the principal amount of such Debt or obligation at the time such Lien was permitted hereunder except for increases in an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such extension, renewal, refinancing, or replacement and in an amount equal to any existing commitments unutilized thereunder, (ii) any such extension, renewal or replacement Lien is limited to the property originally encumbered thereby, and (iii) any renewal or extension of the Debt or obligations secured or benefited thereby is permitted by Section 9.02.

CREDIT AGREEMENT

Section 9.04 Dividends, Distributions and Redemptions.

(a) Restricted Payments. The Obligors will not, and will not permit any of their Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to any of its stockholders on account of its Equity Interests or make any distribution of its Property to its respective Equity Interest holders on account of its Equity Interests, except

(i) the Holdings and Parent may declare and pay dividends or distributions with respect to its Equity Interests payable solely in additional shares of its Equity Interests (other than Disqualified Capital Stock);

(ii) Subsidiaries may declare and pay dividends or distributions ratably with respect to their Equity Interests to its direct parent that is a Borrower or a Guarantor other than Parent or Holdings;

(iii) the Borrower may declare and pay dividends or distributions to Parent, and Parent may declare and pay dividends or distributions to Holdings, to permit each Parent Guarantor to pay, or the Borrower may pay on behalf of Parent or Holdings, as applicable, (A) Taxes then due and owing by Parent or Holdings, and (B) reasonable compensation and expenses of directors and officers of each Parent Guarantor incurred in the ordinary course of business consistent with industry practice;

(iv) for so long as Parent is treated as a partnership for U.S. federal income tax purposes, the Borrower may declare and pay dividends or distributions to Parent in an amount equal to Permitted Tax Distributions, and Parent may make Permitted Tax Distributions;

(v) so long as no Default or Event of Default has occurred and is continuing, the Borrower or any Subsidiary may, in good faith, pay (or make Restricted Payments to allow any direct or indirect parent that is an Obligor thereof to pay or make Restricted Payments) for the repurchase, retirement or other acquisition or retirement for value of Equity Interests of it or any direct or indirect parent thereof held by any employee, director, manager or officer, upon the death, disability or termination of employment of such employee, director, manager or officer (or any spouses, former spouses, other immediate family members, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) of the Borrower (or any direct or indirect parent of the Borrower) or any of its Subsidiaries; provided that (A) such payments do not to exceed $25,000,000 in any calendar year and $100,000,000 in the aggregate, (B) cancellation of Debt owing to the Borrower (or any direct or indirect parent thereof) or any of its Subsidiaries from members of management of the Borrower, any of the Borrower’s direct or indirect parent companies or any of the Borrower’s Subsidiaries in connection with a repurchase of Equity Interests of any of the Borrower’s direct or indirect parent companies will not be deemed to constitute a Restricted Payment for purposes of this covenant or any other provision of this Agreement and (C) on a pro forma basis after giving effect to payments hereunder, the amount available for borrowing under the Borrowing Base shall not be less than twenty percent (20%) of the Borrowing Base then in effect;

CREDIT AGREEMENT

(vi) only after the Non-Conforming Period Termination Date and the Term Loan has been indefeasibly paid in full, and so long as (A) no Borrowing Base Deficiency, Default or Event of Default has occurred and is continuing or would result therefrom, (B) on a pro forma basis after giving effect thereto, the Leverage Ratio shall be less than 2.50 to 1.00 and (C) on a pro forma basis after giving effect thereto, the amount available for borrowing under the Borrowing Base shall not be less than twenty percent (20%) of the Borrowing Base then in effect, the Borrower may declare and pay dividends or distributions to Parent and each Parent Guarantor may declare and pay dividends or distributions ratably with respect to its Equity Interests; and

(vii) so long as (A) no Default or Event of Default has occurred and is continuing or would result therefrom and (B) Holdings’ common stock is not listed for trading on a national exchange at the time of vesting and/or settlement of an Award (as such term in defined in Holdings’ Incentive Plan), then Holdings may withhold the number of shares of common stock otherwise deliverable pursuant to the Award with a fair market value equal to the total income and employment taxes imposed as a result of the vesting and/or settlement of the Award and may make such tax payment (or may make a payment in the amount of such tax payment to the holder of the Award).

(b) Redemption or Repayment of Funded Debt. The Obligors will not, and will not permit any Subsidiary to:

(i) call, make or offer to make any optional Redemption of or otherwise optionally Redeem whether in whole or in part or repay any Funded Debt issued under Section 9.02(f), except with the proceeds of a Permitted Refinancing Debt; or

(ii) amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of any notes evidencing, or any indenture, agreement, instrument, certificate or other document relating to, any Funded Debt incurred under Section 9.02(f) if:

(A)	the effect of such amendment, modification or waiver is to shorten the final maturity to a date that is earlier than the date that is 91 days after the Maturity Date, or increase the amount of any payment of principal thereof or increase the rate or shorten any period for payment of interest thereon or modify the method of calculating the interest rate,

(B)	such action adds, amends, changes or otherwise modifies covenants, events of default or other agreements to the extent such covenants, events of default or other agreements are more restrictive taken as a whole or financial covenants are more restrictive than those contained in this Agreement unless this Agreement has been amended to contain such more restrictive financial covenants, or

(C)	such action creates a security interest or adds collateral in favor of the holder.

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Section 9.05 Investments, Loans and Advances. Neither the Obligors nor any of their Subsidiaries will make or permit to remain outstanding any Investments in or to any Person, except that the foregoing restriction shall not apply to:

(a) Investments set forth on Schedule 9.05.

(b) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss.

(c) Cash Equivalents;

(d) Investments (i) the consideration of which consists solely of common Equity Interests of Holdings, or warrants options or other rights to purchase or acquire common Equity Interests of Holdings or (ii) made with the Net Cash Proceeds of an offering of common Equity Interests of Holdings, in each case, to the extent not constituting a Change in Control (provided that solely for purposes of this Section 9.05(d), permitted holders shall not hold less than a majority interest of Holdings after giving effect to such transaction) and otherwise permitted by Section 9.05(g).

(e) [Reserved].

(f) [Reserved].

(g) Investments (i) directly or indirectly by the Parent or Holdings in the Borrower or any Guarantor; (ii) made by the Borrower in or to any other Subsidiary Guarantor, (iii) made by any Subsidiary that is a Guarantor in or to any other Subsidiary that is a Guarantor, (iv) made by any Subsidiary that is not a Guarantor to any other Subsidiary that is not a Guarantor; and (v) made by the Borrower or any Guarantor in or to all other Subsidiaries which are not Guarantors which do not at any time exceed $5,000,000.

(h) Investments in general or limited partnerships or other types of entities (each a “venture”) entered into by the Obligors or their respective Subsidiaries with others in the ordinary course of business; provided that (i) any such venture is engaged exclusively in oil and gas exploration, development, production, processing and related activities, including transportation, treatment and storage (ii) the interest in such venture is on fair and reasonable terms and (iii) such venture interests acquired and capital contributions made (valued as of the date such interest was acquired or the contribution made) do not exceed, in the aggregate at any time outstanding an amount equal to $15,000,000.

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(i) Consideration (other than cash consideration) received pursuant to a Sale permitted under Section 9.11, to the extent such consideration is permitted pursuant to Section 9.11.

(j) Loans or advances to employees, officers or directors in the ordinary course of business of the Obligors or their respective Subsidiaries, in each case only as permitted by applicable law, including Section 402 of the Sarbanes Oxley Act of 2002, but in any event not to exceed $2,500,000 in the aggregate at any time.

(k) Investments in stock, obligations or securities received in settlement of debts arising from Investments permitted under this Section 9.05 owing to the Obligors or their respective Subsidiaries as a result of a bankruptcy or other insolvency proceeding of the obligor in respect of such debts or upon the enforcement of any Lien in favor of the Obligors or their respective Subsidiaries, provided that the Borrower shall give the Administrative Agent prompt written notice in the event that the aggregate amount of all Investments held at any one time under this Section 9.05(k) exceeds $1,000,000.

(l) Investments made in connection with the purchase, lease or other acquisition of tangible assets of any Person, and Investments made in connection with the purchase, lease or other acquisition of all or substantially all of the business of any Person, or all of the Equity Interests of any Person, or any division, line of business or business unit of any Person (including by the merger or consolidation of such Person into the Borrower or any Guarantor); provided that (i) the Borrower promptly complies with the requirements of Section 8.13 in connection with any newly acquired Subsidiary to the extent required thereby and (ii) no Default or Event of Default exists before and after giving effect to such Investment.

(m) Investments permitted by Section 9.10.

(n) Other Investments not to exceed, in the aggregate at any time outstanding an amount equal to $15,000,000.

(o) Any guarantee permitted under Section 9.02.

Section 9.06 Nature of Business. Neither the Borrower nor any other Obligor nor any of their respective Subsidiaries will allow any material change to be made in the character of its business as an independent oil and gas exploration and production company and activities reasonably incidental or related thereto. The Borrower and Obligors will not, and will not permit any of their respective Subsidiaries to, operate its business outside the geographical boundaries of the United States.

Section 9.07 Proceeds of Loans. The Borrower will not permit the proceeds of the Loans and Letters of Credit to be used for any purpose other than those permitted by Section 7.21. None of the Parent Guarantor, the Borrower, their respective Subsidiaries or any Person acting on behalf of the Parent Guarantor, the Borrower or their respective Subsidiaries has taken or will take any action which would cause any of the Loan Documents to violate Regulations T, U or X or any other regulation of the Board or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. If requested by the Administrative Agent, the Borrower will furnish

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to the Administrative Agent a statement to the foregoing effect in conformity with the requirements of FR Form U-1 or such other form referred to in Regulation U, Regulation T or Regulation X of the Board, as the case may be. The Borrower will not request any Borrowing or Letter of Credit, and the proceeds of any Borrowing or Letter of Credit shall not, directly or indirectly, be used, or lent, contributed or otherwise made available to any Subsidiary, other Affiliate, joint venture partner or other Person, (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or AML Laws, (B) for the purpose of funding, financing or facilitating any activity, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country (including, but not limited to, transshipment or transit through a Sanctioned Country), or involving any goods originating in or with a Sanctioned Person or Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions by any Person (including any Person participating in the transactions contemplated hereunder, whether as underwriter, advisor, lender, issuing bank, investor or otherwise).

Section 9.08 ERISA Compliance. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Obligors or their respective Subsidiaries will not at any time:

(a) terminate, or permit any ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could result in any liability of the Borrower, any of its Subsidiaries or any ERISA Affiliate to the PBGC.

(b) contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan.

(c) acquire, or permit any ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to the Obligors or their respective Subsidiaries or with respect to any ERISA Affiliate of the Obligors or their respective Subsidiaries if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, (i) any Multiemployer Plan, or (ii) any other plan that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities.

(d) engage in, or permit any ERISA Affiliate to engage in, any transaction in connection with which the Borrower, a Subsidiary or any ERISA Affiliate could be subject to either a civil penalty assessed pursuant to subsections (c), (i), (l) or (m) of Section 502 of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code.

(e) fail to make, or permit any ERISA Affiliate to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, the Borrower, a Subsidiary or any ERISA Affiliate is required to pay as contributions thereto.

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(f) permit to exist, or allow any ERISA Affiliate to permit to exist, any waived funding deficiency within the meaning of Section 302 of ERISA or Section 412 of the Code with respect to any Plan.

(g) permit, or allow any ERISA Affiliate to permit, the actuarial present value of the benefit liabilities under any Plan that is subject to Title IV of ERISA to exceed the current value of the assets (computed on a plant termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term “actuarial present value of the benefit liabilities” shall have the meaning specified in Section 4041 of ERISA.

(h) contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to assume an obligation to contribute to, a Multiemployer Plan.

(i) incur, or permit any ERISA Affiliate to incur, a liability to or on account of a Plan under Sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA.

(j) contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in Section 3(1) of ERISA, including any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities in their sole discretion at any time without any material liability.

(k) permit any Plan to (i) fail to satisfy the minimum funding standard applicable to the Plan for any plan year pursuant to Section 412 of the Code or Section 302 of ERISA (determined without regard to Section 412(c) of the Code or Section 302(c) of ERISA), (ii) be in at-risk status (within the meaning of Section 430 of the Code or Section 303 of ERISA) for a plan year, or (iii) fail to satisfy the requirements of Section 436 of the Code or Section 206(g) of ERISA.

Section 9.09 Sale or Discount of Receivables. Except for receivables obtained by the Obligors or their respective Subsidiaries out of the ordinary course of business or the settlement of joint interest billing accounts in the ordinary course of business or discounts granted to settle collection of accounts receivable or the sale of defaulted accounts arising in the ordinary course of business in connection with the compromise or collection thereof and not in connection with any financing transaction, neither the Borrower nor any of its Subsidiaries will discount or sell (with or without recourse) any of its notes receivable or accounts receivable.

Section 9.10 Mergers, Etc. No Obligor nor any of their Subsidiaries will merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of related transactions) all or substantially all of the Property of the Obligors or their respective Subsidiaries taken as a whole to any other Person (any such transaction, a “consolidation”) or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), terminate or discontinue its business (any such transaction, a “wind-up”); provided that (a) any Subsidiary of the Borrower may participate in a consolidation with the Borrower in a transaction in which the Borrower is the surviving entity or transferee and in which the Borrower remains a domestic entity, (b) any Subsidiary of the Borrower may participate in a merger or consolidation with any Guarantor in a transaction in which either such Guarantor is the surviving

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entity or transferee or the surviving entity or transferee becomes a Guarantor pursuant to Section 8.13(b), (c) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to a Guarantor, (d) the Obligors or their respective Subsidiaries may engage in Sales permitted by (or not restricted by) Section 9.11, and (e) any Subsidiary may wind-up if the Borrower determines in good faith that such wind-up is in the best interests of the Borrower and is not materially disadvantageous to the Lenders and (x) provides written notice to the Administrative Agent not less than ten (10) days prior to such wind-up, (y) distributes all Property of the entity subject of the wind-up to an Obligor, and (z) complies in all respects with all covenants and agreements in the Loan Documents to provide the Administrative Agent with perfected first priority liens on all Property so distributed.

Section 9.11 Sale of Properties. The Obligors will not, and will not permit any of their Subsidiaries to, sell, assign (other than assignments intended to convey a Lien), farm-out, convey or otherwise transfer (collectively, a “Sale”) any Oil and Gas Property or Equity Interests of any Subsidiary owning Oil and Gas Properties to any Person other than the Borrower or any Guarantor, except the below listed transactions:

(a) the Sale of Hydrocarbons and geological and seismic data in the ordinary course of business;

(b) unless a Default or an Event of Default has occurred and is continuing,

(i) Sale of Properties to the extent permitted by Section 9.10;

(ii) the Sale of equipment that is no longer necessary or useful for the business of the Borrower or such Subsidiary or is replaced by equipment of at least comparable value;

(iii) subject to compliance with Section 2.07(c), Section 2.07(g) and Section 3.04(c), Sales of Properties or any interest therein or the Sale of any Equity Interests of any Subsidiary directly or indirectly owning Oil and Gas Properties not regulated by Section 9.11(a), Section 9.11(b)(i), Section 9.11(b)(ii) or Section 9.11(b)(iii), in each case in a single transaction or series of related transactions with an aggregate fair market value not to exceed $10,000,000 during any 12-month period; provided that if that such Sale involves Oil and Gas Property or Equity Interests in a Subsidiary directly or indirectly owning any Oil and Gas Property having a fair market value equal to or less than $10,000,000, a Responsible Officer of the Borrower shall determine in good faith whether the consideration received in respect of such Sale is equal to or greater than the fair market value of the Property subject of such Sale and, in each case, the Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer certifying to that effect;

(iv) subject to compliance with Section 2.07(c), Section 2.07(g) and Section 3.04(c), the Sale of any Oil and Gas Properties or any interest therein or the Sale of any Equity Interests of any Subsidiary directly or indirectly owning Oil and Gas Properties not regulated by Section 9.11(a), Section 9.11(b)(i), Section 9.11(b)(ii) or Section 9.11(b)(iii), in each case in a single transaction or series of related transactions with an aggregate fair market value in excess of $10,000,000 during any 12-month period; provided (A) the consideration

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received in respect of such Sale shall be any of the following (or a combination thereof): (1) cash (provided the cash shall constitute the greater of (x) at least seventy-five percent (75%) of the consideration and (y) an amount equal to or greater than the Borrowing Base Deficiency and the amount due pursuant to Section 3.04(c) after giving effect to the adjustments required by Section 2.07), (2) the assumption of liabilities otherwise permitted by Section 9.1 not constituting Funded Debt associated with the assets subject of such Sale (provided that the assumption of liabilities shall not exceed 10% of the aggregate consideration for such Sale), (3) other Oil and Gas Properties (provided that such exchange is for Oil and Gas Property located in the United States and qualifies for non-recognition of gain or loss under the provisions of Section 1031 of the Code), and (B) the consideration received in respect of such Sale shall be equal to or greater than the fair market value of the Property subject of such Sale (as determined in good faith by a Financial Officer; provided that if that such Sale involves Oil and Gas Property or Equity Interests in a Subsidiary directly or indirectly owning any Oil and Gas Property having a fair market value in excess of $50,000,000, the board of directors of the Borrower shall reasonably determine whether the consideration received in respect of such Sale is equal to or greater than the fair market value of the Property subject of such Sale and, in each case, the Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer certifying to that effect;

(c) Sales of Properties not otherwise regulated by this Section 9.11 having a fair market value not to exceed $10,000,000 during any 12-month period;

(d) Farm-outs of acreage to which no Proved Reserves are attributable (as determined by reference to the most recently delivered Reserve Report) in which the Borrower or any Subsidiary Guarantor has an interest and assignments in connection with such farm-outs (for purposes of this clause, farm-out means any contract whereby any Oil and Gas Property, or any interest therein, may be earned by one party, by the drilling or committing to drill one or more wells by that party, whether directly or indirectly); provided, however, no such farm-out or assignment shall be permitted under this Section 9.11(d) (x) if the respective Obligor counterparty or counterparties is/are required to make an upfront commitment of cash payments, or (y) without the prior written consent of the Administrative Agent, to the extent any such farm-out or assignment pertains to Oil and Gas Properties with a fair market value in excess of $75 million as determined in good faith by the Borrower;

(e) The Sale by way of an exchange of any Oil and Gas Properties that are exchanges solely of acreage in an aggregate of 10,000 acres or less for other Oil and Gas Properties that are acreage only, in each case in a single transaction or series of related transactions not regulated by Section 9.11(a), Section 9.11(b)(i), Section 9.11(b)(ii), Section 9.11(b)(iii), or Section 9.11(b)(iv); provided that such exchange of acreage is (A) for Oil and Gas Property located in the United States, (B) does not include Proved Reserves, (C) qualifies for non-recognition of gain or loss under the provisions of Section 1031 of the Code, and (D) the consideration comprised of Property or Property and cash received in respect of such Sale by way of exchange shall be equal to or greater than the fair market value of the Property subject of such Sale (as determined in good faith by a Financial Officer; provided, further that if that such Sale by way of exchange involves Oil and Gas Property with Proved Reserves, in addition to the foregoing requirements, such Sale by way of exchange (A) shall be subject to compliance with

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Section 2.07(c), Section 2.07(g) and Section 3.04(c), and (B) the amount available for Borrowing under the Conforming Borrowing Base shall not be less than twenty percent (20%) of the Conforming Borrowing Base then in effect, and the Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer certifying to that effect; provided, further that any Sale by way of exchange solely of acreage in an aggregate in excess of 10,000 acres may be consented to by the Administrative Agent in its sole discretion.

Section 9.12 Environmental Matters. The Obligors will not, and will not permit any Subsidiary to, cause or permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any Remedial Work under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property where such violations or remedial obligations could reasonably be expected to have a Material Adverse Effect.

Section 9.13 Transactions with Affiliates. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate (other than the Guarantors and Wholly-Owned Subsidiaries of the Borrower) unless such transactions are otherwise permitted under this Agreement and are upon terms substantially as favorable to it as it would obtain in a comparable arm’s length transaction with a Person not an Affiliate; provided that the foregoing shall not apply to:

(a) any Restricted Payment permitted by Section 9.04, Debt permitted by Section 9.02, or Investments permitted by Section 9.05;

(b) the payment of reasonable and customary directors’ fees and other benefits to Persons who are not otherwise Affiliates of the Borrower or any Subsidiary;

(c) any employment or severance or other employee compensation, arrangement or plan or any amendment thereto, entered into by the Obligors or their respective Subsidiaries in the ordinary course of business or which is customary in the oil and gas business, and payments, awards, grants or issuances of Equity Interests pursuant thereto;

(d) provision of officers’ and directors’ indemnification and insurance in the ordinary course of business to the extent permitted by law;

(e) legal, accounting, tax advisory, financial advisory, engineering and other professional or advisory services; and

Section 9.14 Negative Pledge Agreements; Dividend Restrictions. Neither the Borrower nor any other Obligor nor any of their respective Subsidiaries will create, incur, assume or suffer to exist any contract, agreement or understanding (other than this Agreement or the Security Instruments) that in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property in favor of the Administrative Agent and the Lenders or restricts any Subsidiary from paying dividends or making distributions to the Borrower or any Guarantor, or which requires the consent of or notice to other Persons in connection therewith;

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provided, however, that the preceding restrictions will not apply to encumbrances or restrictions arising under or by reason of (a) any leases (other than leases of Oil and Gas Properties) or licenses or similar contracts as they affect any Property or Lien subject to such lease or license, (b) any restriction imposed pursuant to any agreement entered into for the Sale of any assets otherwise permitted hereunder prior to the closing of such Sale, (c) customary provisions with respect to the distribution of Property in joint venture agreements, (d) any restriction imposed on the granting, conveying, creation or imposition of any Lien on any Property of the Obligors or their respective Subsidiaries imposed by any contract, agreement or understanding related to the Liens permitted under clause (c), (e) and (f) of Section 9.03 so long as such restriction only applies to the Property permitted under such clauses to be encumbered by such Liens, (e) restrictions imposed by any Governmental Authority or under any Governmental Requirement, (f) [Reserved], (g) restrictions in the instruments creating an Excepted Lien of the type described in clause (g) of the definition thereof, and (h) customary supermajority voting provisions and other customary provisions with respect to the disposition or distribution of assets, each contained in corporate charters, bylaws, stockholders’ agreements, limited liability company agreements, partnership agreements, joint venture agreements and other similar agreements entered into in the ordinary course of business of the Obligors or their respective Subsidiaries.

Section 9.15 Gas Imbalances, Take-or-Pay or Other Prepayments. The Obligors will not, and will not permit any of their respective Subsidiaries to, allow gas imbalances, take-or-pay or other prepayments (excluding firm transportation contracts entered into in the ordinary course of business) with respect to the Oil and Gas Properties of the Obligors or their respective Subsidiaries that would require the Obligor or such Subsidiary to deliver, in the aggregate, two percent (2%) or more of the monthly production of Hydrocarbons at some future time without then or thereafter receiving full payment therefore.

Section 9.16 Swap Agreements.

(a) None of the Obligors or their respective Subsidiaries will enter into (or, in the case of Section 9.16(a)(ii) below, permit to exist) any Swap Agreements with any Person, except:

(i) Swap Agreements in respect of oil and gas commodities (x) with an Approved Counterparty and (y) the notional volumes for which (when aggregated with the notional volumes under all other commodity Swap Agreements then in effect other than swaps covering (A) basis differential or (B) oil spread timing risks, in each case on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed, (I) 80% of the reasonably anticipated projected production (based upon the Borrower’s internal projections) for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, for each calendar month during the period through the remainder of the then current calendar year and for the period of four calendar years thereafter and (II) 70% of the reasonably anticipated projected production (based upon the Borrower’s internal projections) for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, for each calendar month during the period starting with the fifth (5th) calendar year thereafter.

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(ii) Swap Agreements in respect of interest rates with an Approved Counterparty, which effectively convert interest rates from floating to fixed, the notional amounts of which (when aggregated with all other Swap Agreements of the Obligors or their respective Subsidiaries then in effect effectively converting interest rates from floating to fixed) do not exceed at any time (other than during an Exemption Period) 100% of the then outstanding principal amount of the Borrower’s Debt for borrowed money which bears interest at a floating rate.

(iii) Swap Agreements in respect of carbon dioxide emission credits with an Approved Counterparty; provided that the aggregate amount that is owed but unpaid by the Borrower and its Subsidiaries under all such Swap Agreements shall not exceed $10,000,000 in the aggregate at any time.

(b) If, at any time (other than during an Exemption Period), the Borrower determines that the notional amounts of Swap Agreements in respect of interest rates exceed 100% of the then outstanding principal amount of the Borrower’s Debt for borrowed money which bears interest at a floating rate, then the Borrower shall, within thirty (30) days of such determination, terminate, create off-setting positions or otherwise unwind existing Swap Agreements in order to comply with this Section 9.16.

(c) If, at any time during an Exemption Period, the Borrower determines that the notional amounts of Swap Agreements in respect of interest rates exceed 100% of the outstanding principal amount of the Borrower’s Debt for borrowed money which bears interest at a floating rate calculated on a pro forma basis assuming any relevant acquisition subject of such Exemption Period were funded completely with borrowed money which bears interest at a floating rate, then the Borrower shall, within thirty (30) days of such determination, terminate, create off-setting positions or otherwise unwind existing Swap Agreements such that the notional volumes do not exceed 100% of such pro forma principal amount.

(d) Notwithstanding anything to the contrary in this Section 9.16, there shall be no prohibition against the Borrower or any Subsidiary entering into any “put” contracts or commodity price floors with an Approved Counterparty so long as such agreements are entered into for non-speculative purposes and in the ordinary course of business for the purpose of hedging against fluctuations of commodity prices.

Section 9.17 Tax Status. Borrower shall not alter its status as a disregarded entity, Parent shall not alter its status as a partnership or disregarded subsidiary of Holdings and Holdings shall not alter its status as a subchapter C corporation for United States federal income Tax purposes.

Section 9.18 [Reserved].

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Section 9.19 Deposit Accounts; Account Control Agreements; Use of Cash.

(a) Neither the Obligors nor any of their respective Subsidiaries shall establish or maintain any cash or securities deposit account without providing prior written notice to the Administrative Agent and shall not open any new cash or securities deposit account unless and until all actions necessary to establish the Administrative Agent’s control and perfected security interest in each such account that is not an Excluded Deposit Account. One or more of the Borrower and the Subsidiary Guarantors shall be the sole account holders of each deposit account and shall not allow any other Person (other than the Administrative Agent) to have control over a Controlled Proceeds Account or any Property deposited therein.

(b) None of the Obligors or any of their respective Subsidiaries will maintain any securities, Cash Equivalents, cash and all cash proceeds of collateral in any account except in the Controlled Proceeds Accounts, and neither the Borrower nor any other Obligor will transfer funds from such Controlled Proceeds Accounts to any account of the Borrower, any Guarantor, or any Subsidiary or Affiliate of the Borrower or any Guarantor, that is not subject to an Account Control Agreement and a perfected security interest in favor of the Administrative Agent; provided, however, that cash in an amount not exceeding the Excluded Account Cap and otherwise meeting the requirements for Excluded Accounts may be deposited into Excluded Accounts; provided further that each of the cash management system accounts shall be a Controlled Proceeds Account.

Section 9.20 Parent Guarantors. Notwithstanding anything to the contrary contained herein or in any other Loan Document, (a) Parent shall not engage in any operating or business activities or other transaction other than its ownership of the Borrower and shall not directly hold Equity Interests of any Subsidiary except the Borrower; and (b) Holdings shall not engage in any operating or business activities or other transaction other than its ownership of Parent and shall not directly hold Equity Interests of any Subsidiary except Parent; provided that the following shall be permitted activities: (i) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance), (ii) the performance of its obligations with respect to the Loan Documents, (iii) payment of Taxes, (iv) conduct of financial audits as provided hereunder, (v) providing indemnification to officers, managers and directors, (vi) making Restricted Payments to holders of its Equity Interests to the extent permitted by Section 9.04, (vii) the issuance of Debt to the extent permitted by Section 9.02(f), Section 9.02(h) and Section 9.02(i), and (viii) any other activities incidental or reasonably to the foregoing.

Section 9.21 [Reserved].

Section 9.22 Sale and Leaseback Transactions. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any Sale and Leaseback Transactions.

Section 9.23 Organizational Documents. The Borrower will not, and will not permit any of its Subsidiaries to, amend, modify or supplement in any material respect (or vote to enable, or take any other action to permit, such amendment, modification or supplement of) any Organizational Document of the Borrower or such Subsidiaries in any manner adverse to the interests of the Administrative Agent and the Lenders.

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ARTICLE X

Events of Default; Remedies

Section 10.01 Events of Default. One or more of the following events shall constitute an “Event of Default”:

(a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise.

(b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section 10.01(a)) payable under any Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days.

(c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Guarantor in or in connection with any Loan Document or any amendment or modification of any Loan Document or waiver under such Loan Document, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made.

(d) the Borrower or any Guarantor shall fail to observe or perform any covenant, condition or agreement contained in, Section 8.01(k), Section 8.02 Section 8.03 (with respect to the legal existence of the Borrower or any Guarantor), Section 8.13, Section 8.19 or in Article IX.

(e) the Borrower or any Guarantor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 10.01(a) to (d) or (f) to (n)) or any other Loan Document, and such failure shall continue unremedied for a period of 30 days after the earlier to occur of (i) notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender) or (ii) a Responsible Officer of the Obligors or their respective Subsidiaries otherwise becoming aware of such failure.

(f) the Borrower or any Guarantor shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Debt, when and as the same shall become due and payable (after the expiration of any applicable period of grace and/or notice and cure period).

(g) any event or condition occurs (after the expiration of any applicable period of grace and/or notice and cure period) that (i) results in any Material Debts becoming due prior to its scheduled maturity or (ii) that enables or permits the holder or holders of any Material Debt or any trustee or agent on its or their behalf to cause any Material Debt to become due, or to require the Redemption thereof or any offer to Redeem to be made in respect thereof, prior to its scheduled maturity or require the Obligors or their respective Subsidiaries to make an offer in respect thereof.

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(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower, the Parent Guarantor or any Obligor or its or their respective debts, or of a substantial part of its or their respective assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower, the Parent Guarantor or any Obligor or for a substantial part of its or their respective assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered.

(i) the Borrower, the Parent Guarantor or any Obligor shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 10.01(h), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower, the Parent Guarantor or any Obligor or for a substantial part of its or their respective assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; or any member of the Borrower or the Parent Guarantor shall make any request or take any action for the purpose of calling a meeting of the members of the Borrower or the Parent Guarantor, as applicable, to consider a resolution to dissolve and wind-up the Borrower’s or the Parent Guarantor’s affairs.

(j) the Borrower, the Parent Guarantor or any Obligor shall become unable, admit in writing its inability or fail generally to pay its debts as they become due.

(k) (i) one or more judgments for the payment of money in an aggregate amount in excess of $25,000,000 (to the extent not covered by independent third-party insurance provided by reputable and financially sound insurers as to which the insurer has not issued a notice denying coverage and is not subject to an insolvency proceeding) or (ii) any one or more non-monetary judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, shall be rendered by a court of competent jurisdiction against the Borrower, the Parent Guarantor or any Obligor or any combination thereof and the same shall remain undischarged or unsatisfied for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any material assets of the Borrower, the Parent Guarantor or any Obligor to enforce any such judgment.

(l) the Loan Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms against the Borrower, the Parent Guarantor or any Obligor party thereto or shall be repudiated by them, or cease to create a valid and perfected Lien of the priority required thereby on any material portion of the collateral purported to be covered thereby, except to the extent permitted by the terms of this Agreement, or the Borrower, or any other Obligor shall so state in writing.

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(m) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to have a Material Adverse Effect.

(n) a Change in Control shall occur.

Section 10.02 Remedies.

(a) In the case of an Event of Default other than one described in Section 10.01(h) or Section 10.01(i), at any time thereafter during the continuance of such Event of Default, the Administrative Agent, at the request of the Majority Lenders, shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Notes and the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower and the Guarantors accrued hereunder and under the Notes and the other Loan Documents (including, without limitation, the payment of cash collateral to secure the LC Exposure as provided in Section 2.08(j)), shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor; and in case of an Event of Default described in Section 10.01(h) or Section 10.01(i), the Commitments shall automatically terminate and the Notes and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and the other obligations of the Borrower and the Guarantors accrued hereunder and under the Notes and the other Loan Documents (including, without limitation, the payment of cash collateral to secure the LC Exposure as provided in Section 2.08(j)), shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor.

(b) In the case of the occurrence of an Event of Default, the Administrative Agent and the Lenders will have all other rights and remedies available at law and equity.

(c) Except as provided in Section 4.04, proceeds realized from the liquidation or other disposition of collateral or otherwise received after maturity of the Notes, whether by acceleration or otherwise, shall be applied: first, to reimbursement of expenses and indemnities provided for in this Agreement and the Security Instruments; second, to accrued and unpaid interest on the Loans; third, to that portion of the Obligations constituting fees payable to the Administrative Agent or the Lenders under the Loan Documents; fourth, pro rata (i) to the payment of unpaid principal of the Loans, (ii) to the payment of Obligations referred to in clause (b) of the definition thereof owing to any Secured Hedge Provider and (iii) to serve as cash collateral to be held by the Administrative Agent to secure the LC Exposure; fifth, to any other Obligations; and any excess shall be paid to the Borrower or as otherwise required by any Governmental Requirement. Notwithstanding the foregoing, amounts received from the Borrower or any Guarantor that is not a Qualified ECP Guarantor shall not be applied to satisfy amounts owing by the Borrower or any Subsidiary on any Excluded Swap Obligation.

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(d) Without limiting any other provision of this Article X, after the occurrence of, and during the continuation of, an Event of Default, the Administrative Agent may give instructions directing the disposition of funds or securities credited or deposited into any Controlled Proceeds Account (including without limitation sweeping such proceeds for payment of the Obligations) and/or withhold any withdrawal rights of any Obligor with respect to any or all funds or securities credited to any Controlled Proceeds Account.

Section 10.03 Disposition of Proceeds. The Security Instruments contain an assignment by the Borrower and the Obligors unto and in favor of the Administrative Agent for the benefit of the Lenders of all of the Borrower’s and each Obligor’s interest in and to production and all proceeds attributable thereto which may be produced from or allocated to the Mortgaged Property. The Security Instruments further provide in general for the application of such proceeds to the satisfaction of the Obligations and other obligations described therein and secured thereby. Notwithstanding the assignment contained in such Security Instruments, except after the occurrence and during the continuance of an Event of Default, (a) the Administrative Agent and the Lenders agree that they will neither notify the purchaser or purchasers of such production nor take any other action to cause such proceeds to be remitted to the Administrative Agent or the Lenders, but the Lenders will instead permit such proceeds to be paid to the Borrower or its Subsidiaries, as applicable and (b) the Lenders hereby authorize the Administrative Agent to take such actions as may be necessary to cause such proceeds to be paid to the Borrower or its Subsidiaries, as applicable.

Section 10.04 Credit Bidding. Each of the Borrower and the other Obligors, and the Lenders hereby irrevocably authorize (and by entering into a Swap Agreement, each Approved Counterparty shall be deemed to authorize) the Administrative Agent, based upon the instruction of the Majority Lenders, to Credit Bid and purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (and the Borrower and each other Obligor and their respective Subsidiaries shall approve the Administrative Agent as a qualified bidder and such Credit Bid as a qualified bid) at any sale thereof conducted by the Administrative Agent, based upon the instruction of the Majority Lenders, under any provisions of the Uniform Commercial Code, as part of any sale or investor solicitation process conducted by the Borrower or any other Obligor or their respective Subsidiaries, any interim receiver, manager, receiver and manager, administrative receiver, trustee, agent or other Person pursuant or under any insolvency laws; provided, however, that (a) the Majority Lenders may not direct the Administrative Agent in any manner that does not treat each of the Lenders equally, without preference or discrimination, in respect of consideration received as a result of the Credit Bid, (b) the acquisition documents shall be commercially reasonable and contain customary protections for minority holders, such as, among other things, anti-dilution and tag-along rights, (c) the exchanged debt or equity securities must be freely transferable, without restriction (subject to applicable securities laws) and (d) reasonable efforts shall be made to structure the acquisition in a manner that causes the governance documents pertaining thereto to not impose any obligations or liabilities upon the Lenders individually (such as indemnification obligations).

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ARTICLE XI

The Administrative Agent

Section 11.01 Appointment; Powers. Each of the Lenders and each Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto.

Section 11.02 Duties and Obligations of Administrative Agent. The Administrative Agent shall have no duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (the use of the term “agent” herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law; rather, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties), (b) the Administrative Agent shall have no duty to take any discretionary action or exercise any discretionary powers, except as provided in Section 11.03, and (c) except as expressly set forth herein, the Administrative Agent shall have no duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Obligors or their respective Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or under any other Loan Document or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article VI or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent, (vi) the existence, value, perfection or priority of any collateral security or the financial or other condition of the Obligors or their respective Subsidiaries or any other obligor or guarantor, or (vii) any failure by the Borrower or any other Person (other than itself) to perform any of its obligations hereunder or under any other Loan Document or the performance or observance of any covenants, agreements or other terms or conditions set forth herein or therein. For purposes of determining compliance with the conditions specified in Article VI, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed closing date specifying its objection thereto.

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Section 11.03 Action by Administrative Agent. The Administrative Agent shall have no duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02) and in all cases the Administrative Agent shall be fully justified in failing or refusing to act hereunder or under any other Loan Documents unless it shall (a) receive written instructions from the Majority Lenders or the Lenders, as applicable, (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02) specifying the action to be taken and (b) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions as aforesaid and any action taken or failure to act pursuant thereto by the Administrative Agent shall be binding on all of the Lenders. If a Default has occurred and is continuing, then the Administrative Agent shall take such action with respect to such Default as shall be directed by the requisite Lenders in the written instructions (with indemnities) described in this Section 11.03, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the Administrative Agent be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement, the Loan Documents or applicable law. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Majority Lenders or the Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02), and otherwise the Administrative Agent shall not be liable for any action taken or not taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith INCLUDING ITS OWN ORDINARY NEGLIGENCE, except for its own gross negligence or willful misconduct.

Section 11.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon and each of the Borrower, the Lenders and each Issuing Bank hereby waives the right to dispute the Administrative Agent’s record of such statement, except in the case of gross negligence or willful misconduct by the Administrative Agent. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent.

Section 11.05 Subagents. The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and

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all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding Sections of this Article XI shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent.

Section 11.06 Resignation of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided in this Section 11.06, the Administrative Agent may resign at any time by notifying the Lenders, each Issuing Bank and the Borrower and the Administrative Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and each Issuing Bank, appoint a successor Administrative Agent. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to the successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent’s resignation hereunder, the provisions of this Article XI and Section 12.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

Section 11.07 Administrative Agent and Lenders. The Administrative Agent shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the Administrative Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

Section 11.08 No Reliance.

(a) Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each other Loan Document to which it is a party. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Obligors or their respective Subsidiaries of this Agreement, the Loan Documents or any other document referred to or provided for herein or to inspect the Properties or books of the Borrower or its Subsidiaries. Except for notices, reports

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and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, neither the Administrative Agent nor the Arranger shall have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of the Administrative Agent, the Arranger or any of their respective Affiliates. In this regard, each Lender acknowledges that Baker & McKenzie LLP is acting in this transaction as special counsel to the Administrative Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document. Each other party hereto will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

(b) The Lenders acknowledge that the Administrative Agent and the Arranger are acting solely in administrative capacities with respect to the structuring and syndication of this facility and have no duties, responsibilities or liabilities under this Agreement and the other Loan Documents other than their administrative duties, responsibilities and liabilities specifically as set forth in the Loan Documents and in their capacity as Lenders hereunder. In structuring, arranging or syndicating this facility, each Lender acknowledges that the Administrative Agent and/or the Arranger may be agents or lenders under these Notes, other loans or other securities and waives any existing or future conflicts of interest associated with their role in such other debt instruments. If in its administration of this facility or any other debt instrument, the Administrative Agent determines (or is given written notice by any Lender) that a conflict exists, then it shall eliminate such conflict within 90 days or resign pursuant to Section 11.06 and shall have no liability for action taken or not taken, other than actions taken or not taken which represent the Administrative Agent’s gross negligence or willful misconduct, while such conflict existed.

Section 11.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Obligors or their respective Subsidiaries, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 12.03) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

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and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 12.03.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

Section 11.10 Authority of Administrative Agent to Release Collateral and Liens. Each Lender, each Issuing Bank and each Secured Hedge Provider hereby authorizes the Administrative Agent to release (a) all of the Collateral upon payment in full of all Obligations, (b) any collateral that is permitted to be sold or released pursuant to the terms of the Loan Documents, and (c) any Guarantor from the Guaranty Agreement pursuant to the terms thereof and hereof . Each Lender, each Issuing Bank and each Secured Hedge Provider hereby authorizes the Administrative Agent to execute and deliver to the Borrower, at the Borrower’s sole cost and expense, any and all releases of Liens, termination statements, assignments or other documents reasonably requested by the Borrower in connection with any sale or other disposition of Property to the extent such sale or other disposition is permitted by the terms of Section 9.11 or is otherwise authorized by the terms of the Loan Documents.

Section 11.11 The Arranger. The Arranger shall have no duties, responsibilities or liabilities under this Agreement and the other Loan Documents other than its duties, responsibilities and liabilities in its individual capacity as a Lender hereunder to the extent it is a party to this Agreement as a Lender.

ARTICLE XII

Miscellaneous

Section 12.01 Notices.

(a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 12.01(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i)	if to the Borrower or any Guarantor, to it at:

Linn Energy Holdco II LLC

600 Travis Street, Suite 5100

Houston, TX 77002

Attention: David Rottino

Telephone: 281-840-4117

Facsimile: 281-840-4189

Electronic Mail: drottino@linnenergy.com

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with a copy to:

Linn Energy Holdco LLC

600 Travis Street, Suite 5100

Houston, TX 77002

Attention: Candice Wells, Esq.

Telephone: 281-840-4156

Facsimile: 281-840-4180

Electronic Mail: cwells@linnenergy.com

(ii)	if to the Administrative Agent, to it at:

Wells Fargo Bank, National Association

1000 Louisiana Street, 9th Floor

Houston, Texas 77002

Attention: Patrick Fults

Facsimile: (713) 319-1925

Electronic Mail: patrick.j.fults@wellsfargo.com

with a copy to the Administrative Agent at:

Wells Fargo Bank, National Association

MAC D1109-019

1525 West W. T. Harris Blvd.

Charlotte, NC 28262

Attention: Syndication Agency Services

Facsimile: (704) 590-3481

Electronic Mail: N/A

with a copy (which shall not constitute notice) to each of:

Baker & McKenzie LLP

452 Fifth Avenue

New York, New York 10018

Attention: James Donnell, Esq.

Facsimile: (212) 310-1675

Electronic Mail: james.donnell@bakermckenzie.com

and

Baker & McKenzie LLP

300 East Randolph Drive

Chicago, Illinois 60601

Attention: Garry Jaunal, Esq.

Facsimile: (312) 698-2829

Electronic Mail: garry.jaunal@bakermckenzie.com

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(iii) if to any other Lender, in their capacity as such, or any other Lender in its capacity as an Issuing Bank, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

(b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II, Article III, Article IV and Article V unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

Section 12.02 Waivers; Amendments.

(a) No failure on the part of the Administrative Agent, any other agent, any Issuing Bank or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege, or any abandonment or discontinuance of steps to enforce such right, power or privilege, under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Administrative Agent, any other agent, each Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 12.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any other agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

(b) In each instance subject to Section 4.04(c)(ii), neither this Agreement nor any provision hereof nor any Security Instrument nor any other Loan Document nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Majority Lenders or by the Borrower and the Administrative Agent with the written consent of the Majority Lenders; provided that any such waiver, amendment or modification that directly and adversely affects the rights or obligations of only the Revolving Lenders (and not those of the Term Lenders) shall require the consent of the Majority Revolving Lenders, and any such waiver, amendment or modification that directly and adversely affects the rights or obligations of only the Term Lenders (and not those of the Revolving Lenders) shall require the consent of the Majority Term Lenders.

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Notwithstanding the foregoing, no such agreement of the Majority Lenders, Majority Revolving Lenders or Majority Term Lenders shall (i) increase the Maximum Credit Amount of any Lender without the written consent of such Lender, (ii) increase, maintain or decrease the Borrowing Base or the Conforming Borrowing Base without the consent or deemed consent of each, applicable, Borrowing Base Required Lender, or modify in any manner Section 2.07 without the consent of each Revolving Lender, (iii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon (other than the waiver of interest at the default rate pursuant to Section 3.02(c), or reduce any fees payable hereunder, or reduce any other Obligations hereunder or under any other Loan Document, without the written consent of each Lender affected thereby, (iv) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or any other Obligations hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, or postpone or extend the Termination Date or the Maturity Date without the written consent of each Lender affected thereby, (v) change Section 2.06(b)(ii), Section 4.01(b), Section 4.01(c) or Section 10.02(c) in a manner that would alter the pro rata reduction of Commitments or the pro rata sharing of payments required thereby, without the written consent of each Lender adversely affected thereby, (vi) waive or amend Section 6.01, or Section 8.13 without the written consent of each Lender, (vii) release any Guarantor (except as set forth in the Guaranty Agreement) or release all or a substantial portion of the collateral (other than as provided in Section 11.10) without written consent of each Lender and each Secured Hedge Provider, or reduce the percentage set forth in Section 8.13(a) to less than ninety percent (90%), without the written consent of each Lender, (viii) modify the terms of clause (b) of the definition of “Obligations”, the definition of “Secured Hedge Provider”, the definition of “Secured Swap Agreement”, Section 10.02(c), Section 12.14, or any of the provisions of Section 12.02(b) without the consent of each Secured Hedge Provider adversely affected thereby, (ix) change any of the provisions of this Section 12.02(b) or the definition of “Majority Lenders”, “Majority Revolving Lenders” or “Majority Term Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Loan Documents or make any determination or grant any consent hereunder or any other Loan Documents, without the written consent of each Lender, or (x) amend or otherwise modify any Security Instrument in a manner that results in the obligations of the Borrower or any Subsidiary owing to any Secured Hedge Provider under any Secured Swap Agreement no longer being secured pursuant to such Security Instrument, without the written consent of such Secured Hedge Provider; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or any Issuing Bank hereunder or under any other Loan Document without the prior written consent of the Administrative Agent or such Issuing Bank, as the case may be. Notwithstanding the foregoing, any supplement to Schedule 7.14 (Subsidiaries) shall be effective simply by delivering to the Administrative Agent a supplemental Schedule clearly marked as such and, upon receipt, the Administrative Agent will promptly deliver a copy thereof to the Lenders.

(c) No provision of Section 2.09 may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Majority Term Lenders; provided that no such agreement shall (i) increase the Term Loan Commitment of any Term Lender without the written consent of such Term Lender, (ii) reduce the principal amount of any Term Loan or reduce the rate of interest thereon, without the written consent of each Term Lender affected thereby, (iii) extend the termination date of the Term Loan

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Commitments, postpone the scheduled date of payment of the principal amount of any Term Loan, or any interest thereon (other than any waiver of interest at the rate required by Section 3.02(c)), or reduce the amount of, waive or excuse any such payment without the written consent of each Term Lender affected thereby, (iv) change any of the provisions of this Section 12.02(c) without the written consent of each Term Lender without the consent of each Term Lender. Each Term Lender acknowledges and agrees that it has no consent or voting rights with respect to waivers, amendments or modifications of this Agreement, any provision hereof, any Security Instrument or any other Loan Document or any provision thereof, except as expressly set forth in this Section 12.02(c) or as expressly set forth with respect to any vote of Majority Lenders pursuant to Section 12.02(b).

(d) For the avoidance of doubt, any amendment, restatement, waiver, consent or other modification that has the effect of increasing the principal amount of the Term Loan, shortening the maturity date or accelerating amortization shall constitute a material change affecting all Lenders and shall require the approval of all Lenders.

(e) Notwithstanding any other provision in this Agreement to the contrary, the Administrative Agent is authorized on the Effective Date to waive delivery of any Security Instrument and perfection of any Liens contemplated thereunder, as set forth in Section 6.01(j), Section 6.01(k), or Section 6.01(l) (but only to the extent such opinions relate to any Security Interests, mortgages or perfection), to a date not later than thirty (30) days after the Effective Date, or such later date as determined in the Administrative Agent’s sole discretion.

(f) Notwithstanding any other provision of this Agreement or any other Loan Document to the contrary, this Agreement may not be amended, restated, amended and restated, supplemented, changed or otherwise modified or renewed if the effect of such change would be to (i) increase the Commitment or Maximum Credit Amount, or (ii) extend the Maturity Date, until flood insurance diligence and compliance is reasonably satisfactory to all Lenders.

Section 12.03 Expenses, Indemnity; Damage Waiver.

(a) The Borrower and each other Obligor shall jointly and severally pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Arranger and their Affiliates, including, without limitation, the reasonable fees, charges and disbursements of counsel and other outside consultants for the Administrative Agent, the reasonable travel, photocopy, mailing, courier, telephone and other similar expenses and, in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration (both before and after the execution hereof and including advice of counsel to the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of this Agreement and the other Loan Documents and any amendments, modifications or waivers of or consents related to the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all out-of-pocket costs, expenses, Taxes, assessments and other charges incurred by the Administrative Agent or any Lender in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any Security Instrument or any other document referred to therein, (iii) all reasonable out-of-pocket expenses incurred by each Issuing Bank in connection with the issuance, amendment, renewal or extension of any

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Letter of Credit issued by such Issuing Bank or any demand for payment thereunder, (iv) all out-of-pocket expenses incurred by the Administrative Agent (and its Affiliates) and the Lenders (including (A) the fees, charges and disbursements of counsel to the Administrative Agent and (B) the fees, charges and disbursements of one primary counsel to the Lenders as a group (plus no more than one additional counsel in each jurisdiction that is relevant to such enforcement or protection of rights)) in connection with this Agreement or any other Loan Document or in connection with the Loans made or Letters of Credit issued hereunder, including, without limitation, all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b) THE BORROWER AND EACH OTHER OBLIGOR SHALL JOINTLY AND SEVERALLY INDEMNIFY THE ADMINISTRATIVE AGENT, THE ARRANGER, EACH ISSUING BANK AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE REASONABLE AND CUSTOMARY FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (i) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (OTHER THAN EXPENSES IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS DATED OF EVEN DATE HEREWITH, WHICH EXPENSES SHALL ONLY BE PAID BY THE BORROWER TO THE EXTENT PROVIDED IN SECTION 12.03(A)) OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER LOAN DOCUMENT, (ii) THE FAILURE OF THE OBLIGORS OR THEIR RESPECTIVE SUBSIDIARIES TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, (iii) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OR COVENANT OF THE BORROWER OR ANY GUARANTOR SET FORTH IN ANY OF THE LOAN DOCUMENTS OR ANY INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, (iv) ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREFROM, INCLUDING, WITHOUT LIMITATION, (A) ANY REFUSAL BY ANY ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT ISSUED BY SUCH ISSUING BANK IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT, OR (B) THE PAYMENT OF A DRAWING UNDER ANY LETTER OF CREDIT NOTWITHSTANDING THE NON-COMPLIANCE, NON-DELIVERY OR OTHER IMPROPER PRESENTATION OF THE DOCUMENTS PRESENTED IN CONNECTION THEREWITH, (v) ANY OTHER ASPECT OF THE LOAN DOCUMENTS, (vi) THE OPERATIONS OF THE BUSINESS OF THE

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OBLIGORS OR THEIR RESPECTIVE SUBSIDIARIES BY THE OBLIGORS OR THEIR RESPECTIVE SUBSIDIARIES, (vii) ANY ASSERTION THAT THE LENDERS WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY INSTRUMENTS, (viii) ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ITS SUBSIDIARIES OR ANY OF THEIR PROPERTIES, INCLUDING WITHOUT LIMITATION, THE PRESENCE, GENERATION, STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT, DISPOSAL, ARRANGEMENT OF DISPOSAL OR TREATMENT OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS MATERIALS ON ANY OF THEIR PROPERTIES, (ix) THE BREACH OR NON-COMPLIANCE BY THE OBLIGORS OR THEIR RESPECTIVE SUBSIDIARIES WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE OBLIGORS OR THEIR RESPECTIVE SUBSIDIARIES, (x) THE PAST OWNERSHIP BY THE OBLIGORS OR THEIR RESPECTIVE SUBSIDIARIES OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (xi) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT, DISPOSAL, GENERATION, THREATENED RELEASE, TRANSPORT, ARRANGEMENT FOR TRANSPORT OR ARRANGEMENT FOR DISPOSAL OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE OBLIGORS OR THEIR RESPECTIVE SUBSIDIARIES OR ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE OBLIGORS OR THEIR RESPECTIVE SUBSIDIARIES, (xii) ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE OBLIGORS OR THEIR RESPECTIVE SUBSIDIARIES, OR (xiii) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, (xiv) THE USE BY UNINTENDED RECIPIENTS OF ANY INFORMATION OR OTHER MATERIALS DISTRIBUTED BY IT THROUGH TELECOMMUNICATIONS, ELECTRONIC OR OTHER INFORMATION TRANSMISSION SYSTEM IN CONNECTION WITH THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR (xv) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BROUGHT BY A THIRD PARTY, THE BORROWER OR ANY GUARANTOR, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, AND SUCH INDEMNITY SHALL EXTEND TO EACH INDEMNITEE NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNITEES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNITEES; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES,

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LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE, AND PROVIDED FURTHER THAT THE INDEMNITY SET FORTH HEREIN SHALL NOT APPLY TO DISPUTES SOLELY BETWEEN LENDERS UNLESS SUCH DISPUTE RESULTS FROM ANY CLAIM ARISING OUT OF ANY REQUEST, ACT OR OMISSION ON THE PART OF THE BORROWER OR ANY GUARANTOR OR AGAINST THE ARRANGER, ANY AGENT OR ANY ISSUING BANK IN ITS CAPACITY AS SUCH, IN EACH CASE, IN CONNECTION WITH THE LOAN DOCUMENTS. WITH RESPECT TO THE OBLIGATION TO REIMBURSE AN INDEMNITEE FOR FEES, CHARGES AND DISBURSEMENTS OF COUNSEL, EACH INDEMNITEE AGREES THAT ALL INDEMNITEES WILL AS A GROUP UTILIZE ONE PRIMARY COUNSEL (PLUS NO MORE THAN ONE ADDITIONAL COUNSEL IN EACH JURISDICTION WHERE A PROCEEDING THAT IS THE SUBJECT MATTER OF THE INDEMNITY IS LOCATED) UNLESS (1) THERE IS A CONFLICT OF INTEREST AMONG INDEMNITEES, (2) DEFENSES OR CLAIMS EXIST WITH RESPECT TO ONE OR MORE INDEMNITEES THAT ARE NOT AVAILABLE TO ONE OR MORE OTHER INDEMNITEES OR (3) SPECIAL COUNSEL IS REQUIRED TO BE RETAINED AND THE BORROWER CONSENTS TO SUCH RETENTION.

(c) To the extent that the Borrower fails to pay any amount required to be paid by it to such (i) Administrative Agent under Section 12.03(a) or (b), each Lender severally agrees to pay to such Administrative Agent such Lender’s pro rata share (determined by dividing (A) the sum of such Lender’s Maximum Credit Amount and principal amount of Term Loans outstanding by (B) the sum of the Aggregate Maximum Credit Amounts and the aggregate principal amount of Term Loans outstanding as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Administrative Agent in its capacity as such or (ii) Issuing Bank under Section 12.03(a) or (b), each Revolving Lender severally agrees to pay to such Issuing Bank such Revolving Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Issuing Bank in its capacity as such. For the avoidance of doubt, the parties hereto acknowledge and agree that a claim for indemnity under Section 12.03(a), to the extent covered thereby, is a claim of direct or actual damages and nothing contained in the foregoing sentence shall limit the Obligors’ indemnification obligations to the extent special, indirect, consequential or punitive damages are included in any third party claim in connection with which such Indemnitee is otherwise entitled to indemnification hereunder.

(d) TO THE EXTENT PERMITTED BY APPLICABLE LAW, NEITHER ANY PARTY HERETO NOR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS SHALL ASSERT, AND EACH HEREBY WAIVES, ANY CLAIM AGAINST ANY OTHER SUCH PERSON, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF,

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IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE TRANSACTIONS, ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREOF. FOR THE AVOIDANCE OF DOUBT, NOTHING HEREIN SHALL LIMIT OR BE DEEMED TO LIMIT THE OBLIGORS’ OBLIGATION TO INDEMNIFY THE INDEMNITEE’S FOR ANY SUCH CLAIMS BROUGHT BY THIRD PARTIES.

(e) All amounts due under this Section 12.03 shall be payable within ten (10) Business Days of written demand therefor attaching the relevant invoices and/or a certificate, in each case setting forth the basis for such demand in reasonable detail.

Section 12.04 Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void), (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 12.04 or as required under Section 5.04(b), and (iii) no Lender may assign to the Borrower or any other Obligor or their respective Subsidiaries, or an Affiliate of the Borrower or any other Obligor or their respective Subsidiaries, or a Defaulting Lender or an Affiliate of a Defaulting Lender all or any portion of such Lender’s rights and obligations under the Agreement or all or any portion of its Commitments or the Loans owing to it hereunder. During the Non-Conforming Period, no Revolving Lender may separately assign its Revolving Loan Exposure or Revolving Loan Commitments with respect to the Conforming Borrowing Base Loans and the Non-Conforming Borrowing Base Loans. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in Section 12.04(c)) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, each Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in Section 12.04(b)(ii), any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) of:

(A) the Borrower, provided that no consent of the Borrower shall be required if such assignment is to a Lender or an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, is to any other assignee, provided further that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 5 Business Days after having received notice thereof; and

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(B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment to an assignee that is a Lender or any Affiliate of a Lender or an Approved Fund, immediately prior to giving effect to such assignment.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500;

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and

(E) no assignment shall be made to a natural Person, or to any holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person.

(iii) Notwithstanding any other provision of this Agreement to the contrary, the Borrower may purchase the Term Loans from any Term Loan Lender in the open secondary market; provided that such purchased Term Loan shall be immediately cancelled and retired; provided further, no such purchase shall be permitted by the Borrower using proceeds of Revolving Loans and after giving effect to such purchase on a pro forma basis, the amount available for borrowing under the Borrowing Base, or during the Non-Conforming Period, the Conforming Borrowing Base, shall not be less than twenty percent (20%) of the Borrowing Base then in effect, or during the Non-Conforming Period, the Conforming Borrowing Base then in effect.

(iv) Subject to Section 12.04(b)(ii) and the acceptance and recording thereof, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement,

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and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 5.01, Section 5.02, Section 5.03 and Section 12.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.04(c).

(v) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Maximum Credit Amount of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive (absent manifest error), and the Borrower, the Administrative Agent, each Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. In connection with any changes to the Register, if necessary, the Administrative Agent will reflect the revisions on Annex II and forward a copy of such revised Annex II to the Borrower, each Issuing Bank and each Lender.

(vi) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in this Section 12.04(b) and any written consent to such assignment required by this Section 12.04(b), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 12.04(b).

(c) (i) Any Lender may, without the consent of the Borrower the Administrative Agent or any Issuing Bank, sell participations to one or more banks or other entities that are not an Affiliate of the Borrower or any other Obligor (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, each Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that (x) any such Revolving Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 12.02(b) that affects such Participant and (y) any such

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Term Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the proviso to Section 12.02(c) that affects such Participant. In addition such agreement must provide that the Participant be bound by the provisions of Section 12.11. Subject to Section 12.04(c)(ii), the Borrower agrees that each Participant shall be entitled to the benefits of Section 5.01, Section 5.02 and Section 5.03 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.04(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.08 as though it were a Lender, provided such Participant agrees to be subject to Section 4.01(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(ii) A Participant shall not be entitled to receive any greater payment under Section 5.01 or Section 5.03 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 5.03 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 5.03(e) as though it were a Lender.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank having jurisdiction over such Lender, and this Section 12.04(d) shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

Section 12.05 Survival; Revival; Reinstatement.

(a) All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement

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and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any other agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Section 5.01, Section 5.02, Section 5.03, Section 12.03, Section 12.11 and Article XI shall survive and remain in full force and effect regardless of the consummation of the Transactions, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement, any other Loan Document or any provision hereof or thereof.

(b) To the extent that any payments on the Obligations or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent’s and the Lenders’ Liens, security interests, rights, powers and remedies under this Agreement and each Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Borrower shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.

Section 12.06 Counterparts; Integration; Effectiveness.

(a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(b) This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(c) Except as provided in Section 6.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

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Section 12.07 Severability. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 12.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (of whatsoever kind, including, without limitation, obligations under Swap Agreements) at any time owing by such Lender or Affiliate to or for the credit or the account of the Obligors or their respective Subsidiaries against any of and all the obligations of the Obligors or their respective Subsidiaries owed to such Lender now or hereafter existing under this Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. Each Lender or its Affiliate agrees to promptly notify the Borrower and the Administrative Agent after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section 12.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender or its Affiliates may have.

Section 12.09 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

(a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW PERMITS ANY LENDER TO CONTRACT FOR, CHARGE, RECEIVE, RESERVE OR TAKE INTEREST AT THE RATE ALLOWED BY THE LAWS OF THE STATE WHERE SUCH LENDER IS LOCATED. CHAPTER 346 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) SHALL NOT APPLY TO THIS AGREEMENT OR THE NOTES.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS SHALL BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE

CREDIT AGREEMENT

GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

(c) EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN SECTION 12.01 OR SUCH OTHER ADDRESS AS IS SPECIFIED PURSUANT TO SECTION 12.01 (OR ITS ASSIGNMENT AND ASSUMPTION), SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION.

(d) EACH PARTY HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 12.09.

Section 12.10 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 12.11 Confidentiality. Each of the Administrative Agent, each Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Related Parties’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority or self-regulatory body, (c) to the extent required by applicable laws or

CREDIT AGREEMENT

regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement or any other Loan Document, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 12.11, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any Swap Agreement relating to the Borrower and their obligations, (g) with the consent of the Borrower, (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 12.11 or (ii) becomes available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower, or (i) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender. For the purposes of this Section 12.11, “Information” means all information received from the Obligors or their respective Subsidiaries relating to the Obligors or their respective Subsidiaries and their businesses, other than any such information that is available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Obligors or their respective Subsidiaries; provided that, in the case of information received from the Borrower, or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 12.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each Lender acknowledges that information furnished to it pursuant to this Agreement or the other Loan Documents may include material non-public information concerning the Borrower and its Affiliates and their Related Parties or their respective securities, and confirms that it has developed compliance procedures regarding the use of material non-public information and agrees that it will handle such material non-public information in accordance with those procedures and applicable law, including federal and state securities laws.

All information, including requests for waivers and amendments, furnished by the Borrower or the Administrative Agent pursuant to, or in the course of administering, this Agreement or the other Loan Documents will be syndicate-level information, which may contain material non-public information about the Borrower and its Affiliates and their Related Parties or their respective securities. Accordingly, each Lender represents to the Borrower and the Administrative Agent that it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law, including federal and state securities laws.

Section 12.12 Interest Rate Limitation. It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the Transactions would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or

CREDIT AGREEMENT

any agreement entered into in connection with or as security for the Loans, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Loans shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); and (b) in the event that the maturity of the Loans is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the stated term of the Loans until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 12.12 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 12.12. To the extent that Chapter 303 of the Texas Finance Code is relevant for the purpose of determining the Highest Lawful Rate applicable to a Lender, such Lender elects to determine the applicable rate ceiling under such Chapter by the weekly ceiling from time to time in effect. Chapter 346 of the Texas Finance Code does not apply to the Borrower’s obligations hereunder. The Loans are not primarily for personal, family or household use.

Section 12.13 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY

CREDIT AGREEMENT

IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS.”

Section 12.14 Collateral Matters; Swap Agreements. The benefit of the Security Instruments and of the provisions of this Agreement relating to any collateral securing the Obligations shall also extend to and be available to each Secured Hedge Provider on a pro rata basis in respect of any obligations of the Obligors or their respective Subsidiaries owed to such Secured Hedge Provider under any Secured Swap Agreement. Except as set forth in Section 12.02(b)(viii) and (xi), no Secured Hedge Provider shall have any voting rights under any Loan Document as a result of the existence of obligations owed to it under any Secured Swap Agreement.

Section 12.15 No Third Party Beneficiaries. This Agreement, the other Loan Documents, and the agreement of the Lenders to make Loans and the Issuing Bank to issue, amend, renew or extend Letters of Credit hereunder are solely for the benefit of the Borrower, and no other Person (including, without limitation, any Subsidiary of the Borrower, any obligor, contractor, subcontractor, supplier or materialsman) shall have any rights, claims, remedies or privileges hereunder or under any other Loan Document against the Administrative Agent, any other agent, the Issuing Bank or any Lender for any reason whatsoever. There are no third party beneficiaries.

Section 12.16 USA Patriot Act Notice. Each Lender hereby notifies the Borrower and other Obligors that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Patriot Act.

Section 12.17 No Fiduciary Duty. The Administrative Agent, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Borrower and the Guarantors, their respective stockholders and/or their affiliates. The Borrower agrees that nothing in the Loan Documents and nothing in connection with the transactions related thereto will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and the Borrower and any Guarantor, its stockholders or its affiliates, on the other. The Borrower acknowledges and agrees that (a) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Borrower on the other, and (b) in connection therewith and with the process leading thereto, (i) no Lender has assumed an advisory or fiduciary responsibility in favor of the Borrower or any Guarantor, its

CREDIT AGREEMENT

stockholders or its Affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise the Borrower or any Guarantor, its stockholders or its Affiliates on other matters) or any other obligation to the Borrower or any Guarantor except the obligations expressly set forth in the Loan Documents and (ii) each Lender is acting solely as principal and not as the agent or fiduciary of the Borrower or any Guarantor, its management, stockholders, creditors or any other Person. The Borrower acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. The Borrower agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Borrower or any Guarantor, in connection with such transaction or the process leading thereto.

Section 12.18 Flood Insurance Provisions.

(a) Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, except as set forth on Annex IV Schedule of Mortgaged Structures (all of which shall be Mortgaged Property and a “Mortgaged Structure”, including the structures so listed on Annex IV), as amended from time to time by the Administrative Agent, in no event is any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) included in the definition of “Mortgaged Property” and no Building or Manufactured (Mobile) Home is hereby encumbered by this Agreement or any other Loan Document; provided, that notwithstanding any other provision of this Agreement or any other Loan Document, if any Lender delivers to the Administrative Agent a written notice (an “Opt Out Notice”), no Mortgaged Structure included as part of any Security Instrument filed after the date of such Opt Out Notice, shall be, or be deemed to be Collateral of such Lender, and such Lender shall not be a secured party with respect to such Mortgaged Structure, and the Administrative Agent in its capacity as trustee under any Security Instrument shall not be deemed to act for such Lender as a secured party with respect to such Mortgaged Structure until such time, which shall not be a date more than 45 days after the delivery of such Opt Out Notice, as such Lender shall deliver written notice to the Administrative Agent that such Lender has completed due diligence and concluded that compliance with flood insurance and other requirements pursuant to Flood Insurance Regulations with respect to such Mortgaged Structure are satisfactory to such Lender and such Lender has elected to be a secured party with respect to such Mortgaged Structure; provided further, that upon delivery of such notice, such Lender shall automatically be included as a secured party with respect to such Mortgaged Structure. As used herein, “Flood Insurance Regulations” means (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time and (iv) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder and (v) the Biggert-Waters Flood Reform Act of 2012 and any regulations promulgated thereunder.

CREDIT AGREEMENT

(b) The Administrative Agent has adopted internal policies and procedures that address requirements placed on federally regulated Lenders under the Flood Insurance Regulations. The Administrative Agent will post on the applicable electronic platform (or otherwise distribute to each Lender in the syndicate) documents that it receives in connection with the Flood Insurance Regulations. However, the Administrative Agent reminds each Lender and participant in the facility that, pursuant to the Flood Insurance Regulations, each federally regulated Lender (whether acting as a Lender or participant in the facility) is responsible for assuring its own compliance with the flood insurance requirements.

Section 12.19 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 12.20 Releases.

(a) Full Release. Upon the request of the Borrower, if (i) all Indebtedness secured hereby shall have been indefeasibly paid in full (other than indemnities and other contingent obligations not then due and payable and as to which no claim has been made as of the time of determination), (ii) all Letters of Credit shall have expired, terminated or other arrangements satisfactory to the Administrative Agent and the Issuing Bank shall have been made, (iii) all Secured Swap Agreements shall have been paid in full or other arrangements satisfactory to the Administrative Agent and the Secured Hedge Provider shall have been made, (iv) commitments of the Lenders under the Loan Documents shall have been terminated and (iv) this Agreement and the other Loan Documents shall have been terminated (other than those provisions that by their terms survive termination), the Administrative Agent at the request and sole expense of Grantors shall execute and deliver or cause to be executed and delivered such instruments as may be necessary to evidence the release of the Liens granted pursuant to the Security Instruments.

(b) Partial Release. If any of the Collateral shall be sold, transferred, conveyed or otherwise disposed of by the Borrower or any Subsidiary Guarantor in a transaction with a non-Affiliate third party permitted by the Loan Documents (other than any sale, transfer, conveyance, transfer of other disposition to the Borrower or another Guarantor), then upon written request delivered to the Administrative Agent, the Administrative Agent, at the sole

CREDIT AGREEMENT

expense of the Borrower and the applicable Subsidiary Guarantor, shall promptly execute and deliver to the Borrower or such Subsidiary Guarantor all releases, termination statements and/or other documents reasonably necessary or desirable to evidence the release of Liens created under the applicable Loan Documents; provided that the Borrower shall have delivered to the Administrative Agent a written request for release, termination statements and other documents identifying the Borrower or such Subsidiary Guarantor together with a certification by the Borrower stating (x) that such transaction is in compliance with this Agreement and the other Loan Documents, and (y) no Collateral other than the Collateral required to be released is being released. At the written request and sole expense of the Borrower, the Administrative Agent is authorized to release a Guarantor from its obligations under the Loan Documents (including, without limitation, any guarantee under the Guaranty Agreement) in the event that all the capital stock or other Equity Interests of such Guarantor shall be sold, transferred, conveyed, associated or otherwise disposed of in a transaction permitted by the Loan Documents, and such Equity Interests shall be released from the Liens created under the Security Instruments, and the Administrative Agent, at the sole expense of the Borrower and the applicable Guarantor, shall promptly execute and deliver to the Borrower or such Guarantor all releases, termination statements and/or other documents reasonably necessary or desirable to evidence such release; provided that the Borrower shall have delivered to the Administrative Agent a written request for release identifying the relevant Guarantor together with a certification by the Borrower stating (x) that such transaction is in compliance with this Agreement and the other Loan Documents, and (y) no Guarantor or Collateral other than the Guarantor or Collateral required to be released is being released.

[Remainder of Page Intentionally Left Blank - Signature Pages Follow]

CREDIT AGREEMENT

LINN ENERGY HOLDCO LLC LINN ENERGY, INC. LINN ENERGY HOLDCO II LLC LINN OPERATING, LLC LINN ENERGY HOLDINGS, LLC LINN MIDWEST ENERGY LLC LINN MIDSTREAM, LLC LINN MARKETING, LLC

By:	/s/ David B. Rottino
Name:	David B. Rottino
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Linn Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Patrick J. Fults
Name:	Patrick J. Fults
Title:	Director

BANK OF MONTREAL

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

Signature Page to Linn Credit Agreement

AG ENERGY FUNDING, LLC

By:	/s/ Todd Dittmann
Name:	Todd Dittmann
Title:	Authorized Person

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ROYAL BANK OF CANADA

By:	/s/ Leslie P. Vowell
Name:	Leslie P. Vowell
Title:	Attorney-in-Fact

Signature Page to Linn Credit Agreement

BNP PARIBAS

By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Director

By:	/s/ Vincent Trapet
Name:	Vincent Trapet
Title:	Director

Signature Page to Linn Credit Agreement

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

By:	/s/ Charles D. Mulkeen
Name:	Charles D. Mulkeen
Title:	Executive Director

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KEYBANK NATIONAL ASSOCIATION

By:	/s/ John Dravenstott
Name:	John Dravenstott
Title:	Vice President

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WHITNEY BANK

By:	/s/ Liana Tchernysheva
Name:	Liana Tchernysheva
Title:	Senior Vice President

Signature Page to Linn Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLAND BRANCH

By:	/s/ Bryan J. Matthews
Name:	Bryan J. Matthews
Title:	Authorized Signatory

By:	/s/ Peter J. Winstanley
Name:	Peter J. Winstanley
Title:	Authorized Signatory

Signature Page to Linn Credit Agreement

ASSOCIATED BANK, N.A.

By:	/s/ Brett P. Stone
Name:	Brett P. Stone
Title:	Senior Vice President

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ING CAPITAL LLC

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

Signature Page to Linn Credit Agreement

TORONTO DOMINION (NEW YORK) LLC

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

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MACQUARIE BANK LIMITED

By:	/s/ Ian Steddon
Name:	Ian Steddon
Title:	Division Director

By:	/s/ Andrew Mitchell
Name:	Andrew Mitchell
Title:	Division Director

POA Ref: #2090 dated 26 November 2015 expiring 30 November 2017, signed in London

Signature Page to Linn Credit Agreement

SUNTRUST BANK

By:	/s/ William S. Krueger
Name:	William S. Krueger
Title:	First Vice President

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U.S. BANK NATIONAL ASSOCIATION

By:	/s/ James P. Cecil
Name:	James P. Cecil
Title:	Vice President

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PNC BANK NATIONAL ASSOCIATION

By:	/s/ John Ataman
Name:	John Ataman
Title:	Senior Vice President

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THE HUNTINGTON NATIONAL BANK

By:	/s/ Stephen Hoffman
Name:	Stephen Hoffman
Title:	Managing Director

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CARGILL, INCORPORATED

By:	/s/ Tyler R. Smith
Name:	Tyler R. Smith
Title:	Authorized Signer

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CITIBANK, N.A.

By:	/s/ Sugam Mehta
Name:	Sugam Mehta
Title:	Vice President

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COMPASS BANK

By:	/s/ Rachel Festervand
Name:	Rachel Festervand
Title:	Sr. Vice President

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FIFTH THIRD BANK

By:	/s/ David R. Garcia
Name:	David R. Garcia
Title:	Vice President

Signature Page to Linn Credit Agreement

GSO CHURCHILL PARTNERS LP
By: GSO Churchill Associates LLC

GSO CREDIT ALPHA FUND LP
By: GSO Credit Alpha Associates LLC

GSO ENERGY MARKET OPPORTUNITY FUND LP
By: GSO Energy Market Opportunities Associates LLC

GSO HARRINGTON CREDIT ALPHA FUND (CAYMAN) L.P.
By: GSO Harrington Credit Alpha Associates L.L.C.

GSO ENERGY SELECT OPPORTUNITIES FUND LP
BY: GSO ENERGY SELECT OPPORTUNIEIES ASSOCIATES LLC

GSO PALMETTO OPPORTUNISTIC INVESTMENT PARTNERS LP
BY: GSO PALMETTO OPPORTUNISTIC ASSOCIATES LLC

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Person

Signature Page to Linn Credit Agreement

UBS AG, STAMFORD BRANCH

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

Signature Page to Linn Credit Agreement

BARCLAYS BANK PLC

By:	/s/ Christopher Aitkin
Name:	Christopher Aitkin
Title:	Assistant Vice President

Signature Page to Linn Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Kathleen Sweeney
Name:	Kathleen Sweeney
Title:	Managing Director

By:	/s/ Pierre-Alain Bennaim
Name:	Pierre-Alain Bennaim
Title:	Managing Director

Signature Page to Linn Credit Agreement

THE BANK OF NOVA SCOTIA

By:	/s/ Marc Graham
Name:	Marc Graham
Title:	Director

Signature Page to Linn Credit Agreement

CITIZENS BANK, N.A.

By:	/s/ David W. Stack
Name:	David W. Stack
Title:	Senior Vice President

Signature Page to Linn Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Ryo Suzuki
Name:	Ryo Suzuki
Title:	General Manager

Signature Page to Linn Credit Agreement

JPMORGAN CHASE BANK, N.A.

By:	/s/ Anson Williams
Name:	Anson Williams
Title:	Authorized Signatory

Signature Page to Linn Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/ Margaret Sang
Name:	Margaret Sang
Title:	Vice President

Signature Page to Linn Credit Agreement

MORGAN STANLEY BANK, N.A.

By:	/s/ Matthew T. Meyers
Name:	Matthew T. Meyers
Title:	Authorized Signatory

Signature Page to Linn Credit Agreement

COMERICA BANK

By:	/s/ Chad Stephenson
Name:	Chad Stephenson
Title:	Vice President

Signature Page to Linn Credit Agreement

DNB CAPITAL LLC

By:	/s/ Byron Cooley
Name:	Byron Cooley
Title:	Senior Vice President

By:	/s/ Robert Dupree
Name:	Robert Dupree
Title:	Senior Vice President

Signature Page to Linn Credit Agreement

ABN AMRO CAPITAL USA LLC

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Director

Signature Page to Linn Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Mason McGurrin
Name:	Mason McGurrin
Title:	Managing Director

Signature Page to Linn Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/ Edna Aguilar Mitchell
Name:	Edna Aguilar Mitchell
Title:	Director

Signature Page to Linn Credit Agreement

MIZUHO BANK LTD.

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

Signature Page to Linn Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Anca Trifau
Name:	Anca Trifau
Title:	Managing Director

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

Signature Page to Linn Credit Agreement

BP ENERGY COMPANY

By:	/s/ Timothy Yee
Name:	Timothy Yee
Title:	Attorney-in-Fact

Signature Page to Linn Credit Agreement

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Josh Rosenthal
Name:	Josh Rosenthal
Title:	Authorized Signatory

Signature Page to Linn Credit Agreement

NEXTERA ENERGY MARKETING, LLC

By:	/s/ Craig Shapiro
Name:	Craig Shapiro
Title:	Vice President & Managing Director

Signature Page to Linn Credit Agreement

SOCIETE GENERALE

By:	/s/ Max Sonnonstine
Name:	Max Sonnonstine
Title:	Director

Signature Page to Linn Credit Agreement

NATIXIS

By:	/s/ Brice Le Foyer
Name:	Brice Le Foyer
Title:	Director

By:	/s/ Tim Polvado
Name:	Tim Polvado
Title:	Managing Director

Signature Page to Linn Credit Agreement

AMTRUST INTERNATIONAL INSURANCE

By:	/s/ Harry Schlachter
Name:	Harry Schlachter
Title:	Senior Vice President Finance

Signature Page to Linn Credit Agreement

NATIONAL GENERAL REINSURANCE

By:	/s/ Peter Rendall
Name:	Peter Rendall
Title:	Chief Operating Officer and Treasurer

Signature Page to Linn Credit Agreement

GSO CAPITAL SOLUTIONS FUND II (Luxembourg) S.àr.l.

By:	/s/ JC Koch
Name:	JC Koch
Title:	Manager A

By:	/s/ William Foot
Name:	William Foot
Title:	Manager B

Signature Page to Linn Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Richard Vandermass
Name:	Richard Vandermass
Title:	Managing Director

Signature Page to Linn Credit Agreement

GUGGENHEIM ENERGY & INCOME FUND
By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

Signature Page to Linn Credit Agreement

GUGGENHEIM FUNDS TRUST-GUGGENHEIM MACRO OPPORTUNITIES FUND
By: Guggenheim Partners Investment Management, LLC as Investment Adviser

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

Signature Page to Linn Credit Agreement

MAVERICK ENTERPRISES, INC.
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

Signature Page to Linn Credit Agreement

NZC GUGGENHEIM MASTER FUND LIMITED
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

Signature Page to Linn Credit Agreement

ANNEX I

SCHEDULE OF SUBSIDIARY GUARANTORS

Legal Name	Jurisdiction and Entity Type

Linn Operating, LLC	Delaware limited liability company

Linn Midstream, LLC	Delaware limited liability company

Linn Energy Holdings, LLC	Delaware limited liability company

Linn Midwest Energy LLC	Delaware limited liability company

Linn Marketing, LLC	Delaware limited liability company

ANNEX I - 1

CREDIT AGREEMENT

ANNEX II

SCHEDULE OF MAXIMUM CREDIT AMOUNTS

Maximum Credit Amounts

as of the Effective Date

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, N.A.	6.37%	$89,189,325.00
ABN AMRO Capital USA LLC	2.38%	$33,301,113.68
AG Energy Funding LLC	0.98%	$13,665,679.62
AmTrust International Insurance	0.26%	$3,596,501.33
Associated Bank, N.A.	0.74%	$10,334,523.97
Bank of America	3.94%	$55,172,517.59
Bank of Montreal	3.61%	$50,572,388.96
Barclays Bank PLC - US	4.25%	$59,538,978.67
BNP Paribas	2.32%	$32,483,294.85
BP Energy Company	0.11%	$1,494,431.62
Capital One, N.A.	3.08%	$43,100,230.90
Cargill, Incorporated	0.11%	$1,494,431.62
CIBC Inc.	3.41%	$47,710,023.08
Citibank	4.25%	$59,538,978.67
Citizens Bank FKA RBS Citizens	1.20%	$16,838,666.09
Comerica	2.32%	$32,483,294.85
Compass Bank	2.93%	$41,055,683.84
Credit Agricole Corporate	4.25%	$59,538,978.67
Credit Suisse Cayman Islands	3.52%	$49,316,243.35
Deutsche Bank AG, New York Branch	2.79%	$39,011,136.78
DNB Capital	3.08%	$43,100,230.90
Fifth Third Bank	1.28%	$17,933,179.40
Goldman Sachs Lending Partners	0.11%	$1,494,431.62
GSO Capital Solutions Fund II Lux.	0.56%	$7,811,122.53
GSO Churchill Partners LP	0.01%	$155,303.75

ANNEX II -1

CREDIT AGREEMENT

Name of Lender	Applicable Percentage	Maximum Credit Amount
GSO Credit Alpha Fund LP	0.09%	$1,268,678.54
GSO Energy Market Opp. Fund LP	0.33%	$4,676,611.59
GSO Energy Select Opp. Fund LP	0.55%	$7,651,444.03
GSO Harrington Credit Alpha KY	0.01%	$155,303.75
GSO Palmetto Opportunistic Inv	0.01%	$155,303.75
Guggenheim Funds Trust	0.10%	$1,348,688.00
Guggenheim Energy & Income Fund	0.10%	$1,366,670.51
ING Capital LLC	3.08%	$43,100,230.90
JPMorgan Chase	2.79%	$39,011,136.78
KeyBank, N.A.	1.07%	$14,944,316.17
Macquarie Bank Limited	0.11%	$1,494,431.62
Maverick Enterprises Inc.	0.09%	$1,221,785.01
Mizuho Bank	1.07%	$14,944,316.17
Morgan Stanley Bank, N.A.	0.11%	$1,494,431.62
Morgan Stanley Senior	0.97%	$13,602,542.63
National General Reinsurance	0.26%	$3,596,501.33
Natixis	2.03%	$28,394,200.73
Nextera Energy Power Marketing	0.11%	$1,494,431.62
NZC Guggenheim Master Fund	0.69%	$9,728,536.10
PNC Bank	1.07%	$14,944,316.17
Royal Bank of Canada US	5.64%	$78,981,298.40
Societe Generale-NY	2.79%	$39,011,136.78
Sumitomo Mitsui Banking Corporation	2.38%	$33,301,113.68
Suntrust	2.79%	$39,011,136.78
The Bank of Nova Scotia	3.41%	$47,710,023.08
The Huntington National Bank	0.53%	$7,472,158.07
Toronto Dominion (New York)	2.40%	$33,572,090.56
UBS AG Stamford	3.52%	$49,316,243.35
US Bank, N.A.	3.08%	$43,100,230.90
Whitney Bank	1.00%	$14,000,000.00
TOTAL	100%	$1,400,000,000

ANNEX II - 2

CREDIT AGREEMENT

ANNEX III

SCHEDULE OF TERM LOAN COMMITMENTS

Term Loan Commitments

as of the Effective Date

Name of Lender	Term Loan Commitment
Wells Fargo Bank, N.A.	$19,111,998.22
ABN AMRO Capital USA LLC	$7,135,952.93
AG Energy Funding LLC	$2,928,359.92
AmTrust International Insurance	$770,678.86
Associated Bank, N.A.	$2,214,540.85
Bank of America	$11,822,682.34
Bank of Montreal	$10,836,940.49
Barclays Bank PLC - US	$12,758,352.57
BNP Paribas	$6,960,706.04
BP Energy Company	$320,235.35
Capital One, N.A.	$9,235,763.76
Cargill, Incorporated	$320,235.35
CIBC Inc.	$10,223,576.37
Citibank	$12,758,352.57
Citizens Bank FKA RBS Citizens	$3,608,285.59
Comerica	$6,960,706.04
Compass Bank	$8,797,646.54
Credit Agricole Corporate	$12,758,352.57
Credit Suisse Cayman Islands	$10,567,766.43
Deutsche Bank AG, New York Branch	$8,359,529.31
DNB Capital	$9,235,763.76
Fifth Third Bank	$3,842,824.16
Goldman Sachs Lending Partners	$320,235.35
GSO Capital Solutions Fund II Lux.	$1,673,811.97
GSO Churchill Partners LP	$33,279.38

ANNEX III - 1

CREDIT AGREEMENT

Name of Lender	Term Loan Commitment
GSO Credit Alpha Fund LP	$271,859.69
GSO Energy Market Opp. Fund LP	$1,002,131.05
GSO Energy Select Opp. Fund LP	$1,639,595.15
GSO Harrington Credit Alpha KY	$33,279.38
GSO Palmetto Opportunistic Inv	$33,279.38
Guggenheim Funds Trust	$289,004.57
Guggenheim Energy & Income Fund	$292,857.97
ING Capital LLC	$9,235,763.76
JPMorgan Chase	$8,359,529.31
KeyBank, N.A.	$3,202,353.47
Macquarie Bank Limited	$320,235.35
Maverick Enterprises Inc.	$261,811.07
Mizuho Bank	$3,202,353.47
Morgan Stanley Bank, N.A.	$320,235.35
Morgan Stanley Senior	$2,914,830.56
National General Reinsurance	$770,678.86
Natixis	$6,084,471.58
Nextera Energy Power Marketing	$320,235.35
NZC Guggenheim Master Fund	$2,084,686.31
PNC Bank	$3,202,353.47
Royal Bank of Canada US	$16,924,563.94
Societe Generale-NY	$8,359,529.31
Sumitomo Mitsui Banking Corporation	$7,135,952.93
Suntrust	$8,359,529.31
The Bank of Nova Scotia	$10,223,576.37
The Huntington National Bank	$1,601,176.73
Toronto Dominion (New York)	$7,194,019.41
UBS AG Stamford	$10,567,766.43
US Bank, N.A.	$9,235,763.76
Whitney Bank	$3,000,000.00
TOTAL	$300,000,000

ANNEX III - 2

CREDIT AGREEMENT

ANNEX IV

SCHEDULE OF MORTGAGED STRUCTURES

1.	Jayhawk Gas Processing Plant

2.	Santana Gas Processing Plant

3.	Brea Gas Processing Plant

4.	Chisholm Trail Gas Processing Plant

5.	Primary Oklahoma City Office Building

ANNEX IV - 1

CREDIT AGREEMENT

ANNEX V

SCHEDULE OF PREPETITION MORTGAGES

1. (a) Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of May 2, 2011 from Linn Energy Holdings, LLC for the benefit of BNP Paribas, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Orange County, California	#2011000443645	9/8/11

(b) First Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of May 10, 2012 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Orange County, California	#2012000371176	6/29/12

(c) Second Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of July 25, 2012 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Orange County, California	#2012000532203	9/12/12

(d) Third Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of April 24, 2013 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Orange County, California	#2013000281034	5/9/13

ANNEX V - 1

CREDIT AGREEMENT

2. (a) Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of May 2, 2011 from Linn Energy Holdings, LLC to BNP Paribas, as Administrative Agent, SAVE AND EXCEPT the property released in items 33, 36 and 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Alfalfa County, Oklahoma	Book 657, Page 185	6/9/11

Beaver County, Oklahoma	Book 1248, Page 782	6/16/11

Blaine County, Oklahoma	Book 1076, Page 564	8/22/11

Caddo County, Oklahoma	Volume 2812, Page 30	6/23/11

Canadian County, Oklahoma	Book 3774, Page 738	6/24/11

Carter County, Oklahoma	Book 5337, Page 108	6/13/11

Cleveland County, Oklahoma	Book 4878, Page 1424	6/17/11

Creek County, Oklahoma	Book 748, Page 402	6/9/11

Custer County, Oklahoma	Book 1515, Page 547	6/9/11

Dewey County, Oklahoma	Book 1425, Page 193	6/9/11

Garfield County, Oklahoma	Book 2035, Page 679	6/14/11

Garvin County, Oklahoma	Book 1946, Page 254	6/13/11

Grady County, Oklahoma	Book 4388, Page 494	6/13/11

Grant County, Oklahoma	Book 631, Page 215	6/23/11

Jefferson County, Oklahoma	Book 647, Page 108	6/9/11

Kay County, Oklahoma	Book 1530, Page 385	6/9/11

Kingfisher County, Oklahoma	Book 2404, Page 61	6/9/11

ANNEX V - 2

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Leflore County, Oklahoma	Book 1802, Page 540	6/21/11

Lincoln County, Oklahoma	Book 1921, Page 782	6/9/11

Logan County, Oklahoma	Book 2252, Page 134	6/9/11

Love County, Oklahoma	Book 701, Page 651	6/9/11

Major County, Oklahoma	Book 1792, Page 1	6/13/11

McClain County, Oklahoma	Book 2009, Page 928	6/13/11

Noble County, Oklahoma	Book 695, Page 601	6/13/11

Oklahoma County, Oklahoma	Book RE11653, Page 1725	6/14/11

Osage County, Oklahoma	Book 1452, Page 880	6/14/11

Pottawatomie County, Oklahoma	#201100008789	6/9/11

Roger Mills County, Oklahoma	Book 2081, Page 415	6/14/11

Stephens County, Oklahoma	Book 4163, Page 95	6/17/11

Texas County, Oklahoma	Book 1231, Page 492	6/9/11

Woods County, Oklahoma	Book 1111, Page 294	6/13/11

Woodward County, Oklahoma	Book 2153, Page 502	6/13/11

ANNEX V - 3

CREDIT AGREEMENT

(b) First Amendment and Supplement to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of May 10, 2012 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 33, 36 and 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Alfalfa County, Oklahoma	Book 689, Page 205	6/15/12

Beaver County, Oklahoma	Book 1270, Page 16	6/19/12

Blaine County, Oklahoma	Book 1095, Page 539	6/15/12

Caddo County, Oklahoma	Volume 2848, Page 224	6/13/12

Canadian County, Oklahoma	Book 3908, Page 195	7/18/12

Carter County, Oklahoma	Book 5523, Page 185	6/8/12

Cleveland County, Oklahoma	Book 5017, Page 213	6/18/12

Creek County, Oklahoma	Book 791, Page 101	6/7/12

Custer County, Oklahoma	Book 1559, Page 542	6/8/12

Dewey County, Oklahoma	Book 1461, Page 555	6/15/12

Garfield County, Oklahoma	Book 2090, Page 363	6/11/12

Garvin County, Oklahoma	Book 1990, Page 149	7/30/12

Grady County, Oklahoma	Book 4500, Page 100	6/8/12

Grant County, Oklahoma	Book 658, Page 40	6/21/12

Jefferson County, Oklahoma	Book 654, Page 640	6/7/12

Kay County, Oklahoma	Book 1572, Page 156	6/7/12

Kingfisher County, Oklahoma	Book 2519, Page 147	6/15/12

Leflore County, Oklahoma	Book 1835, Page 707	6/7/12

Lincoln County, Oklahoma	Book 1978, Page 181	6/7/12

Logan County, Oklahoma	Book 2326, Page 706	6/14/12

Love County, Oklahoma	Book 722, Page 17	6/7/12

Major County, Oklahoma	Book 1815, Page 1	6/7/12

McClain County, Oklahoma	Book 2059, Page 614	6/8/12

ANNEX V - 4

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Noble County, Oklahoma	Book 720, Page 842	7/9/12

Oklahoma County, Oklahoma	Book RE11977, Page 806	7/18/12

Osage County, Oklahoma	Book 1488, Page 665	6/19/12

Pottawatomie County, Oklahoma	#201200007823	6/7/12

Roger Mills County, Oklahoma	Book 2145, Page 116	6/25/12

Stephens County, Oklahoma	Book 4355, Page 219	6/7/12

Texas County, Oklahoma	Book 1249, Page 600	6/8/12

Woods County, Oklahoma	Book 1145, Page 882	6/15/12

Woodward County, Oklahoma	Book 2183, Page 373	6/15/12

(c) Second Amendment and Supplement to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of July 25, 2012 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 33, 36 and 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Alfalfa County, Oklahoma	Book 695, Page 280	8/22/12

Beaver County, Oklahoma	Book 1273, Page 705	8/15/12

Blaine County, Oklahoma	Book 1099, Page 219	8/17/12

Caddo County, Oklahoma	Volume 2857, Page 160	8/14/12

Canadian County, Oklahoma	Book 3921, Page 579	8/24/12

Carter County, Oklahoma	Book 5559, Page 107	8/13/12

Cleveland County, Oklahoma	Book RB 5044, Page 559	8/22/12

Creek County, Oklahoma	Book 802, Page 334	8/13/12

ANNEX V - 5

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Custer County, Oklahoma	Book 1568, Page 121	8/24/12

Dewey County, Oklahoma	Book 1466, Page 436	8/13/12

Garfield County, Oklahoma	Book 2100, Page 251	8/16/12

Garvin County, Oklahoma	Book 1992, Page 302	8/22/12

Grady County, Oklahoma	Book 4520, Page 281	8/14/12

Grant County, Oklahoma	Book 661, Page 434	8/20/12

Jefferson County, Oklahoma	Book 656, Page 350	8/13/12

Kay County, Oklahoma	Book 1581, Page 11	8/22/12

Kingfisher County, Oklahoma	Book 2532, Page 45	8/13/12

Leflore County, Oklahoma	Book 1841, Page 346	8/13/12

Lincoln County, Oklahoma	Book 1994, Page 517	8/13/12

Logan County, Oklahoma	Book 2343, Page 306	8/13/12

Love County, Oklahoma	Book 727, Page 260	9/4/12

Major County, Oklahoma	Book 1820, Page 402	8/13/12

McClain County, Oklahoma	Book 2068, Page 445	8/13/12

Noble County, Oklahoma	Volume 724, Page 511	9/10/12

Oklahoma County, Oklahoma	Book RE12002, Page 1237	8/15/12

Osage County, Oklahoma	Book 1493, Page 903	8/14/12

Pottawatomie County, Oklahoma	#201200012362	8/14/12

Roger Mills County, Oklahoma	Book 2152, Page 519	8/15/12

Stephens County, Oklahoma	Book 4392, Page 168	8/14/12

Texas County, Oklahoma	Book 1254, Page 336	8/13/12

ANNEX V - 6

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Woods County, Oklahoma	Book 1150, Page 657	8/14/12

Woodward County, Oklahoma	Book 2188, Page 670	8/14/12

(d) Third Amendment and Supplement to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of April 24, 2013 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 33, 36 and 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Alfalfa County, Oklahoma	Book 718, Page 455	5/20/13

Beaver County, Oklahoma	Book 1289, Page 442	5/9/13

Blaine County, Oklahoma	Book 1114, Page 279	5/15/13

Caddo County, Oklahoma	Volume 2887, Page 326	5/20/13

Canadian County, Oklahoma	Book 4017, Page 1152	5/17/13

Carter County, Oklahoma	Book 5700, Page 153	5/17/13

Cleveland County, Oklahoma	Book 5151, Page 812	5/8/13

Creek County, Oklahoma	Book 846, Page 935	5/9/13

Custer County, Oklahoma	Book 1595, Page 308	5/10/13

Dewey County, Oklahoma	Book 1490, Page 351	5/8/13

Garfield County, Oklahoma	Book 2138, Page 462	5/22/13

Garvin County, Oklahoma	Book 2017, Page 105	5/8/13

Grady County, Oklahoma	Book 4616, Page 226	5/16/13

Grant County, Oklahoma	Book 676, Page 197	5/8/13

Jefferson County, Oklahoma	Book 661, Page 744	5/8/13

Kay County, Oklahoma	Book 1607, Page 498	5/8/13

ANNEX V - 7

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Kingfisher County, Oklahoma	Book 2597, Page 27	6/10/13

Leflore County, Oklahoma	Book 1869, Page 788	5/13/13

Lincoln County, Oklahoma	Book 2053, Page 698	5/8/13

Logan County, Oklahoma	Book 2415, Page 521	5/8/13

Love County, Oklahoma	Book 740, Page 694	5/8/13

Major County, Oklahoma	Book 1840, Page 179	5/8/13

McClain County, Oklahoma	Book 2109, Page 410	5/8/13

Noble County, Oklahoma	Book 740, Page 11	5/8/13

Oklahoma County, Oklahoma	Book RE 12243, Page 298	5/13/13

Osage County, Oklahoma	Book 1519, Page 231	5/9/13

Pottawatomie County, Oklahoma	#201300007505	5/8/13

Roger Mills County, Oklahoma	Book 2191, Page 495	5/17/13

Stephens County, Oklahoma	Book 4537, Page 34	5/8/13

Texas County, Oklahoma	Book 1269, Page 63	5/8/13

Woods County, Oklahoma	Book 1171, Page 176	5/9/13

Woodward County, Oklahoma	`Book 2213, Page 49	5/16/13

(e) Fourth Amendment and Supplement to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of February 5, 2015 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Beaver County, Oklahoma	Book 1329, Page 77	4/20/15

Dewey County, Oklahoma	Book 1554, Page 553	4/20/15

Grady County, Oklahoma	Book 4898, Page 453	4/21/15

Major County, Oklahoma	Book 1898, Page 515	5/7/15

ANNEX V - 8

CREDIT AGREEMENT

(f) Fifth Amendment and Supplement to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of January 8, 2016 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Alfalfa County, Oklahoma	Book 788, Page 500	1/29/16

Beaver County, Oklahoma	Book 1340, Page 386	1/29/16

Blaine County, Oklahoma	Book 1201, Page 282	2/18/16

Caddo County, Oklahoma	Volume 2992, Page 476	1/29/16

Canadian County, Oklahoma	Book 4372, Page 223	2/1/16

Carter County, Oklahoma	Book 6206, Page 86	2/18/16

Cleveland County, Oklahoma	Book 5510, Page 33	1/29/16

Creek County, Oklahoma	Book 1015, Page 775	1/29/16

Custer County, Oklahoma	Book 1696, Page 666	2/1/16

Dewey County, Oklahoma	Book 1593, Page 201	1/29/16

Garfield County, Oklahoma	Book 2276, Page 420	2/3/16

Garvin County, Oklahoma	Book 2126, Page 470	1/29/16

Grady County, Oklahoma	Book 5005, Page 426	1/29/16

Grant County, Oklahoma	Book 719, Page 473	2/4/16

Jefferson County, Oklahoma	Book 680, Page 17	2/1/16

ANNEX V - 9

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Kay County, Oklahoma	Book 1703, Page 22	2/4/16

Kingfisher County, Oklahoma	Book 2856, Page 1	2/5/16

Leflore County, Oklahoma	Book 1960, Page 93	2/1/16

Lincoln County, Oklahoma	Book 2194, Page 51	2/1/16

Logan County, Oklahoma	Book 2634, Page 488	1/29/16

Love County, Oklahoma	Book 805, Page 375	1/29/16

Major County, Oklahoma	Book 1923, Page 115	1/29/16

McClain County, Oklahoma	Book 2279, Page 50	1/29/16

Noble County, Oklahoma	Book 792, Page 717	2/4/16

Oklahoma County, Oklahoma	Book RE 13042, Page 1382	2/12/16

Osage County, Oklahoma	Book 1607, Page 856	2/5/16

Pottawatomie County, Oklahoma	#201600001055	2/1/16

Stephens County, Oklahoma	Book 5087, Page 52	2/4/16

Texas County, Oklahoma	Book 1327, Page 536	2/1/16

Woods County, Oklahoma	Book 1235, Page 147	2/1/16

Woodward County, Oklahoma	Book 2311, Page 36	1/29/16

3. (a) Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of May 2, 2011 from Linn Energy Holdings, LLC for the benefit of BNP Paribas, as Administrative Agent, SAVE AND EXCEPT the property released in items 39, 44, 45, 46, 47, 48, 49, 50, 51 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Andrews County, Texas	Volume 1001, Page 251	6/9/11

Carson County, Texas	Volume 541, Page 58	6/9/11

ANNEX V - 10

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Crockett County, Texas	Book 742, Page 673	6/9/11

Dawson County, Texas	Book 658, Page 643	6/9/11

Ector County, Texas	#2011-00008254	6/9/11

Glasscock County, Texas	Book 167, Page 348	6/9/11

Gray County, Texas	Volume 937, Page 465	6/9/11

Hansford County, Texas	Volume 380, Page 77	6/9/11

Hemphill County, Texas	Volume 703, Page 78	6/9/11

Howard County, Texas	Volume 1225, Page 30	6/9/11

Hutchinson County, Texas	Volume 1657, Page 221	6/15/11

Lipscomb County, Texas	Volume 500, Page 531	6/9/11

Martin County, Texas	Volume 305, Page 442	6/10/11

Midland County, Texas	#2011-11191	6/10/11

Moore County, Texas	Book 699, Page 936	6/9/11

Ochiltree County, Texas	Volume 736, Page 62	6/9/11

Potter County, Texas	Volume 4329, Page 691	6/17/11

Roberts County, Texas	Volume 248, Page 19	6/9/11

Sherman County, Texas	Volume 296, Page 821	6/9/11

Upton County, Texas	Volume 853, Page 633	6/10/11

Wheeler County, Texas	Volume 637, Page 676	6/9/11

Wise County, Texas	Volume 2257, Page 1	6/9/11

ANNEX V - 11

CREDIT AGREEMENT

(b) First Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of May 10, 2012 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 39, 44, 45, 46, 47, 48, 49, 50, 51 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Andrews County, Texas	Volume 1036, Page 125	6/18/12

Carson County, Texas	Volume 561, Page 238	6/4/12

Crockett County, Texas	Book 758, Page 773	6/4/12

Dawson County, Texas	Book 682, Page 398	6/4/12

Ector County, Texas	#2012-00008567	6/6/12

Glasscock County, Texas	Book 190, Page 536	6/4/12

Gray County, Texas	Volume 956, Page 670	6/4/12

Hansford County, Texas	Volume 392, Page 401	6/4/12

Hemphill County, Texas	Volume 724, Page 707	6/4/12

Howard County, Texas	Volume 1273, Page 748	6/4/12

Hutchinson County, Texas	Volume 1711, Page 1	6/11/12

Lipscomb County, Texas	Volume 513, Page 780	6/4/12

Martin County, Texas	Volume 340, Page 262	6/5/12

Midland County, Texas	#2012-11599	6/4/12

Moore County, Texas	Book 713, Page 461	6/4/12

Ochiltree County, Texas	Volume 754, Page 496	6/4/12

Potter County, Texas	Volume 4425, Page 175	6/12/12

Roberts County, Texas	Volume 268, Page 161	6/4/12

Sherman County, Texas	Volume 302, Page 329	6/5/12

Upton County, Texas	Volume 871, Page 494	6/5/12

Wheeler County, Texas	Volume 656, Page 928	6/4/12

Wise County, Texas	Volume 2364, Page 73	6/4/12

ANNEX V - 12

CREDIT AGREEMENT

(c) Second Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of July 25, 2012 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 39, 44, 45, 46, 47, 48, 49, 50, 51 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Andrews County, Texas	Volume 1040, Page 530	8/14/12

Carson County, Texas	Volume 565, Page 373	8/10/12

Crockett County, Texas	Book 762, Page 659	8/13/12

Dawson County, Texas	Book 687, Page 778	8/10/12

Ector County, Texas	#2012-00012366	8/10/12

Glasscock County, Texas	Book 195, Page 510	8/10/12

Gray County, Texas	Volume 961, Page 147	8/10/12

Hansford County, Texas	Volume 394, Page 123	8/10/12

Hemphill County, Texas	Volume 728, Page 326	8/10/12

Howard County, Texas	Volume 1285, Page 442	8/10/12

Hutchinson County, Texas	Volume 1724, Page 101	8/10/12

Lipscomb County, Texas	Volume 516, Page 275	8/10/12

Martin County, Texas	Volume 346, Page 737	8/10/12

Midland County, Texas	#2012-17127	8/10/12

Moore County, Texas	Book 716, Page 452	8/10/12

Ochiltree County, Texas	Volume 757, Page 818	8/10/12

Potter County, Texas	#1220381	8/13/12

Roberts County, Texas	Volume 270, Page 294	8/22/12

Sherman County, Texas	Volume 303, Page 456	8/10/12

ANNEX V - 13

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Upton County, Texas	Volume 876, Page 269	8/13/12

Wheeler County, Texas	Volume 659, Page 710	8/10/12

Wise County, Texas	Volume 2382, Page 800	8/10/12

(d) Third Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of April 24, 2013 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 39, 44, 45, 46, 47, 48, 49, 50, 51 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Andrews County, Texas	Volume 1068, Page 731	5/7/13

Carson County, Texas	Volume 582, Page 45	5/6/13

Crockett County, Texas	Book 775, Page 553	5/8/13

Dawson County, Texas	Book 706, Page 444	5/6/13

Ector County, Texas	#2013-00007427	5/7/13

Glasscock County, Texas	Book 217, Page 559	5/6/13

Gray County, Texas	Volume 976, Page 133	5/14/13

Hansford County, Texas	Volume 401, Page 304	5/6/13

Hemphill County, Texas	Volume 744, Page 681	5/6/13

Howard County, Texas	Volume 1329, Page 370	5/6/13

Hutchinson County, Texas	Volume 1771, Page 94	5/13/13

Lipscomb County, Texas	Volume 525, Page 234	5/6/13

Martin County, Texas	Volume 372, Page 760	5/13/13

Midland County, Texas	#2013-10791	5/7/13

Moore County, Texas	Book 728, Page 965	5/6/13

ANNEX V - 14

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Ochiltree County, Texas	Volume 770, Page 377	5/7/13

Potter County, Texas	#1235906	5/7/13

Roberts County, Texas	Volume 281, Page 131	5/17/13

Sherman County, Texas	Volume 308, Page 203	5/6/13

Upton County, Texas	Volume 891, Page 812	5/6/13

Wheeler County, Texas	Volume 672, Page 833	5/20/13

Wise County, Texas	#201320588	5/6/13

(e) Fourth Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of January 8, 2016 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Andrews County, Texas	#16-0298	1/28/16

Carson County, Texas	Volume 648, Page 156	1/29/16

Crockett County, Texas	Book 820, Page 611	1/28/16

Dawson County, Texas	Book 783, Page 118	1/29/16

Ector County, Texas	#2016-00001422	2/1/16

Glasscock County, Texas	Volume 305, Page 212	1/28/16

Gray County, Texas	#0208435	1/29/16

Hansford County, Texas	Volume 430, Page 418	1/29/16

Howard County, Texas	Volume 1513, Page 553	1/28/16

Hutchinson County, Texas	Volume 1913, Page 294	2/1/16

Martin County, Texas	Volume 485, Page 752	1/28/16

ANNEX V - 15

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Moore County, Texas	Book 771, Page 546	1/29/16

Potter County, Texas	#1287481	2/1/16

Sherman County, Texas	Volume 321, Page 671	1/29/16

4. (a) Deed of Trust, Fixture Filing, Assignment, Security Agreement and Financing Statement (Easements) dated as of May 2, 2011 from Linn Energy Holdings, LLC for the benefit of BNP Paribas, as Administrative Agent, SAVE AND EXCEPT the property released in items 44, 45 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Hemphill County, Texas	Volume 703, Page 49	6/9/11

Lipscomb County, Texas	Volume 500, Page 505	6/9/11

Wheeler County. Texas	Volume 637, Page 650	6/9/11

(b) First Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment, Security Agreement and Financing Statement (Easements) dated as of May 10, 2012 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 44, 45 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Hemphill County, Texas	Volume 724, Page 714	6/4/12

Lipscomb County, Texas	Volume 513, Page 773	6/4/12

Wheeler County. Texas	Volume 657, Page 65	6/4/12

ANNEX V - 16

CREDIT AGREEMENT

(c) Second Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment, Security Agreement and Financing Statement (Easements) dated as of July 25 2012 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 44, 45 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Hemphill County, Texas	Volume 728, Page 320	8/10/12

Lipscomb County, Texas	Volume 516, Page 269	8/10/12

Wheeler County. Texas	Volume 659, Page 691	8/10/12

(d) Third Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment, Security Agreement and Financing Statement (Easements) dated as of April 24, 2013 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 44, 45 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Hemphill County, Texas	Volume 744, Page 675	5/6/13

Lipscomb County, Texas	Volume 525, Page 228	5/6/13

Wheeler County. Texas	Volume 672, Page 827	5/20/13

5. (a) Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of May 2, 2011 from Linn Operating, Inc. for the benefit of BNP Paribas, as Administrative Agent, SAVE AND EXCEPT the property released in item 40 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Hutchinson County, Texas	Volume 1657, Page 284	6/15/11

(b) First Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of May 10, 2012 between Linn Operating, Inc. and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in item 40 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Hutchinson County, Texas	Volume 1710, Page 332	6/11/12

ANNEX V - 17

CREDIT AGREEMENT

(c) Second Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of July 25, 2012 between Linn Operating, Inc. and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in item 40 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Hutchinson County, Texas	Volume 1724, Page 94	8/10/12

(d) Third Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of April 24, 2013 between Linn Operating, Inc. and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in item 40 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Hutchinson County, Texas	Volume 1771, Page 87	5/13/13

(e) Fourth Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of January 8, 2016 between Linn Operating, Inc. and Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Hutchinson County, Texas	Volume 1913, Page 319	2/1/16

6. (a) Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Easements) dated as of May 2, 2011 from Linn Gas Marketing, LLC for the benefit of BNP Paribas, as Administrative Agent, SAVE AND EXCEPT the property released in item 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Caddo County, Oklahoma	Volume 2810, Page 764	6/17/11

Custer County, Oklahoma	Book 1517, Page 14	6/20/11

Grady County, Oklahoma	Book 4386, Page 197	6/13/11

Roger Mills County, Oklahoma	Book 2082, Page 352	6/15/11

ANNEX V - 18

CREDIT AGREEMENT

(b) First Amendment and Supplement to Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Easements) dated as of May 10, 2012 between Linn Gas Marketing, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in item 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Caddo County, Oklahoma	Book 2848, Page 754	6/13/12

Custer County, Oklahoma	Book 1559, Page 457	6/8/12

Grady County, Oklahoma	Book 4500, Page 266	6/8/12

Roger Mills County, Oklahoma	Book 2144, Page 289	6/25/12

(c) Second Amendment and Supplement to Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Easements) dated as of July 25, 2012 between Linn Gas Marketing, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in item 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Caddo County, Oklahoma	Volume 2857, Page 673	8/14/12

Custer County, Oklahoma	Book 1568, Page 252	8/24/12

Grady County, Oklahoma	Book 4521, Page 355	8/14/12

Roger Mills County, Oklahoma	Book 2152, Page 504	8/15/12

ANNEX V - 19

CREDIT AGREEMENT

(d) Third Amendment and Supplement to Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Easements) dated as of April 24, 2013 between Linn Gas Marketing, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in item 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Caddo County, Oklahoma	Book 2887, Page 365	5/20/13

Custer County, Oklahoma	Book 1595, Page 300	5/10/13

Grady County, Oklahoma	Book 4616, Page 208	5/16/13

Roger Mills County, Oklahoma	Book 2191, Page 506	5/17/13

7. (a) Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of May 2, 2011 from Linn Gas Marketing, LLC for the benefit of BNP Paribas, as Administrative Agent, (easements and surface interests), SAVE AND EXCEPT the property released in items 45, 48 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Carson County, Texas	Volume 541, Page 92	6/9/11

Hansford County, Texas	Volume 380, Page 113	6/9/11

Hemphill County, Texas	Volume 703, Page 1	6/9/11

Hutchinson County, Texas	Volume 1657, Page 104	6/15/11

Lavaca County, Texas	Volume 545, Page 76	6/9/11

Moore County, Texas	Book 699, Page 819	6/9/11

Potter County, Texas	Volume 4329, Page 724	6/17/11

Sherman County, Texas	Volume 296, Page 855	6/9/11

Wheeler County, Texas	Volume 637, Page 556	6/9/11

ANNEX V - 20

CREDIT AGREEMENT

(b) First Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of May 10, 2012 between Linn Gas Marketing, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 45, 48 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Carson County, Texas	Volume 561, Page 246	6/4/12

Hansford County, Texas	Volume 392, Page 395	6/4/12

Hemphill County, Texas	Volume 724, Page 726	6/4/12

Hutchinson County, Texas	Volume 1710, Page 339	6/11/12

Lavaca County, Texas	Volume 580, Page 1	6/4/12

Moore County, Texas	Book 713, Page 468	6/4/12

Potter County, Texas	Volume 4425, Page 169	6/12/12

Sherman County, Texas	Volume 302, Page 336	6/5/12

Wheeler County, Texas	Volume 657, Page 77	6/4/12

(c) Second Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of July 25, 2012 between Linn Gas Marketing, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 45, 48 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Carson County, Texas	Volume 565, Page 382	8/10/12

Hansford County, Texas	Volume 394, Page 131	8/10/12

Hemphill County, Texas	Volume 728, Page 307	8/10/12

Hutchinson County, Texas	Volume 1724, Page 87	8/10/12

Lavaca County, Texas	Volume 586, Page 582	8/10/12

Moore County, Texas	Book 716, Page 445	8/10/12

Potter County, Texas	#1220380	8/13/12

Sherman County, Texas	Volume 303, Page 449	8/10/12

Wheeler County, Texas	Volume 659, Page 703	8/10/12

ANNEX V - 21

CREDIT AGREEMENT

(d) Third Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of April 24, 2013 between Linn Gas Marketing, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 45, 48 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Carson County, Texas	Volume 582, Page 37	5/6/13

Hansford County, Texas	Volume 401, Page 297	5/6/13

Hemphill County, Texas	Volume 744, Page 668	5/6/13

Hutchinson County, Texas	Volume 1771, Page 79	5/13/13

Lavaca County, Texas	Volume 613, Page 865	5/6/13

Moore County, Texas	Book 728, Page 957; re-recorded in Book 730, Page 285 to include notary seal	5/6/13; re-filed 5/30/13

Potter County, Texas	#1235907	5/7/13

Sherman County, Texas	Volume 308, Page 196	5/6/13

Wheeler County, Texas	Volume 672, Page 820	5/20/13

8. (a) Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of May 2, 2011 from Linn Exploration MidContinent, LLC to BNP Paribas, as Administrative Agent, SAVE AND EXCEPT the property released in items 34, 35 and 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Beckham County, Oklahoma	Book 2055, Page 819	6/24/11

Blaine County, Oklahoma	Book 1076, Page 536	8/22/11

Caddo County, Oklahoma	Volume 2812, Page 85	6/23/11

Canadian County, Oklahoma	Book RB 3774, Page 579	6/24/11

ANNEX V - 22

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Carter County, Oklahoma	Book 5337, Page 1	6/13/11

Comanche County, Oklahoma	Book 6439, Page 170	6/13/11

Custer County, Oklahoma	Book 1515, Page 575	6/9/11

Dewey County, Oklahoma	Book 1425, Page 221	6/9/11

Ellis County, Oklahoma	Book 837, Page 931	6/9/11

Grady County, Oklahoma	Book 4388, Page 375	6/13/11

Haskell County, Oklahoma	Book 791, Page 169	6/9/11

Roger Mills County, Oklahoma	Book 2082, Page 1	6/14/11

Stephens County, Oklahoma	Book 4163, Page 128	6/17/11

Washita County, Oklahoma	Book 1203, Page 338	6/9/11

(b) First Amendment and Supplement to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of May 10, 2012 from Linn Exploration MidContinent, LLC to Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 34, 35 and 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Beckham County, Oklahoma	Book 2092, Page 1	6/7/12

Blaine County, Oklahoma	Book 1095, Page 551	6/15/12

Caddo County, Oklahoma	Volume 2848, Page 41	6/13/12

Canadian County, Oklahoma	Book 3908, Page 186	7/18/12

Carter County, Oklahoma	Book 5523, Page 178	6/8/12

Comanche County, Oklahoma	Book 6696, Page 45	6/8/12

Custer County, Oklahoma	Book 1559, Page 517	6/8/12

ANNEX V - 23

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Dewey County, Oklahoma	Book 1461, Page 547	6/15/12

Ellis County, Oklahoma	Book 863, Page 840	6/11/12

Grady County, Oklahoma	Book 4500, Page 1	6/8/12

Haskell County, Oklahoma	Book 804, Page 729	6/7/12

Roger Mills County, Oklahoma	Book 2145, Page 1	6/25/12

Stephens County, Oklahoma	Book 4355, Page 211	6/7/12

Washita County, Oklahoma	Book 1233, Page 716	6/15/12

(c) Second Amendment and Supplement to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of July 25, 2012 from Linn Exploration MidContinent, LLC to Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 34, 35 and 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Beckham County, Oklahoma	Book 2098, Page 505	8/14/12

Blaine County, Oklahoma	Book 1099, Page 233	8/17/12

Caddo County, Oklahoma	Volume 2857, Page 489	8/14/12

Canadian County, Oklahoma	Book 3921, Page 560	8/24/12

Carter County, Oklahoma	Book 5559, Page 150	8/13/12

Comanche County, Oklahoma	Book 6763, Page 88	9/4/12

Custer County, Oklahoma	Book 1568, Page 132	8/24/12

Dewey County, Oklahoma	Book 1466, Page 427	8/13/12

Ellis County, Oklahoma	Book 867, Page 442	8/13/12

Grady County, Oklahoma	Book 4520, Page 302	8/14/12

ANNEX V - 24

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Haskell County, Oklahoma	Book 806, Page 605	8/13/12

Roger Mills County, Oklahoma	Book 2152, Page 396	8/15/12

Stephens County, Oklahoma	Book 4392, Page 158	8/14/12

Washita County, Oklahoma	Book 1237, Page 38	8/13/12

(d) Third Amendment and Supplement to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of April 24, 2013 from Linn Exploration MidContinent, LLC to Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 34, 35 and 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Beckham County, Oklahoma	Book 2124, Page 270	5/16/13

Blaine County, Oklahoma	Book 1114, Page 294	5/15/13

Caddo County, Oklahoma	Book 2887, Page 373	5/20/13

Canadian County, Oklahoma	Book 4017, Page 1030	5/17/13

Carter County, Oklahoma	Book 5700, Page 131	5/17/13

Comanche County, Oklahoma	Book 6943, Page 2	5/8/13

Custer County, Oklahoma	Book 1595, Page 273	5/10/13

Dewey County, Oklahoma	Book 1490, Page 363	5/8/13

Ellis County, Oklahoma	Book 885, Page 272	5/8/13

Grady County, Oklahoma	Book 4616, Page 248	5/16/13

Haskell County, Oklahoma	Book 820, Page 850	5/8/13

Roger Mills County, Oklahoma	Book 2192, Page 1	5/17/13

Stephens County, Oklahoma	Book 4537, Page 50	5/8/13

Washita County, Oklahoma	Book 1251, Page 820	5/8/13

ANNEX V - 25

CREDIT AGREEMENT

(e) Fourth Amendment and Supplement to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of January 8, 2016 from Linn Exploration MidContinent, LLC to Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Blaine County, Oklahoma	Book 1201, Page 267	2/18/16

Caddo County, Oklahoma	Volume 2992, Page 498	1/29/16

Canadian County, Oklahoma	Book 4372, Page 256	2/1/16

Carter County, Oklahoma	Book 6206, Page 125	2/18/16

Custer County, Oklahoma	Book 1696, Page 687	2/1/16

Dewey County, Oklahoma	Book 1593, Page 216	1/29/16

Grady County, Oklahoma	Book 5005, Page 460	1/29/16

Haskell County, Oklahoma	Book 862, Page 503	2/1/16

Stephens County, Oklahoma	Book 5087, Page 37	2/4/16

Washita County, Oklahoma	Book 1307, Page 77	2/1/16

9. (a) Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of May 2, 2011 from Linn Exploration MidContinent, LLC for the benefit of BNP Paribas, as Administrative Agent, SAVE AND EXCEPT the property released in items 45 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Hemphill County, Texas	Volume 703, Page 154	6/9/11

Wheeler County, Texas	Volume 637, Page 623	6/9/11

ANNEX V - 26

CREDIT AGREEMENT

(b) First Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of May 10, 2012 between Linn Exploration MidContinent, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 45 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Hemphill County, Texas	Volume 724, Page 720	6/4/12

Wheeler County, Texas	Volume 657, Page 71	6/4/12

(c) Second Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of July 25, 2012 between Linn Exploration MidContinent, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 45 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Hemphill County, Texas	Volume 728, Page 314	8/10/12

Wheeler County, Texas	Volume 659, Page 697	8/10/12

(d) Third Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of April 24, 2013 between Linn Exploration MidContinent, LLC and Wells Fargo Bank, National Association, SAVE AND EXCEPT the property released in items 45 and 58 below, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Hemphill County, Texas	Volume 744, Page 690	5/6/13

Wheeler County, Texas	Volume 672, Page 842	5/20/13

ANNEX V - 27

CREDIT AGREEMENT

10. (a) Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of May 2, 2011 from Mid-Continent I, LLC for the benefit of BNP Paribas, as Administrative Agent, SAVE AND EXCEPT the property released in items 34, 35, 36 and 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Atoka County, Oklahoma	Book 812, Page 354	6/13/11

Beaver County, Oklahoma	Book 1248, Page 753	6/16/11

Beckham County, Oklahoma	Book 2055, Page 647	6/24/11

Blaine County, Oklahoma	Book 1076, Page 509	8/22/11

Caddo County, Oklahoma	Volume 2812, Page 1	6/23/11

Canadian County, Oklahoma	Book 3774, Page 552	6/24/11

Carter County, Oklahoma	Book 5337, Page 28	6/13/11

Cleveland County, Oklahoma	Book 4878, Page 1456	6/17/11

Dewey County, Oklahoma	Book 1425, Page 249	6/9/11

Ellis County, Oklahoma	Book 837, Page 861	6/9/11

Garvin County, Oklahoma	Book 1946, Page 282	6/13/11

Grady County, Oklahoma	Book 4387, Page 365	6/13/11

Harper County, Oklahoma	Book 669, Page 160	6/9/11

Kingfisher County, Oklahoma	Book 2404, Page 135	6/9/11

Major County, Oklahoma	Book 1792, Page 84	6/13/11

McClain County, Oklahoma	Book 2010, Page 1	6/13/11

Noble County, Oklahoma	Volume 695, Page 635	6/13/11

Oklahoma County, Oklahoma	Book RE11653, Page 1698	6/14/11

Pushmataha County, Oklahoma	Book 527, Page 622	6/9/11

Roger Mills County, Oklahoma	Book 2081, Page 442	6/14/11

Stephens County, Oklahoma	Book 4163, Page 157	6/17/11

ANNEX V - 28

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Washington County, Oklahoma	Book 1099, Page 1479	6/10/11

Woods County, Oklahoma	Book 1111, Page 324	6/13/11

Woodward County, Oklahoma	Book 2153, Page 416	6/13/11

(b) First Amendment and Supplement to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of May 10, 2012 between Mid-Continent I, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 34, 35, 36 and 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Atoka County, Oklahoma	Book 825, Page 20	6/7/12

Beaver County, Oklahoma	Book 1269, Page 789	6/19/12

Beckham County, Oklahoma	Book 2091, Page 814	6/7/12

Blaine County, Oklahoma	Book 1095, Page 559	6/15/12

Caddo County, Oklahoma	Volume 2848, Page 31	6/13/12

Canadian County, Oklahoma	Book 3908, Page 288	7/18/12

Carter County, Oklahoma	Book 5523, Page 226	6/8/12

Cleveland County, Oklahoma	Book 5017, Page 201	6/18/12

Dewey County, Oklahoma	Book 1461, Page 511	6/15/12

Ellis County, Oklahoma	Book 863, Page 809	6/11/12

Garvin County, Oklahoma	Book 1990, Page 158	7/30/12

Grady County, Oklahoma	Book 4499, Page 321	6/8/12

Harper County, Oklahoma	Book 681, Page 265	6/8/12

Kingfisher County, Oklahoma	Book 2519, Page 113	6/15/12

Major County, Oklahoma	Book 1814, Page 522	6/7/12

ANNEX V - 29

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
McClain County, Oklahoma	Book 2059, Page 584	6/8/12

Noble County, Oklahoma	Book 720, Page 834	7/9/12

Oklahoma County, Oklahoma	Book RE11977, Page 816	7/18/12

Pushmataha County, Oklahoma	Book 536, Page 581	6/7/12

Roger Mills County, Oklahoma	Book 2145, Page 108	6/25/12

Stephens County, Oklahoma	Book 4355, Page 187	6/7/12

Washington County, Oklahoma	Book 1109, Page 1840	6/8/12

Woods County, Oklahoma	Book 1145, Page 848	6/15/12

Woodward County, Oklahoma	Book 2183, Page 331	6/15/12

(c) Second Amendment and Supplement to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of July 25, 2012 between Mid-Continent I, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 34, 35, 36 and 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Atoka County, Oklahoma	Book 827, Page 412	8/13/12

Beaver County, Oklahoma	Book 1273, Page 732	8/15/12

Beckham County, Oklahoma	Book 2098, Page 632	8/14/12

Blaine County, Oklahoma	Book 1099, Page 242	8/17/12

Caddo County, Oklahoma	Volume 2857, Page 198	8/14/12

Canadian County, Oklahoma	Book 3921, Page 570	8/24/12

Carter County, Oklahoma	Book 5559, Page 158	8/13/12

ANNEX V - 30

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Cleveland County, Oklahoma	RB Book 5044, Page 573	8/22/12

Dewey County, Oklahoma	Book 1466, Page 418	8/13/12

Ellis County, Oklahoma	Book 867, Page 427	8/13/12

Garvin County, Oklahoma	Book 1992, Page 293	8/22/12

Grady County, Oklahoma	Book 4520, Page 293	8/14/12

Harper County, Oklahoma	Book 682, Page 440	8/13/12

Kingfisher County, Oklahoma	Book 2532, Page 98	8/13/12

Major County, Oklahoma	Book 1820, Page 392	8/13/12

McClain County, Oklahoma	Book 2068, Page 434	8/13/12

Noble County, Oklahoma	Volume 724, Page 487	9/10/12

Oklahoma County, Oklahoma	Book RE12002, Page 1228	8/15/12

Pushmataha County, Oklahoma	Book 538, Page 223	8/13/12

Roger Mills County, Oklahoma	Book 2152, Page 257	8/15/12

Stephens County, Oklahoma	Book 4392, Page 149	8/14/12

Washington County, Oklahoma	Book 1111, Page 1640	8/16/12

Woods County, Oklahoma	Book 1150, Page 648	8/14/12

Woodward County, Oklahoma	Book 2188, Page 657	8/14/12

ANNEX V - 31

CREDIT AGREEMENT

(d) Third Amendment and Supplement to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of April 24, 2013 between Mid-Continent I, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 34, 35, 36 and 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Atoka County, Oklahoma	Book 840, Page 450	5/9/13

Beaver County, Oklahoma	Book 1289, Page 453	5/9/13

Beckham County, Oklahoma	Book 2124, Page 258	5/16/13

Blaine County, Oklahoma	Book 1114, Page 304	5/15/13

Caddo County, Oklahoma	Volume 2887, Page 314	5/20/13

Canadian County, Oklahoma	Book 4017, Page 1041	5/17/13

Carter County, Oklahoma	Book 5700, Page 140	5/17/13

Cleveland County, Oklahoma	Book 5151, Page 827	5/8/13

Dewey County, Oklahoma	Book 1490, Page 373	5/8/13

Ellis County, Oklahoma	Book 885, Page 256	5/8/13

Garvin County, Oklahoma	Book 2017, Page 95	5/8/13

Grady County, Oklahoma	Book 4616, Page 216	5/16/13

Harper County, Oklahoma	Book 689, Page 769	5/8/13

Kingfisher County, Oklahoma	Book 2597, Page 126	6/10/13

Major County, Oklahoma	Book 1840, Page 168	5/8/13

McClain County, Oklahoma	Book 2109, Page 398	5/8/13

Noble County, Oklahoma	Book 740, Page 1	5/8/13

Oklahoma County, Oklahoma	Book RE 12243, Page 288	5/13/13

Pushmataha County, Oklahoma	Book 545, Page 397	5/8/13

Roger Mills County, Oklahoma	Book 2191, Page 485	5/17/13

Stephens County, Oklahoma	Book 4537, Page 24	5/8/13

ANNEX V - 32

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Washington County, Oklahoma	Book 1119, Page 313	5/8/13

Woods County, Oklahoma	Book 1171, Page 166	5/9/13

Woodward County, Oklahoma	Book 2213, Page 35	5/16/13

(e) Fourth Amendment and Supplement to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of January 8, 2016 between Mid-Continent I, LLC and Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Beaver County, Oklahoma	Book 1340, Page 401	1/29/16

Blaine County, Oklahoma	Book 1201, Page 300	2/18/16

Caddo County, Oklahoma	Volume 2992, Page 517	1/29/16

Canadian County, Oklahoma	Book 4372, Page 286	2/1/16

Carter County, Oklahoma	Book 6206, Page 161	2/18/16

Cleveland County, Oklahoma	Book 5510, Page 59	1/29/16

Dewey County, Oklahoma	Book 1593, Page 228	1/29/16

Garvin County, Oklahoma	Book 2126, Page 505	1/29/16

Grady County, Oklahoma	Book 5005, Page 491	1/29/16

Harper County, Oklahoma	Book 715, Page 699	2/23/16

Kingfisher County, Oklahoma	Book 2856, Page 25	2/5/16

Major County, Oklahoma	Book 1923, Page 148	1/29/16

McClain County, Oklahoma	Book 2279, Page 65	1/29/16

Noble County, Oklahoma	Book 792, Page 697	2/4/16

Oklahoma County, Oklahoma	Book RE 13042, Page 1465	2/12/16

ANNEX V - 33

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Stephens County, Oklahoma	Book 5087, Page 20	2/4/16

Woods County, Oklahoma	Book 1235, Page 164	2/1/16

Woodward County, Oklahoma	Book 2311, Page 56	1/29/16

11. (a) Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Easements) dated as of May 2, 2011 from Mid-Continent I, LLC to BNP Paribas, as Administrative Agent, SAVE AND EXCEPT the property released in item 35 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Beaver County, Oklahoma	Book 1249, Page 94	6/16/11

Caddo County, Oklahoma	Volume 2810, Page 792	6/17/11

Ellis County, Oklahoma	Book 838, Page 183	6/13/11

Harper County, Oklahoma	Book 669, Page 285	6/13/11

(b) First Amendment and Supplement to Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Easements) dated as of May 10, 2012 between Mid-Continent I, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in item 35 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Beaver County, Oklahoma	Book 1270, Page 84	6/19/12

Caddo County, Oklahoma	Volume 2848, Page 747	6/13/12

Ellis County, Oklahoma	Book 863, Page 888	6/11/12

Harper County, Oklahoma	Book 681, Page 314	6/8/12

ANNEX V - 34

CREDIT AGREEMENT

(c) Second Amendment and Supplement to Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Easements) dated as of July 25, 2012 between Mid-Continent I, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in item 35 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Beaver County, Oklahoma	Book 1273, Page 743	8/15/12

Caddo County, Oklahoma	Volume 2857, Page 680	8/14/12

Ellis County, Oklahoma	Book 867, Page 450	8/13/12

Harper County, Oklahoma	Book 682, Page 464	8/13/12

(d) Third Amendment and Supplement to Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Easements) dated as of April 24, 2013 between Mid-Continent I, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in item 35 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Beaver County, Oklahoma	Book 1289, Page 465	5/9/13

Caddo County, Oklahoma	Book 2887, Page 306	5/20/13

Ellis County, Oklahoma	Book 885, Page 248	5/8/13

Harper County, Oklahoma	Book 689, Page 782	5/8/13

12. (a) Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of May 2, 2011 from Mid-Continent II, LLC to BNP Paribas, as Administrative Agent, SAVE AND EXCEPT the property released in items 34, 35, 36, 37, 38, 52, 53 and 54 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Alfalfa County, Oklahoma	Book 657, Page 156	6/9/11

Beaver County, Oklahoma	Book 1249, Page 1	6/16/11

Beckham County, Oklahoma	Book 2055, Page 676	6/24/11

Blaine County, Oklahoma	Book 1076, Page 595	8/22/11

Caddo County, Oklahoma	Volume 2812, Page 293	6/23/11

Canadian County, Oklahoma	Book 3774, Page 608	6/24/11

ANNEX V - 35

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Carter County, Oklahoma	Book 5337, Page 58	6/13/11

Cleveland County, Oklahoma	Book 4878, Page 1487	6/17/11

Coal County, Oklahoma	Book 773, Page 411	6/9/11

Comanche County, Oklahoma	Book 6439, Page 198	6/13/11

Creek County, Oklahoma	Book 748, Page 429	6/9/11

Custer County, Oklahoma	Book 1515, Page 620	6/9/11

Dewey County, Oklahoma	Book 1425, Page 276	6/9/11

Ellis County, Oklahoma	Book 837, Page 894	6/9/11

Garfield County, Oklahoma	Book 2035, Page 718	6/14/11

Garvin County, Oklahoma	Book 1946, Page 309	6/13/11

Grady County, Oklahoma	Book 4388, Page 1	6/13/11

Grant County, Oklahoma	Book 631, Page 244	6/23/11

Harper County, Oklahoma	Book 669, Page 190	6/9/11

Haskell County, Oklahoma	Book 791, Page 197	6/9/11

Hughes County, Oklahoma	Book 1223, Page 560	6/16/11

Johnston County, Oklahoma	Book 0286, Page 154	7/25/11

Kay County, Oklahoma	Book 1530, Page 413	6/9/11

Kingfisher County, Oklahoma	Book 2404, Page 162	6/9/11

Major County, Oklahoma	Book 1792, Page 112	6/13/11

Marshall County, Oklahoma	Book 959, Page 271	6/13/11

McClain County, Oklahoma	Book 2010, Page 30	6/13/11

Murray County, Oklahoma	Book 1038, Page 17	6/9/11

Oklahoma County, Oklahoma	Book RE11653, Page 1755	6/14/11

ANNEX V - 36

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Osage County, Oklahoma	Book 1452, Page 925	6/14/11

Pittsburg County, Oklahoma	Book 1881, Page 504	6/16/11

Roger Mills County, Oklahoma	Book 2081, Page 469	6/14/11

Stephens County, Oklahoma	Book 4163, Page 184	6/17/11

Texas County, Oklahoma	Book 1231, Page 519	6/9/11

Washita County, Oklahoma	Book 1203, Page 404	6/9/11

Woods County, Oklahoma	Book 1111, Page 351	6/13/11

Woodward County, Oklahoma	Book 2153, Page 447	6/13/11

(b) First Amendment and Supplement to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of May 10, 2012 between Mid-Continent II, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 34, 35, 36, 37, 38, 52, 53 and 54 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Alfalfa County, Oklahoma	Book 689, Page 223	6/15/12

Beaver County, Oklahoma	Book 1270, Page 1	6/19/12

Beckham County, Oklahoma	Book 2091, Page 824	6/7/12

Blaine County, Oklahoma	Book 1095, Page 567	6/15/12

Caddo County, Oklahoma	Volume 2848, Page 260	6/13/12

Canadian County, Oklahoma	Book 3908, Page 296	7/18/12

Carter County, Oklahoma	Book 5523, Page 237	6/8/12

Cleveland County, Oklahoma	Book 5017, Page 225	6/18/12

Coal County, Oklahoma	Book 786, Page 188	6/7/12

ANNEX V - 37

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Comanche County, Oklahoma	Book 6696, Page 16	6/8/12

Creek County, Oklahoma	Book 791, Page 109	6/7/12

Custer County, Oklahoma	Book 1559, Page 464	6/8/12

Dewey County, Oklahoma	Book 1461, Page 519	6/15/12

Ellis County, Oklahoma	Book 863, Page 823	6/11/12

Garfield County, Oklahoma	Book 2090, Page 349	6/11/12

Garvin County, Oklahoma	Book 1990, Page 166	7/30/12

Grady County, Oklahoma	Book 4499, Page 329	6/8/12

Grant County, Oklahoma	Book 658, Page 50	6/21/12

Harper County, Oklahoma	Book 681, Page 276	6/8/12

Haskell County, Oklahoma	Book 804, Page 719	6/7/12

Hughes County, Oklahoma	Book 1241, Page 348	6/7/12

Johnston County, Oklahoma	Book 294, Page 590	6/11/12

Kay County, Oklahoma	Book 1572, Page 148	6/7/12

Kingfisher County, Oklahoma	Book 2519, Page 121	6/15/12

Major County, Oklahoma	Book 1814, Page 531	6/7/12

Marshall County, Oklahoma	Book 988, Page 512	6/8/12

McClain County, Oklahoma	Book 2059, Page 594	6/8/12

Murray County, Oklahoma	Book 1092, Page 215	8/13/12

Oklahoma County, Oklahoma	Book RE11977, Page 824	7/18/12

Osage County, Oklahoma	Book 1490, Page 874	7/16/12

Pittsburg County, Oklahoma	Book 1955, Page 300	6/11/12

ANNEX V - 38

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Roger Mills County, Oklahoma	Book 2144, Page 407	6/25/12

Stephens County, Oklahoma	Book 4355, Page 195	6/7/12

Texas County, Oklahoma	Book 1249, Page 590	6/8/12

Washita County, Oklahoma	Book 1233, Page 624	6/15/12

Woods County, Oklahoma	Book 1145, Page 856	6/15/12

Woodward County, Oklahoma	Book 2183, Page 343	6/15/12

(c) Second Amendment and Supplement to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of July 25, 2012 between Mid-Continent II, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 34, 35, 36, 37, 38, 52, 53 and 54 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Alfalfa County, Oklahoma	Book 695, Page 300	8/22/12

Beaver County, Oklahoma	Book 1273, Page 715	8/15/12

Beckham County, Oklahoma	Book 2098, Page 383	8/14/12

Blaine County, Oklahoma	Book 1099, Page 251	8/17/12

Caddo County, Oklahoma	Volume 2857, Page 209	8/14/12

Canadian County, Oklahoma	Book 3921, Page 674	8/24/12

Carter County, Oklahoma	Book 5559, Page 170	8/13/12

Cleveland County, Oklahoma	RB Book 5044, Page 586	8/22/12

Coal County, Oklahoma	Book 788, Page 875	8/13/12

Comanche County, Oklahoma	Book 6763, Page 97	9/4/12

Creek County, Oklahoma	Book 802, Page 324	8/13/12

Custer County, Oklahoma	Book 1568, Page 158	8/24/12

ANNEX V - 39

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Dewey County, Oklahoma	Book 1466, Page 388	8/13/12

Ellis County, Oklahoma	Book 867, Page 408	8/13/12

Garfield County, Oklahoma	Book 2100, Page 235	8/16/12

Garvin County, Oklahoma	Book 1992, Page 313	8/22/12

Grady County, Oklahoma	Book 4521, Page 1	8/14/12

Grant County, Oklahoma	Book 661, Page 446	8/20/12

Harper County, Oklahoma	Book 682, Page 452	8/13/12

Haskell County, Oklahoma	Book 806, Page 593	8/13/12

Hughes County, Oklahoma	Book 1246, Page 151	8/13/12

Johnston County, Oklahoma	Book 296, Page 375	8/13/12

Kay County, Oklahoma	Book 1581, Page 1	8/22/12

Kingfisher County, Oklahoma	Book 2532, Page 107	8/13/12

Major County, Oklahoma	Book 1820, Page 268	8/13/12

Marshall County, Oklahoma	Book 993, Page 509	8/14/12

McClain County, Oklahoma	Book 2068, Page 412	8/13/12

Murray County, Oklahoma	Book 1092, Page 223	8/13/12

Oklahoma County, Oklahoma	Book RE12002, Page 1218	8/15/12

Osage County, Oklahoma	Book 1493, Page 893	8/14/12

Pittsburg County, Oklahoma	Book 1972, Page 267	8/14/12

Roger Mills County, Oklahoma	Book 2152, Page 266	8/15/12

Stephens County, Oklahoma	Book 4392, Page 194	8/14/12

Texas County, Oklahoma	Book 1254, Page 324	8/13/12

ANNEX V - 40

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Washita County, Oklahoma	Book 1237, Page 85	8/13/12

Woods County, Oklahoma	Book 1150, Page 620	8/14/12

Woodward County, Oklahoma	Book 2188, Page 625	8/14/12

(d) Third Amendment and Supplement to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of April 24, 2013 between Mid-Continent II, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 34, 35, 36, 37, 38, 52, 53 and 54 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Alfalfa County, Oklahoma	Book 718, Page 476	5/20/13

Beaver County, Oklahoma	Book 1289, Page 473	5/9/13

Beckham County, Oklahoma	Book 2124, Page 134	5/16/13

Blaine County, Oklahoma	Book 1114, Page 121	5/15/13

Caddo County, Oklahoma	Volume 2887, Page 558	5/20/13

Canadian County, Oklahoma	Book 4017, Page 1051	5/17/13

Carter County, Oklahoma	Book 5700, Page 197	5/17/13

Cleveland County, Oklahoma	Book 5151, Page 797	5/8/13

Coal County, Oklahoma	Book 798, Page 780	5/9/13

Comanche County, Oklahoma	Book 6943, Page 21	5/8/13

Creek County, Oklahoma	Book 846, Page 946	5/9/13

Custer County, Oklahoma	Book 1595, Page 320	5/10/13

Dewey County, Oklahoma	Book 1490, Page 319	5/8/13

Ellis County, Oklahoma	Book 885, Page 227	5/8/13

Garfield County, Oklahoma	Book 2138, Page 444	5/22/13

ANNEX V - 41

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Garvin County, Oklahoma	Book 2017, Page 70	5/8/13

Grady County, Oklahoma	Book 4616, Page 349	5/16/13

Grant County, Oklahoma	Book 676, Page 185	5/8/13

Harper County, Oklahoma	Book 689, Page 755	5/8/13

Haskell County, Oklahoma	Book 820, Page 836	5/8/13

Hughes County, Oklahoma	Book 1261, Page 888	5/8/13

Johnston County, Oklahoma	Book 304, Page 412	5/8/13

Kay County, Oklahoma	Book 1607, Page 486	5/8/13

Kingfisher County, Oklahoma	Book 2597, Page 81	6/10/13

Major County, Oklahoma	Book 1840, Page 241	5/8/13

Marshall County, Oklahoma	Book 1011, Page 438	5/8/13

McClain County, Oklahoma	Book 2109, Page 374	5/8/13

Murray County, Oklahoma	Book 1126, Page 168	5/9/13

Oklahoma County, Oklahoma	Book RE 12243, Page 276	5/13/13

Osage County, Oklahoma	Book 1519, Page 267	5/9/13

Pittsburg County, Oklahoma	Book 2029, Page 148	5/8/13

Roger Mills County, Oklahoma	Book 2192, Page 110	5/17/13

Stephens County, Oklahoma	Book 4537, Page 4	5/8/13

Texas County, Oklahoma	Book 1269, Page 49	5/8/13

Washita County, Oklahoma	Book 1251, Page 868	5/8/13

Woods County, Oklahoma	Book 1171, Page 136	5/9/13

Woodward County, Oklahoma	Book 2213, Page 1	5/16/13

ANNEX V - 42

CREDIT AGREEMENT

(e) Fourth Amendment and Supplement to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of January 8, 2016 between Mid-Continent II, LLC and Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Alfalfa County, Oklahoma	Book 788, Page 515	1/29/16

Beaver County, Oklahoma	Book 1340, Page 415	1/29/16

Blaine County, Oklahoma	Book 1201, Page 317	2/18/16

Caddo County, Oklahoma	Volume 2992, Page 538	1/29/16

Canadian County, Oklahoma	Book 4372, Page 318	2/1/16

Carter County, Oklahoma	Book 6206, Page 199	2/18/16

Cleveland County, Oklahoma	Book 5510, Page 84	1/29/16

Coal County, Oklahoma	Book 839, Page 107	2/8/16

Creek County, Oklahoma	Book 1015, Page 790	1/29/16

Custer County, Oklahoma	Book 1696, Page 705	2/1/16

Dewey County, Oklahoma	Book 1593, Page 242	1/29/16

Garfield County, Oklahoma	Book 2276, Page 402	2/3/16

Garvin County, Oklahoma	Book 2126, Page 539	1/29/16

Grady County, Oklahoma	Book 5005, Page 524	1/29/16

Grant County, Oklahoma	Book 719, Page 488	2/4/16

Harper County, Oklahoma	Book 715, Page 712	2/23/16

Haskell County, Oklahoma	Book 862, Page 520	2/1/16

Hughes County, Oklahoma	Book 1338, Page 38	2/1/16

Kay County, Oklahoma	Book 1703, Page 5	2/4/16

Kingfisher County, Oklahoma	Book 2856, Page 48	2/5/16

ANNEX V - 43

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Major County, Oklahoma	Book 1923, Page 180	1/29/16

McClain County, Oklahoma	Book 2279, Page 79	1/29/16

Oklahoma County, Oklahoma	Book RE 13042, Page 1298	2/12/16

Osage County, Oklahoma	Book 1607, Page 903	2/5/16

Pittsburg County, Oklahoma	Book 2219, Page 504	2/1/16

Stephens County, Oklahoma	Book 5087, Page 1	2/4/16

Texas County, Oklahoma	Book 1327, Page 598	2/1/16

Washita County, Oklahoma	Book 1307, Page 93	2/1/16

Woods County, Oklahoma	Book 1235, Page 180	2/1/16

Woodward County, Oklahoma	Book 2311, Page 75	1/29/16

13. (a) Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Easements) dated as of May 2, 2011 from Mid-Continent II, LLC to BNP Paribas, as Administrative Agent, SAVE AND EXCEPT the property released in items 34 and 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Beckham County, Oklahoma	Book 2053, Page 631	6/13/11

Blaine County, Oklahoma	Book 1070, Page 532	6/14/11

Caddo County, Oklahoma	Volume 2810, Page 818	6/17/11

Canadian County, Oklahoma	Book 3771, Page 84	6/14/11

Carter County, Oklahoma	Book 5337, Page 185	6/13/11

Cleveland County, Oklahoma	Book 4879, Page 277	6/20/11

Comanche County, Oklahoma	Book 6440, Page 1	6/13/11

Custer County, Oklahoma	Book 1517, Page 41	6/20/11

ANNEX V - 44

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Dewey County, Oklahoma	Book 1426, Page 186	6/13/11

Garvin County, Oklahoma	Book 1946, Page 354	6/13/11

Grady County, Oklahoma	Book 4386, Page 171	6/13/11

Major County, Oklahoma	Book 1792, Page 269	6/13/11

Roger Mills County, Oklahoma	Book 2082, Page 379	6/15/11

Seminole County, Oklahoma	Book 3371, Page 275	6/13/11

Stephens County, Oklahoma	Book 4161, Page 94	6/13/11

Texas County, Oklahoma	Book 1231, Page 638	6/13/11

Washita County, Oklahoma	Book 1203, Page 750	6/13/11

Woods County, Oklahoma	Book 1111, Page 406	6/13/11

Woodward County, Oklahoma	Book 2153, Page 531	6/13/11

(b) First Amendment and Supplement to Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Easements) dated as of May 10, 2012 between Mid-Continent II, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 34 and 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Beckham County, Oklahoma	Book 2092, Page 152	6/7/12

Blaine County, Oklahoma	Book 1095, Page 721	6/15/12

Caddo County, Oklahoma	Volume 2848, Page 739	6/13/12

Canadian County, Oklahoma	Book 3908, Page 498	7/18/12

Carter County, Oklahoma	Book 5523, Page 171	6/8/12

Cleveland County, Oklahoma	Book 5017, Page 236	6/18/12

Comanche County, Oklahoma	Book 6696, Page 53	6/8/12

ANNEX V - 45

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Custer County, Oklahoma	Book 1559, Page 450	6/8/12

Dewey County, Oklahoma	Book 1462, Page 1	6/15/12

Garvin County, Oklahoma	Book 1990, Page 187	7/30/12

Grady County, Oklahoma	Book 4500, Page 259	6/8/12

Major County, Oklahoma	Book 1815, Page 114	6/7/12

Roger Mills County, Oklahoma	Book 2144, Page 282	6/25/12

Seminole County, Oklahoma	Book 3475, Page 1	6/7/12

Stephens County, Oklahoma	Book 4355, Page 289	6/7/12

Texas County, Oklahoma	Book 1249, Page 608	6/8/12

Washita County, Oklahoma	Book 1233, Page 616	6/15/12

Woods County, Oklahoma	Book 1145, Page 934	6/15/12

Woodward County, Oklahoma	Book 2183, Page 443	6/15/12

(c) Second Amendment and Supplement to Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Easements) dated as of July 25 2012 between Mid-Continent II, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 34 and 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Beckham County, Oklahoma	Book 2098, Page 624	8/14/12

Blaine County, Oklahoma	Book 1099, Page 418	8/17/12

Caddo County, Oklahoma	Volume 2857, Page 687	8/14/12

Canadian County, Oklahoma	Book 3921, Page 773	8/24/12

Carter County, Oklahoma	Book 5559, Page 211	8/13/12

Cleveland County, Oklahoma	RB Book 5044, Page 551	8/22/12

ANNEX V - 46

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Comanche County, Oklahoma	Book 6763, Page 80	9/4/12

Custer County, Oklahoma	Book 1568, Page 244	8/24/12

Dewey County, Oklahoma	Book 1466, Page 457	8/13/12

Garvin County, Oklahoma	Book 1992, Page 336	8/22/12

Grady County, Oklahoma	Book 4521, Page 362	8/14/12

Major County, Oklahoma	Book 1820, Page 463	8/13/12

Roger Mills County, Oklahoma	Book 2152, Page 511	8/15/12

Seminole County, Oklahoma	Book 3500, Page 265	8/22/12

Stephens County, Oklahoma	Book 4392, Page 222	8/14/12

Texas County, Oklahoma	Book 1254, Page 316	8/13/12

Washita County, Oklahoma	Book 1237, Page 148	8/13/12

Woods County, Oklahoma	Book 1150, Page 670	8/14/12

Woodward County, Oklahoma	Book 2188, Page 691	8/14/12

(d) Third Amendment and Supplement to Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Easements) dated as of April 24, 2013 between Mid-Continent II, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 34 and 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Beckham County, Oklahoma	Book 2124, Page 125	5/16/13

Blaine County, Oklahoma	Book 1114, Page 112	5/15/13

Caddo County, Oklahoma	Book 2887, Page 296	5/20/13

Canadian County, Oklahoma	Book 4017, Page 1021	5/17/13

Carter County, Oklahoma	Book 5700, Page 122	5/17/13

ANNEX V - 47

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Cleveland County, Oklahoma	Book 5151, Page 788	5/8/13

Comanche County, Oklahoma	Book 6943, Page 12	5/8/13

Custer County, Oklahoma	Book 1595, Page 264	5/10/13

Dewey County, Oklahoma	Book 1490, Page 310	5/8/13

Garvin County, Oklahoma	Book 2017, Page 61	5/8/13

Grady County, Oklahoma	Book 4616, Page 239	5/16/13

Major County, Oklahoma	Book 1840, Page 159	5/8/13

Roger Mills County, Oklahoma	Book 2191, Page 514	5/17/13

Seminole County, Oklahoma	Book 3582, Page 138	5/8/13

Stephens County, Oklahoma	Book 4536, Page 287	5/8/13

Texas County, Oklahoma	Book 1269, Page 40	5/8/13

Washita County, Oklahoma	Book 1251, Page 810	5/8/13

Woods County, Oklahoma	Book 1171, Page 127	5/9/13

Woodward County, Oklahoma	Book 2212, Page 742	5/16/13

14. UCC Financing Statements with the following debtors and BNP Paribas, as Administrative Agent, as secured party, covering all assets, filed with the Delaware Secretary of State as follows:

DEBTOR	FILING INFORMATION	FILE DATE
Linn Energy, LLC	#2011 2284704	6/15/11; assigned 6/18/12 by #20122350116 to Wells Fargo Bank, National Association

Linn Energy Holdings, LLC	#2011 1923328	5/20/11; assigned 6/18/12 by #20122350041 to Wells Fargo Bank, National Association

ANNEX V - 48

CREDIT AGREEMENT

DEBTOR	FILING INFORMATION	FILE DATE
Linn Operating, Inc.	#2011 1923377	5/20/11; assigned 6/18/12 by #20122350264 to Wells Fargo Bank, National Association

Linn Gas Marketing, LLC, now known as Linn Midstream, LLC	#2011 1923419	5/20/11; assigned 6/18/12 by #20122350272 to Wells Fargo Bank, National Association; amended 10/29/13 #2013 4235280 to change debtor’s name to Linn Midstream, LLC

Mid-Continent I, LLC	#2011 1923245	5/20/11; assigned 6/19/12 by #20122362319 to Wells Fargo Bank, National Association

Mid-Continent II, LLC	#2011 1923294	5/20/11; assigned 6/19/12 by #20122362293 to Wells Fargo Bank, National Association

Mid-Continent Holdings I, LLC	#2011 2284654	6/15/11; assigned 6/18/12 by #20122350165 to Wells Fargo Bank, National Association

Mid-Continent Holdings II, LLC	#2011 2284571	6/15/11; assigned 6/18/12 by #20122350132 to Wells Fargo Bank, National Association

Linn Exploration & Production Michigan LLC	#2011 2284555	6/15/11; assigned 6/18/12 by #20122350140 to Wells Fargo Bank, National Association

Linn Exploration & Production Michigan Midstream LLC	#2011 2284522	6/15/11; assigned 6/19/12 by #20122356196 to Wells Fargo Bank, National Association; merged out of existence in 2011

Linn Gas Processing MI LLC	#2011 2270141	6/14/11; assigned 6/19/12 by #20122356188 to Wells Fargo Bank, National Association; merged out of existence in 2012

Linn Midwest Energy LLC	#2011 2270042	6/14/11; assigned 6/18/12 by #20122350298 to Wells Fargo Bank, National Association

ANNEX V - 49

CREDIT AGREEMENT

15. UCC Financing Statement with Linn Exploration Midcontinent, LLC, as debtor and BNP Paribas, as Administrative Agent, as secured party, covering all assets, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Oklahoma County, Oklahoma	#20110609020558840	6/9/11; assigned on 9/21/12 by #20120921020981040 to Wells Fargo Bank, National Association

16. Memorandum of Assignment of Liens and Security Interests dated as of April 20, 2012 among BNP Paribas, Wells Fargo Bank, National Association, Linn Energy Holdings, LLC, et al, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Orange County, California	#2012000329844	6/11/12

Alfalfa County, Oklahoma	Book 685, Page 145	5/16/12

Atoka County, Oklahoma	Book 824, Page 127	5/16/12

Beaver County, Oklahoma	Book 1268, Page 446	5/24/12

ANNEX V - 50

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Beckham County, Oklahoma	Book 2089, Page 657	5/16/12

Blaine County, Oklahoma	Book 1094, Page 124	5/23/12

Caddo County, Oklahoma	Volume 2845, Page 67	5/17/12

Canadian County, Oklahoma	Book 3886, Page 72	5/17/12

Carter County, Oklahoma	Book 5514, Page 124	5/23/12

Cleveland County, Oklahoma	Book 5004, Page 1223	5/16/12

Coal County, Oklahoma	Book 785, Page 500	5/17/12

Comanche County, Oklahoma	Book 6685, Page 79	5/23/12

Creek County, Oklahoma	Book 787, Page 440	5/16/12

Custer County, Oklahoma	Book 1557, Page 42	5/16/12

Dewey County, Oklahoma	Book 1460, Page 41	5/16/12

ANNEX V - 51

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Ellis County, Oklahoma	Book 862, Page 615	5/16/12

Garfield County, Oklahoma	Book 2087, Page 1	5/21/12

Garvin County, Oklahoma	Book 1990, Page 115	7/30/12

Grady County, Oklahoma	Book 4493, Page 1	5/17/12

Grant County, Oklahoma	Book 656, Page 316	5/23/12

Harper County, Oklahoma	Book 680, Page 809	5/23/12

Haskell County, Oklahoma	Book 804, Page 16	5/16/12

Hughes County, Oklahoma	Book 1239, Page 847	5/16/12

Jefferson County, Oklahoma	Book 654, Page 82	5/16/12

Johnston County, Oklahoma	Book 293, Page 893	5/16/12

ANNEX V - 52

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Kay County, Oklahoma	Book 1569, Page 642	5/16/12

Kingfisher County, Oklahoma	Book 2512, Page 160	5/18/12

LeFlore County, Oklahoma	Book 1833, Page 583	5/16/12

Lincoln County, Oklahoma	Book 1974, Page 629	5/21/12

Logan County, Oklahoma	Book 2322, Page 41	5/25/12

Love County, Oklahoma	Book 721, Page 17	5/16/12

Major County, Oklahoma	Book 1812, Page 473	5/23/12

Marshall County, Oklahoma	Book 987, Page 140	5/16/12

McClain County, Oklahoma	Book 2057, Page 133	5/23/12

Murray County, Oklahoma	Book 1081, Page 269	5/21/12

Noble County, Oklahoma	Book 718, Page 225	5/31/12

ANNEX V - 53

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Oklahoma County, Oklahoma	Book RE11923, Page 953	5/16/12

Osage County, Oklahoma	Book 1485, Page 948	5/23/12

Pittsburg County, Oklahoma	Book 1952, Page 124	5/24/12

Pottawatomie County, Oklahoma	#201200006675	5/16/12

Pushmataha County, Oklahoma	Book 536, Page 83	5/16/12

Roger Mills County, Oklahoma	Book 2138, Page 222	5/16/12

Seminole County, Oklahoma	Book 3468, Page 185	5/16/12

Stephens County, Oklahoma	Book 4349, Page 61	5/24/12

Texas County, Oklahoma	Book 1248, Page 499	5/16/12

Washington County, Oklahoma	Book 1108, Page 3231	5/17/12

ANNEX V - 54

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Washita County, Oklahoma	Book 1231, Page 776	5/16/12

Woods County, Oklahoma	Book 1142, Page 817	5/16/12

Woodward County, Oklahoma	Book 2180, Page 603	5/16/12

Andrews County, Texas	Volume 1033, Page 377	5/21/12

Carson County, Texas	Volume 560, Page 1	5/15/12

Crockett County, Texas	Book 758, Page 247	5/18/12

Dawson County, Texas	Book 680, Page 550	5/14/12

Ector County, Texas	#2012-00007771	5/23/12

Glasscock County, Texas	Book 189, Page 270	5/14/12

Gray County, Texas	Volume 955, Page 515	5/14/12

Hansford County, Texas	Volume 391, Page 413	5/14/12

ANNEX V - 55

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Hemphill County, Texas	Volume 723, Page 336	5/14/12

Howard County, Texas	Volume 1270, Page 212	5/14/12

Hutchinson County, Texas	Volume 1706, Page 1	5/14/12

Lavaca County, Texas	Volume 578, Page 32	5/14/12

Lipscomb County, Texas	Volume 513, Page 187	5/23/12

Martin County, Texas	Volume 338, Page 460	5/21/12

Midland County, Texas	#2012-10141	5/17/12

Moore County, Texas	Book 712, Page 532	5/14/12

Ochiltree County, Texas	Volume 753, Page 363	5/14/12

Potter County, Texas	Volume 4417, Page 549	5/14/12

ANNEX V - 56

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Roberts County, Texas	Volume 267, Page 129	5/15/12

Sherman County, Texas	Volume 301, Page 934	5/14/12

Upton County, Texas	Volume 870, Page 748	5/23/12

Wheeler County, Texas	Volume 656, Page 204	5/15/12

Wise County, Texas	Volume 2360, Page 437	5/21/12

17. (a) Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of May 10, 2012 from Linn Energy Holdings, LLC, Linn Exploration MidContinent, LLC, Mid-Continent I, LLC and Mid-Continent II, LLC to Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 33, 34, 35, 36, 38 and 53 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Alfalfa County, Oklahoma	Book 689, Page 233	6/15/12

Beaver County, Oklahoma	Book 1270, Page 24	6/19/12

Beckham County, Oklahoma	Book 2092, Page 119	6/7/12

Blaine County, Oklahoma	Book 1096, Page 1	6/15/12

Caddo County, Oklahoma	Volume 2848, Page 539	6/13/12

Canadian County, Oklahoma	Book 3908, Page 393	7/18/12

Carter County, Oklahoma	Book 5523, Page 265	6/8/12

ANNEX V - 57

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Cimarron County, Oklahoma	Book 363, Page 812	6/8/12

Creek County, Oklahoma	Book 791, Page 117	6/7/12

Custer County, Oklahoma	Book 1559, Page 551	6/8/12

Dewey County, Oklahoma	Book 1461, Page 564	6/15/12

Ellis County, Oklahoma	Book 863, Page 847	6/11/12

Garfield County, Oklahoma	Book 2090, Page 381	6/11/12

Grady County, Oklahoma	Book 4500, Page 110	6/8/12

Harper County, Oklahoma	Book 681, Page 286	6/8/12

Haskell County, Oklahoma	Book 804, Page 737	6/7/12

Kingfisher County, Oklahoma	Book 2519, Page 198	6/15/12

Latimer County, Oklahoma	Book 778, Page 787	6/14/12

Leflore County, Oklahoma	Book 1835, Page 715	6/7/12

Lincoln County, Oklahoma	Book 1978, Page 196	6/7/12

Logan County, Oklahoma	Book 2326, Page 715	6/14/12

Major County, Oklahoma	Book 1815, Page 60	6/7/12

McClain County, Oklahoma	Book 2059, Page 623	6/8/12

Noble County, Oklahoma	Book 720, Page 855	7/9/12

Osage County, Oklahoma	Book 1488, Page 675	6/19/12

Pittsburg County, Oklahoma	Book 1955, Page 310	6/11/12

Roger Mills County, Oklahoma	Book 2145, Page 124	6/25/12

Stephens County, Oklahoma	Book 4355, Page 232	6/7/12

Washita County, Oklahoma	Book 1233, Page 685	6/15/12

ANNEX V - 58

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Woods County, Oklahoma	Book 1145, Page 893	6/15/12

Woodward County, Oklahoma	Book 2183, Page 383	6/15/12

(b) First Amendment and Supplement to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of July 25, 2012 among Linn Energy Holdings, LLC, Linn Exploration MidContinent, LLC, Mid-Continent I, LLC and Mid-Continent II, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 33, 34, 35, 36, 38 and 53 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Alfalfa County, Oklahoma	Book 695, Page 312	8/22/12

Beaver County, Oklahoma	Book 1273, Page 759	8/15/12

Beckham County, Oklahoma	Book 2098, Page 654	8/14/12

Blaine County, Oklahoma	Book 1099, Page 426	8/17/12

Caddo County, Oklahoma	Volume 2857, Page 715	8/14/12

Canadian County, Oklahoma	Book 3921, Page 794	8/24/12

Carter County, Oklahoma	Book 5559, Page 219	8/13/12

Cimarron County, Oklahoma	Book 365, Page 125	8/14/12

Creek County, Oklahoma	Book 802, Page 344	8/13/12

Custer County, Oklahoma	Book 1568, Page 213	8/24/12

Dewey County, Oklahoma	Book 1466, Page 465	8/13/12

Ellis County, Oklahoma	Book 867, Page 466	8/13/12

Garfield County, Oklahoma	Book 2100, Page 281	8/16/12

Grady County, Oklahoma	Book 4520, Page 402	8/14/12

Harper County, Oklahoma	Book 682, Page 482	8/13/12

ANNEX V - 59

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Haskell County, Oklahoma	Book 806, Page 623	8/13/12

Kingfisher County, Oklahoma	Book 2532, Page 146	8/13/12

Latimer County, Oklahoma	Book 780, Page 522	8/20/12

Leflore County, Oklahoma	Book 1841, Page 329	8/13/12

Lincoln County, Oklahoma	Book 1994, Page 506	8/13/12

Logan County, Oklahoma	Book 2343, Page 317	8/13/12

Major County, Oklahoma	Book 1820, Page 487	8/13/12

McClain County, Oklahoma	Book 2068, Page 456	8/13/12

Noble County, Oklahoma	Volume 724, Page 526	9/10/12

Osage County, Oklahoma	Book 1493, Page 924	8/14/12

Pittsburg County, Oklahoma	Book 1972, Page 258	8/14/12

Roger Mills County, Oklahoma	Book 2153, Page 100	8/15/12

Stephens County, Oklahoma	Book 4392, Page 212	8/14/12

Washita County, Oklahoma	Book 1237, Page 157	8/13/12

Woods County, Oklahoma	Book 1150, Page 687	8/14/12

Woodward County, Oklahoma	Book 2188, Page 699	8/14/12

ANNEX V - 60

CREDIT AGREEMENT

(c) Second Amendment and Supplement to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of April 24, 2013 among Linn Energy Holdings, LLC, Linn Exploration MidContinent, LLC, Mid-Continent I, LLC and Mid-Continent II, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 33, 34, 35, 36, 38 and 53 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Alfalfa County, Oklahoma	Book 718, Page 430	5/20/13

Beaver County, Oklahoma	Book 1289, Page 428	5/9/13

Beckham County, Oklahoma	Book 2124, Page 109	5/16/13

Blaine County, Oklahoma	Book 1114, Page 57	5/15/13

Caddo County, Oklahoma	Book 2887, Page 112	5/20/13

Canadian County, Oklahoma	Book 4017, Page 935	5/17/13

Carter County, Oklahoma	Book 5700, Page 70	5/17/13

Cimarron County, Oklahoma	Book 369, Page 394	5/9/13

Creek County, Oklahoma	Book 846, Page 924	5/9/13

Custer County, Oklahoma	Book 1595, Page 231	5/10/13

Dewey County, Oklahoma	Book 1490, Page 252	5/8/13

Ellis County, Oklahoma	Book 885, Page 203	5/8/13

Garfield County, Oklahoma	Book 2138, Page 430	5/22/13

Grady County, Oklahoma	Book 4616, Page 78	5/16/13

Harper County, Oklahoma	Book 689, Page 744	5/8/13

Haskell County, Oklahoma	Book 820, Page 818	5/8/13

Kingfisher County, Oklahoma	Book 2597, Page 111	6/10/13

Latimer County, Oklahoma	Book 789, Page 723	5/8/13

Leflore County, Oklahoma	Book 1869, Page 769	5/13/13

Lincoln County, Oklahoma	Book 2053, Page 685	5/8/13

Logan County, Oklahoma	Book 2415, Page 485	5/8/13

Major County, Oklahoma	Book 1840, Page 128	5/8/13

McClain County, Oklahoma	Book 2109, Page 363	5/8/13

Noble County, Oklahoma	Book 739, Page 960	5/8/13

ANNEX V - 61

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Osage County, Oklahoma	Book 1519, Page 255	5/9/13

Pittsburg County, Oklahoma	Book 2029, Page 137	5/8/13

Roger Mills County, Oklahoma	Book 2191, Page 433	5/17/13

Stephens County, Oklahoma	Book 4536, Page 275	5/8/13

Washita County, Oklahoma	Book 1251, Page 796	5/8/13

Woods County, Oklahoma	Book 1171, Page 103	5/9/13

Woodward County, Oklahoma	Book 2212, Page 699	5/16/13

(d) Third Amendment and Supplement to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of January 8, 2016 among Linn Energy Holdings, LLC, Linn Exploration MidContinent, LLC, Mid-Continent I, LLC and Mid-Continent II, LLC and Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Alfalfa County, Oklahoma	Book 788, Page 531	1/29/16

Beaver County, Oklahoma	Book 1340, Page 431	1/29/16

Blaine County, Oklahoma	Book 1201, Page 336	2/18/16

Caddo County, Oklahoma	Volume 2992, Page 561	1/29/16

Canadian County, Oklahoma	Book 4372, Page 352	2/1/16

Carter County, Oklahoma	Book 6206, Page 239	2/18/16

Creek County, Oklahoma	Book 1015, Page 806	1/29/16

Custer County, Oklahoma	Book 1696, Page 727	2/1/16

Dewey County, Oklahoma	Book 1593, Page 258	1/29/16

Garfield County, Oklahoma	Book 2276, Page 386	2/3/16

ANNEX V - 62

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Grady County, Oklahoma	Book 5005, Page 559	1/29/16

Harper County, Oklahoma	Book 715, Page 727	2/23/16

Haskell County, Oklahoma	Book 862, Page 541	2/1/16

Kingfisher County, Oklahoma	Book 2856, Page 73	2/5/16

Latimer County, Oklahoma	Book 827, Page 287	1/29/16

Leflore County, Oklahoma	Book 1960, Page 107	2/1/16

Lincoln County, Oklahoma	Book 2194, Page 34	2/1/16

Logan County, Oklahoma	Book 2634, Page 474	1/29/16

Major County, Oklahoma	Book 1923, Page 214	1/29/16

McClain County, Oklahoma	Book 2279, Page 95	1/29/16

Noble County, Oklahoma	Book 792, Page 677	2/4/16

Osage County, Oklahoma	Book 1607, Page 951	2/5/16

Pittsburg County, Oklahoma	Book 2219, Page 523	2/1/16

Stephens County, Oklahoma	Book 5086, Page 279	2/4/16

Washita County, Oklahoma	Book 1307, Page 113	2/1/16

Woods County, Oklahoma	Book 1235, Page 198	2/1/16

Woodward County, Oklahoma	Book 2311, Page 96	1/29/16

ANNEX V - 63

CREDIT AGREEMENT

18. (a) Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Easements) dated as of May 10, 2012 from Linn Energy Holdings, LLC, Linn Exploration MidContinent, LLC, Linn Gas Marketing, LLC, Linn Operating, Inc., Mid-Continent I, LLC and Mid-Continent II, LLC to Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 34, 35, 37 and 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Alfalfa County, Oklahoma	Book 689, Page 264	6/15/12

Beaver County, Oklahoma	Book 1270, Page 58	6/19/12

Beckham County, Oklahoma	Book 2092, Page 159	6/7/12

Blaine County, Oklahoma	Book 1096, Page 73	6/15/12

Caddo County, Oklahoma	Volume 2848, Page 761	6/13/12

Canadian County, Oklahoma	Book 3908, Page 505	7/18/12

Carter County, Oklahoma	Book 5524, Page 1	6/8/12

Cimarron County, Oklahoma	Book 363, Page 890	6/8/12

Custer County, Oklahoma	Book 1559, Page 421	6/8/12

Dewey County, Oklahoma	Book 1462, Page 8	6/15/12

Ellis County, Oklahoma	Book 863, Page 895	6/11/12

Garfield County, Oklahoma	Book 2090, Page 412	6/11/12

Garvin County, Oklahoma	Book 1990, Page 194	7/30/12

Grady County, Oklahoma	Book 4500, Page 273	6/8/12

Harper County, Oklahoma	Book 681, Page 321	6/8/12

Haskell County, Oklahoma	Book 804, Page 772	6/7/12

Kay County, Oklahoma	Book 1572, Page 165	6/7/12

Kingfisher County, Oklahoma	Book 2519, Page 230	6/15/12

Latimer County, Oklahoma	Book 778, Page 761	6/14/12

Lincoln County, Oklahoma	Book 1978, Page 226	6/7/12

Logan County, Oklahoma	Book 2327, Page 1	6/14/12

Love County, Oklahoma	Book 722, Page 25	6/7/12

Major County, Oklahoma	Book 1815, Page 121	6/7/12

ANNEX V - 64

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Noble County, Oklahoma	Book 720, Page 904	7/9/12

Oklahoma County, Oklahoma	Book RE11977, Page 780	7/18/12

Osage County, Oklahoma	Book 1488, Page 704	6/19/12

Pottawatomie County, Oklahoma	#201200007824	6/7/12

Roger Mills County, Oklahoma	Book 2144, Page 296	6/25/12

Stephens County, Oklahoma	Book 4355, Page 261	6/7/12

Texas County, Oklahoma	Book 1249, Page 615	6/8/12

Woods County, Oklahoma	Book 1145, Page 941	6/15/12

Woodward County, Oklahoma	Book 2183, Page 450	6/15/12

(b) First Amendment and Supplement to Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Easements) dated as of July 25, 2012 among Linn Energy Holdings, LLC, Linn Exploration MidContinent, LLC, Linn Gas Marketing, LLC, Linn Operating, Inc., Mid-Continent I, LLC and Mid-Continent II, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 34, 35, 37 and 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Alfalfa County, Oklahoma	Book 695, Page 323	8/22/12

Beaver County, Oklahoma	Book 1273, Page 750	8/15/12

Beckham County, Oklahoma	Book 2098, Page 643	8/14/12

Blaine County, Oklahoma	Book 1099, Page 407	8/17/12

Caddo County, Oklahoma	Volume 2857, Page 696	8/14/12

Canadian County, Oklahoma	Book 3921, Page 781	8/24/12

Carter County, Oklahoma	Book 5559, Page 200	8/13/12

ANNEX V - 65

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Cimarron County, Oklahoma	Book 365, Page 116	8/14/12

Custer County, Oklahoma	Book 1568, Page 259	8/24/12

Dewey County, Oklahoma	Book 1466, Page 447	8/13/12

Ellis County, Oklahoma	Book 867, Page 457	8/13/12

Garfield County, Oklahoma	Book 2100, Page 271	8/16/12

Garvin County, Oklahoma	Book 1992, Page 344	8/22/12

Grady County, Oklahoma	Book 4521, Page 343	8/14/12

Harper County, Oklahoma	Book 682, Page 471	8/13/12

Haskell County, Oklahoma	Book 806, Page 614	8/13/12

Kay County, Oklahoma	Book 1580, Page 993	8/22/12

Kingfisher County, Oklahoma	Book 2532, Page 135	8/13/12

Latimer County, Oklahoma	Book 780, Page 513	8/20/12

Lincoln County, Oklahoma	Book 1994, Page 494	8/13/12

Logan County, Oklahoma	Book 2343, Page 297	8/13/12

Love County, Oklahoma	Book 727, Page 270	9/4/12

Major County, Oklahoma	Book 1820, Page 471	8/13/12

Noble County, Oklahoma	Book 724, Page 496	9/10/12

Oklahoma County, Oklahoma	Book RE12002, Page 1209	8/15/12

Osage County, Oklahoma	Book 1493, Page 915	8/14/12

Pottawatomie County, Oklahoma	#201200012361	8/14/12

Roger Mills County, Oklahoma	Book 2153, Page 1	8/15/12

Stephens County, Oklahoma	Book 4392, Page 183	8/14/12

ANNEX V - 66

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Texas County, Oklahoma	Book 1254, Page 307	8/13/12

Woods County, Oklahoma	Book 1150, Page 678	8/14/12

Woodward County, Oklahoma	Book 2188, Page 682	8/14/12

(c) Second Amendment and Supplement to Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Easements) dated as of April 24, 2013 among Linn Energy Holdings, LLC, Linn Exploration MidContinent, LLC, Linn Gas Marketing, LLC, Linn Operating, Inc., Mid-Continent I, LLC and Mid-Continent II, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 34, 35, 37 and 38 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Alfalfa County, Oklahoma	Book 718, Page 443	5/20/13

Beaver County, Oklahoma	Book 1289, Page 417	5/9/13

Beckham County, Oklahoma	Book 2124, Page 96	5/16/13

Blaine County, Oklahoma	Book 1114, Page 44	5/15/13

Caddo County, Oklahoma	Book 2887, Page 91	5/20/13

Canadian County, Oklahoma	Book 4017, Page 920	5/17/13

Carter County, Oklahoma	Book 5700, Page 57	5/17/13

Cimarron County, Oklahoma	Book 369, Page 383	5/9/13

Custer County, Oklahoma	Book 1595, Page 217	5/10/13

Dewey County, Oklahoma	Book 1490, Page 240	5/8/13

Ellis County, Oklahoma	Book 885, Page 192	5/8/13

Garfield County, Oklahoma	Book 2138, Page 418	5/22/13

Garvin County, Oklahoma	Book 2017, Page 50	5/8/13

Grady County, Oklahoma	Book 4616, Page 64	5/16/13

ANNEX V - 67

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Harper County, Oklahoma	Book 689, Page 731	5/8/13

Haskell County, Oklahoma	Book 820, Page 807	5/8/13

Kay County, Oklahoma	Book 1607, Page 475	5/8/13

Kingfisher County, Oklahoma	Book 2597, Page 136	6/10/13

Latimer County, Oklahoma	Book 789, Page 712	5/8/13

Lincoln County, Oklahoma	Book 2053, Page 671	5/8/13

Logan County, Oklahoma	Book 2415, Page 474	5/8/13

Love County, Oklahoma	Book 740, Page 683	5/8/13

Major County, Oklahoma	Book 1840, Page 110	5/8/13

Noble County, Oklahoma	Book 739, Page 943	5/8/13

Oklahoma County, Oklahoma	Book RE 12243, Page 265	5/13/13

Osage County, Oklahoma	Book 1519, Page 244	5/9/13

Pottawatomie County, Oklahoma	#201300007504	5/8/13

Roger Mills County, Oklahoma	Book 2191, Page 332	5/17/13

Stephens County, Oklahoma	Book 4536, Page 262	5/8/13

Texas County, Oklahoma	Book 1269, Page 29	5/8/13

Woods County, Oklahoma	Book 1171, Page 92	5/9/13

Woodward County, Oklahoma	Book 2212, Page 688	5/16/13

ANNEX V - 68

CREDIT AGREEMENT

19. (a) Deed of Trust, Fixture Filing, Assignment, Security Agreement and Financing Statement (Easements) dated as of May 10, 2012 from Linn Energy Holdings, LLC, Linn Gas Marketing, LLC and Linn Operating, Inc. for the benefit of Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 41, 42, 43, 44, 45, 48 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Andrews County, Texas	Volume 1036, Page 98	6/18/12

Carson County, Texas	Volume 561, Page 152	6/4/12

Hansford County, Texas	Volume 392, Page 329	6/4/12

Hemphill County, Texas	Volume 724, Page 632	6/4/12

Hutchinson County, Texas	Volume 1710, Page 288	6/11/12

Irion County, Texas	Volume 197, Page 631	6/18/12

Lipscomb County, Texas	Volume 513, Page 788	6/4/12

Midland County, Texas	#2012-11600	6/4/12

Moore County, Texas	Book 713, Page 399	6/4/12

Ochiltree County, Texas	Volume 754, Page 430	6/4/12

Potter County, Texas	Volume 4425, Page 182	6/12/12

Wheeler County, Texas	Volume 657, Page 1	6/4/12

(b) First Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment, Security Agreement and Financing Statement (Easements) dated as of July 25, 2012 among Linn Energy Holdings, LLC, Linn Gas Marketing, LLC and Linn Operating, Inc. and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 41, 42, 43, 44, 45, 48 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Andrews County, Texas	Volume 1040, Page 538	8/13/12

Carson County, Texas	Volume 565, Page 398	8/10/12

Hansford County, Texas	Volume 394, Page 145	8/10/12

Hemphill County, Texas	Volume 728, Page 334	8/10/12

Hutchinson County, Texas	Volume 1724, Page 116	8/10/12

Irion County, Texas	Book 198, Page 834	8/13/12

ANNEX V - 69

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Lipscomb County, Texas	Volume 516, Page 290	8/10/12

Midland County, Texas	#2012-17126	8/10/12

Moore County, Texas	Book 716, Page 467	8/10/12

Ochiltree County, Texas	Volume 757, Page 833	8/10/12

Potter County, Texas	#1220383	8/13/12

Wheeler County, Texas	Volume 659, Page 725	8/10/12

(c) Second Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment, Security Agreement and Financing Statement (Easements) dated as of April 24, 2013 among Linn Energy Holdings, LLC, Linn Gas Marketing, LLC and Linn Operating, Inc. and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 41, 42, 43, 44, 45, 48 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Andrews County, Texas	Volume 1068, Page 724	5/7/13

Carson County, Texas	Volume 582, Page 29	5/6/13

Hansford County, Texas	Volume 401, Page 290	5/6/13

Hemphill County, Texas	Volume 744, Page 661	5/6/13

Hutchinson County, Texas	Volume 1771, Page 71	5/13/13

Irion County, Texas	Book 205, Page 737	5/13/13

Lipscomb County, Texas	Volume 525, Page 221	5/6/13

Midland County, Texas	#2013-10790	5/7/13

Moore County, Texas	Book 728, Page 949	5/6/13

Ochiltree County, Texas	Volume 770, Page 370	5/7/13

Potter County, Texas	#1235905	5/7/13

Wheeler County, Texas	Volume 672, Page 813	5/20/13

ANNEX V - 70

CREDIT AGREEMENT

20. (a) Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of May 10, 2012 from Linn Energy Holdings, LLC for the benefit of Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 39, 44, 45, 46, 47, 48, 49, 50, 51, 57 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Andrews County, Texas	Volume 1036, Page 69	6/18/12

Carson County, Texas	Volume 561, Page 183	6/4/12

Crane County, Texas	Volume 537, Page 367	6/4/12

Crockett County, Texas	Book 758, Page 739	6/4/12

Dawson County, Texas	Book 682, Page 371	6/4/12

Ector County, Texas	#2012-00008566	6/6/12

Garza County, Texas	Volume 324, Page 731	6/4/12

Glasscock County, Texas	Book 190, Page 509	6/4/12

Gray County, Texas	Volume 956, Page 639	6/4/12

Hansford County, Texas	Volume 392, Page 355	6/4/12

Hartley County, Texas	Volume 137, Page 179	6/4/12

Hemphill County, Texas	Volume 724, Page 662	6/4/12

Hockley County, Texas	Volume 937, Page 149	6/4/12

Howard County, Texas	Volume 1273, Page 714	6/4/12

Hutchinson County, Texas	Volume 1711, Page 8	6/11/12

Irion County, Texas	Volume 197, Page 313	6/7/12

Lipscomb County, Texas	Volume 513, Page 626	6/4/12

Martin County, Texas	Volume 340, Page 225	6/5/12

Midland County, Texas	#2012-11598	6/4/12

ANNEX V - 71

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Moore County, Texas	Book 713, Page 431	6/4/12

Ochiltree County, Texas	Volume 754, Page 458	6/4/12

Oldham County, Texas	Volume 216, Page 341	6/4/12

Pecos County, Texas	Volume 47, Page 410	6/4/12

Potter County, Texas	Volume 4425, Page 138	6/12/12

Roberts County, Texas	Volume 268, Page 132	6/4/12

Schleicher County, Texas	Volume 484, Page 667	6/4/12

Shackelford County, Texas	Volume 554, Page 552	6/4/12

Sherman County, Texas	Volume 302, Page 300	6/5/12

Stonewall County, Texas	Volume 472, Page 974	6/4/12

Upton County, Texas	Volume 871, Page 466	6/5/12

Val Verde County, Texas	#00271240	6/5/12

Ward County, Texas	Volume 936, Page 386	6/4/12

Wheeler County, Texas	Volume 656, Page 870	6/4/12

Winkler County, Texas	#C8515	6/4/12

(b) First Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of July 25, 2012 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 39, 44, 45, 46, 47, 48, 49, 50, 51, 57 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Andrews County, Texas	Volume 1040, Page 544	8/13/12

Carson County, Texas	Volume 565, Page 390	8/10/12

Crane County, Texas	Volume 539, Page 561	8/10/12

ANNEX V - 72

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Crockett County, Texas	Book 762, Page 667	8/13/12

Dawson County, Texas	Book 687, Page 786	8/10/12

Ector County, Texas	#2012-00012367	8/10/12

Garza County, Texas	Volume 326, Page 427	8/13/12

Glasscock County, Texas	Book 195, Page 518	8/10/12

Gray County, Texas	Volume 961, Page 155	8/10/12

Hansford County, Texas	Volume 394, Page 138	8/10/12

Hartley County, Texas	Volume 139, Page 708	8/10/12

Hemphill County, Texas	Volume 728, Page 340	8/10/12

Hockley County, Texas	Volume 943, Page 525	8/10/12

Howard County, Texas	Volume 1285, Page 451	8/10/12

Hutchinson County, Texas	Volume 1724, Page 109	8/10/12

Irion County, Texas	Book 198, Page 827	8/13/12

Lipscomb County, Texas	Volume 516, Page 283	8/10/12

Martin County, Texas	Volume 346, Page 746	8/10/12

Midland County, Texas	#2012-17125	8/10/12

Moore County, Texas	Book 716, Page 460	8/10/12

Ochiltree County, Texas	Volume 757, Page 826	8/10/12

Oldham County, Texas	Volume 217, Page 185	8/13/12

Pecos County, Texas	Volume 52, Page 164	8/10/12

Potter County, Texas	#1220382	8/13/12

Roberts County, Texas	Volume 270, Page 304	8/22/12

Schleicher County, Texas	Volume 486, Page 155	8/10/12

ANNEX V - 73

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Shackelford County, Texas	Volume 555, Page 900	8/10/12

Sherman County, Texas	Volume 303, Page 464	8/10/12

Stonewall County, Texas	Volume 474, Page 410	8/13/12

Upton County, Texas	Volume 876, Page 277	8/13/12

Val Verde County, Texas	#00272470	8/10/12

Ward County, Texas	Volume 942, Page 351	8/10/12

Wheeler County, Texas	Volume 659, Page 718	8/10/12

Winkler County, Texas	#C8993	8/13/12

(c) Second Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of April 24, 2013 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 39, 44, 45, 46, 47, 48, 49, 50, 51, 57 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Andrews County, Texas	Volume 1068, Page 715	5/7/13

Carson County, Texas	Volume 582, Page 19	5/6/13

Crane County, Texas	Volume 550, Page 208	5/6/13

Crockett County, Texas	Book 775, Page 544	5/8/13

Dawson County, Texas	Book 706, Page 435	5/6/13

Ector County, Texas	#2013-00007428	5/7/13

Garza County, Texas	Volume 331, Page 357	5/6/13

Glasscock County, Texas	Book 217, Page 550	5/6/13

Gray County, Texas	Volume 976, Page 124	5/14/13

Hansford County, Texas	Volume 401, Page 281	5/6/13

ANNEX V - 74

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Hartley County, Texas	Volume 147, Page 207	5/6/13

Hemphill County, Texas	Volume 744, Page 652	5/6/13

Hockley County, Texas	Volume 965, Page 270	5/7/13

Howard County, Texas	Volume 1329, Page 360	5/6/13

Hutchinson County, Texas	Volume 1771, Page 104	5/13/13

Irion County, Texas	Book 205, Page 728	5/13/13

Lipscomb County, Texas	Volume 525, Page 212	5/6/13

Martin County, Texas	Volume 372, Page 750	5/13/13

Midland County, Texas	#2013-10789	5/7/13

Moore County, Texas	Book 728, Page 939	5/6/13

Ochiltree County, Texas	Volume 770, Page 361	5/7/13

Oldham County, Texas	Volume 221, Page 495	5/6/13

Pecos County, Texas	Volume 76, Page 758	5/6/13

Potter County, Texas	#1235904	5/7/13

Roberts County, Texas	Volume 281, Page 122	5/17/13

Schleicher County, Texas	Volume 490, Page 886	5/6/13

Shackelford County, Texas	Volume 561, Page 109	5/6/13

Sherman County, Texas	Volume 308, Page 187	5/6/13

Stonewall County, Texas	Volume 480, Page 27	5/6/13

Upton County, Texas	Volume 891, Page 802	5/6/13

Val Verde County, Texas	#00277081	5/6/13

Ward County, Texas	Volume 967, Page 301	5/6/13

Wheeler County, Texas	Volume 672, Page 804	5/20/13

Winkler County, Texas	#C10895	5/7/13

ANNEX V - 75

CREDIT AGREEMENT

(d) Third Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of May 30, 2014 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in item 39 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Ector County, Texas	#2014-00008860	6/17/14

(e) Fourth Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of February 5, 2015 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Martin County, Texas	Volume 445, Page 538	4/7/15

(f) Fifth Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of January 8, 2016 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Andrews County, Texas	#16-0297	1/28/16

Carson County, Texas	Volume 648, Page 139	1/29/16

Crane County, Texas	Volume 582, Page 642	1/28/16

Crockett County, Texas	Book 820, Page 598	1/28/16

Dawson County, Texas	Book 783, Page 105	1/29/16

Ector County, Texas	#2016-00001423	2/1/16

ANNEX V - 76

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Garza County, Texas	Volume 349, Page 369	1/29/16

Glasscock County, Texas	Volume 305, Page 225	1/28/16

Gray County, Texas	#0208434	1/29/16

Hansford County, Texas	Volume 430, Page 430	1/29/16

Hartley County, Texas	#2016106878	1/29/16

Hockley County, Texas	Volume 1035, Page 103	1/29/16

Howard County, Texas	Volume 1513, Page 528	1/28/16

Hutchinson County, Texas	Volume 1913, Page 268	2/1/16

Irion County, Texas	Book 234, Page 1088	2/1/16

Martin County, Texas	Volume 485, Page 737	1/28/16

Moore County, Texas	Book 771, Page 530	1/29/16

Oldham County, Texas	Volume 234, Page 566	1/29/16

Pecos County, Texas	Volume 174, Page 770	1/28/16

Potter County, Texas	#1287482	2/1/16

Schleicher County, Texas	Volume 504, Page 316	1/29/16

Sherman County, Texas	Volume 321, Page 658	1/29/16

Val Verde County, Texas	#00293784	1/28/16

Ward County, Texas	Volume 1066, Page 226	1/28/16

Winkler County, Texas	#C17327	1/28/16

ANNEX V - 77

CREDIT AGREEMENT

21. (a) Mortgage, Line of Credit Mortgage, Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of February 28, 2013 from Linn Energy Holdings, LLC in favor of Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 39, 45, 50, 51, 56 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Eddy County, New Mexico	Book 928, Page 238	3/25/13

Lea County, New Mexico	Book 1827, Page 464	3/25/13

Cherokee County, Texas	Volume 2160, Page 76	3/25/13

Hemphill County, Texas	Volume 741, Page 745	3/26/13

Howard County, Texas	Volume 1322, Page 20	3/25/13

Smith County, Texas	#2013-00013035	3/25/13

Wheeler County, Texas	Volume 670, Page 265	3/25/13

Sublette County, Wyoming	Book 196, Page 253	3/11/13

(b) First Amendment to Mortgage, Line of Credit Mortgage, Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of April 24, 2013 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 39, 45, 50, 51, 56 and 58 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Eddy County, New Mexico	Book 934, Page 128	5/8/13

Lea County, New Mexico	Book 1834, Page 738	5/7/13

Cherokee County, Texas	Volume 2168, Page 129	5/9/13

Hemphill County, Texas	Volume 744, Page 646	5/6/13

Howard County, Texas	Volume 1329, Page 353	5/6/13

Smith County, Texas	#2013-00021346	5/9/13

Wheeler County, Texas	Volume 672, Page 798	5/20/13

Sublette County, Wyoming	Book 149 O&G, Page 306	5/10/13

(c) Second Amendment to Mortgage, Line of Credit Mortgage, Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of December 16, 2014 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Sublette County, Wyoming	Book 155 O&G, Page 742	1/6/15

ANNEX V - 78

CREDIT AGREEMENT

(d) Third Amendment and Supplement to Mortgage, Line of Credit Mortgage, Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of February 5, 2015 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Eddy County, New Mexico	Book 1018, Page 429	4/20/15

Lea County, New Mexico	Book 1953, Page 461	4/13/15

(e) Fourth Amendment and Supplement to Mortgage, Line of Credit Mortgage, Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of January 8, 2016 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Eddy County, New Mexico	Book 1055, Page 261	2/1/16

Lea County, New Mexico	Book 2003, Page 889	2/1/16

Cherokee County, Texas	Volume 2307, Page 676	1/29/16

Howard County, Texas	Volume 1513, Page 577	1/28/16

Smith County, Texas	#20160100004225	1/29/16

Sublette County, Wyoming	Book 157 O&G, Page 686	2/2/16

ANNEX V - 79

CREDIT AGREEMENT

22. (a) Mortgage, Line of Credit Mortgage, Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of April 23, 2013 from Linn Energy Holdings, LLC in favor of Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Dunn County, North Dakota	#3065630	5/17/13

McKenzie County, North Dakota	#451617	5/24/13

Mountrail County, North Dakota	#400381	5/20/13

Williams County, North Dakota	#765074	7/31/13

(b)    First Amendment and Supplement to Mortgage, Line of Credit Mortgage, Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of February 5, 2015 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Dunn County, North Dakota	#3075757	4/10/15

McKenzie County, North Dakota	#480012	4/14/15

Mountrail County, North Dakota	#418257	5/4/15

Williams County, North Dakota	#804611	4/14/15

(c)    Second Amendment and Supplement to Mortgage, Line of Credit Mortgage, Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of January 8, 2016 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Dunn County, North Dakota	#3079108	2/10/16

McKenzie County, North Dakota	#489323	2/1/16

ANNEX V - 80

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Mountrail County, North Dakota	#423678	2/29/16

Williams County, North Dakota	#818421	1/29/16

23.    Certified Certificate of Amendment of Linn Gas Marketing, LLC changing its name to Linn Midstream, LLC, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Alfalfa County, Oklahoma	Book 733, Page 269	11/8/13

Beaver County, Oklahoma	Book 1301, Page 266	11/12/13

Beckham County, Oklahoma	Book 2141, Page 967	11/8/13

Blaine County, Oklahoma	Book 1124, Page 19	11/8/13

Caddo County, Oklahoma	Volume 2910, Page 546	11/8/13

Canadian County, Oklahoma	Book 4093, Page 679	12/10/13

Carter County, Oklahoma	Book 5799, Page 113	11/12/13

Cimarron County, Oklahoma	Book 371, Page 738	11/12/13

Custer County, Oklahoma	Book 1613, Page 218	11/12/13

Dewey County, Oklahoma	Book 1505, Page 271	11/8/13

Ellis County, Oklahoma	Book 895, Page 183	11/8/13

Garfield County, Oklahoma	Book 2165, Page 529	12/10/13

Garvin County, Oklahoma	Book 2038, Page 224	11/8/13

Grady County, Oklahoma	Book 4686, Page 79	11/8/13

Harper County, Oklahoma	Book 693, Page 299	11/8/13

Haskell County, Oklahoma	Book 831, Page 89	11/8/13

ANNEX V - 81

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Kay County, Oklahoma	Book 1626, Page 868	11/8/13

Kingfisher County, Oklahoma	Book 2643, Page 19	11/8/13

Latimer County, Oklahoma	Book 798, Page 120	11/8/13

Lincoln County, Oklahoma	Book 2081, Page 89	11/8/13

Logan County, Oklahoma	Book 2462, Page 457	11/8/13

Love County, Oklahoma	Book 754, Page 273	11/12/13

Major County, Oklahoma	Book 1855, Page 352	11/8/13

Noble County, Oklahoma	Book 752, Page 138	11/8/13

Oklahoma County, Oklahoma	Book RE 12401, Page 1922	11/8/13

Osage County, Oklahoma	Book 1537, Page 520	11/8/13

Pottawatomie County, Oklahoma	#201300018773	11/8/13

Roger Mills County, Oklahoma	Book 2219, Page 53	11/8/13

Stephens County, Oklahoma	Book 4640, Page 102	11/8/13

Texas County, Oklahoma	Book 1281, Page 681	11/12/13

Woods County, Oklahoma	Book 1185, Page 278	11/8/13

Woodward County, Oklahoma	Book 2227, Page 256	11/8/13

Andrews County, Texas	Volume 1089, Page 526	11/12/13

Carson County, Texas	Volume 596, Page 99	11/12/13

Hansford County, Texas	Volume 407, Page 601	11/12/13

Hemphill County, Texas	Volume 756, Page 210	11/12/13

Hutchinson County, Texas	Volume 1799, Page 93	11/12/13

Irion County, Texas	Volume 211, Page 645	11/12/13

ANNEX V - 82

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Lavaca County, Texas	Volume 632, Page 264	11/8/13

Lipscomb County, Texas	Volume 531, Page 745	11/12/13

Midland County, Texas	#2013-26898	11/12/13

Moore County, Texas	Volume 738, Page 731	11/12/13

Ochiltree County, Texas	#2013-104011	11/12/13

Potter County, Texas	#1246896	11/18/13

Sherman County, Texas	Volume 311, Page 116	12/20/13

Wheeler County, Texas	Volume 680, Page 163	11/12/13

24.    Mortgage, Line of Credit Mortgage, Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of May 30, 2014 from Linn Energy Holdings, LLC in favor of Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Natrona County, Wyoming	#973319	6/19/14

25.    (a) Mortgage, Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of December 16, 2014 from Linn Energy Holdings, LLC for the benefit of Wells Fargo Bank, National Association, as Administrative Agent, SAVE AND EXCEPT the property released in items 25(b) and 55 below, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Coal County, Oklahoma	Book 817, Page 625	1/9/15

Hughes County, Oklahoma	Book 1306, Page 1	1/8/15

Pittsburg County, Oklahoma	Book 2144, Page 236	1/6/15

Brooks County, Texas	Volume 342, Page 474	1/12/15

ANNEX V - 83

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Colorado County, Texas	Volume 771, Page 466	1/5/15

Duval County, Texas	Volume 607, Page 500	1/5/15

Freestone County, Texas	Volume 1649, Page 118	1/20/15

Galveston County, Texas	#2015000720	1/6/15

Hidalgo County, Texas	#2015-2575997	1/6/15

Jasper County, Texas	Volume 1023, Page 421	1/5/15

Jim Hogg County, Texas	Book 120, Page 339	1/9/15

Jim Wells County, Texas	Volume 1240, Page 459	1/6/15

Liberty County, Texas	#2015000127	1/6/15

Limestone County, Texas	#20150049; re-recorded as #20150123 to correct recording sequence	1/8/15; re-recorded 1/15/15

Marion County, Texas	Volume 898, Page 153	1/5/15

Matagorda County, Texas	#2015-40	1/5/15

Montgomery County, Texas	#PI-145-2015001284-187	1/6/15

Nueces County, Texas	#2015000566	1/7/15

Orange County, Texas	#414912	1/9/15

Polk County, Texas	Volume 1980, Page 1	1/9/15

Robertson County, Texas	Volume 1254, Page 7	1/12/15

Starr County, Texas	Volume 1435, Page 176	1/5/15

Upshur County, Texas	Volume 1174, Page 325	1/21/15

Victoria County, Texas	#201500220	1/7/15

Webb County, Texas	Volume 3730, Page 78	1/13/15

Wharton County, Texas	Book 976, Page 539	1/5/15

ANNEX V - 84

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Zapata County, Texas	Volume 955, Page 796	1/5/15

Carbon County, Utah	Book 836, Page 4	1/9/15

Duchesne County, Utah	Book M431, Page 428	12/31/14

Emery County, Utah	#409049	1/8/15

Uintah County, Utah	Book 1417, Page 1	1/14/15

Carbon County, Wyoming	Book 1264, Page 204	1/13/15

Sweetwater County, Wyoming	Book 1208, Page 1618	1/5/15

(b)    Partial Release of Liens by Wells Fargo Bank, National Association dated October 6, 2015 with respect to item 25(a) above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Polk County, Texas	#2015-2017-991	10/14/15

(c)    First Amendment and Supplement to Mortgage, Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of January 8, 2016 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Coal County, Oklahoma	Book 839, Page 78	2/8/16

Hughes County, Oklahoma	Book 1338, Page 1	2/1/16

Pittsburg County, Oklahoma	Book 2219, Page 491	2/1/16

Brooks County, Texas	Volume 351, Page 788	2/25/16

Colorado County, Texas	Volume 801, Page 688	1/28/16

Duval County, Texas	Volume 627, Page 738	2/5/16

Freestone County, Texas	Volume 1681, Page 861	2/1/16

ANNEX V - 85

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Galveston County, Texas	#2016004815	1/27/16

Hidalgo County, Texas	#2683085	2/5/16

Jasper County, Texas	Volume 1055, Page 933	1/29/16

Jim Hogg County, Texas	Book 125, Page 796	2/19/16

Jim Wells County, Texas	Volume 1272, Page 254	2/1/16

Liberty County, Texas	#2016001445	1/29/16

Limestone County, Texas	#20160284	1/28/16

Marion County, Texas	Volume 917, Page 417	1/29/16

Matagorda County, Texas	#2016-481	1/27/16

Montgomery County, Texas	#PI-145-2016007180	1/28/16

Nueces County, Texas	#2016004100	2/1/16

Robertson County, Texas	Volume 1283, Page 173	1/28/16

Starr County, Texas	Volume 1469, Page 132	1/28/16

Upshur County, Texas	Volume 1232, Page 541	1/28/16

Victoria County, Texas	#201601129	2/1/16

Webb County, Texas	Volume 3917, Page 520	1/28/16

Wharton County, Texas	Book 1011, Page 608	1/28/16

Zapata County, Texas	Volume 974, Page 604	2/1/16

Carbon County, Utah	Book 858, Page 194	2/9/16

Duchesne County, Utah	#491582	2/8/16

Emery County, Utah	#411724	2/1/16

Uintah County, Utah	Book 1462, Page 664	1/29/16

Carbon County, Wyoming	Book 1282, Page 153	1/29/2016

ANNEX V - 86

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Sweetwater County, Wyoming	Book 1213, Page 177	1/29/16

26.    (a) Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of February 5, 2015 from Linn Energy Holdings, LLC for the benefit of Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Kern County, California	#0215048816	4/22/15

(b)    First Amendment and Supplement to Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of January 8, 2016 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Kern County, California	#216027298	3/4/16

27.    (a) Mortgage, Line of Credit Mortgage, Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of February 5, 2015 from Linn Energy Holdings, LLC in favor of Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Bowman County, North Dakota	#178239	4/7/15

(b)    First Amendment and Supplement to Mortgage, Line of Credit Mortgage, Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of January 8, 2016 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

ANNEX V - 87

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Bowman County, North Dakota	#179495	2/8/16

28.    (a) Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of February 5, 2015 from Linn Energy Holdings, LLC to Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Coal County, Oklahoma	Book 821, Page 217	4/20/15

Hughes County, Oklahoma	Book 1315, Page 814	4/21/15

Washita County, Oklahoma	Book 1292, Page 758	4/20/15

(b)    First Amendment and Supplement to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of January 8, 2016 between Linn Energy Holdings, LLC and Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Coal County, Oklahoma	Book 839, Page 93	2/8/16

Hughes County, Oklahoma	Book 1338, Page 20	2/1/16

Washita County, Oklahoma	Book 1307, Page 64	2/1/16

29.    Mortgage, Line of Credit Mortgage, Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of January 15, 2016 from Linn Energy Holdings, LLC to Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Grant County, Kansas	Book 284, Page 1	2/4/16

Stanton County, Kansas	Book 80, Page 15	2/5/16

JURISDICTION	FILING INFORMATION	FILE DATE
Stevens County, Kansas	Book 305, Page 1	2/8/16

ANNEX V - 88

CREDIT AGREEMENT

30.    UCC Financing Statements with Linn Energy Holdings, LLC, as debtor and Wells Fargo Bank, National Association, as Administrative Agent, as secured party, with respect to item 29 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Grant County, Kansas	UCC # 16-01	2/4/16

Stanton County, Kansas	Book 23, Page 152	2/5/16

Stevens County, Kansas	#133	2/8/16

31.    Mortgage, Line of Credit Mortgage, Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of January 8, 2016 from Linn Energy Holdings, LLC to Wells Fargo Bank, National Association, as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Marion County, Illinois	#2016R00483	2/3/16

Wayne County, Illinois	#2016-00000521	1/29/16

Beauregard Parish, Louisiana	Book 767, Page 702	2/1/16

Bienville Parish, Louisiana	#20160176	1/25/16

Bossier Parish, Louisiana	#1136218	1/26/16

Claiborne Parish, Louisiana	Book 730, Page 240	1/25/16

Jackson Parish, Louisiana	#407304	1/25/16

Lafourche Parish, Louisiana	Book 1765, Page 208	2/2/16

Lincoln Parish, Louisiana	#F158299, MOB 1120, Page 658	1/25/16

ANNEX V - 89

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Ouachita Parish, Louisiana	#1695742, Book 3423, Page 589	2/5/16

Plaquemines Parish, Louisiana	#2016-00000306, Book 678, Page 304	1/25/16

St. Mary Parish, Louisiana	#333143, Book 1462, Page 50	1/25/16

Terrebonne Parish, Louisiana	#1499151, Book 2802, Page 611	1/25/16

Vermilion Parish, Louisiana	#2016000791-MO	1/26/16

Webster Parish, Louisiana	#557433, Book 880, Page 632	2/1/16

Winn Parish, Louisiana	#216836, Book 292, Page 411	1/25/16

Alcona County, Michigan	Liber 520, Page 1105	1/29/16

Alpena County, Michigan	Liber 511, Page 738	2/1/16

Antrim County, Michigan	#201600000738	2/1/16

Crawford County, Michigan	Liber 725, Page 550	1/29/16

Grand Traverse County, Michigan	#2016R-01739	1/29/16

Kalkaska County, Michigan	#3128537	2/11/16

Macomb County, Michigan	Liber 23849, Page 161	1/29/2016

Mason County, Michigan	#2016R00945	2/29/16

Montmorency County, Michigan	Liber 352, Page 749	1/29/16

Oakland County, Michigan	Liber 49057, Page 41	1/29/2016

Oceana County, Michigan	Liber 2016, Page 1722	1/29/16

Ogemaw County, Michigan	#3132305	1/29/16

Osceola County, Michigan	Liber 952, Page 402	1/29/16

Oscoda County, Michigan	#216-00173	2/2/16

ANNEX V - 90

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Otsego County, Michigan	Liber 1395, Page 1	2/1/16

Wexford County, Michigan	Liber 676, Page 2403	2/1/16

Payne County, Oklahoma	Book 2306, Page 933	1/29/16

Harding County, South Dakota	Book 141 O&G, Page 224	2/1/16

Austin County, Texas	#160407	1/28/16

Fayette County, Texas	Volume 1762, Page 874	1/28/16

Fort Bend County, Texas	#2016008674	1/27/16

Goliad County, Texas	Volume 435, Page 326	2/12/16

Hardin County, Texas	#2016-62375	2/9/16

Harris County, Texas	#RP-2016-37565	1/28/16

Henderson County, Texas	#2016-00001062	1/28/16

Jefferson County, Texas	#2016002714	1/28/16

Kenedy County, Texas	Volume 66, Page 306	2/1/16

Leon County, Texas	Volume 1658, Page 282	1/29/16

San Jacinto County, Texas	#20160594	1/29/16

Wood County, Texas	#2016-00001130	1/29/16

32.    UCC Financing Statement with Linn Energy Holdings, LLC, as debtor and Wells Fargo Bank, National Association, as Administrative Agent, as secured party, with respect to item 31 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Bienville Parish, Louisiana	#07-128344	1/26/16

ANNEX V - 91

CREDIT AGREEMENT

33. Partial Release of Liens by Wells Fargo Bank, National Association, as Administrative Agent, to Linn Energy Holdings, LLC, Linn Exploration MidContinent, LLC, Mid-Continent I, LLC and Mid-Continent II, LLC, dated May 28, 2013, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Beaver County, Oklahoma	Book 1291, Page 190	6/6/13

Blaine County, Oklahoma	Book 1115, Page 456	6/6/13

Dewey County, Oklahoma	Book 1492, Page 361	6/6/13

Ellis County, Oklahoma	Book 886, Page 263	6/5/13

Roger Mills County, Oklahoma	Book 2195, Page 374	6/5/13

Woodward County, Oklahoma	Book 2214, Page 351	6/5/13

34. Partial Release of Lien by Wells Fargo Bank, National Association, as Administrative Agent, to Linn Exploration MidContinent, LLC, Mid-Continent I, LLC, Mid-Continent II, LLC, Linn Energy Holdings, LLC, Linn Gas Marketing, LLC, and Linn Operating, Inc., dated December 10, 2014, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Beckham County, Oklahoma	Book 2178, Page 680	1/7/15

35. Partial Release of Lien by Wells Fargo Bank, National Association, as Administrative Agent, to Linn Exploration MidContinent, LLC, Mid-Continent I, LLC, Mid-Continent II, LLC, Linn Energy Holdings, LLC, Linn Gas Marketing, LLC, and Linn Operating, Inc., dated December 10, 2014, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Ellis County, Oklahoma	Book 913, Page 634	1/7/15

36. Partial Release of Lien by Wells Fargo Bank, National Association, as Administrative Agent, to Linn Energy Holdings, LLC, Mid-Continent I, LLC, Mid-Continent II, LLC, and Linn Exploration MidContinent, LLC dated October 24, 2014, filed as follows:

ANNEX V - 92

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Blaine County, Oklahoma	Book 1147, Page 76	10/31/14

	Book 1148, Page 217	11/6/14

37. Partial Release of Lien by Wells Fargo Bank, National Association, as Administrative Agent to Mid-Continent II, LLC, Linn Energy Holdings, LLC, Linn Exploration MidContinent, LLC, Linn Gas Marketing, LLC, Linn Operating, Inc., Mid-Continent I, LLC, dated March 19, 2014, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Roger Mills County, Oklahoma	Book 2242, Page 406	3/27/14

38. Partial Release of Lien by Wells Fargo Bank, National Association, as Administrative Agent to Linn Energy Holdings, LLC, Mid-Continent I, LLC, Linn Exploration MidContinent, LLC, Linn Gas Marketing, LLC, Mid-Continent II, LLC, Linn Operating, Inc., dated December 10, 2014, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Roger Mills County, Oklahoma	Book 2282, Page 1	1/7/15

39. Partial Release of Liens by Wells Fargo Bank, National Association, as Administrative Agent to Berry Petroleum Company and Linn Energy Holdings, LLC, dated November 19, 2014, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Andrews County, Texas	#14-6279	11/24/14

Ector County, Texas	#2014-00018030	11/24/14

Howard County, Texas	Volume 1427, Page 497	11/24/14

Martin County, Texas	Volume 432, Page 78	11/24/14

Midland County, Texas	#2014-27648	11/24/14

Upton County, Texas	Volume 929, Page 86	11/24/14

ANNEX V - 93

CREDIT AGREEMENT

40. Partial Release of Lien by Wells Fargo Bank, National Association, as Administrative Agent to Linn Operating, Inc., dated January 9, 2015, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Hutchinson County, Texas	Volume 1865, Page 271	2/2/15

41. Partial Release of Lien by Wells Fargo Bank, National Association, as Administrative Agent to Linn Energy Holdings, LLC, Linn Gas Marketing, LLC and Linn Operating, Inc., dated May 9, 2014, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Midland County, Texas	#2014-10521	5/9/14

42. Partial Release of Lien by Wells Fargo Bank, National Association, as Administrative Agent to Linn Energy Holdings, LLC, Linn Gas Marketing, LLC and Linn Operating, Inc., dated May 14, 2014, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Midland County, Texas	#2014-12095	5/30/14

43. Partial Release of Lien by Wells Fargo Bank, National Association, as Administrative Agent to Linn Energy Holdings, LLC, Linn Gas Marketing, LLC and Linn Operating, Inc., dated October 24, 2014, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Midland County, Texas	#2015-1205	1/16/15

44. Partial Release of Lien by Wells Fargo Bank, National Association, as Administrative Agent to Linn Energy Holdings, LLC, Linn Gas Marketing, LLC and Linn Operating, Inc., dated December 10, 2014, filed as follows:

ANNEX V - 94

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Lipscomb County, Texas	Volume 546, Page 247	1/6/15

45. Partial Release of Lien by Wells Fargo Bank, National Association, as Administrative Agent to Linn Energy Holdings, LLC, Linn Gas Marketing, LLC, Linn Exploration MidContinent, LLC, Linn Operating, Inc., dated December 10, 2014, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Hemphill County, Texas	Volume 779, Page 234	1/6/15

46. Partial Release of Liens by Wells Fargo Bank, National Association, as Administrative Agent to Berry Petroleum Company and Linn Energy Holdings, LLC, dated November 19, 2014, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Dawson County, Texas	Book 758, Page 1	11/24/14

47. Partial Release of Lien by Wells Fargo Bank, National Association, as Administrative Agent to Linn Energy Holdings, LLC, dated December 10, 2014, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Roberts County, Texas	Volume 306, Page 175	1/6/15

48. Partial Release of Lien by Wells Fargo Bank, National Association, as Administrative Agent to Linn Energy Holdings, LLC, Linn Gas Marketing, LLC, and Linn Operating, Inc., dated December 10, 2014, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Hansford County, Texas	Volume 419, Page 176	1/6/15

49. Partial Release of Liens by Wells Fargo Bank, National Association, as Administrative Agent to Berry Petroleum Company and Linn Energy Holdings, LLC, dated August 14, 2014, filed as follows:

ANNEX V - 95

CREDIT AGREEMENT

JURISDICTION	FILING INFORMATION	FILE DATE
Martin County, Texas	Volume 421, Page 138	8/18/14

50. Partial Release of Liens by Wells Fargo Bank, National Association, as Administrative Agent to Linn Energy Holdings, LLC, dated July 23, 2015, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Howard County, Texas	Volume 1483, Page 633	9/14/15

51. Partial Release of Liens by Wells Fargo Bank, National Association, as Administrative Agent to Linn Energy Holdings, LLC, dated May 28, 2013, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Hansford County, Texas	Volume 401, Page 692	6/5/13

Hemphill County, Texas	Volume 746, Page 546	6/5/13

Lipscomb County, Texas	Volume 525, Page 774	6/5/13

52. Partial Release of Liens by Wells Fargo Bank, National Association, as Administrative Agent to Mid-Continent II, LLC, dated December 12, 2013, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Beaver County, Oklahoma	Book 1307, Page 257	1/16/14

53. Partial Release of Lien by Wells Fargo Bank, National Association, as Administrative Agent to Mid-Continent II, LLC, dated August 11, 2015, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Blaine County, Oklahoma	Book 1178, Page 426	8/27/15

ANNEX V - 96

CREDIT AGREEMENT

54. Disclaimer and Partial Release of Mortgage by Wells Fargo Bank, National Association, as Administrative Agent to Mid-Continent II, LLC, dated November 8, 2013, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Ellis County, Oklahoma	Book 895, Page 534	11/19/13

55. Partial Release of Liens by Wells Fargo Bank, National Association, as Administrative Agent to Linn Energy Holdings, LLC, dated January 28, 2015, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Sweetwater County, Wyoming	Book 1208, Page 3710	2/3/15

56. Partial Release of Liens by Wells Fargo Bank, National Association, as Administrative Agent to Linn Energy Holdings, LLC, dated November 19, 2014, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Eddy County, New Mexico	Book 1001, Page 83	11/24/14

Lea County, New Mexico	Book 1928, Page 886	11/24/14

57. Partial Release of Liens by Wells Fargo Bank, National Association, as Administrative Agent to Linn Energy Holdings, LLC dated November 19, 2014, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Garza County, Texas	Volume 341, Page 322	11/24/14

58. Partial Release of Liens by Wells Fargo Bank, National Association, as Administrative Agent to Linn Energy Holdings, LLC, Linn Gas Marketing, LLC, Linn Exploration MidContinent, LLC, and Linn Operating, Inc., dated December 10, 2014, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Wheeler County, Texas	Volume 698, Page 59	1/6/15

ANNEX V - 97

CREDIT AGREEMENT

EXHIBIT A-1

[FORM OF] REVOLVING LOAN NOTE

$[ ]	February 28, 2017

FOR VALUE RECEIVED, Linn Energy Holdco II LLC, a Delaware limited liability company (the “Borrower”), hereby promises to pay to [            ] (the “Lender”), at the principal office of Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), located at 1000 Louisiana Street, 9th Floor, Houston, Texas 77002, on the Maturity Date, the principal sum of [            ] Dollars ($[            ]) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Loans made by the Lender to the Borrower under the Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, and to pay interest on the unpaid principal amount of each such Revolving Loan, at such office, in like money and funds, for the period commencing on the date of such Revolving Loan until such Revolving Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

The date, amount, Type, interest rate, Interest Period and maturity of each Revolving Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Revolving Loan Note, may be endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender. Failure to make any such notation or to attach a schedule shall not affect the Lender’s or the Borrower’s rights or obligations in respect of such Revolving Loans or affect the validity of such transfer by the Lender of this Revolving Loan Note.

This Revolving Loan Note is one of the Revolving Loan Notes referred to in the Credit Agreement dated as of February 28, 2017 among the Borrower, Linn Energy, Inc., a Delaware corporation, Linn Energy Holdco LLC, a Delaware limited liability company, each Subsidiary Guarantor from time to time party thereto, the Administrative Agent and the lenders from time to time party thereto (including the Lender), and evidences Revolving Loans made by the Lender thereunder (such Credit Agreement, as the same may be amended, supplemented or restated from time to time, the “Credit Agreement”). Capitalized terms used in this Revolving Loan Note but not defined herein have the respective meanings assigned to them in the Credit Agreement.

This Revolving Loan Note is issued pursuant to, and is subject to the terms and conditions set forth in, the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents. The Credit Agreement provides for the acceleration of the maturity of this Revolving Loan Note upon the occurrence of certain events, for prepayments of Revolving Loans upon the terms and conditions specified therein and other provisions relevant to this Revolving Loan Note.

THIS REVOLVING LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

LINN ENERGY HOLDCO II LLC
By:
Name:
Title:

Exhibit A-1

EXHIBIT A-2

[FORM OF] TERM LOAN NOTE

$[ ]	February 28, 2017

FOR VALUE RECEIVED, Linn Energy Holdco II LLC, a Delaware limited liability company (the “Borrower”), hereby promises to pay to [            ] (the “Lender”), at the principal office of Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), located at 1000 Louisiana Street, 9th Floor, Houston, Texas 77002, on the Maturity Date, the principal sum of [            ] Dollars ($[            ]) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Term Loans made by the Lender to the Borrower under the Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, and to pay interest on the unpaid principal amount of each such Term Loan, at such office, in like money and funds, for the period commencing on the date of such Term Loan until such Term Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

The date, amount, Type, interest rate, Interest Period and maturity of each Term Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Term Loan Note, may be endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender. Failure to make any such notation or to attach a schedule shall not affect the Lender’s or the Borrower’s rights or obligations in respect of such Term Loans or affect the validity of such transfer by the Lender of this Term Loan Note.

This Term Loan Note is one of the Term Loan Notes referred to in the Credit Agreement dated as of February 28, 2017 among the Borrower, Linn Energy, Inc., a Delaware corporation, Linn Energy Holdco LLC, a Delaware limited liability company, each Subsidiary Guarantor from time to time party thereto, the Administrative Agent and the lenders from time to time party thereto (including the Lender), and evidences Term Loans made by the Lender thereunder (such Credit Agreement, as the same may be amended, supplemented or restated from time to time, the “Credit Agreement”). Capitalized terms used in this Term Loan Note but not defined herein have the respective meanings assigned to them in the Credit Agreement.

This Term Loan Note is issued pursuant to, and is subject to the terms and conditions set forth in, the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents. The Credit Agreement provides for the acceleration of the maturity of this Term Loan Note upon the occurrence of certain events, for prepayments of Term Loans upon the terms and conditions specified therein and other provisions relevant to this Term Loan Note.

THIS TERM LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

LINN ENERGY HOLDCO II LLC
By:
Name:
Title:

Exhibit A-2

EXHIBIT B

[FORM OF] COMPLIANCE CERTIFICATE

Reference is hereby made to the Credit Agreement dated as of February 28, 2017 (as the same may be amended, supplemented or restated from time to time, the “Credit Agreement”) among Linn Energy Holdco II LLC, a Delaware limited liability company (the “Borrower”), Linn Energy, Inc., a Delaware corporation (“Linn Energy”), Linn Energy Holdco LLC, a Delaware limited liability company, each Subsidiary Guarantor from time to time party thereto, Wells Fargo Bank, National Association as Administrative Agent, and the Lenders from time to time party thereto. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. The undersigned hereby certify on behalf of the Borrower and Linn Energy as follows:

(i) No Default has occurred and is continuing as of the date hereof. [If a Default has occurred and is continuing, specify the details thereof and any action taken or proposed to be taken with respect thereto.]

(ii) No change in GAAP or in the application thereof has occurred since the Effective Date which materially changes the calculation of any covenant or affects compliance with the terms of the Credit Agreement. [If such a change has occurred, specify the effect of such change on the financial statements accompanying this certificate.]

(iii) Attached hereto is all information required by Sections 8.01(d) and 8.01(p) of the Credit Agreement, and Section 4.3(b) of the Security Agreement.

(iv) Attached hereto are the reasonably detailed computations demonstrating that the Obligors are in compliance with Section 9.01 of the Credit Agreement as of the end of the fiscal quarter ending [            ].

EXECUTED AND DELIVERED this [            ] day of [            ], 201[    ].

LINN ENERGY HOLDCO II LLC

By:
Name:
Title:

LINN ENERGY, INC.

By:
Name:
Title:	_

Exhibit B

EXHIBIT C-1

FORM OF GUARANTY AGREEMENT

(See attached.)

Exhibit C-1

GUARANTY AGREEMENT

FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of the credit and other financial accommodations to be extended to Linn Energy Holdco II LLC, a Delaware limited liability company (the “Borrower”) pursuant to the Credit Agreement (as defined below), each of Linn Energy Inc., a Delaware corporation (“Linn Energy”), Linn Energy Holdco LLC, a Delaware limited liability company (“Energy Holdco”), Linn Energy Holdings, LLC, a Delaware limited liability company (“Energy Holdings”), Linn Operating, LLC, a Delaware limited liability company (“Operating”), Linn Midwest Energy LLC, a Delaware limited liability company (“Midwest”), Linn Midstream, LLC, a Delaware limited liability company (“Midstream”), Linn Marketing, LLC, a Delaware limited liability company (“Marketing” and together with Linn Energy, Energy Holdco, Energy Holdings, Operating, Midwest, Midstream, and each Person who becomes a party to this Guaranty by execution of a supplement in the form of Exhibit A hereto, collectively the “Guarantors” and each individually a “Guarantor”) hereby furnishes this guaranty (this “Guaranty”), dated as of February 28, 2017, of the Guaranteed Obligations (as defined below) for the benefit of the Guaranteed Parties (as defined below) as follows:

1. Definitions. Capitalized terms used herein which are not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement (as defined below). For purposes of this Guaranty, the following terms shall have the following meanings:

“Administrative Agent” means Wells Fargo Bank, National Association, as administrative agent for the Lenders, or any successor administrative agent pursuant to the terms of the Credit Agreement.

“Claims” means all claims, liabilities, obligations, losses, damages, penalties, judgments, proceedings, interest, costs and expenses of any kind (including remedial response costs, reasonable and customary attorneys’ fees and Extraordinary Expenses) at any time (including after full payment of the Guaranteed Obligations or replacement of any Guaranteed Party) incurred by any Indemnitee or asserted against any Indemnitee by the Borrower, any Guarantor or any other Person, in any way relating to (a) any Loans, any Loan Documents, or the use thereof or transactions relating thereto, (b) any action taken or omitted in connection with any Loan Documents, (c) the existence or perfection of any Liens, or realization upon any Collateral, (d) exercise of any rights or remedies under any Loan Documents or applicable law, or (e) failure by the Borrower or any Guarantor to perform or observe any terms of any Loan Document, in each case including all costs and expenses relating to any investigation, litigation, arbitration or other proceeding (including an Insolvency Proceeding or appellate proceedings), whether or not the applicable Indemnitee is a party thereto.

“Credit Agreement” means that certain Credit Agreement dated as of the date hereof by and among the Borrower, the other parties from time to time signatory thereto as Obligors (including the Guarantors), the financial institutions from time to time party thereto as lenders (the “Lenders”) and Administrative Agent, as the same may from time to time be amended, supplemented, modified or amended and restated.

“Guaranteed Obligations” has the meaning given to that term in Section 2.

“Guaranteed Parties” means the “Secured Parties”, as defined in the Credit Agreement.

“Guarantor Claims” means all debts and obligations of the Borrower or any other Guarantor to any Guarantor, including but not limited to any obligation of the Borrower or any other Guarantor to such Guarantor as subrogee of the Guaranteed Parties or resulting from such Guarantor’s performance under this Guaranty, whether such debts and obligations now exist or are hereafter incurred or arise, or whether the obligation of the debtor thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or obligations be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or obligations may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by such Guarantor.

“Guaranty Termination Date” means such date on which each of the following events shall have occurred on or prior to such date: (a) all Commitments have terminated or expired; (b) the Credit Agreement has terminated; (c) all Guaranteed Obligations (other than obligations under any Secured Swap Agreement and other than indemnities and other contingent obligations not then due and payable and as to which no claim has been made as of the time of determination) have been indefeasibly paid in full in cash; (d) all Secured Swap Agreements have been terminated and paid in full, novated or the Borrower or applicable Guarantor has provided substitute collateral to the Secured Hedge Provider thereunder to the extent provided under the applicable Secured Swap Agreement (or as to which other arrangements satisfactory to the applicable Secured Hedge Provider shall have been made); and (e) all Letters of Credit have expired or terminated or the LC Exposure has been cash collateralized (or as to which other arrangements satisfactory to the applicable Debtor and the Issuing Bank shall have been made), as provided for in the Credit Agreement.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

2. Guaranty. Each Guarantor hereby jointly and severally, absolutely and unconditionally guarantees, as a guaranty of payment and performance and not merely as a

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guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary and whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, of: (a) the Borrower or any other Guarantor to the Guaranteed Parties arising under the Loan Documents; and (b) the Borrower or any other Guarantor to any Secured Hedge Provider under any Secured Swap Agreement (other than Excluded Swap Obligations of any Obligor that is not a Qualified ECP Guarantor); in each case including all renewals, extensions, amendments and other modifications thereof and all costs, attorneys’ fees and expenses incurred by any Guaranteed Party in connection with the collection or enforcement thereof, and whether recovery upon such indebtedness and liabilities may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against any Guarantor or the Borrower under the Bankruptcy Code (Title 11, United States Code), any successor statute or any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally (collectively, “Debtor Relief Laws”), and including interest that accrues after the commencement by or against the Borrower of any proceeding under any Debtor Relief Laws (collectively, the “Guaranteed Obligations”). The books and records of the Guaranteed Parties showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor and conclusive for the purpose of establishing the amount of the Guaranteed Obligations absent manifest error. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance (other than payment in full) relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of any Guarantor under this Guaranty, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing other than a defense of payment in full. Anything contained herein to the contrary notwithstanding, the obligations of any Guarantor hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any similar federal or state law.

3. [Reserved].

4. Rights of Guaranteed Parties. Each Guarantor consents and agrees that the Guaranteed Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Guaranteed Obligations; (c) apply such security and direct the order or manner of sale thereof as the Guaranteed Parties in their sole discretion may determine; and (d) release or

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substitute one or more of any endorsers or other guarantors of any of the Guaranteed Obligations. Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor.

5. Certain Waivers. To the fullest extent permitted by applicable law, each Guarantor waives (a) any defense (other than the defense of payment in full of the Guaranteed Obligations) arising by reason of any disability or other defense of the Borrower or any other Guarantor, or the cessation from any cause whatsoever (including any act or omission of any Guaranteed Party) of the liability of the Borrower or any other Guarantor; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the Borrower or any other Guarantor; (c) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder; (d) any right to require the Guaranteed Parties to proceed against the Borrower or any other Guarantor, proceed against or exhaust any security for the Guaranteed Obligations, or pursue any other remedy in any Guaranteed Party’s power whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by the Guaranteed Parties; and (f) any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations.

6. Obligations Independent. The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations and the obligations of any other guarantor, and a separate action may be brought against any Guarantor to enforce this Guaranty whether or not the Borrower or any other Person or entity is joined as a party.

7. Subrogation. No Guarantor shall exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty unless and until the Guaranty Termination Date has occurred. If any amounts are paid to any Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid to the Administrative Agent to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

8. Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until the Guaranty Termination Date. This Guaranty shall automatically terminate without any further action by any of the parties hereto upon the occurrence of the Guaranty Termination Date. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived or reinstated, as the case may be, if any payment by or on behalf of the Borrower or any Guarantor is made, or any Guaranteed Party exercises its right of setoff, in respect of the Guaranteed Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or

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required (including pursuant to any settlement entered into by the Guaranteed Parties in their discretion) to be repaid to a trustee, receiver or any other party, for any reason including in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Guaranteed Parties are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of each Guarantor under the immediately preceding sentence shall survive termination of this Guaranty.

9. Subordination. Each Guarantor hereby subordinates the payment of all Guarantor Claims owing to such Guarantor to the payment in full in cash of all Guaranteed Obligations (other than contingent indemnification and cost reimbursement obligations for which no claim has been asserted). If the Guaranteed Parties so request after the occurrence and during the continuance of an Event of Default, any such obligation or indebtedness of the Borrower to such Guarantor shall be enforced and performance received by such Guarantor as trustee for the Guaranteed Parties and the proceeds thereof shall be paid over to the Guaranteed Parties on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of such Guarantor under this Guaranty. After and during the continuation of an Event of Default, no Guarantor shall receive or collect, directly or indirectly, from the Borrower or any other Guarantor in respect thereof any amount upon the Guarantor Claims. In the event of Insolvency Proceedings involving the Borrower or any Guarantor, the Administrative Agent on behalf of the Administrative Agent and the other Guaranteed Parties shall have the right to prove their claim in any proceeding, so as to establish their rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends or distributions which would otherwise be payable upon Guarantor Claims. In the event of such proceeding, each Guarantor hereby assigns such dividends or distributions to the Administrative Agent for the benefit of the Guaranteed Parties for application against the Obligations as provided under Section 10.02(c) of the Credit Agreement. Should the Administrative Agent or any other Guaranteed Party receive, for application upon the Guaranteed Obligations, any such dividends or distributions which is otherwise payable to any Guarantor, and which, as between such Guarantor and the Borrower or any other Guarantor, shall constitute a credit upon the Guarantor Claims, then upon the occurrence of the Guaranty Termination Date, the intended recipient shall become subrogated to the rights of the Administrative Agent and the other Guaranteed Parties to the extent that such dividends or distributions to the Administrative Agent and the other Guaranteed Parties on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if the Administrative Agent and the other Guaranteed Parties had not received such dividends or distributions upon the Guarantor Claims. In the event that, notwithstanding this Section 9, any Guarantor should receive any funds, distributions, dividends or claims which are prohibited by this Section 9, then it agrees: (a) to hold in trust for the Administrative Agent and the other Guaranteed Parties an amount equal to the amount of all funds, payments, claims, dividends or distributions so received, and (b) that it shall have absolutely no dominion over the amount of such funds, payments, claims, dividends, or distributions except to pay them promptly to the Administrative Agent, for the benefit of the Guaranteed Parties; and each Guarantor covenants promptly to pay the same to the Administrative Agent. Each Guarantor agrees that until the Guaranty Termination Date, any Liens securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any Liens securing payment of the Guaranteed Obligations, regardless of whether such

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encumbrances in favor of such Guarantor, the Administrative Agent or any other Guaranteed Party presently exist or are hereafter created or attach. Without the prior written consent of the Administrative Agent, no Guarantor, during the period in which any of the Guaranteed Obligations is outstanding or the Commitments are in effect, shall (x) exercise or enforce any creditor’s right it may have against any debtor in respect of the Guarantor Claims, or (y) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor’s relief or Insolvency Proceeding) to enforce any Lien securing payment of the Guarantor Claims held by it. All promissory notes and all accounts receivable ledgers or other evidence of the Guarantor Claims accepted by or held by any Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty.

10. Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against any Guarantor or the Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by each Guarantor immediately upon demand by the Guaranteed Parties.

11. Expenses. Each Guarantor shall pay promptly on demand all reasonable and documented out-of-pocket legal, accounting, appraisal, consulting, and other reasonable and documented out-of-pocket fees, costs and expenses and all Extraordinary Expenses incurred by the Guaranteed Parties in any way relating to the enforcement or protection of the Guaranteed Parties’ rights under this Guaranty or in respect of the Guaranteed Obligations, including any incurred during any “workout” or restructuring in respect of the Guaranteed Obligations and any incurred in the preservation, protection or enforcement of any rights of the Guaranteed Parties in any proceeding under any Debtor Relief Laws in each case, to the extent provided in Section 12.03 of the Credit Agreement. The obligations of each Guarantor under this paragraph shall survive the Guaranty Termination Date.

12. Limitation on Obligations. The provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under this Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Guarantor’s liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantors or any Guaranteed Party, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant Guarantor’s “Maximum Liability”). This Section 12 with respect to the Maximum Liability of the Guarantors is intended solely to preserve the rights of the Guaranteed Parties hereunder to the maximum extent not subject to avoidance under applicable law, and neither the Guarantor nor any other person or entity shall have any right or claim under this Section 12 with respect to the Maximum Liability, except to the extent necessary so that the obligations of the Guarantor hereunder shall not be rendered voidable under applicable law.

Each of the Guarantors agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of each Guarantor, and may exceed the aggregate Maximum

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Liability of all other Guarantors, without impairing this Guaranty or affecting the rights and remedies of the Guaranteed Parties hereunder. Nothing in this Section 12 shall be construed to increase any Guarantor’s obligations hereunder beyond its Maximum Liability. In the event any Guarantor (a “Paying Guarantor”) shall make any payment or payments under this Guaranty, each other Guarantor (each a “Non-Paying Guarantor”) shall contribute to such Paying Guarantor an amount equal to such Non-Paying Guarantor’s “Pro Rata Share” of such payment or payments made, or losses suffered, by such Paying Guarantor. For the purposes hereof, each Non-Paying Guarantor’s “Pro Rata Share” with respect to any such payment or loss by a Paying Guarantor shall be determined as of the date on which such payment or loss was made by reference to the ratio of (i) such Non-Paying Guarantor’s Maximum Liability as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) or, if such Non-Paying Guarantor’s Maximum Liability has not been determined, the aggregate amount of all monies received by such Non-Paying Guarantor from the Borrower after the date hereof (whether by loan, capital infusion or by other means) to (ii) the aggregate Maximum Liability of all Guarantors hereunder (including such Paying Guarantor) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder), or to the extent that a Maximum Liability has not been determined for any Guarantors, the aggregate amount of all monies received by all Guarantors from the Borrower after the date hereof (whether by loan, capital infusion or by other means). Nothing in this Section 12 shall affect any Guarantor’s several liability for the entire amount of the Guaranteed Obligations (up to such Guarantor’s Maximum Liability). Each of the Guarantors covenants and agrees that its right to receive any contribution under this Guaranty from a Non-Paying Guarantor shall be subordinate and junior in right of payment to all the Guaranteed Obligations. The provisions of this Section 12 are for the benefit of both the Guaranteed Parties and the Guarantors and may be enforced by any one, or more, or all of them in accordance with the terms hereof.

13. Miscellaneous. No provision of this Guaranty may be waived, amended, supplemented or modified, except by a written instrument executed by the Persons required by Section 12.02 of the Credit Agreement. No failure by any Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein. Unless otherwise agreed by the Guaranteed Parties and each Guarantor in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by any Guarantor for the benefit of the Guaranteed Parties or any term or provision thereof.

14. Condition of Guarantors. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other Guarantor such information concerning the financial condition, business and operations of the Borrower and any such other Guarantor as such Guarantor requires, and that the Guaranteed Parties have no duty, and such Guarantor is not relying on the Guaranteed Parties at any time, to disclose to such Guarantor any information relating to the business, operations or financial condition of the Borrower or any other Guarantor (each Guarantor waiving any duty on the part of the Guaranteed Parties to disclose such information and any defense relating to the failure to provide the same).

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15. Setoff. If an Event of Default shall have occurred and be continuing, each Guaranteed Party and each of such Guaranteed Party’s Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (of whatsoever kind, including, without limitation, obligations under Secured Swap Agreements) at any time owing by such Guaranteed Party or such Affiliate to or for the credit or the account of the Borrower or any Guarantor against any of and all the obligations of the Borrower and any Guarantor owed to such Guaranteed Party now or hereafter existing under this Agreement, any other Loan Document, irrespective of whether or not such Guaranteed Party shall have made any demand under this Agreement, any other Loan Document and although such obligations may be unmatured. Each Lender or its Affiliates agrees to promptly notify the Borrower and the Administrative Agent after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Guaranteed Party thereof under this Section 15 are in addition to other rights and remedies (including other rights of setoff) which such Guaranteed Party or such Affiliate may have.

16. Representations and Warranties. Each Guarantor represents and warrants that (a) it is duly organized and in good standing under the laws of the jurisdiction of its organization and has full capacity and right to make and perform this Guaranty, and all necessary authority has been obtained, except where failure to have such capacity, right and authority could not reasonably be expected to have a Material Adverse Effect; (b) this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (c) the making and performance of this Guaranty does not and will not violate the provisions of any applicable law, regulation or order (except for such violations that would not reasonably be expected to have a Material Adverse Effect), and will not violate or result in a default under any indenture, agreement or other instrument evidencing Material Debt binding upon the Borrower or any Guarantor or their Properties, or give rise to a right thereunder to require any payment to be made by the Borrower or such Guarantor; and (d) all consents, approvals, and filings and registrations with, any Governmental Authority required under applicable law and regulations for the making and performance of this Guaranty have been obtained or made and are in full force and effect, except (i) those consents, approvals, filings and registrations, which, if not made or obtained, would not cause a Default under the Credit Agreement or could not reasonably be expected to have a Material Adverse Effect and (ii) the filing of any required documents with the SEC.

17. Indemnification and Survival. Each Guarantor shall jointly and severally indemnify the Guaranteed Parties and their respective officers, directors, employees, Affiliates, agents and attorneys (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, Claims, damages, liabilities and related expenses, including the reasonable and customary fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or

8

as a result of (i) the execution or delivery of this Guaranty or any other Loan Document (other than expenses in connection with the execution and delivery of this Guaranty and the other Loan Documents dated of even date herewith, which expenses shall only be paid by the Borrower to the extent provided in Section 12.03(a) of the Credit Agreement) or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or the parties to any other Loan Document of their respective Guarantee Obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or by any other Loan Document, (ii) the failure of any Guarantor or their respective subsidiaries to comply with the terms of any Loan Document, including this Guaranty, or with any governmental requirement, (iii) any inaccuracy of any representation or any breach of any warranty or covenant of any Guarantor set forth in any of the Loan Documents or any instruments, documents or certifications delivered in connection therewith, (iv) any Loan or Letter of Credit or the use of the Proceeds therefrom, including, without limitation, (a) any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit issued by such Issuing Bank if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit, or (b) the payment of a drawing under any Letter of Credit notwithstanding the non-compliance, non-delivery or other improper presentation of the documents presented in connection therewith, (v) any other aspect of the Loan Documents, (vi) the operations of the business of the Guarantors or their respective Subsidiaries by the Guarantors or their respective Subsidiaries, (vii) any assertion that the Guaranteed Parties were not entitled to receive the Proceeds received pursuant to the Security Instruments, (viii) any Environmental Law applicable to any Guarantor or its Subsidiaries or any of their properties, including without limitation, the presence, generation, storage, release, threatened release, use, transport, disposal, arrangement of disposal or treatment of oil, oil and gas wastes, solid wastes or Hazardous Materials on any of their properties, (ix) the breach or non-compliance by the Guarantors or their respective Subsidiaries with any Environmental Law applicable to the Guarantors or their respective Subsidiaries, (x) the past ownership by the Guarantors or their respective Subsidiaries of any of their properties or past activity on any of their properties which, though lawful and fully permissible at the time, could result in present liability, (xi) the presence, use, release, storage, treatment, disposal, generation, threatened release, transport, arrangement for transport or arrangement for disposal of oil, oil and gas wastes, solid wastes or hazardous substances on or at any of the properties owned or operated by the Guarantors or their respective Subsidiaries or any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Guarantors or their respective Subsidiaries, (xii) any environmental liability related in any way to the Guarantors or their respective Subsidiaries, or (xiii) any other environmental, health or safety condition in connection with the Loan Documents, (xiv) the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission system in connection with this Guaranty, the other Loan Documents or the transactions contemplated hereby or thereby, or (xv) any actual or prospective Claim, litigation, investigation or proceeding relating to any of the foregoing, whether brought by a third party or any Guarantor, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto, and such indemnity shall extend to each Indemnitee notwithstanding the sole or concurrent negligence of every kind or character whatsoever, whether active or passive, whether an affirmative act or an omission, including without limitation, all types of negligent conduct identified in the restatement (second) of torts of one or more of the Indemnitees or by reason of strict liability imposed without fault on any one or more

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of the Indemnitees; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, Claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, and provided further that the indemnity set forth herein shall not apply to disputes solely between Lenders unless such dispute results from any Claim arising out of any request, act or omission on the part of the any Guarantor or against the arranger, any agent or any Issuing Bank in its capacity as such, in each case, in connection with the Loan Documents with respect to the obligation to reimburse an Indemnitee for fees, charges and disbursements of counsel, each Indemnitee agrees that all Indemnitees will as a group utilize one primary counsel (plus no more than one additional counsel in each jurisdiction where a proceeding that is the subject matter of the indemnity is located) unless (1) there is a conflict of interest among Indemnitees, (2) defenses or claims exist with respect to one or more Indemnitees that are not available to one or more other Indemnitees or (3) special counsel is required to be retained and the Guarantor consents to such retention.

18. GOVERNING LAW; Assignment; Jurisdiction; Notices. THIS GUARANTY AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES. This Guaranty shall (a) bind each Guarantor and its successors and assigns, provided that no Guarantor may assign its rights or obligations under this Guaranty without the prior written consent of the Administrative Agent on behalf of the Guaranteed Parties (and any attempted assignment without such consent shall be void), and (b) inure to the benefit of the Guaranteed Parties and their successors and assigns and the Guaranteed Parties may, without notice to any Guarantor and without affecting any Guarantor’s obligations hereunder, assign, sell or grant participations in the Guaranteed Obligations and this Guaranty, in whole or in part. EACH GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER TEXAS, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING IN ANY WAY TO THIS GUARANTY, AND AGREES THAT ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND EACH GUARANTOR AND THE ADMINISTRATIVE AGENT CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 12.01 OF THE CREDIT AGREEMENT. A final judgment in any proceeding of any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by applicable law. Nothing herein shall limit the right of the Administrative Agent or any Guaranteed Party to bring proceedings against any Guarantor in any other court, nor limit the right of any party to serve process in any other manner permitted by applicable law. Nothing in this Guaranty shall be deemed to preclude enforcement by the Administrative Agent or any Guaranteed Party of any judgment or order obtained in any forum or jurisdiction. Each Guarantor agrees that the Guaranteed Parties may disclose to any permitted assignee of or

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permitted participant in, or any permitted prospective assignee of or participant in, any of their rights or obligations of all or part of the Guaranteed Obligations any and all information in the Guaranteed Parties’ possession concerning such Guarantor, this Guaranty and any security for this Guaranty, in each case subject to Section 12.11 of the Credit Agreement. All notices, demands and requests that any party is required or elects to give to any other party shall be given in accordance with the provisions of Section 12.01 of the Credit Agreement, and if to any Guarantor shall be given to it at the address specified in the Credit Agreement for such Guarantor or as otherwise specified by such Guarantor in writing.

19. WAIVER OF JURY TRIAL; FINAL AGREEMENT. TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, EACH GUARANTOR IRREVOCABLY WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING ON, ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE GUARANTEED OBLIGATIONS. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

20. Further Assurances. Each Guarantor agrees, upon the written request of the Administrative Agent or any other Guaranteed Party, to execute and deliver to the Guaranteed Parties, from time to time, any additional instruments or documents reasonably requested by the Administrative Agent or any Guaranteed Party to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

21. Additional Guarantors. Pursuant to Section 8.13(b) of the Credit Agreement, certain Subsidiaries are from time to time required to enter into this Guaranty as a Guarantor. Upon execution and delivery after the date hereof by the Administrative Agent and a Subsidiary of a supplement in the form of Exhibit A hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Guaranty shall not require the consent of any Guarantor hereunder, of the Borrower or of any Guaranteed Party. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party hereto.

[signature pages follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Guaranty to be duly executed as of the date first above written.

GUARANTORS:	LINN ENERGY, INC.

By:
Name:
Title:

LINN ENERGY HOLDCO LLC

By:
Name:
Title:

LINN ENERGY HOLDINGS, LLC

By:
Name:
Title:

LINN OPERATING, LLC

By:
Name:
Title:

LINN MIDWEST ENERGY LLC

By:
Name:
Title:

[Signature Page to Guaranty]

LINN MIDSTREAM, LLC

By:
Name:
Title:

LINN MARKETING, LLC

By:
Name:
Title:

[Signature Page to Guaranty]

Acknowledged and accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

[Signature Page to Guaranty]

EXHIBIT A

TO GUARANTY

SUPPLEMENT NO.    dated as of                     , 20     (this “Supplement”) to the Guaranty dated as of February 28, 2017 (as the same may be amended, supplemented or otherwise modified from time to time, the “Guaranty”), by each of Linn Energy Inc., a Delaware corporation (“Linn Energy”), Linn Energy Holdco LLC, a Delaware limited liability company (“Energy Holdco”), Linn Energy Holdings, LLC (“Energy Holdings”), a Delaware limited liability company, Linn Operating, LLC, a Delaware limited liability company (“Operating”), Linn Midwest Energy LLC, a Delaware limited liability company (“Midwest”), Linn Midstream, LLC, a Delaware limited liability company (“Midstream”), Linn Marketing, LLC, a Delaware limited liability company (“Marketing” and together with Linn Energy, Energy Holdco, Energy Holdings, Operating, Midwest, Midstream, and each Person who becomes a party to this Guaranty by execution of a supplement in the form of Exhibit A hereto, collectively the “Guarantors” and each individually a “Guarantor”) in favor of the Guaranteed Parties.

Reference is made to Credit Agreement dated as of February 28, 2017 (as from time to time amended, the “Credit Agreement”) by and among Linn Energy Holdco II LLC, a Delaware limited liability company (the “Borrower”), the Guarantors from time to time party thereto, certain financial institutions from time to time party thereto as lenders (the “Lenders”) and Wells Fargo Bank, National Association as administrative agent for such Lenders (the “Administrative Agent”).

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty and the Credit Agreement, as applicable.

The Guarantors have entered into the Guaranty in order to induce the Guaranteed Parties to extend credit and take other actions pursuant to the Loan Documents. Pursuant to Section 8.13(b) of the Credit Agreement, the undersigned Subsidiary is required to enter into the Guaranty as a Guarantor. Section 21 of the Guaranty provides that additional Subsidiaries may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guaranty in order to induce the Guaranteed Parties to extend and continue the extension of credit pursuant to the Credit Agreement and/or to enter into and perform under other Loan Documents.

Accordingly, Administrative Agent and the New Guarantor agree as follows:

SECTION 1. In accordance with Section 21 of the Guaranty, the New Guarantor by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms thereof and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof and (b) without limiting the foregoing, guaranties the punctual payment of all Guaranteed Obligations now owing or which may in the future be owing by Borrower under the Loan Documents, when the same are due and payable, whether on demand, at stated maturity, by acceleration or otherwise. Henceforth, each reference to a “Guarantor” in the Loan Documents shall be deemed to include the New Guarantor. The Guaranty is hereby incorporated herein by reference.

SECTION 2. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. This Supplement shall become effective when Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and Administrative Agent.

SECTION 3. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.

SECTION 4. THIS SUPPLEMENT AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES.

SECTION 5. All communications and notices hereunder shall be in writing and given as provided in Section 12.01 of the Credit Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to Administrative Agent.

[Signature Page Follows]

IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Guaranty as of the day and year first above written.

[Name of New Guarantor]

By:
Name:
Title:
Address:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

[Signature Page to Supplement]

EXHIBIT C-2

FORM OF SECURITY AGREEMENT

(See attached.)

Exhibit C-2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT is dated as of February 28, 2017, by Linn Energy Holdco II LLC, a Delaware limited liability company (the “Borrower”) pursuant to the Credit Agreement (as defined below), by each of the Borrower, Linn Energy Inc., a Delaware corporation (“Linn Energy”), Linn Energy Holdco LLC, a Delaware limited liability company (“Energy Holdco”), Linn Energy Holdings, LLC, a Delaware limited liability company (“Energy Holdings”), Linn Operating, LLC, a Delaware limited liability company (“Operating”), Linn Midwest Energy LLC, a Delaware limited liability company (“Midwest”), Linn Midstream, LLC, a Delaware limited liability company (“Midstream”), Linn Marketing, LLC, a Delaware limited liability company (“Marketing” and together with Linn Energy, Energy Holdco, Energy Holdings, Operating, Midwest, Midstream and each Person who becomes a party to this Agreement by execution of a joinder in the form of Exhibit A hereto, collectively the “Debtors”, and each individually a “Debtor”), in favor of Wells Fargo Bank, National Association, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), for the benefit of the Secured Parties.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement of even date herewith among the Borrower, the other Debtors party thereto as guarantors (the “Guarantors”), the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent (as the same may be amended, restated, modified or supplemented and in effect from time to time, the “Credit Agreement”), the Lenders have agreed, subject to the satisfaction of certain conditions precedent, to make Loans to the Borrower;

WHEREAS, contemporaneously herewith the Guarantors are entering into that certain Guaranty Agreement of even date herewith (as the same may be amended, restated, modified or supplemented and in effect from time to time, the “Guaranty”) pursuant to which the Guarantors guarantee the obligations of the Borrower and the other Obligors under the Credit Agreement and the other Loan Documents;

WHEREAS, certain Lenders or Affiliates of Lenders have entered into or may hereafter enter into Secured Swap Agreements with one or more Debtors;

WHEREAS, each of the Debtors other than the Borrower is either (i) a direct or indirect owner of the capital stock or shares of the Borrower or (ii) a Subsidiary or Affiliate of the Borrower, will benefit directly and indirectly from the credit facilities made available pursuant to the Credit Agreement and is guaranteeing the Obligations pursuant to the Guaranty;

WHEREAS, to induce Administrative Agent and the Lenders to ender into the Credit Agreement and make available the credit facilities thereunder, and to induce each Secured Hedge Provider to enter into its respective Secured Swap Agreement, each Debtor has agreed to grant the security interests contemplated by this Agreement in order to secure the payment and performance of the Obligations; and

WHEREAS, it is a condition precedent to the availability of Loans under the Credit Agreement that each Debtor shall have granted the security interests contemplated by this Agreement in order to secure the payment and performance of the Secured Obligations (as defined below).

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of the Loans, extensions of credit, commitments and other financial accommodations referred to herein, the parties hereto agree as follows:

SECTION 1. Definitions.

1.1 The following terms, as used herein, have the meanings set forth below:

“Agreement” means this Security Agreement, as the same may be amended, restated, modified or supplemented and in effect from time to time in accordance with the terms hereof.

“Collateral” has the meaning assigned to that term in Section 2.

“Control” means: (a) with respect to any Deposit Accounts, control within the meaning of Section 9.104 of the UCC; (b) with respect to any Securities Accounts, Security Entitlements, Commodity Contract or Commodity Account, control within the meaning of Section 9-106 of the UCC; (c) with respect to any Uncertificated Securities, control within the meaning of Section 8.106(c) of the UCC; (d) with respect to any Certificated Security, control within the meaning of Section 8.106(a) or (b) of the UCC; (e) with respect to any Electronic Chattel Paper, control within the meaning of Section 9.105 of the UCC; and (f) with respect to Letter-of-Credit Rights, control within the meaning of Section 9.107 of the UCC.

“Copyright Security Agreement” means, if any, each Copyright Security Agreement executed and delivered by any Debtor to Administrative Agent, as the same may be amended and in effect from time to time.

“Copyrights” means any copyrights, copyright registrations and copyright applications, and all renewals, extensions and continuations of any of the foregoing.

“Debtor Claims” means all debts and obligations of the Borrower or any other Debtor to any Debtor, including but not limited to any obligation of the Borrower or any other Debtor to such Debtor as subrogee of the Secured Parties or resulting from such Debtor’s performance under this Agreement, whether such debts and obligations now exist or are hereafter incurred or arise, or whether the obligation of the debtor thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or obligations be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or obligations may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by such Debtor.

“Debtor Relief Laws” means the Bankruptcy Code (Title 11, United States Code), any successor statute or any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Deposit Account Control Agreement” has the meaning assigned to that term in Section 4.12.

“Excluded Property” means, with respect to a Debtor, (a) any Excluded Account, (b) any equipment or goods that are subject to a “purchase money security interest” or a Lien securing a Capital Lease, in each case permitted by the Credit Agreement, but only to the extent that such item of Collateral (or any agreement governing such item of Collateral) contains a term or is subject to a rule of law, statute or regulation that restricts, prohibits, or requires a consent (that has not been obtained) of a Person (other than such Debtor) to, the creation, attachment or perfection of the security interest granted herein, and any such restriction, prohibition and/or requirement of consent is effective and enforceable under applicable law and is not rendered ineffective by applicable law (including, without limitation, pursuant to Sections 9.406, 9.407, 9.408 or 9.409 of the UCC), (c) “intent-to-use” Trademarks to the extent that, and solely during the period in which, the grant, attachment or enforcement of a security interest therein would, under applicable federal law, impair the registrability of such applications or the validity or enforceability of registrations issuing from such applications, (d) any item of General Intangibles that is now or hereafter held by such Debtor but only to the extent that such item of General Intangibles (or any agreement evidencing such item of General Intangibles) contains a term or is subject to a rule of law, statute or regulation that restricts, prohibits, or requires a consent (that has not been obtained) of a Person (other than such Debtor) to, the creation, attachment or perfection of the security interest granted herein, and any such restriction, prohibition and/or requirement of consent is effective and enforceable under applicable law and is not rendered ineffective by applicable law (including, without limitation, pursuant to Sections 9.406, 9.407, 9.408 or 9.409 of the UCC), and (e) any property to the extent the grant or maintenance of a Lien on such property (i) is prohibited by any Governmental Requirement, (ii) could reasonably be expected to result in material adverse tax consequences to the Borrower or any Subsidiary of the Borrower, or (iii) requires a consent refused by any Governmental Authority pursuant to applicable law; provided, however, that (x) Excluded Property shall not include any Proceeds of any Excluded Property if such Proceeds do not otherwise constitute Excluded Property, and (y) any such Collateral that at any time ceases to satisfy the criteria for Excluded Property (whether as a result of the applicable Debtor obtaining any necessary consent, any change in any rule of law, statute or regulation, or otherwise), shall no longer be Excluded Property.

“Federal Registration Collateral” means Collateral with respect to which Liens may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation.

“Hydrocarbons” means oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined therefrom and all other minerals extracted or otherwise derived from Oil and Gas Properties.

“Indemnitees” has the meaning given to that term in Section 13.

“Intellectual Property” means, collectively, all Copyrights, Patents and Trademarks.

“Patent Security Agreement” means, if any, each Patent Security Agreement executed and delivered by any Debtor to Administrative Agent, as the same may be amended and in effect from time to time.

“Patents” means any patents and patent applications and all renewals, extensions and continuations of any of the foregoing.

“Permitted Liens” means liens permitted under Section 9.03 of the Credit Agreement.

“Secured Obligations” means the Obligations (as defined in the Credit Agreement), the Guaranteed Obligations (as defined in the Guaranty Agreement) and all other obligations and indebtedness of any Debtor now or hereafter arising under the Loan Documents.

“Securities Account Control Agreement” has the meaning given to that term in Section 4.11.

“Security Interests” means the security interests granted or provided for pursuant to Section 2 hereof and pursuant to any Copyright Security Agreements, Patent Security Agreements and Trademark Security Agreements, as well as all other security interests created, assigned or provided as additional security for the Secured Obligations pursuant to the provisions of this Agreement or any of the other Loan Documents.

“Security Termination” means such time at which each of the following events shall have occurred on or prior to such time: (a) all Commitments have terminated or expired; (b) the Credit Agreement has terminated; (c) all Secured Obligations (other than obligations under any Secured Swap Agreement and other than indemnities and other contingent obligations not then due and payable and as to which no claim has been made as of the time of determination) have been indefeasibly paid in full in cash; (d) all Secured Swap Agreements have been terminated and paid in full, novated or the applicable Debtor has provided substitute collateral to the Secured Hedge Provider thereunder to the extent provided under the applicable Secured Swap Agreement (or as to which other arrangements satisfactory to the applicable Secured Hedge Provider shall have been made); and (e) all Letters of Credit have expired or terminated or the LC Exposure has been cash collateralized (or as to which other arrangements satisfactory to the applicable Debtor and the Issuing Bank shall have been made), as provided for in the Credit Agreement.

“Trademark Security Agreement” means, if any, each Trademark Security Agreement executed and delivered by any Debtor to Administrative Agent, as the same may be amended and in effect from time to time.

“Trademarks” means any trademarks, trademark registrations, and trademark applications, all renewals, extensions and continuations of any of the foregoing and all goodwill attributable to any of the foregoing.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of Texas; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of Administrative Agent’s and the other Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Texas, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, priority or the effect thereof and for purposes of definitions related to such provisions.

1.2 Other Definition Provisions. References to “Sections” or “Schedules” shall be to Sections or Schedules of this Agreement unless otherwise specifically provided. For purposes hereof, “including” is not limiting and “or” is not exclusive. Except as provided by the immediately following sentence, capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided for in the Credit Agreement. All capitalized terms defined in the UCC and not otherwise defined herein shall have the respective meanings provided for by the UCC. Any of the terms defined in Section 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

SECTION 2. Grant of Security Interests.

2.1 To secure the payment and performance of the Secured Obligations, each Debtor hereby grants to Administrative Agent, for its benefit and the benefit of the other Secured Parties, a lien on and security interest in any and all right, title and interest in and to any and all property and interests in property of such Debtor, whether now owned or existing or hereafter created, acquired or arising, including all of the following properties and interests in properties, whether now owned or hereafter created, acquired or arising (all being collectively referred to herein as the “Collateral”):

(a) Accounts;

(b) Chattel Paper (whether Tangible Chattel Paper or Electronic Chattel Paper);

(c) Commercial Tort Claims, including without limitation those Commercial Tort Claims in which such Debtor has any interest specified on Schedule 3.8;

(d) Deposit Accounts, all cash, and other property deposited therein or otherwise credited thereto from time to time and other monies and property in the possession or under the control of Administrative Agent or any Secured Party or any affiliate, representative, agent or correspondent of Administrative Agent or any Secured Party;

(e) Documents;

(f) General Intangibles (including without limitation any and all Intellectual Property and any and all rights in and under any Swap Agreement) and all rights under insurance contracts and rights to insurance proceeds;

(g) Goods, including without limitation any and all Inventory, Equipment and Fixtures;

(h) Instruments;

(i) Investment Property, and all dividends, distributions, return of capital, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any investment property and all subscription warrants, rights or options issued thereon or with respect thereto;

(j) Letter-of-Credit Rights (whether or not the letter of credit is evidenced by a writing);

(k) As-Extracted Collateral, including without limitation the Hydrocarbons or accounts resulting from the sale thereof at the wellhead or minehead;

(l) Supporting Obligations;

(m) any and all other personal property and interests in property whether or not subject to the UCC;

(n) any and all books and records, in whatever form or medium, that at any time evidence or contain information relating to any of the foregoing properties, interests in properties or any oil, gas or mineral properties and interests, or that are otherwise necessary or helpful in the collection thereof or realization thereon;

(o) all Accessions and additions to, and substitutions and replacements of, any and all of the foregoing; and

(p) all Proceeds and products of the foregoing, all insurance pertaining to the foregoing and proceeds thereof and all collateral security and guarantees given with respect to any of the foregoing.

For the avoidance of doubt, the lien and security interest granted pursuant to this Section 2.1 shall not apply to (i) Excluded Property or (ii) any property or asset to the extent the burden of perfection would exceed the benefit to the Secured Parties in the reasonable written determination of Administrative Agent (including, without limitation, (y) the annotation of vehicle and other titles to reflect the Liens granted by the Loan Documents; and (z) obtaining the consent of any Governmental Authority that is a tribal nation to the grant or maintenance of a Lien on such property).

2.2 The security interest created hereby in the Collateral secures the payment and performance of all Secured Obligations. Without limiting the generality of the foregoing, this Agreement secures, as to each Debtor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Debtor to any Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving a Debtor.

2.3 This Agreement is executed and granted for the pro rata benefit and security of Administrative Agent and the other Secured Parties as security for the Secured Obligations until Security Termination has occurred; it being understood and agreed that possession of any Note (or any replacements of any said Note) at any time by the Borrower or any other Debtor shall not in any manner extinguish the Secured Obligations, such Notes or this Agreement securing payment thereof, and the Borrower shall have the right to issue and reissue any of the Notes from time to time as its interest or as convenience may require, without in any manner extinguishing or affecting the Secured Obligations, the obligations under any of the Notes, or the security of this Agreement.

2.4 Without limiting any other provision of this Agreement, as additional security hereunder, Debtors have absolutely and unconditionally granted, assigned, transferred and conveyed, and do hereby absolutely and unconditionally grant, assign, transfer and convey unto the Administrative Agent, for its benefit and the benefit of Lenders all of the As-extracted Collateral relating to the Hydrocarbons and all products obtained or processed therefrom, and the revenues and proceeds now and hereafter attributable to the Hydrocarbons and said products and all payments in lieu of the Hydrocarbons such as “take or pay” payments or settlements. If an Event of Default shall occur, then at the election of the Administrative Agent the Hydrocarbons and products are to be delivered into pipe lines connected with any Oil and Gas Property, or to the purchaser thereof, to the credit of the Administrative Agent, for its benefit and the benefit of Lenders; and all such revenues and proceeds shall be paid directly to the Administrative Agent, at its banking headquarters in Houston, Texas, with no duty or obligation of any party paying the same to inquire into the rights of the Administrative Agent to receive the same, what application is made thereof, or as to any other matter. Debtors agree to perform all such acts, and to execute all such further assignments, transfers and division orders and other instruments as may be required or desired by the Administrative Agent or any party in order to have said proceeds and revenues so paid to the Administrative Agent. The Administrative Agent is fully authorized to receive and give receipt for said revenues and proceeds; to endorse and cash any and all checks and drafts payable to the order of Debtors or the Administrative Agent for the account of Debtors received from or in connection with said revenues or proceeds and to hold the proceeds thereof in a bank account as additional Collateral securing the Secured Obligations; and to execute transfer and division orders in the names of Debtors, or otherwise, with warranties binding Debtors. The Administrative Agent shall not be liable for any delay, neglect or failure to effect collection of any proceeds or to take any other action in connection therewith or hereunder; but the Administrative Agent shall have the right, at its election, in the names of Debtors or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by the Administrative Agent in order to collect such funds and to protect the interests of the Administrative Agent and/or Debtors, with all costs, expenses and attorneys’ fees incurred in connection therewith being paid by Debtors. Debtors hereby appoint the Administrative Agent as Debtors’ attorney-in-fact to pursue any and all rights of Debtors to liens on and security interests in the Hydrocarbons securing payment of proceeds of runs attributable to the Hydrocarbons. In addition to the rights granted to the Administrative Agent in Section 2.1, Debtors hereby further transfer and assign to the Administrative Agent any and all such liens, security interests, financing statements or similar interests of Debtors attributable to Debtors’ interest in the Hydrocarbons and proceeds of runs therefrom arising under or created by statutory provision, judicial decision or otherwise. The power of attorney granted to Beneficiary in this Section 2.4, being coupled with an interest, shall be irrevocable so long as the Secured Obligations or any part thereof remains unpaid. Until such time as an Event of Default has occurred and is continuing, but subject to the provisions of the Credit Agreement, the Administrative Agent hereby grants to Grantors a license to sell, receive and give receipt for proceeds from the sale of Hydrocarbons, which license shall automatically terminate upon such Event of Default and for so long as the same continues. For the avoidance of doubt, if the foregoing license is terminated as a result of an occurrence of an Event of Default, such license shall be automatically reinstated if such Event of Default is waived pursuant to the terms of the Credit Agreement. Nothing herein contained shall modify or otherwise alter the obligation of the Borrower to make prompt payment of all principal and interest owing on the Obligations when and as the same become due regardless of whether the proceeds of the Hydrocarbons are sufficient to pay the same and the rights provided in accordance with the foregoing assignment provision shall be cumulative of all other security of any and every character now or hereafter existing to secure payment of the Obligations.

SECTION 3. Representations and Warranties.

Each Debtor represents and warrants to Administrative Agent and to each other Secured Party as follows:

3.1 Binding Obligation; Perfection. This Agreement constitutes a valid and binding obligation of such Debtor, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, or similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles. Administrative Agent has a valid and perfected first priority security interest (subject to Permitted Liens) in the Collateral to the extent a lien in such Collateral can be perfected by the filing of a UCC-1 financing statement in the Secretary of State office of such Debtor’s state of incorporation or formation, securing the payment of the Secured Obligations, and such Security Interests are entitled to all of the rights, priorities and benefits afforded by the UCC or other applicable law as enacted in any relevant jurisdiction which relates to perfected security interests.

3.2 Collateral Locations. For each Debtor, Schedule 3.2 sets forth as of the closing date all addresses at which any personal property Collateral (as described in Section 2.1(m) above) with value in excess of $2,000,000 is located, indicating for each whether such location is owned or leased by the applicable Debtor, or owned or operated by a third-party such as a warehouseman, consignee or processor, other than Collateral in transit or out for repair, in each case in the ordinary course of business or other immaterial Collateral in the temporary possession of employees and other third parties in the ordinary course of business; provided, however, that this Section 3.2 shall not apply to locations at which any Debtor primarily holds interests in Oil and Gas Properties to the extent set forth in the Initial Reserve Report or other Security Instruments. Schedule 3.2 indicates which of the foregoing addresses serves as each Debtor’s chief executive office.

3.3 Existing Liens. Except for Permitted Liens, each Debtor owns its respective Collateral, and will own all after-acquired Collateral, free and clear of any Lien. No effective financing statement or other form of lien notice covering all or any part of the Collateral is on file in any recording office, except for those pertaining to Permitted Liens or those filed in favor of Administrative Agent relating to this Agreement pertaining to Permitted Liens or as to which a duly authorized termination statement relating to such UCC financing statement or other instrument has been delivered to Administrative Agent on the Closing Date.

3.4 Governmental Authorizations; Consents. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or consent of any other Person is required for (i) the grant by any Debtor of the Security Interests granted hereby or for the execution, delivery or performance of this Agreement by any Debtor; or (ii) the exercise by Administrative Agent of its rights and remedies hereunder (except as may have been accomplished by or at the direction of a Debtor or Administrative Agent). Except for (a) the filing of UCC financing statements with the Secretary of State of each Debtor’s jurisdiction of organization, (b) the filing of any necessary registrations, recordations or notices, as applicable, in respect of any Federal Registration Collateral, (c) delivery of sufficient identification to Administrative Agent of Commercial Tort Claims, (d) consent of the issuer with respect to Letter-of-Credit Rights, (e) execution and delivery of (1) Deposit Account Control Agreements in respect of Deposit Accounts and (2) Securities Account Control Agreement in respect of Securities Accounts, and (f) the establishment of control (as defined in any applicable Section of the UCC) with respect to any other Collateral in which a security interest may be perfected by such control no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or consent of any other Person is required for the perfection of the Security Interests granted hereby and pursuant to any other Loan Documents.

3.5 Accounts. All material amounts represented by each Debtor to Administrative Agent as owing by Account Debtors, are the correct amounts actually and unconditionally owing, except (i) for normal cash discounts and allowances where applicable and (ii) for such amounts the failure of which to be correct could not result in or have a Material Adverse Effect. No Account Debtor has any defense, set-off, claim or counterclaim against any Debtor that can be asserted against Administrative Agent, whether in any proceeding to enforce Administrative Agent’s rights in the Collateral or otherwise except defenses, setoffs, claims or counterclaims that are not, in the aggregate, material to the value of the Accounts. In the event that a Debtor receives a promissory note or other Instrument with a value in excess of $2,000,000 payable in respect of the Accounts, the Borrower shall (i) notify Administrative Agent within thirty (30) days of such receipt (or such later date as Administrative Agent may agree to in its sole discretion) and (ii) if requested by the Administrative Agent, take all such action(s) as may be necessary to pledge such promissory note or other Instrument as Collateral hereunder and to perfect the Security Interests granted hereby with respect to such Collateral.

3.6 Inventory. No Inventory of any Debtor is subject to any licensing, patent, trademark, trade name or copyright agreement with any Person that restricts any Debtor’s or Administrative Agent’s ability to manufacture and/or sell the Inventory. The production of the Inventory does not conflict with oil and gas partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, and other agreements, except as could not reasonably be expected to cause a Material Adverse Effect. None of any Debtor’s Inventory has been produced in violation of any provision of the Fair Labor Standards Act of 1938, or in violation of any other law, which violations could reasonably be expected to have a Material Adverse Effect.

3.7 Intellectual Property. As of the date of the last certificate delivered to the Administrative Agent pursuant to Section 4.3(b), the Copyrights, Patents and Trademarks listed on the respective schedules to each of the Copyright Security Agreements, Patent Security Agreements and Trademark Security Agreements executed by a Debtor in connection herewith constitute all of the Collateral consisting of Federal Registration Collateral that is Intellectual Property owned by each Debtor. All material Intellectual Property owned by any Debtor is valid, subsisting and enforceable and all filings necessary to maintain the effectiveness of such registrations have been made. The execution, delivery and performance of this Agreement by the Debtors will not violate or cause a default under any Intellectual Property or any agreement in connection therewith.

3.8 Certain Collateral Disclosures. Except in each case as set forth on Schedule 3.8, as of the Closing Date, no Debtor has any ownership interest in any Chattel Paper, Letter-of-Credit Rights, Commercial Tort Claims, Documents, or Equipment covered by any certificate of title, in each case, with a face value, fair market value or claimed amount, as applicable, in excess of $2,000,000 individually or, with respect to each type of Collateral, $4,000,000 in the aggregate.

3.9 Control Arrangements. Except for (a) Control arising by operation of law in favor of banks and securities intermediaries having custody over the Deposit Accounts and Securities Accounts set forth on Schedule 3.9 (or otherwise as permitted pursuant to this Agreement) and (b) in respect of Liens of Administrative Agent and Permitted liens, no Person has Control of any Deposit Accounts, Securities Accounts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights in which any Debtor has any interest.

3.10 [Reserved].

3.11 Survival of Representations and Warranties. All representations and warranties of the Debtors contained in this Agreement shall survive the execution and delivery of this Agreement.

SECTION 4. Covenants and Further Assurances.

4.1 Name or Entity Changes. No Debtor shall change its name, type of organization or jurisdiction of organization except as may be permitted under the Credit Agreement.

4.2 Maintenance of Perfected Security Interest. Each Debtor shall take all actions reasonably requested by Administrative Agent to maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.1 and shall defend such security interest against the claims and demands of all Persons whomsoever subject to the rights of such Debtor under the Loan Documents to dispose of the Collateral.

4.3 Intellectual Property.

(a) Each Debtor shall concurrently herewith deliver to Administrative Agent each Copyright Security Agreement, Patent Security Agreement and Trademark Security Agreement and all other documents, instruments and other items as Administrative Agent may reasonably request for Administrative Agent to file such agreements with the U.S. Copyright Office and the U.S. Patent and Trademark Office, as applicable.

(b) If any Debtor acquires title to any new or additional Federal Registration Collateral consisting of Intellectual Property or rights thereto, the Borrower shall cause such acquisition to be properly reflected on the immediately subsequent certificate delivered to the Administrative Agent pursuant to Section 8.01(c) of the Credit Agreement.

(c) Each Debtor shall: (i) use commercially reasonable efforts to prosecute, as deemed appropriate in such Debtor’s reasonable business judgment, any material Intellectual Property application owned by such Debtor at any time pending; (ii) make application for registration or issuance of all new or additional Intellectual Property as reasonably deemed appropriate by such Debtor; (iii) preserve and maintain all rights in the material Intellectual Property owned by such Debtor to the extent and in a manner determined by such Debtor in the exercise of such Debtor’s reasonable business judgment; and (iv) use commercially reasonable efforts to obtain any consents, waivers or agreements that Administrative Agent may reasonably request to enable the Administrative Agent to exercise its remedies with respect to any and all Intellectual Property.

(d) No Debtor shall abandon any right to file a material Intellectual Property application nor shall any Debtor abandon any material pending Intellectual Property application, or material registered Intellectual Property, except as a Debtor may determine in its reasonable business judgment is no longer useful in the operation of its business.

(e) Each Debtor hereby grants to Administrative Agent a non-exclusive license to use all Intellectual Property owned or used by such Debtor to the extent necessary to enable Administrative Agent, effective upon the occurrence and during the continuance of any Event of Default, to realize on the Collateral and any permitted successor or assign to enjoy the benefits of the Collateral. Administrative Agent acknowledges and agrees that the quality of the products with which the licensed Trademarks will be used shall be subject to the Debtor’s approval, solely to the extent the retention by the Debtor of such quality approval right is necessary to preserve the validity and enforceability of such Trademarks. This license shall inure to the benefit of Administrative Agent and its permitted successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such license is granted free of charge, without requirement that any monetary payment whatsoever including, without limitation, any royalty or license fee, be made to any Debtor or any other Person by Administrative Agent or any Secured Party or any other Person.

4.4 Bailees. No Collateral with a fair market value in excess of $5,000,000 shall at any time be in the possession or control of any warehouseman, consignee, bailee or any of any Debtor’s agents or processors without prior written notice to Administrative Agent and the receipt by Administrative Agent, if Administrative Agent has so requested, of warehouse receipts or bailee lien waivers (as applicable) satisfactory to Administrative Agent prior to the commencement of such possession or control or such later date as agreed to by the Administrative Agent. For the avoidance of doubt this Section 4.4 does not apply to Collateral in the possession of freight handlers or other transportation providers.

4.5 Chattel Paper and Instruments. Each Debtor shall deliver, within thirty (30) days (or such later date as Administrative Agent may agree to in its sole discretion) to Administrative Agent all Tangible Chattel Paper and all Instruments with an original face amount in excess of (i) $2,000,000 individually or (ii) with respect to each type of Collateral, $4,000,000 in the aggregate, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Administrative Agent. Upon request by Administrative Agent, each Debtor shall provide Administrative Agent with Control of all Electronic Chattel Paper with a face value in excess of $4,000,000 individually or in the aggregate by having Administrative Agent identified as the assignee of the Records pertaining to the single authoritative copy thereof and otherwise complying with the applicable elements of Control set forth in the UCC. Upon the request by Administrative Agent, each Debtor will mark conspicuously all Chattel Paper and all Instruments held by such Debtor with a legend, in form and substance satisfactory to Administrative Agent, indicating that such Chattel Paper and such Instruments are subject to the Security Interests granted hereby.

4.6 Letters of Credit. Each Debtor shall deliver, within thirty (30) days (or such later date as Administrative Agent may agree to in its sole discretion) to Administrative Agent all Letters of Credit with an original face amount in excess of (i) $2,000,000 individually or (ii) $4,000,000 in the aggregate, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Administrative Agent. Each Debtor shall take any and all actions Administrative Agent may reasonably request, from time to time, to cause Administrative Agent to obtain exclusive Control of any such Letter-of-Credit Rights owned by such Debtor in a manner reasonably acceptable to Administrative Agent.

4.7 Equipment. Upon request of Administrative Agent, upon the occurrence and during the continuance of an Event of Default, each Debtor shall promptly deliver to Administrative Agent any and all certificates of title, applications for title or similar evidence of ownership of all Equipment and shall cause Administrative Agent to be named as lienholder on any such certificate of title or other evidence of ownership.

4.8 Investment Property. Each Debtor shall take any and all actions as Administrative Agent may reasonably request from time to time, to (i) cause Administrative Agent to obtain exclusive Control of any Investment Property that constitutes Collateral owned by such Debtor in a manner reasonably acceptable to Administrative Agent and (ii) obtain from any issuers of Investment Property that constitutes Collateral and such other Persons, for the benefit of Administrative Agent, written confirmation of Administrative Agent’s Control over such Investment Property upon terms and conditions reasonably acceptable to Administrative Agent.

4.9 General Intangibles. Each Debtor shall, upon the occurrence and during the continuation of an Event of Default, at the request of the Administrative Agent, use commercially reasonable efforts to obtain any consents, waivers or agreements necessary to enable Administrative Agent to exercise remedies hereunder and under the other Loan Documents with respect to any of such Debtor’s rights under any General Intangibles.

4.10 Commercial Tort Claims. Each Debtor shall promptly, but in any event, within thirty (30) days (or such later date as Administrative Agent may agree to in its sole discretion) advise Administrative Agent upon such Debtor becoming aware that it has any interest in Commercial Tort Claims with a claimed amount in excess of (i) $2,000,000 individually or (ii) $4,000,000 in the aggregate. With respect to any Commercial Tort Claim in which any Debtor has any interest, such Debtor shall execute and deliver such documents as Administrative Agent may reasonably request, to create, perfect and protect Administrative Agent’s security interest in such Commercial Tort Claim.

4.11 Securities Accounts. Upon request by Administrative Agent, each Debtor agrees to enter into a control agreement (“Securities Account Control Agreement”), in a form reasonably agreed to by Administrative Agent, with each institution with which such Debtor maintains from time to time any Securities Account. Except as expressly permitted by Section 8.19 of the Credit Agreement, no Debtor shall establish any Securities Account with any institution unless prior thereto Administrative Agent and such Debtor shall have entered into a Securities Account Control Agreement with such institution, or unless Administrative Agent shall have waived such requirement. Each Securities Account Control Agreement shall provide, among other things, that the institution maintaining the Securities Account will waive certain rights of setoff and will, from and after receipt by such institution of written notice from Administrative Agent that an Event of Default has occurred and is continuing, transfer all assets held by such institution on behalf of the applicable Debtor, as Administrative Agent may direct.

4.12 Bank Accounts; Collection of Accounts and Payments. Upon request by Administrative Agent, each Debtor agrees to enter into a deposit account control agreement (“Deposit Account Control Agreement”), in a form reasonably agreed to by Administrative Agent, with each financial institution with which such Debtor maintains from time to time any Deposit Account (excluding Excluded Accounts). Except as expressly permitted by Section 8.19 of the Credit Agreement, no Debtor shall establish any Deposit Account (other than any Excluded Account) with any financial institution unless prior thereto Administrative Agent and such Debtor shall have entered into a Deposit Account Control Agreement with such financial institution, or unless Administrative Agent shall have waived such requirement. Each Deposit Account Control Agreement shall provide, among other things, that the financial institution maintaining the Deposit Account will waive certain rights of setoff and will, from and after receipt by such financial institution of written notice from Administrative Agent that an Event of Default has occurred and is continuing, transfer all amounts held by such financial institution on behalf of the applicable Debtor, as Administrative Agent may direct.

4.13 Collateral Generally.

(a) Each Debtor hereby authorizes Administrative Agent to file one or more financing or continuation statements, and amendments thereto (or similar documents required by any laws of any applicable jurisdiction), relating to all or any part of the Collateral without the signature of such Debtor (to the extent such signature is required under the laws of any applicable jurisdiction), which financing statements may describe the Collateral as “all assets” or “all personal property” or words of like import.

(b) Each Debtor will furnish to Administrative Agent, from time to time upon reasonable request, statements and schedules further identifying, updating, and describing the Collateral and such other information, reports and evidence concerning the Collateral as Administrative Agent may reasonably request, all in reasonable detail.

(c) Each Debtor shall give Administrative Agent prompt written notice of any change in such Debtor’s chief executive office and principal place of business.

(d) Each Debtor shall keep books and records relating to the Collateral that are materially full and accurate and upon occurrence and during the continuance of an Event of Default shall stamp or otherwise mark such books and records in such manner as Administrative Agent may reasonably request indicating that the Collateral is subject to the Security Interests granted hereby.

(e) Beyond the safe custody thereof, each Debtor agrees that Administrative Agent shall have no duties concerning the custody and preservation of any Collateral in its possession (or in the possession of any agent or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. Administrative Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Administrative Agent in good faith.

(f) Each Debtor assumes all liability and responsibility in connection with the Collateral acquired by it, and the liability of the Debtors to pay the Secured Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, stolen, damaged, or for any reason whatsoever unavailable to the Debtors.

(g) At any time, in order to comply with any legal requirement in any jurisdiction, or to effect or continue the creation, attachment or perfection of the Liens and security interest granted herein, Administrative Agent may appoint any bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with Administrative Agent, or to act as a separate agent or agents on behalf of Administrative Agent and/or the other Secured Parties, with such of Administrative Agent’s power and authority hereunder as may be necessary for the effective operation of the provisions hereof and may be specified in the instrument of appointment.

4.14 Federal Compliance. Each Debtor shall promptly notify Administrative Agent in writing of any Collateral which constitutes a claim against the United States government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal law, and which has a value exceeding $4,000,000 in the aggregate; provided, however, that this Section 4.14 shall not apply to any claims against the Bureau of Land Management or the Bureau of Indian Affairs. Upon the request of Administrative Agent, each Debtor shall take such steps as may be necessary, or that Administrative Agent may reasonably request to comply with any applicable federal assignment of claims laws and other comparable laws.

4.15 Debtors Remain Liable. Anything herein to the contrary notwithstanding: (i) this Agreement shall have no effect on any Debtor’s liability or obligations under the contracts and agreements included in the Collateral; (ii) the exercise by Administrative Agent of any of the rights hereunder shall not release any Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; (iii) neither Administrative Agent nor any Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Administrative Agent nor any Secured Party be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder; and (iv) neither Administrative Agent nor any Secured Party shall have any liability in contract or tort for any Debtor’s acts or omissions.

4.16 Other Documents and Actions. Each Debtor shall, from time to time, at its expense, promptly execute and deliver all further instruments, documents and notices and take all further action that Administrative Agent may reasonably request in order to create, perfect and protect any Security Interests granted hereby, or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder or under any other Loan Document with respect to any Collateral.

SECTION 5. Remedial Provisions.

5.1 Upon the occurrence and during the continuance of an Event of Default, Administrative Agent shall have the right without notice or demand or legal process to: (i) notify the Account Debtor under any Accounts (or any other Person obligated thereon) of the Lien granted upon such Accounts in favor of Administrative Agent and to direct such Account Debtors and other Persons to make payment of all amounts due or to become due or otherwise render performance directly to Administrative Agent; (ii) so long as any of the Secured Obligations have been accelerated, exercise the rights of each Debtor with respect to the obligation of the Account Debtor to make payment or otherwise render performance to the applicable Debtor and with respect to any property that secures the obligations of the Account Debtor or any other Person obligated on the Collateral; and (iii) so long as any of the Secured Obligations have been accelerated, adjust, settle or compromise the amount or payment of such Accounts.

5.2 Upon the occurrence and during the continuance of an Event of Default, Administrative Agent or its attorneys shall have the right without notice or demand or legal process (unless the same shall be required by applicable law), personally, or by an agent, (i) to enter upon, occupy and use any premises owned or leased by any Debtor or where the Collateral is located (or is believed to be located) until the Secured Obligations are paid in full without any obligation to pay rent to any Debtor, to render the Collateral useable or saleable and to remove the Collateral or any part thereof to the premises of Administrative Agent for such time as Administrative Agent may desire in order to effectively collect or liquidate the Collateral and use in connection with such removal any and all services, supplies and other facilities of any Debtor; (ii) to take possession of any Debtor’s original books and records, to obtain access to any Debtor’s data processing equipment, computer hardware and Software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner Administrative Agent deems appropriate; and (iii) to notify postal authorities to change the address for delivery of any Debtor’s mail to an address designated by Administrative Agent and to receive, open and dispose of all mail addressed to any Debtor. If any Debtor’s books and records are prepared or maintained by an accounting service, contractor or other third party agent, each Debtor hereby irrevocably authorizes such service, contractor or other agent, upon notice by Administrative Agent to such Person that an Event of Default has occurred and is continuing, to deliver to Administrative Agent or its designees such books and records, and to follow Administrative Agent’s instructions with respect to further services to be rendered.

5.3 If any Event of Default shall have occurred and be continuing, Administrative Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of Administrative Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require any Debtor to, and each Debtor hereby agrees that it will, at its expense and upon request of Administrative Agent forthwith, assemble all or part of the Collateral as directed by Administrative Agent and make it available to Administrative Agent at any place or places designated by Administrative Agent which is reasonably convenient to Administrative Agent in which event each Debtor shall at its own expense (A) forthwith cause the same to be moved to the place or places so designated by Administrative Agent, (B) store and keep any Collateral so delivered to Administrative Agent at such place or places pending further action by Administrative Agent, and (C) while Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain the Collateral in good condition; (ii) withdraw all cash in any Deposit Account and apply such monies in payment of the Secured Obligations; and (iii) without notice except as specified below, sell, lease, license or otherwise dispose of the Collateral or any part thereof by one or more contracts, in one or more parcels at public or private sale, and without the necessity of gathering at the place of sale of the property to be sold, at any of Administrative Agent’s offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Administrative Agent may deem commercially reasonable. Administrative Agent shall have no obligation to marshal any Collateral in favor of any Debtor or any other Obligor.

5.4 Each Debtor agrees that, to the extent notice of sale shall be required by law, a reasonable authenticated notification of disposition shall be a notification given at least ten (10) days prior to any such sale and such notice shall (i) describe Administrative Agent and the applicable Debtors, (ii) describe the Collateral that is the subject of the intended disposition, (iii) state the method of intended disposition, (iv) state that the applicable Debtors are entitled to an accounting of the Secured Obligations and state the charge, if any, for an accounting, and (v)

state the time and place of any public disposition or the time after which any private sale is to be made; provided, that no notification need be given to any Debtor if it has authenticated after default a statement renouncing or modifying any right to notification of sale or other intended disposition. At any sale of the Collateral, if permitted by law, Administrative Agent may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase, lease, license or other disposition of the Collateral or any portion thereof for the account of Administrative Agent (on behalf of the Secured Parties). Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Administrative Agent may disclaim any warranties that might arise in connection with the sale, lease, license or other disposition of the Collateral and have no obligation to provide any warranties at such time. Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Debtor hereby specifically waives all rights of redemption, stay or appraisal, which it has or may have under any law now existing or hereafter enacted.

5.5 If an Event of Default has occurred and is continuing, each Debtor hereby irrevocably authorizes and empowers Administrative Agent, without limiting any other authorizations or empowerments contained in any of the other Loan Documents, to assert, either directly or on behalf of such Debtor, any claims such Debtor may have, from time to time, against any other party to any of the agreements to which such Debtor is a party or to otherwise exercise any right or remedy of such Debtor under any such agreements (including, without limitation, the right to enforce directly against any party to any such agreement all of such Debtor’s rights thereunder, to make all demands and give all notices and to make all requests required or permitted to be made by such Debtor thereunder).

5.6 If an Event of Default has occurred and is continuing, proceeds of any collection, enforcement, sale or other disposition of, or other realization upon, all or any part of the Collateral and any cash held in any Deposit Account shall be applied in accordance with the applicable provisions of the Credit Agreement.

5.7 Each Debtor acknowledges and agrees that a breach of any of the covenants contained in Sections 4, 5 and 6 hereof will cause irreparable injury to Administrative Agent and that Administrative Agent has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of Administrative Agent to seek and obtain specific performance of other obligations of each Debtor contained in this Agreement, that the covenants of each Debtor contained in the Sections referred to in this Section shall be specifically enforceable against each Debtor.

5.8 No failure or delay on the part of Administrative Agent in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 6. Attorney-in-Fact.

Each Debtor hereby irrevocably appoints Administrative Agent, its nominee, and any other Person whom Administrative Agent may designate, as such Debtor’s attorney-in-fact, with full power during the existence of any Event of Default to sign such Debtor’s name on verifications of Accounts and other Collateral; to send requests for verification of Collateral to such Debtor’s customers, Account Debtors and other obligors; to endorse such Debtor’s name on any checks, notes, acceptances, money orders, drafts, and any other forms of payment or security that may come into Administrative Agent’s possession or on any assignments, stock powers, or other instruments of transfer relating to the Collateral or any part thereof; to sign such Debtor’s name on any invoice or bill of lading relating to any Collateral, on claims to enforce collection of any Collateral, on notices to and drafts against customers and Account Debtors and other obligors, on schedules and assignments of Collateral, on notices of assignment and on public records; to notify the post office authorities to change the address for delivery of such Debtor’s mail to an address designated by Administrative Agent; to receive, open and dispose of all mail addressed to such Debtor; and to do all things necessary to carry out the terms and provisions of this Agreement. Each Debtor hereby approves all acts of any such attorney taken in accordance with the terms and provisions of this Agreement after the occurrence and during the continuance of an Event of Default and agrees that neither Administrative Agent nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than, and to the extent of, such Person’s gross negligence or willful misconduct. The foregoing powers of attorney, being coupled with an interest, are irrevocable until Security Termination has occurred and the Security Interests granted hereby shall have terminated in accordance with the terms hereof.

SECTION 7. Subordination of Indebtedness.

7.1 Subordination of All Debtor Claims. Each Debtor hereby subordinates the payment of all Debtor Claims owing to such Debtor to the payment in full in cash of all the Secured Obligations (other than contingent indemnification and cost reimbursement obligations for which no claim has been asserted). If Administrative Agent or the other Secured Parties so request after the occurrence and during the continuance of an Event of Default, any such Debtor Claims owing to such Debtor shall be enforced and performance received by such Debtor as trustee for the Secured Parties and the proceeds thereof shall be paid over to Administrative Agent on account of the Secured Obligations. After and during the continuation of an Event of Default, if Administrative Agent shall so request, no Debtor shall receive or collect, directly or indirectly, from any other Debtor in respect thereof any amount upon the Debtor Claims.

7.2 Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief, or other insolvency proceedings involving any Debtor, Administrative Agent on behalf of the Secured Parties shall have the right to prove their claim in any proceeding, so as to establish their rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends, distributions and payments which would otherwise be payable upon Debtor Claims. In the event of any such proceeding, each Debtor hereby assigns such, dividends, distributions and payments to Administrative Agent for the benefit of the Secured Parties for application against the Secured Obligations as provided under Section 10.02(c) of the Credit Agreement. Should Administrative Agent or any other Secured

Party receive, for application upon the Secured Obligations, any such dividend, distribution or payment which is otherwise payable to any Debtor, and which, as between such Debtor and any other Debtor, shall constitute a credit upon the Debtor Claims, then upon Security Termination, the intended recipient shall become subrogated to the rights of Administrative Agent and the other Secured Parties to the extent that such payments to Administrative Agent and the other Secured Parties on the Debtor Claims have contributed toward the liquidation of the Secured Obligations, and such subrogation shall be with respect to that proportion of the Secured Obligations which would have been unpaid if Administrative Agent and the other Secured Parties had not received dividends, distributions or payments upon the Debtor Claims.

7.3 Payments Held in Trust. In the event that, notwithstanding Section 7.1 and Section 7.2, any Debtor should receive any funds, payments or claims which are prohibited by such Sections, then it agrees: (a) to hold in trust for Administrative Agent and the other Secured Parties an amount equal to the amount of all funds, payments or claims so received, and (b) that it shall have absolutely no dominion over the amount of such funds, payments or claims except to pay them promptly to Administrative Agent, for the benefit of the Secured Parties; and each Debtor covenants promptly to pay the same to Administrative Agent.

7.4 Liens Subordinate. Each Debtor agrees that until Security Termination, any Liens securing payment of the Debtor Claims shall be and remain inferior and subordinate to any Liens securing payment of the Secured Obligations, regardless of whether such encumbrances in favor of such Debtor, Administrative Agent or any other Secured Party presently exist or are hereafter created or attach. Without the prior written consent of Administrative Agent, no Debtor, during the period in which any of the Secured Obligations is outstanding or the Commitments are in effect, shall (x) exercise or enforce any creditor’s right it may have against any debtor in respect of the Debtor Claims, or (y) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any Lien securing payment of the Debtor Claims held by it.

7.5 Notation of Records. All promissory notes and all accounts receivable ledgers or other evidence of the Debtor Claims accepted by or held by any Debtor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Agreement.

SECTION 8. Expenses.

Without limiting any Debtor’s obligations under the Credit Agreement or the other Loan Documents, but without duplication of any related provisions thereof, each Debtor hereby agrees to promptly pay all reasonable out-of-pocket fees, costs and expenses (including reasonable out-of-pocket attorneys’ fees and expenses) incurred in connection with (i) protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral and (ii) creating, perfecting, and maintaining Administrative Agent’s Liens, and each Debtor agrees to promptly pay any and all fees, costs and expenses (including reasonable out-of-pocket attorneys’ fees and expenses) incurred in connection with collecting, enforcing, retaking, holding, preparing for disposition, processing and disposing of the Collateral and enforcing Administrative Agent’s Liens.

If any Debtor fails to promptly pay any portion of the above costs, fees and expenses when due or to perform any other obligation of such Debtor under this Agreement, Administrative Agent may, at its option, but shall not be required to, pay or perform the same and charge such Debtor’s account for all fees, costs and expenses incurred therefor, and such Debtor agrees to reimburse Administrative Agent therefor on demand. All sums so paid or incurred by Administrative Agent for any of the foregoing, any and all other sums for which any Debtor may become liable hereunder and all fees, costs and expenses (including attorneys’ fees, legal expenses and court costs) incurred by Administrative Agent in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Secured Obligations, shall bear interest until paid at the highest rate provided in the Credit Agreement and shall be secured by the Collateral.

SECTION 9. Notices.

All notices, approvals, requests, demands and other communications hereunder to be delivered to any Debtor shall be delivered to Borrower, and all notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the notice provisions of the Credit Agreement.

SECTION 10. Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that no Debtor may assign its rights or obligations hereunder without the written consent of Administrative Agent. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Liens granted to Administrative Agent, for the benefit of Administrative Agent and the other Secured Parties, hereunder.

SECTION 11. Changes in Writing.

No amendment, modification, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in writing signed by Administrative Agent and each Debtor.

SECTION 12. Additional Debtors.

Upon the execution and delivery, or authentication, by any Person of a joinder in substantially the form of Exhibit A: (a) such Person shall become a Debtor hereunder, each reference in this Agreement and the other Loan Documents to “Debtor” or “Obligor”, as applicable, shall also mean and be a reference to such Person, and each reference in this Agreement and the other Loan Documents to “Collateral” shall also mean and be a reference to the Collateral of such Person, and (b) each schedule attached to such joinder shall be incorporated into and become a part of and supplement the corresponding schedules hereto, and Administrative Agent may attach such supplemental schedules to such corresponding schedule hereto, and each reference to such schedules shall mean and be a reference to such schedules as supplemented pursuant to such joinder.

SECTION 13. Indemnification. Without in any way limiting the requirements of Section 12.03 of the Credit Agreement, each Debtor agrees to indemnify and hold harmless the Secured Parties, each of their respective successors and assigns, officers, directors, employees, agents and attorneys, and any Person in control of any thereof (the “Indemnified Parties”), from and against any loss, liability, claim, damage and expense, including, without limitation, reasonable counsel fees (collectively called the “Indemnified Liabilities”), which may be imposed on, incurred by or asserted against such Indemnified Party as a result of or in connection with this Agreement or the enforcement by the Administrative Agent or any other Secured Party of its rights and remedies hereunder, and any Indemnified Liabilities, under federal and state securities laws or otherwise, insofar as such Indemnified Liabilities;

13.1 arise out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or offering memorandum or in any preliminary prospectus or preliminary offering memorandum or in any amendment or supplement to any of the foregoing or in any other writing in connection with the offer, sale or resale of all or any portion of the Collateral, provided that any such registration statement, prospectus or offering memorandum, preliminary prospectus, preliminary offering memorandum, or other writing was prepared by Debtors, their representatives, agents, or attorneys or such untrue statement was provided by Debtors specifically for inclusion therein and unless such untrue statement of material fact was provided by the Administrative Agent specifically for inclusion therein; or

13.2 arise out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading.

Such indemnification to remain operative regardless of any investigation made by or on behalf of the Administrative Agent, any Secured Party or any successor thereof, or any Person in control of any thereof. In no event shall any Debtor have any obligation to indemnify or hold harmless an Indemnified Party with respect to an Indemnified Liability that is determined in a final, non-appealable judgment by a court of competent jurisdiction to result from the gross negligence or willful misconduct by any Indemnified Party. In connection with a public sale or other distribution, each Debtor will provide customary indemnification to any underwriters, their respective successors and assigns, their respective officers and directors and each Person who controls any such underwriter (within the meaning of the 1933 Act). If and to the extent that the foregoing undertakings in this Section 13 may be unenforceable for any reason, each Debtor agrees to make maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of each Debtor under this Section 13 shall survive any termination of this Agreement.

SECTION 14. Joint and Several Liability.

Each Debtor hereby agrees that it is jointly and severally liable for all liabilities, obligations and/or indebtedness of each other Debtor, to the extent such liabilities, obligations and/or indebtedness arise under or in connection with this Agreement.

SECTION 15. GOVERNING LAW; SUBMISSION TO JURISDICTION.

THIS AGREEMENT, AND ALL MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH DEBTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE CITY OF HOUSTON, STATE OF TEXAS AND IRREVOCABLY AGREES THAT, SUBJECT TO ADMINISTRATIVE AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH DEBTOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PARTY BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH PARTY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9 HEREOF AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

SECTION 16. WAIVER OF JURY TRIAL.

EACH DEBTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH DEBTOR ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND THE OTHER SECURED PARTIES TO ENTER INTO A BUSINESS RELATIONSHIP AND THAT THE ADMINISTRATIVE AGENT AND EACH OTHER SECURED PARTY HAS RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND THAT THE ADMINISTRATIVE AGENT AND EACH OTHER SECURED PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS WITH EACH DEBTOR. EACH DEBTOR WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

SECTION 17. Waiver of Right of Setoff.

All sums payable by the Debtors hereunder or under the Notes and the other Loan Documents shall be paid without notice, demand, counterclaim, setoff, deduction or defense, and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of the Debtors hereunder and thereunder shall in no way be released, discharged or otherwise affected, except as expressly provided herein, by reason of (a) any damage to or destruction of or any condemnation or similar taking, or transfer in lieu thereof, of the Collateral or any part thereof; (b) any restriction or prevention of or interference with any use of the Collateral or any part thereof; (c) any title defect or encumbrance or any eviction from the location of the Collateral or any part thereof by title paramount or otherwise; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Debtor or any action taken with respect to this Agreement or the other Loan Documents by any trustee or receiver of any Debtor, or by any court in such proceeding; (e) any claim which any Debtor has or might have against Administrative Agent or any other Secured Party; or (f) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not the Debtors shall have notice or knowledge of any of the foregoing. No portion of the Secured Obligations shall be or be deemed to be offset or compensated by all or any part of any claim, cause of action, counterclaim or cross-claim, whether liquidated or unliquidated, which any Debtor may presently have or claim to have against Administrative Agent or any other Secured Party. Each Debtor hereby waives, to the fullest extent permitted by applicable law, any right of setoff it may have or to which it may be entitled under this Agreement, the other Loan Documents or any applicable law from time to time against Administrative Agent, any other Secured Party or their respective assets. Except as expressly provided herein, each Debtor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by such Debtor.

SECTION 18. Counterparts; Integration.

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signature by facsimile shall bind the parties hereto. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

SECTION 19. Headings.

Headings and captions used in this Agreement (including the Exhibits and Schedules hereto) are included for convenience of reference and shall not be given any substantive effect.

SECTION 20. General Terms and Conditions.

In addition to and without limitation of any of the foregoing, this Agreement shall be deemed to be a Loan Document and shall otherwise be subject to all of the general terms and conditions contained in the Credit Agreement, mutatis mutandi.

SECTION 21. Termination of Liens; Release of Collateral.

Administrative Agent agrees that upon Security Termination, the Liens provided for hereunder shall automatically terminate and all rights to the Collateral shall revert to the applicable Debtor. Administrative Agent further agrees that upon such termination, Administrative Agent shall, at the expense of the Debtors, execute and promptly deliver to the Debtors such documents and instruments as the Debtors shall reasonably request to evidence such termination. Notwithstanding the foregoing, this Agreement and the Liens created hereby shall continue in full force and effect or be revived and reinstated, as the case may be, if any payment by or on behalf of the Borrower or any other Debtor is made, or any Secured Party exercises its right of setoff, in respect of the Secured Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Secured Parties in their discretion) to be repaid to a trustee, receiver or any other party, for any reason, including in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Secured Parties are in possession of or have released the Liens created by this Agreement and regardless of any prior revocation, rescission, termination or reduction. The obligations of each Debtor under the immediately preceding sentence shall survive termination of this Agreement.

[Signature pages follow]

Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

DEBTORS:	LINN ENERGY, INC.

By:
Name:
Title:

LINN ENERGY HOLDCO LLC

By:
Name:
Title:

LINN ENERGY HOLDCO II LLC

By:
Name:
Title:

LINN ENERGY HOLDINGS, LLC

By:
Name:
Title:

LINN OPERATING, LLC

By:
Name:
Title:

[Signature Page to Security Agreement]

LINN MIDWEST ENERGY LLC

By:
Name:
Title:

LINN MIDSTREAM, LLC

By:
Name:
Title:

LINN MARKETING, LLC

By:
Name:
Title:

[Signature Page to Security Agreement]

ADMINISTRATIVE AGENT

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

[Signature Page to Security Agreement]

Schedules to Security Agreement

Schedule 3.2

Collateral Locations, Chief Executive Offices

Schedule 3.8

Chattel Paper, Letter-of-Credit Rights, Commercial Tort Claims, Documents,

Titled Equipment

Schedule 3.9

Deposit and Securities Accounts

Exhibit A

[FORM OF] JOINDER TO SECURITY AGREEMENT

            , 20

Wells Fargo Bank, National Association

as Administrative Agent for the Secured Parties referred to

    in the Security Agreement referred to below

1000 Louisiana Street, 9th Floor

Houston, Texas 77002

Attention: Patrick Fults

Ladies and Gentlemen:

The undersigned refers to:

(i) that certain Credit Agreement, dated as of February 28, 2017 (as the same may be amended, restated, modified or supplemented and in effect from time to time, the “Credit Agreement”), among by Linn Energy Holdco II LLC, a Delaware limited liability company (the “Borrower”) pursuant to the Credit Agreement (as defined below), each of Linn Energy Inc., a Delaware corporation (“Linn Energy”), Linn Energy Holdco LLC, a Delaware limited liability company (“Energy Holdco”), Linn Energy Holdings, LLC (“Energy Holdings”), a Delaware limited liability company, Linn Operating, LLC, a Delaware limited liability company (“Operating”), Linn Midwest Energy LLC, a Delaware limited liability company (“Midwest”), Linn Midstream, LLC, a Delaware limited liability company (“Midstream”), Linn Marketing, LLC, a Delaware limited liability company (“Marketing” and together with Linn Energy, Energy Holdco, Energy Holdings, Operating, Midwest and Midstream, collectively the “Guarantors”, and each individually a “Guarantor”), the lenders from time to time party thereto (the “Lenders”) and you, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”); and

(ii) that certain Security Agreement dated as of February 28, 2017 (as the same may be amended, restated, modified or supplemented and in effect from time to time, the “Security Agreement”), by the Debtors from time to time party thereto in your favor for the benefit of the Secured Parties.

Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement, as applicable.

SECTION 1. Grant of Security. The undersigned grants to you, for the benefit of the Secured Parties, a security interest in all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including the property of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

[Exhibit A to Security Agreement]

SECTION 2. Security for Secured Obligations. The grant of a security interest in the Collateral by the undersigned under this Agreement and the Security Agreement secures the payment of the Secured Obligations.

SECTION 3. Information Relating to the Undersigned. The undersigned is an entity of the type specified on Schedule 1 and is organized under the laws of the jurisdiction specified on Schedule 1 and its address for notices is specified on Schedule 1.

SECTION 4. Supplement to Security Agreement Schedules. The undersigned has attached hereto Schedule 3.2, Schedule 3.8 and Schedule 3.9 which are supplemental to the corresponding schedules to the Security Agreement, and the undersigned certifies, as of the date first-above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the corresponding schedules to the Security Agreement and are true and complete.

SECTION 5. Representations, Warranties, Agreements, Waivers. The undersigned as of the date hereof makes each representation, warranty, agreement (including indemnification agreements), waiver, and acknowledgement set forth in the Security Agreement (as supplemented by the attached supplemental schedules).

SECTION 6. Obligations Under the Security Agreement. As of the date first-above written, the undersigned hereby joins the Security Agreement as a party thereto and as a Debtor thereunder and hereby agrees to be bound as a Debtor by all of the terms and provisions of the Security Agreement. As of the date first-above written, each reference in the Security Agreement to a “Debtor” shall also mean and be a reference to the undersigned.

SECTION 7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the jurisdiction whose laws the Security Agreement provides will govern such agreement.

Very truly yours,

[DEBTOR]

By:
Name:
Title:

ACCEPTED AND AGREED AS OF THE DATE

FIRST-ABOVE STATED,

[Exhibit A to Security Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

[Exhibit A to Security Agreement]

Schedules to Joinder to Security Agreement

Schedule 1

Jurisdiction of Organization and Address for Notices

Name of Debtor	Type of Organization	Jurisdiction of Organization	Address for Notices

[Exhibit A to Security Agreement]

Schedule 3.2

Collateral Locations, Chief Executive Offices

[Exhibit A to Security Agreement]

Schedule 3.8

Chattel Paper, Letter-of-Credit Rights, Commercial Tort Claims, Documents,

Titled Equipment

[Exhibit A to Security Agreement]

Schedule 3.9

Deposit and Securities Accounts

[Exhibit A to Security Agreement]

EXHIBIT C-3

FORM OF PLEDGE AGREEMENT

(See attached.)

Exhibit C-3

PLEDGE AGREEMENT

This PLEDGE AGREEMENT (the “Agreement”), dated as of February 28, 2017, is made by Linn Energy Holdco II LLC, a Delaware limited liability company (the “Borrower”) pursuant to the Credit Agreement (as defined below), each of Linn Energy Inc., a Delaware corporation (“Linn Energy”), Linn Energy Holdco LLC, a Delaware limited liability company (“Energy Holdco”), Linn Energy Holdings, LLC, a Delaware limited liability company (“Energy Holdings”), Linn Operating, LLC, a Delaware limited liability company (“Operating”), Linn Midwest Energy LLC, a Delaware limited liability company (“Midwest”), Linn Midstream, LLC, a Delaware limited liability company (“Midstream”), Linn Marketing, LLC, a Delaware limited liability company (“Marketing” and together with Linn Energy, Energy Holdco, Energy Holdings, Operating, Midwest, Midstream, and the Guarantors together with the Borrower and each Person who becomes a party to this Agreement by execution of a joinder in the form of Exhibit C hereto, collectively the “Pledgors”, and each individually a “Pledgor”), in favor of Wells Fargo Bank, National Association, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), for the benefit of the Secured Parties.

W I T N E S S E T H:

WHEREAS, contemporaneously herewith the Pledgors are entering into that certain Credit Agreement of even date herewith (the same, as it may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the “Credit Agreement”) with certain financial institutions from time to time party thereto (collectively, the “Lenders”), and the Administrative Agent, providing for the Lenders to make available to the Borrowers certain credit facilities on the terms and conditions set forth therein;

WHEREAS, contemporaneously herewith the Pledgors are entering into that certain Guaranty Agreement of even date herewith (the same, as it may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the “Guaranty”) pursuant to which the Pledgors guaranty the Obligations, including the obligations of the Borrower and the other Obligors under the Credit Agreement and the other Loan Documents;

WHEREAS, certain Lenders or Affiliates of Lenders have entered into or may hereafter enter into Secured Swap Agreements with one or more Pledgors;

WHEREAS, all of the issued and outstanding Equity Interests owned by each Pledgor as of the date first set forth above are set forth on Exhibit A hereto (the issuer of each such Equity Interest, together with each other issuer of Equity Interests which are hereafter acquired by any Pledgor and pledged hereunder, is referred to herein as an “Issuer” and collectively as the “Issuers”);

WHEREAS, each of the Pledgors other than the Borrower is either (i) a direct or indirect owner of the capital stock or shares of the Borrower or (ii) a Subsidiary or Affiliate of the Borrower, will benefit directly and indirectly from the credit facilities made available pursuant to the Credit Agreement and is guaranteeing the Obligations pursuant to the Guaranty; and

WHEREAS, to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and make available the credit facilities thereunder, and to induce each Secured Hedge Provider to enter into its respective Secured Swap Agreement, the Pledgors have agreed to pledge to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, all Pledged Collateral (as defined below) now or hereafter owned or acquired by any Pledgor on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings ascribed thereto in the Credit Agreement. Terms defined in the UCC which are not otherwise defined in this Agreement or in the Credit Agreement are used in this Agreement as defined in the UCC as in effect on the date hereof. In addition, as used herein:

“Addendum” shall have the meaning ascribed thereto in Section 2 below.

“Equity Interest Power” shall have the meaning ascribed thereto in Section 2 below.

“Excluded Property” shall mean (i) any Equity Interest in any Foreign Subsidiary (x) that is not a first-tier Subsidiary of a Pledgor, or (y) to the extent the same represents, for all Pledgors in the aggregate, more than 65% of the total combined voting power of all classes of capital stock or similar Equity Interests of such Foreign Subsidiary which are entitled to vote (such equity interests in such Foreign Subsidiary that are Pledged hereunder being indicated on Exhibit A hereto, as it may be supplemented from time to time); (ii) any Equity Interests in any pledged entity acquired on or after the Effective Date that is not a Subsidiary of a Pledgor, if the terms of the Organizational Documents of such pledged entity do not permit the grant of a security interest in such Equity Interests by the owner thereof or the applicable Pledgor has been unable to obtain any approval or consent to the creation of a security interest therein which is required under such Organizational Documents; provided, however, the foregoing exclusions shall in no way be construed (a) to apply if any such prohibition would be rendered ineffective under the UCC (including Sections 9.406, 9.407 and 9.408 thereof) or other applicable law (including the Bankruptcy Code) or principles of equity, (b) so as to limit, impair or otherwise affect the Administrative Agent’s unconditional continuing Liens upon any rights or interests of any Pledgor in or to the proceeds thereof (including proceeds from the sale or other disposition thereof), including monies due or to become due under any such sale or disposition, or any contract or agreement related thereto (including any Accounts), (c) to apply at such time as the condition causing such prohibition shall be remedied (including pursuant to a waiver thereof or a consent related thereto) and, to the extent severable, “Pledged Collateral” shall include any portion of such contract, agreement or assets subject thereto that does not result in such prohibition and (iii) any Equity Interests (a) to the extent the burden of perfection would exceed the benefit to the Secured Parties in the reasonable written determination of Administrative Agent or (b) to

2

the extent perfection (A) is prohibited by any Governmental Requirement or (B) could reasonably be expected to result in material adverse tax consequences to the Borrower or any Subsidiary of the Borrower.

“Indemnified Liabilities” shall have the meaning ascribed thereto in Section 10 below.

“Indemnified Parties” shall have the meaning ascribed thereto in Section 10 below.

“Irrevocable Proxy” shall have the meaning ascribed thereto in Section 2 below.

“Permitted Liens” shall mean liens permitted under Section 9.03 of the Credit Agreement.

“Pledged Collateral” shall have the meaning ascribed thereto in Section 2 below.

“Pledged Shares” shall have the meaning ascribed thereto in Section 2 below.

“Pledgor Claims” means all debts and obligations of the Borrower or any other Pledgor to any Pledgor, including but not limited to any obligation of the Borrower or any other Pledgor to such Pledgor as subrogee of the Secured Parties or resulting from such Pledgor’s performance under this Agreement, whether such debts and obligations now exist or are hereafter incurred or arise, or whether the obligation of the debtor thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or obligations be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or obligations may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by such Pledgor.

“Proceeds” means “proceeds”, as such term is defined in the UCC and, in any event, includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any of the Pledged Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (c) all Stock Rights and (d) any and all other amounts from time to time paid or payable under, in respect of or in connection with any of the Pledged Collateral.

“Registration Page” shall have the meaning ascribed thereto in Section 2 below.

“Representative” means any Person acting as agent, representative or trustee on behalf of the Administrative Agent from time to time.

“Secured Obligations” means the Obligations (as defined in the Credit Agreement), the Guaranteed Obligations (as defined in the Guaranty Agreement) and all other obligations and indebtedness of any Pledgor now or hereafter arising under the Loan Documents.

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“Security Termination” means such time at which each of the following events shall have occurred on or prior to such time: (a) all Commitments have terminated or expired; (b) the Credit Agreement has terminated; (c) all Secured Obligations (other than obligations under any Secured Swap Agreement and other than indemnities and other contingent obligations not then due and payable and as to which no claim has been made as of the time of determination) have been indefeasibly paid in full in cash; (d) all Secured Swap Agreements have been terminated and paid in full, novated or the applicable Pledgor has provided substitute collateral to the Secured Hedge Provider thereunder to the extent provided under the applicable Secured Swap Agreement (or as to which other arrangements satisfactory to the applicable Secured Hedge Provider shall have been made; and (e) all Letters of Credit have expired or terminated or the LC Exposure has been cash collateralized (or as to which other arrangements satisfactory to the applicable Pledgor and the Issuing Bank shall have been made), as provided for in the Credit Agreement.

“Stock Rights” means all dividends, instruments or other distributions and any stocks, shares, warrants, options or other securities rights or any other right or property which the Pledgors shall receive or shall become entitled to by way of dividend bonus, redemption, exchange, purchase, substitution, conversion, consolidation, subdivision, preference or otherwise to receive for any reason whatsoever with respect to the Pledged Shares, in substitution for or in exchange for any Equity Interest constituting Pledged Collateral, any right to receive an Equity Interest and any right to receive earnings, interest or other income which may be paid or payable in which the Pledgors now have or hereafter acquire any right, issued by an Issuer of such Equity Interest.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of Texas; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Administrative Agent’s and the Secured Parties’ security interest in any Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Texas, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, the effect thereof or priority and for purposes of definitions related to such provisions.

“1933 Act” means the Securities Act of 1933, as amended (or any similar statute then in effect).

“1934 Act” means the Securities Exchange Act of 1934, as amended (or any similar statute then in effect).

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Section 2. Pledge.

(a) As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations, each Pledgor hereby pledges, assigns, hypothecates, transfers, delivers and grants to the Administrative Agent, for the benefit of the Secured Parties, a Lien on and perfected security interest in (i) all of the Equity Interests of the Issuers now owned or hereafter acquired by such Pledgor (the Equity Interests described in the foregoing clause (i) collectively, the “Pledged Shares”; when used with respect to any one Pledgor, “Pledged Shares” means the Pledged Shares in which such Pledgor has an interest or in which Exhibit A indicates such Pledgor has an interest), (ii) all other property hereafter delivered to, or in the possession or in the custody of, the Administrative Agent, in substitution for or in addition to the Pledged Shares, (iii) any other property of any Issuer, as described in Section 4 below, now or hereafter delivered to, or in the possession or custody of such Pledgor, (iv) all rights, privileges, authority or powers of such Pledgor as an owner of such pledged Equity Interest in such Issuers, and (v) all Proceeds of the collateral described in the preceding clauses (i), (ii), (iii) and (iv) (the collateral described in clauses (i) through (v) of this Section 2 being collectively referred to as the “Pledged Collateral”). Notwithstanding the foregoing, the term “Pledged Collateral” shall not include any Excluded Property and no Lien or security interest is hereby granted on any Excluded Property, in each case, solely for so long as such property remains Excluded Property.

(b) All of the Pledged Shares owned by each Pledgor on the date hereof, as applicable, are listed on Exhibit A hereto, and (i) to the extent applicable, all instruments or certificates representing the Pledged Shares and undated equity interest powers substantially in the form attached hereto as Exhibit E or such other equivalent equity interest powers reasonably acceptable to the Administrative Agent (“Equity Interest Power”) duly executed in blank by such Pledgor, (ii) irrevocable proxies substantially in the form attached hereto as Exhibit F (“Irrevocable Proxy”) and (iii) a duly executed equity registration page, substantially in the form attached hereto as Exhibit G (“Registration Page”), are being delivered to the Administrative Agent, for the benefit of the Secured Parties, simultaneously herewith. Each Pledgor shall execute an Addendum in the form of Exhibit B hereto (an “Addendum”) and deliver to the Administrative Agent, stock certificates (if any), together with duly executed Equity Interest Powers, Irrevocable Proxies and Registration Pages upon creation or acquisition by such Pledgor of any Equity Interest in any other newly formed or acquired Subsidiary or any additional Equity Interest in Issuers named on Exhibit A within the time period required under the Credit Agreement. The Administrative Agent, on behalf of the Secured Parties, shall maintain possession and custody of the certificates representing the Pledged Shares and any additional Pledged Collateral.

(c) The Lien and security interest created hereby in the Pledged Collateral secures the payment and performance of all Secured Obligations. Without limiting the generality of the foregoing, this Agreement secures, as to each Pledgor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Pledgor to any Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving a Pledgor.

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(d) This Agreement is executed and granted for the pro rata benefit and security of the Administrative Agent and the other Secured Parties as security for the Secured Obligations until Security Termination has occurred; it being understood and agreed that possession of any Note (or any replacements of any said Note) at any time by the Borrower or any other Pledgor shall not in any manner extinguish the Secured Obligations, such Notes or this Agreement securing payment thereof, and the Borrower shall have the right to issue and reissue any of the Notes from time to time as its interest or as convenience may require, without in any manner extinguishing or affecting the Secured Obligations, the obligations under any of the Notes, or the security of this Agreement.

Section 3. Representations, Warranties and Covenants of Pledgors. Each Pledgor represents, warrants and covenants to the Administrative Agent, for the benefit of the Secured Parties as follows:

(a) such Pledgor is the record and beneficial owner of, and has legal title to, the Pledged Shares, including without limitation the Pledged Shares listed on Exhibit A, and such shares are and all other Equity Interests constituting Pledged Collateral are free and clear of all Liens and other encumbrances and restrictions whatsoever, except Permitted Liens;

(b) such Pledgor has full power, authority and legal right to execute this Agreement and to pledge the Pledged Shares and any additional Pledged Collateral to the Administrative Agent, for the benefit of the Secured Parties;

(c) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally;

(d) there are no outstanding options, warrants or other agreements with respect to the Pledged Shares;

(e) the Pledged Shares have been duly and validly authorized and issued, and are fully paid and non-assessable. The Pledged Shares listed on Exhibit A constitute the percentage of the issued and outstanding Equity Interests of such class of the Issuers specified on Exhibit A;

(f) no consent, approval or authorization of or designation or filing with any Governmental Authority on the part of such Pledgor is required in connection with or as a condition to the pledge and security interest granted under this Agreement, or the exercise by the Administrative Agent of the voting and other rights provided for in this Agreement except as may be required in connection with disposition of the Pledged Collateral by laws affecting the offering and sale of securities generally;

(g) the execution, delivery and performance of this Agreement by such Pledgor does not (i) require any consent or approval of any holders of Equity Interests of

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such Pledgor, except those already obtained; (ii) violate or cause a default under the Organizational Documents of such Pledgor; (iii) violate or cause a default under any applicable law, material contract or of any securities issued by any Issuer; or (iv) result in or require the imposition of any Lien (other than Permitted Liens) on such Pledgor’s Property;

(h) the pledge, assignment and delivery (to the extent applicable) to the Administrative Agent of the Pledged Shares, or other actions establishing control over the Pledged Shares (to the extent applicable) pursuant to this Agreement creates a valid Lien on and a perfected security interest in the Pledged Shares and the Proceeds thereof in favor of the Administrative Agent, for the benefit of the Secured Parties, subject to no prior Lien (other than Permitted Liens). Such Pledgor covenants and agrees that it will defend the Administrative Agent’s right, title and security interest in and to the Pledged Shares and the proceeds thereof against the claims and demands of all persons whomsoever, (i) subject to the rights of such Pledgor under the Loan Documents to dispose of the Pledged Shares and (ii) other than any holders of Permitted Liens;

(i) with respect to any certificates delivered to the Administrative Agent representing Pledged Collateral, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the Issuer or otherwise, or, if such certificates are not Securities, such Pledgor has so informed the Administrative Agent so that the Administrative Agent may take steps to perfect its security interest therein as a General Intangible;

(j) none of the Pledged Shares have been issued or transferred in violation of the 1933 Act, 1934 Act or other applicable securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance shall or transfer may be subject;

(k) no Pledged Collateral owned by such Pledgor is or shall be held by a securities intermediary, except for a Pledged Collateral held in a Securities Account in compliance with Section 4.11 of the Security Agreement;

(l) (i) if the Organizational Documents of any Pledgor specify that such Pledgor has “opted in” to Article 8 of the UCC or otherwise provides that Article 8 of the UCC shall govern any related Pledged Collateral and/or any such Pledged Collateral will or may be evidenced by certificates, then (A) such certificates are Securities as defined in Article 8 of the UCC and (B) such Pledgor has delivered such certificates to the Administrative Agent; or (ii) if the Organizational Documents of any Pledgor do not specify that such Pledgor has “opted in” to Article 8 of the UCC or otherwise do not provide that Article 8 of the UCC governs any related Pledged Collateral and/or do not provide that such Pledged Collateral will or may be evidenced by certificates, then (A) such Pledged Collateral are not Securities as defined in Article 8 of the UCC and (B) such Pledgor shall not create or deliver any certificates to any Person in relation to such Pledged Collateral; and (iii) in either instance (i) or (ii), no Pledgor may amend or terminate any provision of its Organizational Documents pertaining to such Pledged Collateral.

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(m) the Administrative Agent has a perfected security interest in all uncertificated Pledged Shares pledged hereunder that are in existence on the date hereof. Each Pledgor hereby agrees that if any of the Pledged Shares are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted by applicable law, (i) cause the Issuer to execute and deliver to the Administrative Agent an acknowledgment of the pledge of such Pledged Shares substantially in the form of Exhibit D hereto or such other form that is reasonably satisfactory to the Administrative Agent and (ii) to the extent reasonably requested by the Administrative Agent, if necessary to perfect a security interest in such Pledged Shares, cause such pledge to be recorded on the equity holder register or the books of the Issuer, and execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Administrative Agent the right to transfer such Pledged Shares under the terms hereof.

Section 4. Stock Dividends, Distributions, etc. If, while this Agreement is in effect, any Pledgor shall become entitled to receive or shall receive any certificate representing Equity Interests constituting Pledged Collateral (including, without limitation, any certificate representing a stock dividend or a stock distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization, merger or consolidation), or any options or rights, whether as an addition to, in substitution for, or in exchange for any of the Pledged Shares, or otherwise, such Pledgor agrees to accept, hold and deliver the same forthwith to the Administrative Agent in the exact form received, with the endorsement of such Pledgor when necessary and/or appropriate and undated Equity Interest Powers duly executed in blank, to be held by the Administrative Agent, for the benefit of the Secured Parties, subject to the terms hereof, as additional Pledged Collateral. In case any distribution of capital shall be made on or in respect of the Pledged Shares or any property shall be distributed upon or with respect to the Pledged Shares pursuant to the recapitalization or reclassification of the capital of the Issuer thereof or pursuant to the reorganization thereof, in a transaction not permitted under Section 9.04 of the Credit Agreement, the property so distributed shall be delivered to the Administrative Agent to be held by it as additional Pledged Collateral. Except as provided in Section 5(a)(ii) below, all sums of money and property so paid or distributed in respect of the Pledged Shares which are received by such Pledgor as described in the immediately preceding sentence shall, until paid or delivered to the Administrative Agent, be held by such Pledgor in trust as additional Pledged Collateral.

Section 5. Administration of Security.

(a) Each Pledgor shall be entitled (subject to the other provisions hereof, including, without limitation, Section 9 below):

(i) until receipt of notice to the contrary from the Administrative Agent during the continuance of an Event of Default, to vote or consent with respect to the Pledged Shares; provided, however, that no vote or other right shall be exercised or action taken by any Pledgor which would reasonably be expected to have the effect of impairing the rights of the Administrative Agent in respect of such Pledged Collateral; and

(ii) until receipt of notice to the contrary from the Administrative Agent delivered during the continuance of an Event of Default, to receive cash dividends or other distributions in the ordinary course made in respect of the Pledged Shares, to the extent permitted to be paid pursuant to the Credit Agreement.

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(b) EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE ADMINISTRATIVE AGENT AS ITS PROXY AND ATTORNEY-IN-FACT FOR SUCH PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL WITH THE RIGHT TO, DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, TAKE ANY OF THE FOLLOWING ACTIONS (I) TRANSFER AND REGISTER IN ITS NAME OR IN THE NAME OF ITS NOMINEE THE WHOLE OR ANY PART OF THE PLEDGED COLLATERAL, (II) VOTE THE PLEDGED SHARES, WITH FULL POWER OF SUBSTITUTION TO DO SO, (III) RECEIVE AND COLLECT ANY DIVIDEND OR OTHER PAYMENT OR DISTRIBUTION IN RESPECT OF, OR IN EXCHANGE FOR, THE PLEDGED COLLATERAL OR ANY PORTION THEREOF, TO GIVE FULL DISCHARGE FOR THE SAME AND TO INDORSE ANY INSTRUMENT MADE PAYABLE TO PLEDGOR FOR SAME, (IV) EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING, WITH RESPECT TO THE PLEDGED SHARES, GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, PARTNERS OR MEMBERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS, PARTNERS OR MEMBERS AND VOTING AT SUCH MEETINGS), AND (V) TAKE ANY ACTION AND EXECUTE ANY INSTRUMENT WHICH THE ADMINISTRATIVE AGENT MAY DEEM NECESSARY OR ADVISABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT. THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE VALID AND IRREVOCABLE UNTIL SECURITY TERMINATION; IT BEING UNDERSTOOD THAT SUCH SECURED OBLIGATIONS AND THIS AGREEMENT AND THE LIENS AND SECURITY INTEREST CREATED HEREBY WILL CONTINUE TO BE EFFECTIVE OR AUTOMATICALLY REINSTATED, AS THE CASE MAY BE, IF AT ANY TIME PAYMENT, IN WHOLE OR IN PART, OF ANY OF THE SECURED OBLIGATIONS IS RESCINDED OR MUST OTHERWISE BE RESTORED OR RETURNED BY THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY FOR ANY REASON, INCLUDING AS A PREFERENCE, FRAUDULENT CONVEYANCE OR OTHERWISE UNDER ANY BANKRUPTCY, INSOLVENCY OR SIMILAR LAW, ALL AS THOUGH SUCH PAYMENT HAD NOT BEEN MADE; IT BEING FURTHER UNDERSTOOD THAT IN THE EVENT PAYMENT OF ALL OR ANY PART OF THE SECURED OBLIGATIONS IS RESCINDED OR MUST BE RESTORED OR RETURNED, ALL REASONABLE OUT-OF-POCKET COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND DISBURSEMENTS) INCURRED BY THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY IN DEFENDING AND ENFORCING SUCH REINSTATEMENT SHALL BE DEEMED TO BE INCLUDED AS A PART OF THE SECURED OBLIGATIONS. SUCH APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND

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ATTORNEY-IN-FACT SHALL BE VALID AND IRREVOCABLE AS PROVIDED HEREIN NOTWITHSTANDING ANY LIMITATIONS TO THE CONTRARY SET FORTH IN THE ARTICLES OR CERTIFICATE OF INCORPORATION OR ORGANIZATION, CERTIFICATE OF FORMATION, BYLAWS, LIMITED LIABILITY COMPANY AGREEMENTS OR OTHER ORGANIZATIONAL DOCUMENTS OF ANY PLEDGOR, THE BORROWER OR ANY ISSUER. In order to further effect the foregoing transfer of rights in favor of the Administrative Agent, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, to present to Borrower or any Issuer an Irrevocable Proxy and/or Registration Page. After the occurrence and during the continuance of an Event of Default and upon the request of the Administrative Agent, each Pledgor agrees to deliver to the Administrative Agent, on behalf of the Secured Parties, such further evidence of such Irrevocable Proxy or additional Irrevocable Proxies to vote the Pledged Shares as the Administrative Agent may request.

(c) Upon the occurrence and during the continuance of an Event of Default, and following delivery of a notice pursuant to Section 5(a)(ii), in the event that any Pledgor, as record and beneficial owner of its Pledged Shares, shall have received or shall have become entitled to receive, any cash dividends or other distributions in the ordinary course, such Pledgor shall deliver to the Administrative Agent, for the benefit of the Secured Parties, and the Administrative Agent, for the benefit of the Secured Parties, shall be entitled to receive and retain, all such cash or other distributions as additional Pledged Collateral.

(d) All prior proxies given by any Pledgor with respect to any of the Pledged Collateral or any of the Pledged Shares, as applicable (other than to the Administrative Agent) are hereby revoked, and no subsequent proxies (other than to the Administrative Agent) will be given with respect to any of the Pledged Collateral or any of the Pledged Shares, as applicable. The Administrative Agent, as proxy, will be empowered and may exercise the irrevocable proxy to vote the Pledged Collateral and/or the Pledged Shares at any and all times during the continuance of an Event of Default, including, but not limited to, at any meeting of shareholders, partners or members, as the case may be, of an Issuer, however called, and at any adjournment thereof, or in any action by written consent, and may waive any notice otherwise required in connection therewith. To the fullest extent permitted by applicable law, the Administrative Agent shall have no agency, fiduciary or other implied duties to any Pledgor or Issuer or any other party when acting in its capacity as such proxy or attorney-in-fact. Each Pledgor hereby waives and releases any claims that it may otherwise have against the Administrative Agent with respect to any breach or alleged breach of any such agency, fiduciary or other duty.

(e) Any transfer to the Administrative Agent or its nominee, or registration in the name of the Administrative Agent or its nominee, of the whole or any part of the Pledged Collateral, whether by the delivery of a Registration Page to the applicable Issuer or otherwise, shall be made, subject to the following sentence, solely for purposes of effectuating voting or other consensual rights with respect to the Pledged Collateral in accordance with the terms of this Agreement and is not intended to effectuate any transfer of ownership of the Pledged Collateral. Notwithstanding any delivery or modification of

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a Registration Page or exercise of an Irrevocable Proxy, the Administrative Agent shall not be deemed the owner of, or assume any obligations of the owner or holder of the Pledged Collateral unless and until the Administrative Agent expressly accepts such obligations in writing or otherwise becomes the owner thereof under applicable law.

(f) At any time, in order to comply with any legal requirement in any jurisdiction, or to effect or continue the creation, attachment or perfection of the Liens and security interest granted herein, the Administrative Agent may appoint any bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Administrative Agent, or to act as a separate agent or agents on behalf of the Administrative Agent and/or the other Secured Parties, with such power and authority as may be necessary for the effective operation of the provisions hereof and may be specified in the instrument of appointment.

Section 6. No Disposition, etc. Other than pursuant to a transaction permitted by the Credit Agreement, without the prior written consent of the Administrative Agent or to the extent permitted under the Credit Agreement, each Pledgor agrees that such Pledgor will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Shares or any other Pledged Collateral, nor will such Pledgor create, incur or permit to exist any Lien, other than Permitted Liens, with respect to any of the Pledged Shares, any other Pledged Collateral or any interest therein, or any proceeds thereof. If an Event of Default has occurred and is continuing (or would result therefrom), each Pledgor agrees that it will not vote to enable, and will not otherwise take affirmative action to allow, any Issuer to (a) issue any stock or other securities of any nature in addition to or in exchange or substitution for the Pledged Shares or (b) dissolve, liquidate, retire any of its capital stock, reduce its capital or merge or consolidate with any other Person.

Section 7. Certain Rights of the Administrative Agent. Neither the Administrative Agent nor any of the other Secured Parties shall be liable for failure to collect or realize upon any of the Secured Obligations or any collateral security or guaranty therefor, or any part thereof, or for any delay in so doing, nor shall the Administrative Agent or any of the other Secured Parties be under any obligation to take any action whatsoever with regard thereto. Any or all of the Pledged Shares, if an Event of Default has occurred and is continuing, may be registered in the name of the Administrative Agent or its nominee and the Administrative Agent or its nominee may without notice, exercise all voting and corporate rights at any meeting with respect to any Issuer and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Shares as if it were the absolute owner thereof, including, without limitation, the right to vote in favor of, and to exchange at its discretion any and all of the Pledged Shares upon, the merger, consolidation, reorganization, recapitalization or other readjustment with respect to any Issuer or upon the exercise by any Pledgor or the Administrative Agent of any right, privilege or option pertaining to any of the Pledged Shares, and in connection therewith, to deposit and deliver any and all of the Pledged Shares with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine, all without liability except to account for property actually received by the Administrative Agent, but the Administrative Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

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Section 8. Subordination of All Pledgor Claims.

(a) Each Pledgor hereby subordinates the payment of all Pledgor Claims owing to such Pledgor to the payment in full in cash of all the Secured Obligations (other than contingent indemnification and cost reimbursement obligations for which no claim has been asserted). If the Administrative Agent or the other Secured Parties so request, any such Pledgor Claims owing to such Pledgor shall be enforced and performance received by such Pledgor as trustee for the Secured Parties and the proceeds thereof shall be paid over to the Administrative Agent on account of the Secured Obligations. After and during the continuation of an Event of Default, no Pledgor shall receive or collect, directly or indirectly, from any other Pledgor in respect thereof any amount upon the Pledgor Claims.

(b) In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief, or other insolvency proceedings involving any Pledgor, the Administrative Agent on behalf of the Secured Parties shall have the right to prove their claim in any proceeding, so as to establish their rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable upon Pledgor Claims. In the event of such proceeding, each Pledgor hereby assigns such dividends and payments to the Administrative Agent for the benefit of the Secured Parties for application against the Secured Obligations as provided under Section 10.02(c) of the Credit Agreement. Should the Administrative Agent or any other Secured Party receive, for application upon the Secured Obligations, any such dividend or payment which is otherwise payable to any Pledgor, and which, as between such Pledgor and any other Pledgor, shall constitute a credit upon the Pledgor Claims, then upon Security Termination, the intended recipient shall become subrogated to the rights of the Administrative Agent and the other Secured Parties to the extent that such payments to the Administrative Agent and the other Secured Parties on the Pledgor Claims have contributed toward the liquidation of the Secured Obligations, and such subrogation shall be with respect to that proportion of the Secured Obligations which would have been unpaid if the Administrative Agent and the other Secured Parties had not received dividends or payments upon the Pledgor Claims.

(c) In the event that, notwithstanding Section 8(a) and (b), any Pledgor should receive any funds, payments, claims or distributions which are prohibited by such Sections, then it agrees: (a) to hold in trust for the Administrative Agent and the other Secured Parties an amount equal to the amount of all funds, payments, claims or distributions so received, and (b) that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them promptly to the Administrative Agent, for the benefit of the Secured Parties; and each Pledgor covenants promptly to pay the same to the Administrative Agent.

(d) Each Pledgor agrees that until Security Termination, any Liens securing payment of the Pledgor Claims shall be and remain inferior and subordinate to any Liens securing payment of the Secured Obligations, regardless of whether such encumbrances in favor of such Pledgor, the Administrative Agent or any other Secured Party presently exist or are hereafter created or attach. Without the prior written consent of the

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Administrative Agent, no Pledgor, during the period in which any of the Secured Obligations is outstanding or the Commitments are in effect, shall (x) exercise or enforce any creditor’s right it may have against any debtor in respect of the Pledgor Claims, or (y) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any Lien securing payment of the Pledgor Claims held by it.

(e) All promissory notes and all accounts receivable ledgers or other evidence of the Pledgor Claims accepted by or held by any Pledgor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Agreement.

Section 9. Remedies. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon any Pledgor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the fullest extent permitted by law), may forthwith collect, receive and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of (including the disposition by merger) and deliver said Pledged Collateral, or any part thereof, in one or more portions at public or private sale or sales or transactions, at any exchange, broker’s board or at any of the Administrative Agent’s offices or elsewhere upon such terms and conditions as the Administrative Agent may deem advisable and at such prices as it may deem best, for any combination of cash and/or securities or other property or on credit or for future delivery without assumption by any Secured Party of any credit risk, with the right to the Administrative Agent upon any such sale or sales, public or private, to purchase the whole or any part of said Pledged Collateral so sold, free of any right or equity of redemption in any Pledgor, which right and equity are hereby expressly waived (to the fullest extent permitted by law) or released. Each Pledgor agrees that the Administrative Agent need not give more than ten (10) days’ notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to any Pledgor if such Pledgor has signed after the occurrence and during the continuance of an Event of Default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to the Administrative Agent for the benefit of the Secured Parties in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations, the Administrative Agent and the other Secured Parties shall have all the rights and remedies of a secured party under the UCC and under any other applicable law.

Section 10. Sale of Pledged Shares. After the occurrence and during the continuance of an Event of Default:

(a) Each Pledgor recognizes that the Administrative Agent, on behalf of the Secured Parties, may be unable to effect a public sale or disposition (including, without limitation, any disposition in connection with a merger of any Issuer) of any or all the

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Pledged Collateral by reason of certain prohibitions contained in the 1933 Act, and applicable state securities laws, but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale or disposition may result in prices and other terms (including the terms of any securities or other property received in connection therewith) less favorable to the seller than if such sale or disposition were a public sale or disposition and, notwithstanding such circumstances, agrees that any such private sale or disposition shall be deemed to be reasonable and effected in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale or disposition of any of the Pledged Collateral in order to permit any Pledgor or any Issuer to register such securities for public sale under the 1933 Act, or under applicable state securities laws, even if such Pledgor or any Issuer would agree to do so. No Secured Party shall incur any liability as a result of the sale of any such Pledged Collateral, or any part thereof, at any private sale provided for in this Agreement conducted in a commercially reasonable manner, and each Pledgor hereby waives to the fullest extent permitted by law any claims against the Secured Parties arising by reason of the fact that the price at which the Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Administrative Agent accepts the first offer received and does not offer the Pledged Collateral to more than one offeree.

(b) Each Pledgor agrees to do or cause to be done all such other acts and things as the Administrative Agent may reasonably request to make such sale or sales or dispositions of any portion or all of the Pledged Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales or dispositions, all at such Pledgor’s expense.

(c) Without in any way limiting the requirement of Section 12.03 of the Credit Agreement, each Pledgor agrees to indemnify and hold harmless the Secured Parties, each of their respective successors and assigns, officers, directors, employees, agents and attorneys, and any Person in control of any thereof (the “Indemnified Parties”), from and against any loss, liability, claim, damage and expense, including, without limitation, reasonable counsel fees (collectively called the “Indemnified Liabilities”), which may be imposed on, incurred by or asserted against such Indemnified Party as a result of or in connection with this Agreement or the enforcement by the Administrative Agent or any other Secured Party of its rights and remedies hereunder, and any Indemnified Liabilities, under federal and state securities laws or otherwise, insofar as such Indemnified Liabilities;

(i) arise out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or offering memorandum or in any preliminary prospectus or preliminary offering memorandum or in any amendment or supplement to any of the foregoing or in any other writing in

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connection with the offer, sale or resale of all or any portion of the Pledged Collateral, provided that any such registration statement, prospectus or offering memorandum, preliminary prospectus, preliminary offering memorandum, or other writing was prepared by Pledgors, their representatives, agents, or attorneys or such untrue statement was provided by Pledgors specifically for inclusion therein and unless such untrue statement of material fact was provided by the Administrative Agent specifically for inclusion therein; or

(ii) arise out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading.

Such indemnification to remain operative regardless of any investigation made by or on behalf of the Administrative Agent, any Secured Party or any successor thereof, or any Person in control of any thereof. In no event shall any Pledgor have any obligation to indemnify or hold harmless an Indemnified Party with respect to an Indemnified Liability that is determined in a final, non-appealable judgment by a court of competent jurisdiction to result from the gross negligence or willful misconduct by any Indemnified Party. In connection with a public sale or other distribution, each Pledgor will provide customary indemnification to any underwriters, their respective successors and assigns, their respective officers and directors and each Person who controls any such underwriter (within the meaning of the 1933 Act). If and to the extent that the foregoing undertakings in this Section 10(c) may be unenforceable for any reason, each Pledgor agrees to make maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of each Pledgor under this Section 10(c) shall survive any termination of this Agreement.

Section 11. Application of Proceeds. The proceeds of any collection, sale or other realization of all or any part of the Pledged Collateral, and any other cash at the time held by the Administrative Agent under this Agreement, shall be applied to the Secured Obligations in accordance with the terms of the Credit Agreement. The Pledgors shall remain liable for any deficiency in the Secured Obligations remaining after such application.

Section 12. Further Assurances. Each Pledgor agrees that at any time and from time to time, upon the written request of the Administrative Agent, such Pledgor will execute and deliver all Equity Interest Powers, Registration Pages, Irrevocable Proxies, financing statements and such further documents and do such further acts and things as the Administrative Agent may reasonably request consistent with the provisions hereof in order to effect the purposes of this Agreement. Without limiting the foregoing, each Pledgor will take any and all necessary actions required or requested by the Administrative Agent, from time to time, to (a) cause the Administrative Agent to obtain exclusive control of any Pledged Collateral owned by such Pledgor in a manner reasonably acceptable to the Administrative Agent and (b) obtain from any Issuer of Pledged Collateral written confirmation of the Administrative Agent’s control over such Pledged Collateral. For purposes of this Section 12, the Administrative Agent shall have exclusive control of Pledged Collateral if (i) in the case of Pledged Collateral consisting of certificated securities, such Pledgor delivers such certificated securities to the Administrative Agent (with Equity Interest Powers (in blank or otherwise) if such certificated securities are in registered form) and (ii) in the case of any other Pledged Collateral, the Administrative Agent has control thereof for all applicable purposes of the UCC.

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Section 13. Limitation on Duty of the Administrative Agent.

(a) The powers conferred on the Administrative Agent under this Agreement are solely to protect the Administrative Agent’s interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. The Administrative Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither the Administrative Agent nor its Representative nor any of their respective officers, directors, employees or agents shall be responsible to the Pledgors for any act or failure to act, except for gross negligence or willful misconduct. Without limiting the foregoing, the Administrative Agent and any Representative shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in their possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Administrative Agent or any Representative, in its individual capacity, accords its own property consisting of the type of Pledged Collateral involved, it being understood and agreed that neither the Administrative Agent nor any Representative shall have any responsibility for taking any necessary steps (other than steps taken in accordance with the standard of care set forth above) to protect, preserve or exercise rights against any Person with respect to any Pledged Collateral and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it to the applicable Pledgor.

(b) Also without limiting the generality of the foregoing, neither the Administrative Agent nor any Representative shall have any obligation or liability under any contract or license by reason of or arising out of this Agreement or the granting to the Administrative Agent of a security interest therein or assignment thereof or the receipt by the Administrative Agent or any Representative of any payment relating to any contract or license pursuant hereto, nor shall the Administrative Agent or any Representative be required or obligated in any manner to perform or fulfill any of the obligations of any Pledgor under or pursuant to any contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or license, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

Section 14. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

Section 15. No Waiver; Cumulative Remedies. No failure on the part of the Administrative Agent to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any

16

single or partial exercise by the Administrative Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Neither the Administrative Agent nor any of the other Secured Parties shall be liable for any failure to collect or realize upon any of the Secured Obligations or any collateral security or guaranty therefor, or any part thereof, or for any delay in so doing, nor shall the Administrative Agent or any of the other Secured Parties be under any obligation to take any action whatsoever with regard thereto. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

Section 16. Specific Performance. Each Pledgor agrees that a breach of any of the covenants contained in Sections 2(b), 4, 5(c), 6, 10 or 12 hereof will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, agrees, without limiting the right of the Administrative Agent to seek and obtain specific performance of other obligations of such Pledgor contained in this Agreement, that each and every covenant referenced above shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives to the fullest extent permitted by law and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations have been paid in full and all commitments which could give rise to Secured Obligations have been terminated.

Section 17. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the Secured Parties and the respective successors and assigns of the foregoing, provided, that no Pledgor shall assign or transfer its rights hereunder without the prior written consent of the Administrative Agent.

Section 18. Termination. Subject to Section 2.06 of the Credit Agreement, this Agreement and the Liens granted hereunder shall automatically terminate upon Security Termination, whereupon the Administrative Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral (including all certificates evidencing the Pledged Collateral in its possession or control) to or on the order of the Pledgors. The Administrative Agent, at the Pledgors’ expense, shall also execute and deliver to the Pledgors upon such termination such UCC termination statements and such other documentation as shall be reasonably requested by the Pledgors to effect the termination and release of the Liens in favor of the Administrative Agent created hereby.

Section 19. Possession of Pledged Collateral. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral in the physical possession of the Administrative Agent pursuant hereto, neither the Administrative Agent nor any nominee of the Administrative Agent shall have any duty or liability to collect any sums due in respect thereof or to protect, preserve or exercise any rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering them to the applicable Pledgor.

Section 20. Survival of Representations. All representations and warranties of each Pledgor contained in this Agreement shall survive the execution and delivery of this Agreement.

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Section 21. Expenses. The Pledgors shall reimburse the Administrative Agent and the other Secured Parties upon demand for all reasonable and documented out-of-pocket legal, accounting, appraisal, consulting, and other reasonable and documented out-of-pocket fees, costs and expenses incurred by the Administrative Agent and the other Secured Parties in connection with the preparation, execution, delivery, administration, collection and enforcement of this Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral in accordance with the terms of the Credit Agreement to the extent provided for in Section 12.03 of the Credit Agreement). Any and all costs and expenses incurred by the Pledgors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Pledgors. Any taxes and stamp duties payable or ruled payable by and domestic or foreign Governmental Authority in respect of this Agreement shall be borne solely by the Pledgors, together with related interest, penalties, fines and expenses, if any.

Section 22. Attorney-In-Fact. Each Pledgor hereby irrevocably appoints the Administrative Agent as such Pledgor’s attorney-in-fact until termination of this Agreement in accordance with the terms hereof, effective upon the occurrence and during the continuance of an Event of Default, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Administrative Agent’s discretion, to take any action and to execute any instrument that the Administrative Agent deems reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.

Section 23. Notices. All notices, demands and requests that any party is required or elects to give to any other party shall be given in accordance with the provisions of Section 12.01 of the Credit Agreement, and if given (i) to the Administrative Agent, shall be given to it at its address specified in the Credit Agreement or as otherwise specified by the Administrative Agent in writing, and (ii) to any Pledgor shall be given to it the address specified in the Credit Agreement for such Pledgor or as otherwise specified by such Pledgor in writing.

Section 24. Governing Law; Consent to Forum.

(a) THIS AGREEMENT AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

(b) EACH PLEDGOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER TEXAS, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING IN ANY WAY TO THIS AGREEMENT, AND AGREES THAT ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PLEDGOR IRREVOCABLY AND

18

UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND EACH PLEDGOR AND THE ADMINISTRATIVE AGENT CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 12.01 OF THE CREDIT AGREEMENT. A final judgment in any proceeding of any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by applicable law.

(c) Nothing herein shall limit the right of the Administrative Agent or any Secured Party to bring proceedings against any Pledgor in any other court, nor limit the right of any party to serve process in any other manner permitted by applicable law. Nothing in this Agreement shall be deemed to preclude enforcement by the Administrative Agent of any judgment or order obtained in any forum or jurisdiction.

Section 25. WAIVERS BY PLEDGORS. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW BUT WITHOUT LIMITATION OF ANY RIGHTS AFFORDED SUCH PLEDGOR AS A BORROWER OR GUARANTOR UNDER THE CREDIT AGREEMENT, EACH PLEDGOR WAIVES (A) THE RIGHT TO TRIAL BY JURY IN ANY PROCEEDING OR DISPUTE OF ANY KIND RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, SECURED OBLIGATIONS OR COLLATERAL; (B) PRESENTMENT, DEMAND, PROTEST, NOTICE OF PRESENTMENT, DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY COMMERCIAL PAPER, ACCOUNTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY THE ADMINISTRATIVE AGENT ON WHICH A PLEDGOR MAY IN ANY WAY BE LIABLE, AND HEREBY RATIFIES ANYTHING THE ADMINISTRATIVE AGENT MAY DO IN THIS REGARD AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT; (C) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF ANY COLLATERAL AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT; (D) ANY BOND OR SECURITY THAT MIGHT BE REQUIRED BY A COURT PRIOR TO ALLOWING THE ADMINISTRATIVE AGENT TO EXERCISE ANY RIGHTS OR REMEDIES AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT; (E) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; (F) ANY CLAIM AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER SECURED PARTY, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) IN ANY WAY RELATING TO ANY ENFORCEMENT ACTION, SECURED OBLIGATIONS, LOAN DOCUMENTS OR TRANSACTIONS RELATING THERETO; AND (G) NOTICE OF ACCEPTANCE HEREOF. Each Pledgor acknowledges that the foregoing waivers are a material inducement to the Administrative Agent, on behalf of the Secured Parties, entering into this Agreement and that it is relying upon the foregoing in its dealings with Pledgors. Each Pledgor has reviewed the

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foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

Section 26. Waiver of Right of Setoff. All sums payable by the Pledgors hereunder or under the Notes and the other Loan Documents shall be paid without notice, demand, counterclaim, setoff, deduction or defense, and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of the Pledgors hereunder and thereunder shall in no way be released, discharged or otherwise affected, except as expressly provided herein, by reason of (a) any damage to or destruction of or any taking, or transfer in lieu thereof, of the Pledged Collateral or any part thereof; (b) any restriction or prevention of or interference with any use of the Pledged Collateral or any part thereof; (c) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or Issuer or any action taken with respect to this Agreement or the other Loan Documents by any trustee or receiver of any Pledgor or Issuer, or by any court in such proceeding; (d) any claim which any Pledgor has or might have against the Administrative Agent or any other Secured Party; or (e) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not the Pledgors shall have notice or knowledge of any of the foregoing. No portion of the Secured Obligations shall be or be deemed to be offset or compensated by all or any part of any claim, cause of action, counterclaim or cross-claim, whether liquidated or unliquidated, which any Pledgor may presently have or claim to have against the Administrative Agent or any other Secured Party. Each Pledgor hereby waives, to the fullest extent permitted by applicable law, any right of setoff it may have or to which it may be entitled under this Agreement, the other Loan Documents or any applicable law from time to time against the Administrative Agent, any other Secured Party or their respective assets. Except as expressly provided herein, each Pledgor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by such Pledgor.

Section 27. Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing in accordance with Section 12.02(b) of the Credit Agreement. Any such amendment or waiver shall be binding upon the Administrative Agent and each Pledgor and their respective successors and assigns.

Section 28. Counterparts; Headings; Execution. This Agreement may be authenticated in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may authenticate this Agreement by signing any such counterpart. This Agreement may be authenticated by manual signature, facsimile or, if approved in writing by the Administrative Agent, electronic means, all of which shall be equally valid. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. Any electronic signature, contract formation on an electronic platform and electronic record-keeping shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any state law based on the Uniform Electronic Transactions Act.

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Section 29. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Pledgors and the Administrative Agent with respect to the subject matter hereof and supersedes all prior oral and written agreements and understandings between any Pledgor and the Administrative Agent relating to the subject matter hereof. This Agreement supplements the other Loan Documents and nothing in this Agreement shall be deemed to limit or supersede the rights granted to the Administrative Agent or the other Secured Parties in any other Loan Document. In the event of any conflict or inconsistency between this Agreement and the Credit Agreement, the provisions of the Credit Agreement shall govern and control.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.

PLEDGORS:	LINN ENERGY, INC.

By:
Name:
Title:

LINN ENERGY HOLDCO LLC

By:
Name:
Title:

LINN ENERGY HOLDCO II LLC

By:
Name:
Title:

LINN ENERGY HOLDINGS, LLC

By:
Name:
Title:

LINN OPERATING, LLC

By:
Name:
Title:

[Signature Page to Pledge Agreement]

LINN MIDWEST ENERGY LLC

By:
Name:
Title:

LINN MIDSTREAM, LLC

By:
Name:
Title:

LINN MARKETING, LLC

By:
Name:
Title:

[Signature Page to Pledge Agreement]

Exhibit A

to Pledge Agreement

Pledgor	Issuer	Certificate No.	No. of Shares	Class of Shares	% of Issued Shares of such Class of Issuer or other Equity Interest Pledged by such Pledgor
Linn Energy Holdco LLC	Linn Energy, Inc.
Linn Energy Holdco II LLC	Linn Energy Holdco LLC
Linn Energy Holdings, LLC	Linn Energy Holdco II LLC
Linn Operating, LLC	Linn Energy Holdco II LLC
Linn Midwest Energy LLC	Linn Energy Holdings, LLC
Linn Midstream, LLC	Linn Energy Holdco II LLC
Linn Marketing, LLC	Linn Energy Holdco II LLC

Exhibit B

to Pledge Agreement

Addendum to Pledge Agreement

The undersigned, being a Pledgor pursuant to that certain Pledge Agreement dated as of February 28, 2017 (the “Pledge Agreement”) in favor of Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), by executing this Addendum, hereby acknowledges that such Pledgor legally and beneficially owns capital stock as set forth below of [                    ], a [                    ][                    ] (“Entity”). Capitalized terms used but not defined herein have the meanings given them in the Pledge Agreement. Such Pledgor hereby agrees and acknowledges that Entity is an Issuer pursuant to the Pledge Agreement and the Shares (as hereinafter defined) shall be deemed Pledged Shares pursuant to the Pledge Agreement. Such Pledgor hereby represents and warrants to the Administrative Agent and the other Secured Parties that (i) all of the capital stock or shares of Entity now owned by such Pledgor (“Shares”) is presently represented by the stock or share certificates listed below to the extent applicable, which stock or share certificates, with undated Equity Interest Powers duly executed in blank by such Pledgor, Irrevocable Proxies and Registration Pages are being delivered to the Administrative Agent, simultaneously herewith, and (ii) after giving effect to this Addendum, the representations and warranties set forth in Section 3 of the Pledge Agreement are true, complete and correct with respect to the undersigned Pledgor and the Pledged Shares described herein as of the date hereof.

Pledged Shares

Pledgor	Issuer	Certificate No.	No. of Shares	Class of Shares	% of Issued Shares of such Class of Issuer or other Equity Interest Pledged

IN WITNESS WHEREOF, Pledgor has executed this Addendum this      day of             , 20    .

PLEDGOR:

By:
Its:

Exhibit C

to Pledge Agreement

Joinder to Pledge Agreement

The undersigned,                     , a                      , as of the      day of             , 20    , hereby joins in the execution of that certain Pledge Agreement dated as of February 28, 2017 (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Pledge Agreement”) by Linn Energy Holdco II LLC, a Delaware limited liability company (the “Borrower”), each of Linn Energy Inc., a Delaware corporation (“Linn Energy”), Linn Energy Holdco LLC, a Delaware limited liability company (“Energy Holdco”), Linn Energy Holdings, LLC, a Delaware limited liability company (“Energy Holdings”), Linn Operating, LLC, a Delaware limited liability company (“Operating”), Linn Midwest Energy LLC, a Delaware limited liability company (“Midwest”), Linn Midstream, LLC, a Delaware limited liability company (“Midstream”), Linn Marketing, LLC, a Delaware limited liability company (“Marketing” and together with Linn Energy, Energy Holdco, Energy Holdings, Operating, Midwest, Midstream, and the Guarantors together with the Borrower and each Person who becomes a party to this Agreement by execution of a joinder in the form of Exhibit C hereto, collectively the “Pledgors”, and each individually a “Pledgor”), in favor of Wells Fargo Bank, National Association, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), for the benefit of the Secured Parties. Capitalized terms used but not defined herein have the meanings given them in the Pledge Agreement. By executing this Joinder, the undersigned hereby agrees that it is a Pledgor thereunder and agrees to be bound by all of the terms and provisions of the Pledge Agreement.

The undersigned represents and warrants to the Administrative Agent and the other Secured Parties that the undersigned is the record and beneficial owner of, and has legal title to, the Equity Interests set forth below.

                                         , a

By:
Name:
Title:

Pledged Shares

Pledgor	Issuer	Certificate No.	No. of Shares	Class of Shares	% of Issued Shares of such Class of Issuer or other Equity Interest Pledged

Exhibit D

to Pledge Agreement

Issuer’s Acknowledgement

Each of the undersigned hereby (i) acknowledges receipt of a copy of that certain Pledge Agreement dated as of February 28, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement), made by the Pledgors party thereto and Wells Fargo Bank, National Association, as administrative agent for the Secured Parties (in such capacity and together with any successors in such capacity, the “Administrative Agent”), (ii) subject to the provisions of the Pledge Agreement, agrees that it will comply with instructions of the Administrative Agent or its nominee with respect to the applicable Pledged Collateral without further consent by the applicable Pledgor, (iii) to the extent permitted by law, agrees that the “issuer’s jurisdiction” (as defined in Section 8-110 of the UCC) is the State of [Delaware], U.S.A., (iv) agrees to notify the Administrative Agent upon obtaining knowledge of any interest in favor of any person in the applicable Pledged Collateral that is adverse to the interest of the Administrative Agent therein and (v) waives any right or requirement at any time hereafter to receive a copy of the Pledge Agreement in connection with the registration of any Pledged Collateral thereunder in the name of the Administrative Agent or its nominee or the exercise of voting rights by the Administrative Agent or its nominee. The undersigneds each hereby acknowledge and agree that upon the delivery of any certificates representing the Pledged Shares issued by the undersigned endorsed to the Administrative Agent or in blank, or to the extent the Pledged Shares are not represented by certificates, upon the execution and delivery of this acknowledgement by the parties hereto, the Administrative Agent shall have control over the Pledged Shares.

[ISSUER]

By:
Name:
Title:

Exhibit E

to Pledge Agreement

Equity Interest Power

FOR VALUE RECEIVED, the undersigned,                      a                      (“Pledgor”), does hereby sell, assign and transfer to                                                              * all of its Equity Interests (as hereinafter defined) represented by Certificate No(s).                     * in                    , a                      (“Issuer”) standing in the name of Pledgor on the books of said Issuer. Pledgor does hereby irrevocably constitute and appoint                     *, as attorney, to transfer the Equity Interests in said Issuer with full power of substitution in the premises. The term “Equity Interest” means any security, share, unit, partnership interest, membership interest, ownership interest, equity interest, option, warrant, participation, “equity security” (as such term is defined in Rule 3(a)11-1 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended, or any similar statute then in effect, promulgated by the Securities and Exchange Commission and any successor thereto) or analogous interest (regardless of how designated) of or in a corporation, partnership, limited partnership, limited liability company, business trust or other entity, of whatever nature, type, series or class, whether voting or nonvoting, certificated or uncertificated, common or preferred, and all rights and privileges incident thereto.

Dated:	*

PLEDGOR:

By:
Name:
Title:

*	To Remain Blank

Exhibit F

to Pledge Agreement

Irrevocable Proxy

(Interests of [Issuer])

For good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes WELLS FARGO BANK, NATIONAL ASSOCIATION in its capacity as Administrative Agent for the Lenders (the “Proxy Holder”) under the Credit Agreement dated as of February 28, 2017 to which it, [the Company] (as defined below), the other Obligors party thereto and the Lenders are party, as amended, restated, modified or supplemented from time to time (the “Credit Agreement”), the attorney and proxy of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned’s rights with respect to all of the Pledged Collateral (as defined in the Pledge Agreement, defined below) which constitute the shares or other equity interests (the “Interests”) of                      (the “Company”). Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Interests are hereby revoked, and no subsequent proxies will be given with respect to any of the Interests.

This proxy is irrevocable, is coupled with an interest and is granted pursuant to that certain Pledge Agreement dated as of February 28, 2017 (the “Pledge Agreement”) in favor of the Proxy Holder, for the benefit of the Secured Parties, in consideration of the credit extended pursuant to the Credit Agreement. Capitalized terms used herein but not otherwise defined in this irrevocable proxy have the meanings ascribed to such terms in the Pledge Agreement.

The Proxy Holder named above will be empowered and may exercise this irrevocable proxy to vote the Interests at any and all times after the occurrence and during the continuation of an Event of Default, including but not limited to, at any meeting of the shareholders or members of the Company, after such time however called, and at any adjournment thereof, or in any written action by consent of the shareholders or members of the Company. This proxy shall remain in effect with respect to the Interests until Security Termination, and will continue to be effective or automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Proxy Holder for any reason including as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made (provided, that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and disbursements) incurred by the Proxy Holder in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations), notwithstanding any time limitations set forth in the operating agreement and other organizational documents of the Company or the limited liability company act of the State of                     .

Any obligation of the undersigned hereunder shall be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Interests).

IN WITNESS WHEREOF, the undersigned has executed this irrevocable proxy as of this      day of             ,         .

By
Print Name
Title

Exhibit G

to Pledge Agreement

Registration Page

[Issuer]

[Membership Interest][Stock] Ledger as of             ,         *

NAME	CERTIFICATE NO.	NUMBER OF INTERESTS

Acknowledged By:

[Issuer]

By
Print Name
Title

*	To Remain Blank - Not Completed at Closing

EXHIBIT D

[FORM OF] ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Assignment Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as the same may be amended, supplemented or restated from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions for Assignment and Assumption set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

The Assignor named on the reverse hereof hereby sells and assigns, without recourse, to the Assignee named on the reverse hereof, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Effective Date set forth on the reverse hereof, the interests set forth on the reverse hereof (the “Assigned Interest”) in the Assignor’s rights and obligations under the Credit Agreement, including, without limitation, (i) with respect to an assignment of a Revolving Loan, the interests set forth on the reverse hereof in the Commitment of the Assignor on the Assignment Effective Date and Revolving Loans owing to the Assignor which are outstanding on the Assignment Effective Date, together with the participations in Letters of Credit and LC Disbursements held by the Assignor on the Assignment Effective Date, but excluding accrued interest and fees to and excluding the Assignment Effective Date and (ii) with respect to an assignment of a Term Loan, the interests set forth on the reverse hereof in the Revolving Loans owing to the Assignor which are outstanding on the Assignment Effective Date, but excluding accrued interest and fees to and excluding the Assignment Effective Date. From and after the Assignment Effective Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.

This Assignment and Assumption is being delivered to the Administrative Agent together with (i) any documentation required to be delivered by the Assignee pursuant to Section 5.03(e) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The [Assignee/Assignor] shall pay the fee payable to the Administrative Agent pursuant to Section 12.04(b) of the Credit Agreement.

This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of Texas.

Credit Agreement:	Credit Agreement dated as of February 28, 2017 among Linn Energy Holdco II LLC as Borrower, Linn Energy, Inc., a Delaware corporation, Linn Energy Holdco LLC, a Delaware limited liability company, each Subsidiary Guarantor from time to time party thereto, Wells Fargo Bank, National Association as Administrative Agent, and the Lenders from time to time party thereto, as the same may from time to time be amended, modified, supplemented or restated

Exhibit D

Legal Name of Assignor:

Legal Name of Assignee:

Assignee’s Address for Notices:

Assignment Effective Date: [            ], 201[]

Facility	Amount Assigned

Percentage Assigned of Revolving
Loan Commitments, Revolving
Loans or Term Loans, as applicable
(set forth, to at least 8 decimals, as a
percentage of the total Revolving
Loan Commitments, Revolving
Loans or Term Loans, as applicable,
of all Lenders)

Revolving Commitment Assigned:	$	%
Revolving Loans Assigned:	$	%
Term Loans Assigned:	$	%

The terms set forth above and on the reverse side hereof are hereby agreed to:

[Name of Assignor], as Assignor

By:
Name:
Title:

[Name of Assignee], as Assignee

By:
Name:
Title:

Exhibit D

The undersigned hereby consent to the within assignment:

[Linn Energy Holdco II LLC, as Borrower][1]	Wells Fargo Bank, National Association, as Administrative Agent

By:	By:
Name:	Name:
Title:	Title:

[1]	To be included only if required under Section 12.04.

Exhibit D

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

LINN ENERGY HOLDCO II LLC CREDIT AGREEMENT

1.	Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of any Obligor, any Obligor’s Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by any Obligor, any Obligor’s Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Assignment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Assignment Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Assignment Effective Date and to the Assignee for amounts which have accrued from and after the Assignment Effective Date.

Exhibit D

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of Texas.

Exhibit D

EXHIBIT E

[FORM OF] BORROWING REQUEST

[            ], 201[    ]

Linn Energy Holdco II LLC, a Delaware limited liability company (the “Borrower”), pursuant to [Section 2.03] [Section 2.09(c)] of the Credit Agreement dated as of February 28, 2017 (as the same may be amended, supplemented or restated from time to time, the “Credit Agreement”) among the Borrower, Linn Energy, Inc., a Delaware corporation, Linn Energy Holdco LLC, a Delaware limited liability company, each Subsidiary Guarantor from time to time party thereto, Wells Fargo Bank, National Association as Administrative Agent, and the Lenders from time to time party thereto (unless otherwise defined herein, each capitalized term used herein is defined in the Credit Agreement), hereby requests a Borrowing as follows:

(i)	The aggregate amount of the requested Borrowing is $[ ];

(ii)	The date of such Borrowing is [ ], 201[ ];

(iii)	The requested Borrowing is to be a [Revolving Loan] [Term Loan];

(iv)	The requested Borrowing is to be [an ABR Borrowing] [a Eurodollar Borrowing];

(v)	In the case of a Eurodollar Borrowing, the initial Interest Period applicable thereto is [ ];

[(vi)	The amount of the Borrowing Base in effect on the date hereof is $[ ];]

[(vii)	Total Revolving Credit Exposures on the date hereof (i.e., outstanding principal amount of Loans and total LC Exposure) (without regard to the requested Borrowing) is $[ ];]

[(viii)	The pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing) is $[ ];]

(ix)	The location and number of the Borrower’s Controlled Proceeds Account to which funds are to be disbursed is as follows:

[                                             ]

[                                             ]

(x)	The pro forma Consolidated Cash Balance of the Obligors shall not exceed $70,000,000.00 after giving effect to the requested Borrowing; and

(xi)	The conditions set forth in Section 6.02 of the Credit Agreement have been satisfied.

Exhibit E

The undersigned certifies that he/she is the [            ] of the Borrower, and that as such he/she is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested Borrowing under the terms and conditions of the Credit Agreement.

LINN ENERGY HOLDCO II LLC

By:
Name:
Title:

Exhibit E

EXHIBIT F

[FORM OF] INTEREST ELECTION REQUEST

[            ], 201[            ]

Linn Energy Holdco II LLC, a Delaware limited liability company (the “Borrower”), pursuant to Section 2.04 of the Credit Agreement dated as of February 28, 2017 (as the same may be amended, supplemented or restated from time to time, the “Credit Agreement”) among the Borrower, Linn Energy, Inc., a Delaware corporation, Linn Energy Holdco LLC, a Delaware limited liability company, each Subsidiary Guarantor from time to time party thereto, Wells Fargo Bank, National Association as Administrative Agent, and the Lenders from time to time party thereto (unless otherwise defined herein, each capitalized term used herein is defined in the Credit Agreement), hereby makes an Interest Election Request as follows:

(i)	The Borrowing to which this Interest Election Request applies, and if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information specified pursuant to (iii) [and (iv)] below shall be specified for each resulting Borrowing) is [ ];[2]

(ii)	The effective date of the election made pursuant to this Interest Election Request is [ ], 201[ ];[and]

(iii)	The resulting Borrowing is to be [an ABR Borrowing] [a Eurodollar Borrowing][; and]

[(iv)	[If the resulting Borrowing is a Eurodollar Borrowing], the Interest Period applicable to the resulting Borrowing after giving effect to such election is [ ]].

The undersigned certifies that he/she is the [            ] of the Borrower, and that as such he/she is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested continuation or conversion under the terms and conditions of the Credit Agreement.

LINN ENERGY HOLDCO II LLC

By:
Name:
Title:

[2]	Applicable borrowing to be identified by [amount and date when made].

Exhibit F

EXHIBIT G

[FORM OF] RESERVE REPORT CERTIFICATE

The undersigned hereby certifies that he/she is the [            ] of Linn Energy Holdco II LLC, a Delaware limited liability company (the “Borrower”), and that as such he/she is authorized to execute this certificate on behalf of the Borrower. Pursuant to Section 8.11(c) of Credit Agreement dated as of February 28, 2017 (together with all amendments, restatements, supplements or other modifications thereto, the “Credit Agreement”) among the Borrower, Linn Energy, Inc., a Delaware corporation, Linn Energy Holdco LLC, a Delaware limited liability company, each Subsidiary Guarantor from time to time party thereto, Wells Fargo Bank, National Association as administrative agent (the “Administrative Agent”), and the Lenders from time to time party thereto, the undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified):

(a) There are no statements or conclusions in the Reserve Report delivered herewith or in any information delivered in connection with such Reserve Report which are based upon or include materially misleading information of a material fact or fail to take into account material information regarding the material matters reported therein (it being understood that projections concerning volumes attributable to the Oil and Gas Properties of the Borrower and its Subsidiaries and production and cost estimates contained in such Reserve Report and in other information delivered in connection therewith are necessarily based upon professional opinions, estimates and projections and that no warranty is made with respect to such opinions, estimates and projections).

(b) The Borrower or its Subsidiaries have good and defensible title to their Oil and Gas Properties evaluated in the Reserve Report delivered herewith and such Properties are free of all Liens except for Liens permitted by Section 9.03 of the Credit Agreement, in all material respects.

[(c) The Oil and Gas Properties to be mortgaged on the date hereof in connection with the Credit Agreement comply with the requirements of Section 8.13(a).]

[(c) Except as set forth on Schedule [    ] attached hereto, on a net basis there are no gas imbalances, take or pay or other prepayments in excess of the volume specified in Section 7.18 with respect to the Oil and Gas Properties of the Obligors or their respective Subsidiaries evaluated in such Reserve Report that would require the Obligors or their respective Subsidiaries to deliver Hydrocarbons either generally or produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor.

(d) Except as set forth on Schedule [    ] attached hereto, no Oil and Gas Properties of the Borrower and its Restricted Subsidiaries evaluated in the immediately preceding Reserve Report have been sold since the date of the last Borrowing Base determination.

(e) Set forth on Schedule [    ] attached hereto is a list of all marketing agreements that have not been previously disclosed to the Administrative Agent and that are effective on the date hereof that the Borrower could reasonably be expected to have been obligated to list on

Exhibit G

Schedule 7.19 had such agreement been in effect on the Effective Date. Such Schedule [    ] also lists all marketing agreements which have previously been disclosed to the Administrative Agent and which became ineffective or which were terminated since the immediately preceding Reserve Report.

(f) Attached hereto as Schedule [    ] is a list of the Oil and Gas Properties of the Borrower and its Subsidiaries evaluated in the Reserve Report delivered herewith that are Mortgaged Properties which demonstrates compliance with Section 8.13(a).

EXECUTED AND DELIVERED this [    ] day of             , 201[    ].

LINN ENERGY HOLDCO II LLC

By:
Name:
Title:

Exhibit G

EXHIBIT H

[FORM OF] SOLVENCY CERTIFICATE

Reference is hereby made to the Credit Agreement dated as of February 28, 2017 (as amended, restated, amended and restated, renewed, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Linn Energy Holdco II LLC, a Delaware limited liability company (the “Borrower”), each of Linn Energy, Inc., a Delaware corporation (“Linn Energy”), Linn Energy Holdco LLC, a Delaware limited liability company (“Energy Holdco”), Linn Energy Holdings, LLC (“Energy Holdings”), a Delaware limited liability company, Linn Operating, LLC, a Delaware limited liability company (“Operating”), Linn Midwest Energy LLC, a Delaware limited liability company (“Midwest”), Linn Midstream, LLC, a Delaware limited liability company (“Midstream”), Linn Marketing, LLC, a Delaware limited liability company (“Marketing” and together with Linn Energy, Energy Holdco, Energy Holdings, Operating, Midwest and Midstream, collectively, the “Guarantors” and each individually, a “Guarantor”, and the Guarantors together with the Borrower, collectively, the “Obligors” and each individually, an “Obligor”), Wells Fargo Bank, National Association as administrative agent (the “Administrative Agent”), and the Lenders from time to time party thereto. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. The undersigned hereby certifies as of February 28, 2017, in the undersigned’s capacity as an officer, and not in the undersigned’s personal capacity, of the Borrower, that:

(a)	the undersigned is familiar with the properties, business and assets of the Borrower and each Guarantor and has carefully reviewed the contents of this Certificate and, in connection herewith, has made such investigations and inquiries as the undersigned deemed necessary and prudent under the circumstances;

(b)	the undersigned believes that the financial information and assumptions which underlie and form the basis for the certifications made in this Certificate were reasonable when made and continue to be reasonable as of the date hereof; and

(c)	immediately prior to and after giving effect to the consummation of the Transactions to occur on the date hereof, (i) the Borrower and (ii) the Borrower and each Guarantor, taken as a whole, in each case (A) owns assets the fair valuation of which exceeds the aggregate Debt of such Person (or Persons); (B) has not incurred, and does not intend to incur, and does not believe that they will incur or have incurred Debt beyond their ability to pay such Debt (after taking into account the timing and amounts of cash to be received by such Person (or Persons) and the timing and amounts to be payable on or in respect of such Person’s (or Persons’) liabilities) as such Debt becomes absolute an matures; and (C) does not have (and does not have reason to believe such Person (or Persons) will have at any time) unreasonably small capital for the conduct of its (or their) business.

(Signature page follows.)

Exhibit H

IN WITNESS WHEREOF, the undersigned has executed this certificate on behalf of the Borrower as of the date first written above.

LINN ENERGY HOLDCO II LLC

By:
Name:
Title:

Exhibit H

EXHIBIT I-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of February 28, 2017 (as amended, restated, amended and restated, renewed, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Linn Energy Holdco II LLC, a Delaware limited liability company (the “Borrower”), Linn Energy, Inc., a Delaware corporation, Linn Energy Holdco LLC, a Delaware limited liability company, each Subsidiary Guarantor from time to time party thereto, Wells Fargo Bank, National Association as administrative agent (the “Administrative Agent”), and the Lenders from time to time party thereto. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Pursuant to the provisions of Section 5.03(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Commitment, the Loan(s) (as well as any Note(s) evidencing such Loan(s)), and the Letters of Credit in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10-percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished, or concurrently herewith furnishes, the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate or in such Form W-8BEN or Form W-8BEN-E changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment under the Credit Agreement or any other Loan Document is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF LENDER]

By:
Name:
Title:
Date:	, 201

Exhibit I-1

EXHIBIT I-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of February 28, 2017 (as amended, restated, amended and restated, renewed, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Linn Energy Holdco II LLC, a Delaware limited liability company (the “Borrower”), Linn Energy, Inc., a Delaware corporation, Linn Energy Holdco LLC, a Delaware limited liability company, each Subsidiary Guarantor from time to time party thereto, Wells Fargo Bank, National Association as administrative agent (the “Administrative Agent”), and the Lenders from time to time party thereto. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Pursuant to the provisions of Section 5.03(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Commitment, the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), and the Letters of Credit (iii) with respect to the extension of credit pursuant to the Credit Agreement, neither the undersigned nor any of its direct or indirect partners/members is a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10-percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its direct or indirect partner/members’ conduct of a U.S. trade or business.

The undersigned has furnished, or concurrently herewith furnishes, the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its direct or indirect partners/members that is claiming the portfolio interest exception: (i) an IRS Form W-8BEN or Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or Form W-8BEN-E from each of such direct or indirect partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate or in such Form W-8IMY, Form W-8BEN or Form W-8BEN-E changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment under the Credit Agreement or any other Loan Document is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Exhibit I-2

[NAME OF LENDER]

By:
Name:
Title:
Date:	, 201

Exhibit I-2

EXHIBIT I-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of February 28, 2017 (as amended, restated, amended and restated, renewed, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Linn Energy Holdco II LLC, a Delaware limited liability company (the “Borrower”), Linn Energy, Inc., a Delaware corporation, Linn Energy Holdco LLC, a Delaware limited liability company, each Subsidiary Guarantor from time to time party thereto, Wells Fargo Bank, National Association as administrative agent (the “Administrative Agent”), and the Lenders from time to time party thereto. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Pursuant to the provisions of Section 5.03(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10-percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished, or concurrently herewith furnishes, the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate or in such Form W-8BEN or Form W-8BEN-E changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment under the Credit Agreement or any other Loan Documents is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF PARTICIPANT]

By:
Name:
Title:
Date:	, 201

Exhibit I-3

EXHIBIT I-4

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of February 28, 2017 (as amended, restated, amended and restated, renewed, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Linn Energy Holdco II LLC, a Delaware limited liability company (the “Borrower”), Linn Energy, Inc., a Delaware corporation, Linn Energy Holdco LLC, a Delaware limited liability company, each Subsidiary Guarantor from time to time party thereto, Wells Fargo Bank, National Association as administrative agent (the “Administrative Agent”), and the Lenders from time to time party thereto. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Pursuant to the provisions of Section 5.03(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10-percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its direct or indirect partners/members that is a beneficial owner of such participation is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its director or indirect partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished, or concurrently herewith furnishes, the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its direct or indirect partners/members that is claiming the portfolio interest exception: (i) an IRS Form W-8BEN or Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or Form W-8BEN-E from each of such direct or indirect partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate or in such Form W-8IMY, such Form W-8BEN or Form W-8BEN-E changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment under the Credit Agreement or any other Loan Documents is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF PARTICIPANT]

By:
Name:
Title:
Date:	, 201

Exhibit I-4

Schedule 6.04

Post-Closing Obligations

1. No later than thirty (30) days after the Effective Date, the Obligors shall deliver to the Administrative Agent duly executed counterparts (in such number as may be requested by the Administrative Agent) of the Security Instruments deemed necessary or advisable by the Administrative Agent. In connection with the execution and delivery of the Security Instruments, the Administrative Agent shall:

(a) be reasonably satisfied that the Security Instruments create first priority, perfected Liens (subject only to Excepted Liens) on at least 95% of the total value of the Proved Reserves of the Oil and Gas Properties of the Obligors and their respective Subsidiaries evaluated in the Initial Reserve Report, and all of the Equipment and Facilities associated therewith;

(b) have received evidence and be satisfied that the flood insurance required for each Property set forth in Annex IV is in effect; and

(c) have received an opinion of local counsel reasonably acceptably to the Administrative Agent and its counsel with respect to mortgages and other recorded instruments to perfect interests in real property.

2. No later than five (5) Business Days after the Effective Date, the Obligors shall deliver to the Administrative Agent duly executed counterparts (in such number as may be requested by the Administrative Agent) of Account Control Agreements with respect to each deposit and securities account maintained by any Obligor (other than Excluded Accounts). In connection with the execution and delivery of such Account Control Agreements, the Administrative Agent shall be reasonably satisfied that there has been created in favor of the Administrative Agent a first priority, perfected security interest in and Lien on (subject only to Excepted Liens) each such deposit or securities account.

3. With respect to each invoice delivered by or on behalf of any Prepetition Lender or professional or advisor to the Borrower on or prior to the Effective Date for fees and expenses payable pursuant to the Prepetition Credit Agreement, the Borrower shall pay such fees and expenses to the applicable Prepetition Lender or professional or advisor on or prior to the date that is the later of: (a) ten (10) Business Days after the Effective Date and (b) three (3) Business Days after the Borrower receives a copy of the W-9 of the applicable Prepetition Lender or professional or advisor, as required.

Schedule 7.05

Litigation

None.

1

Schedule 7.14

Subsidiaries

Linn Energy Holdco LLC (Parent)

Linn Energy Holdco II LLC (Borrower)

Linn Operating, LLC

Linn Energy Holdings, LLC

Linn Marketing, LLC

Linn Midstream, LLC

Linn Midwest Energy LLC

2

Schedule 7.15

Location of Businesses and Offices

Legal Name	Jurisdiction	Organizational ID Number	Tax ID Number	Place of Business / Chief Executive Office
Linn Energy, Inc.	Delaware	6316247	81-5366183	600 Travis Houston, TX 77002

Linn Energy Holdco LLC	Delaware	6287469	81-5365878	600 Travis Houston, TX 77002

Linn Energy Holdco II LLC	Delaware	6318215	81-5426475	600 Travis Houston, TX 77002

Linn Operating, LLC	Delaware	3696663	71-0983530	600 Travis Houston, TX 77002

Linn Energy Holdings, LLC	Delaware	3629608	75-3256517	600 Travis Houston, TX 77002

Linn Marketing, LLC	Delaware	6318212	81-5440528	600 Travis Houston, TX 77002

Linn Midstream, LLC	Delaware	2261444	06-1319707	600 Travis Houston, TX 77002

Linn Midwest Energy LLC	Delaware	4391254	27-2621712	600 Travis Houston, TX 77002

3

Schedule 7.16

Owned Real Estate in Flood Zones

None.

4

Schedule 7.18

Gas Imbalances

None.

5

Schedule 7.19

Marketing Contracts

Agreement for the Sale and Purchase of Helium Gas Mixture between Praxair, Inc. and Linn Energy Holdings, LLC, dated January 27, 2017

Agreement for the Sale and Purchase of Helium Gas Mixture between Praxair, Inc. and Linn Operating, LLC (formerly known as Linn Operating, Inc.), as Agent for Linn Energy Holdings, LLC, dated December 1, 2016

Agreement for the Sale and Purchase of Helium Gas Mixture between Praxair, Inc. and Linn Operating, LLC (formerly known as Linn Operating, Inc.), dated July 1, 2016

Crude Helium Purchase and Sale Agreement between Linde Gas North America LLC and Linn Operating, LLC (formerly known as Linn Operating, Inc.), dated January 1, 2015

6

Schedule 7.20

Swap Agreements

[See attached]

7

Linn Energy

Fixed Swaps—Natural Gas

As of February 28, 2017

trade id	trade date	payment date	last fixing date	underlying	trade type	position	units	price	counterparty
61614223	6-Sep-16	5-Apr-17	29-Mar-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.005	Morgan Stanley
61614235	7-Sep-16	5-Apr-17	29-Mar-17	NYMEX Henry Hub	Fixed Swap	-900,000	MMBtu	3.03	BP
61614441	8-Sep-16	5-Apr-17	29-Mar-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.02	Macquarie
61614488	8-Sep-16	5-Apr-17	29-Mar-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.03	Morgan Stanley
61614508	8-Sep-16	5-Apr-17	29-Mar-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.0675	BP
61614734	12-Sep-16	5-Apr-17	29-Mar-17	NYMEX Henry Hub	Fixed Swap	-900,000	MMBtu	3.08	BP
61614799	13-Sep-16	5-Apr-17	29-Mar-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.11	BP
61614819	13-Sep-16	5-Apr-17	29-Mar-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.105	Morgan Stanley
61614843	16-Sep-16	5-Apr-17	29-Mar-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.1	Morgan Stanley
61614858	16-Sep-16	5-Apr-17	29-Mar-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.11	BP
61614870	19-Sep-16	5-Apr-17	29-Mar-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.125	BP
61614882	19-Sep-16	5-Apr-17	29-Mar-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.12	Morgan Stanley
61614911	20-Sep-16	5-Apr-17	29-Mar-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.157	Macquarie
62257240	11-Oct-16	5-Apr-17	29-Mar-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.3	BP
62257254	12-Oct-16	5-Apr-17	29-Mar-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.3	JPMorgan
62257266	13-Oct-16	5-Apr-17	29-Mar-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.36	JPMorgan
62257280	14-Oct-16	5-Apr-17	29-Mar-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.3875	BP
62915542	28-Nov-16	5-Apr-17	29-Mar-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.29	Nextera
62915565	29-Nov-16	5-Apr-17	29-Mar-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.3	JPMorgan
63416674	5-Dec-16	5-Apr-17	29-Mar-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.44	JPMorgan
63417411	8-Dec-16	5-Apr-17	29-Mar-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.08	Nextera
61614224	6-Sep-16	3-May-17	26-Apr-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.005	Morgan Stanley
61614236	7-Sep-16	3-May-17	26-Apr-17	NYMEX Henry Hub	Fixed Swap	-930,000	MMBtu	3.03	BP
61614442	8-Sep-16	3-May-17	26-Apr-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.02	Macquarie
61614489	8-Sep-16	3-May-17	26-Apr-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Morgan Stanley
61614509	8-Sep-16	3-May-17	26-Apr-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.0675	BP
61614739	12-Sep-16	3-May-17	26-Apr-17	NYMEX Henry Hub	Fixed Swap	-930,000	MMBtu	3.08	BP
61614800	13-Sep-16	3-May-17	26-Apr-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.11	BP
61614820	13-Sep-16	3-May-17	26-Apr-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.105	Morgan Stanley
61614844	16-Sep-16	3-May-17	26-Apr-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.1	Morgan Stanley
61614859	16-Sep-16	3-May-17	26-Apr-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.11	BP
61614871	19-Sep-16	3-May-17	26-Apr-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.125	BP
61614885	19-Sep-16	3-May-17	26-Apr-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.12	Morgcan Stanley

61614912	20-Sep-16	3-May-17	26-Apr-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.157	Macquarie
62257241	11-Oct-16	3-May-17	26-Apr-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.3	BP
62257255	12-Oct-16	3-May-17	26-Apr-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.3	JPMorgan
62257267	13-Oct-16	3-May-17	26-Apr-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.36	JPMorgan
62257281	14-Oct-16	3-May-17	26-Apr-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.3875	BP
62915544	28-Nov-16	3-May-17	26-Apr-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.29	Nextera
62915567	29-Nov-16	3-May-17	26-Apr-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.3	JPMorgan
63416675	5-Dec-16	3-May-17	26-Apr-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.44	JPMorgan
63417412	8-Dec-16	3-May-17	26-Apr-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.08	Nextera
61614225	6-Sep-16	5-Jun-17	26-May-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.005	Morgan Stanley
61614237	7-Sep-16	5-Jun-17	26-May-17	NYMEX Henry Hub	Fixed Swap	-900,000	MMBtu	3.03	BP
61614443	8-Sep-16	5-Jun-17	26-May-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.02	Macquarie
61614490	8-Sep-16	5-Jun-17	26-May-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.03	Morgan Stanley
61614510	8-Sep-16	5-Jun-17	26-May-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.0675	BP
61614744	12-Sep-16	5-Jun-17	26-May-17	NYMEX Henry Hub	Fixed Swap	-900,000	MMBtu	3.08	BP
61614801	13-Sep-16	5-Jun-17	26-May-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.11	BP
61614821	13-Sep-16	5-Jun-17	26-May-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.105	Morgan Stanley
61614845	16-Sep-16	5-Jun-17	26-May-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.1	Morgan Stanley
61614860	16-Sep-16	5-Jun-17	26-May-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.11	BP
61614872	19-Sep-16	5-Jun-17	26-May-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.125	BP
61614890	19-Sep-16	5-Jun-17	26-May-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.12	Morgan Stanley
61614913	20-Sep-16	5-Jun-17	26-May-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.157	Macquarie
62257242	11-Oct-16	5-Jun-17	26-May-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.3	BP
62257256	12-Oct-16	5-Jun-17	26-May-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.3	JPMorgan
62257268	13-Oct-16	5-Jun-17	26-May-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.36	JPMorgan
62257282	14-Oct-16	5-Jun-17	26-May-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.3875	BP
62915545	28-Nov-16	5-Jun-17	26-May-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.29	Nextera
62915569	29-Nov-16	5-Jun-17	26-May-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.3	JPMorgan
63416676	5-Dec-16	5-Jun-17	26-May-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.44	JPMorgan
63417413	8-Dec-16	5-Jun-17	26-May-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.08	Nextera
61614226	6-Sep-16	6-Jul-17	28-Jun-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.005	Morgan Stanley
61614238	7-Sep-16	6-Jul-17	28-Jun-17	NYMEX Henry Hub	Fixed Swap	-930,000	MMBtu	3.03	BP
61614444	8-Sep-16	6-Jul-17	28-Jun-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.02	Macquarie
61614491	8-Sep-16	6-Jul-17	28-Jun-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Morgan Stanley
61614511	8-Sep-16	6-Jul-17	28-Jun-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.0675	BP
61614749	12-Sep-16	6-Jul-17	28-Jun-17	NYMEX Henry Hub	Fixed Swap	-930,000	MMBtu	3.08	BP
61614809	13-Sep-16	6-Jul-17	28-Jun-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.11	BP
61614822	13-Sep-16	6-Jul-17	28-Jun-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.105	Morgan Stanley

61614846	16-Sep-16	6-Jul-17	28-Jun-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.1	Morgan Stanley
61614861	16-Sep-16	6-Jul-17	28-Jun-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.11	BP
61614873	19-Sep-16	6-Jul-17	28-Jun-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.125	BP
61614897	19-Sep-16	6-Jul-17	28-Jun-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.12	Morgan Stanley
61614914	20-Sep-16	6-Jul-17	28-Jun-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.157	Macquarie
62257245	11-Oct-16	6-Jul-17	28-Jun-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.3	BP
62257257	12-Oct-16	6-Jul-17	28-Jun-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.3	JPMorgan
62257269	13-Oct-16	6-Jul-17	28-Jun-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.36	JPMorgan
62257283	14-Oct-16	6-Jul-17	28-Jun-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.3875	BP
62915547	28-Nov-16	6-Jul-17	28-Jun-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.29	Nextera
62915570	29-Nov-16	6-Jul-17	28-Jun-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.3	JPMorgan
63416677	5-Dec-16	6-Jul-17	28-Jun-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.44	JPMorgan
63417414	8-Dec-16	6-Jul-17	28-Jun-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.08	Nextera
61614227	6-Sep-16	3-Aug-17	27-Jul-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.005	Morgan Stanley
61614239	7-Sep-16	3-Aug-17	27-Jul-17	NYMEX Henry Hub	Fixed Swap	-930,000	MMBtu	3.03	BP
61614445	8-Sep-16	3-Aug-17	27-Jul-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.02	Macquarie
61614493	8-Sep-16	3-Aug-17	27-Jul-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Morgan Stanley
61614512	8-Sep-16	3-Aug-17	27-Jul-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.0675	BP
61614756	12-Sep-16	3-Aug-17	27-Jul-17	NYMEX Henry Hub	Fixed Swap	-930,000	MMBtu	3.08	BP
61614810	13-Sep-16	3-Aug-17	27-Jul-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.11	BP
61614823	13-Sep-16	3-Aug-17	27-Jul-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.105	Morgan Stanley
61614847	16-Sep-16	3-Aug-17	27-Jul-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.1	Morgan Stanley
61614862	16-Sep-16	3-Aug-17	27-Jul-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.11	BP
61614874	19-Sep-16	3-Aug-17	27-Jul-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.125	BP
61614898	19-Sep-16	3-Aug-17	27-Jul-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.12	Morgan Stanley
61614915	20-Sep-16	3-Aug-17	27-Jul-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.157	Macquarie
62257246	11-Oct-16	3-Aug-17	27-Jul-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.3	BP
62257258	12-Oct-16	3-Aug-17	27-Jul-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.3	JPMorgan
62257270	13-Oct-16	3-Aug-17	27-Jul-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.36	JPMorgan
62257284	14-Oct-16	3-Aug-17	27-Jul-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.3875	BP
62915548	28-Nov-16	3-Aug-17	27-Jul-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.29	Nextera
62915571	29-Nov-16	3-Aug-17	27-Jul-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.3	JPMorgan
63416678	5-Dec-16	3-Aug-17	27-Jul-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.44	JPMorgan
63417415	8-Dec-16	3-Aug-17	27-Jul-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.08	Nextera
61614228	6-Sep-16	6-Sep-17	29-Aug-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.005	Morgan Stanley
61614240	7-Sep-16	6-Sep-17	29-Aug-17	NYMEX Henry Hub	Fixed Swap	-900,000	MMBtu	3.03	BP
61614446	8-Sep-16	6-Sep-17	29-Aug-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.02	Macquarie
61614494	8-Sep-16	6-Sep-17	29-Aug-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.03	Morgan Stanley

61614513	8-Sep-16	6-Sep-17	29-Aug-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.0675	BP
61614759	12-Sep-16	6-Sep-17	29-Aug-17	NYMEX Henry Hub	Fixed Swap	-900,000	MMBtu	3.08	BP
61614811	13-Sep-16	6-Sep-17	29-Aug-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.11	BP
61614824	13-Sep-16	6-Sep-17	29-Aug-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.105	Morgan Stanley
61614848	16-Sep-16	6-Sep-17	29-Aug-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.1	Morgan Stanley
61614863	16-Sep-16	6-Sep-17	29-Aug-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.11	BP
61614875	19-Sep-16	6-Sep-17	29-Aug-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.125	BP
61614899	19-Sep-16	6-Sep-17	29-Aug-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.12	Morgan Stanley
61614916	20-Sep-16	6-Sep-17	29-Aug-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.157	Macquarie
62257247	11-Oct-16	6-Sep-17	29-Aug-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.3	BP
62257259	12-Oct-16	6-Sep-17	29-Aug-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.3	JPMorgan
62257271	13-Oct-16	6-Sep-17	29-Aug-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.36	JPMorgan
62257285	14-Oct-16	6-Sep-17	29-Aug-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.3875	BP
62915549	28-Nov-16	6-Sep-17	29-Aug-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.29	Nextera
62915572	29-Nov-16	6-Sep-17	29-Aug-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.3	JPMorgan
63416679	5-Dec-16	6-Sep-17	29-Aug-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.44	JPMorgan
63417416	8-Dec-16	6-Sep-17	29-Aug-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.08	Nextera
61614229	6-Sep-16	4-Oct-17	27-Sep-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.005	Morgan Stanley
61614241	7-Sep-16	4-Oct-17	27-Sep-17	NYMEX Henry Hub	Fixed Swap	-930,000	MMBtu	3.03	BP
61614447	8-Sep-16	4-Oct-17	27-Sep-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.02	Macquarie
61614495	8-Sep-16	4-Oct-17	27-Sep-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Morgan Stanley
61614514	8-Sep-16	4-Oct-17	27-Sep-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.0675	BP
61614766	12-Sep-16	4-Oct-17	27-Sep-17	NYMEX Henry Hub	Fixed Swap	-930,000	MMBtu	3.08	BP
61614812	13-Sep-16	4-Oct-17	27-Sep-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.11	BP
61614825	13-Sep-16	4-Oct-17	27-Sep-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.105	Morgan Stanley
61614849	16-Sep-16	4-Oct-17	27-Sep-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.1	Morgan Stanley
61614864	16-Sep-16	4-Oct-17	27-Sep-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.11	BP
61614876	19-Sep-16	4-Oct-17	27-Sep-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.125	BP
61614900	19-Sep-16	4-Oct-17	27-Sep-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.12	Morgan Stanley
61614917	20-Sep-16	4-Oct-17	27-Sep-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.157	Macquarie
62257248	11-Oct-16	4-Oct-17	27-Sep-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.3	BP
62257260	12-Oct-16	4-Oct-17	27-Sep-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.3	JPMorgan
62257272	13-Oct-16	4-Oct-17	27-Sep-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.36	JPMorgan
62257286	14-Oct-16	4-Oct-17	27-Sep-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.3875	BP
62915550	28-Nov-16	4-Oct-17	27-Sep-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.29	Nextera
62915573	29-Nov-16	4-Oct-17	27-Sep-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.3	JPMorgan
63416681	5-Dec-16	4-Oct-17	27-Sep-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.44	JPMorgan
63417417	8-Dec-16	4-Oct-17	27-Sep-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.08	Nextera

61614230	6-Sep-16	3-Nov-17	27-Oct-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.005	Morgan Stanley
61614242	7-Sep-16	3-Nov-17	27-Oct-17	NYMEX Henry Hub	Fixed Swap	-900,000	MMBtu	3.03	BP
61614448	8-Sep-16	3-Nov-17	27-Oct-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.02	Macquarie
61614496	8-Sep-16	3-Nov-17	27-Oct-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.03	Morgan Stanley
61614515	8-Sep-16	3-Nov-17	27-Oct-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.0675	BP
61614771	12-Sep-16	3-Nov-17	27-Oct-17	NYMEX Henry Hub	Fixed Swap	-900,000	MMBtu	3.08	BP
61614813	13-Sep-16	3-Nov-17	27-Oct-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.11	BP
61614826	13-Sep-16	3-Nov-17	27-Oct-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.105	Morgan Stanley
61614853	16-Sep-16	3-Nov-17	27-Oct-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.1	Morgan Stanley
61614865	16-Sep-16	3-Nov-17	27-Oct-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.11	BP
61614877	19-Sep-16	3-Nov-17	27-Oct-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.125	BP
61614901	19-Sep-16	3-Nov-17	27-Oct-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.12	Morgan Stanley
61614918	20-Sep-16	3-Nov-17	27-Oct-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.157	Macquarie
62257249	11-Oct-16	3-Nov-17	27-Oct-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.3	BP
62257261	12-Oct-16	3-Nov-17	27-Oct-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.3	JPMorgan
62257273	13-Oct-16	3-Nov-17	27-Oct-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.36	JPMorgan
62257287	14-Oct-16	3-Nov-17	27-Oct-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.3875	BP
62915551	28-Nov-16	3-Nov-17	27-Oct-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.29	Nextera
62915576	29-Nov-16	3-Nov-17	27-Oct-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.3	JPMorgan
63416683	5-Dec-16	3-Nov-17	27-Oct-17	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.44	JPMorgan
63417418	8-Dec-16	3-Nov-17	27-Oct-17	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.08	Nextera
61614231	6-Sep-16	5-Dec-17	28-Nov-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.005	Morgan Stanley
61614243	7-Sep-16	5-Dec-17	28-Nov-17	NYMEX Henry Hub	Fixed Swap	-930,000	MMBtu	3.03	BP
61614449	8-Sep-16	5-Dec-17	28-Nov-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.02	Macquarie
61614497	8-Sep-16	5-Dec-17	28-Nov-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Morgan Stanley
61614516	8-Sep-16	5-Dec-17	28-Nov-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.0675	BP
61614776	12-Sep-16	5-Dec-17	28-Nov-17	NYMEX Henry Hub	Fixed Swap	-930,000	MMBtu	3.08	BP
61614814	13-Sep-16	5-Dec-17	28-Nov-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.11	BP
61614827	13-Sep-16	5-Dec-17	28-Nov-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.105	Morgan Stanley
61614854	16-Sep-16	5-Dec-17	28-Nov-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.1	Morgan Stanley
61614866	16-Sep-16	5-Dec-17	28-Nov-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.11	BP
61614878	19-Sep-16	5-Dec-17	28-Nov-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.125	BP
61614903	19-Sep-16	5-Dec-17	28-Nov-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.12	Morgan Stanley
61614919	20-Sep-16	5-Dec-17	28-Nov-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.157	Macquarie
62257250	11-Oct-16	5-Dec-17	28-Nov-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.3	BP
62257262	12-Oct-16	5-Dec-17	28-Nov-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.3	JPMorgan
62257274	13-Oct-16	5-Dec-17	28-Nov-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.36	JPMorgan
62257288	14-Oct-16	5-Dec-17	28-Nov-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.3875	BP

62915552	28-Nov-16	5-Dec-17	28-Nov-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.29	Nextera
62915579	29-Nov-16	5-Dec-17	28-Nov-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.3	JPMorgan
63416684	5-Dec-16	5-Dec-17	28-Nov-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.44	JPMorgan
63417419	8-Dec-16	5-Dec-17	28-Nov-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.08	Nextera
62257293	28-Oct-16	4-Jan-18	27-Dec-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3	Cargill
62257305	31-Oct-16	4-Jan-18	27-Dec-17	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.0125	Cargill
62915586	28-Nov-16	4-Jan-18	27-Dec-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Nextera
62915603	28-Nov-16	4-Jan-18	27-Dec-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Nextera
62915621	29-Nov-16	4-Jan-18	27-Dec-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.01	Cargill
62915641	29-Nov-16	4-Jan-18	27-Dec-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.02	Nextera
63416687	5-Dec-16	4-Jan-18	27-Dec-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Cargill
63416729	5-Dec-16	4-Jan-18	27-Dec-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.04	Nextera
63417420	8-Dec-16	4-Jan-18	27-Dec-17	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.08	Nextera
62257294	28-Oct-16	5-Feb-18	29-Jan-18	NYMEX Henry Hub	Fixed Swap	-560,000	MMBtu	3	Cargill
62257306	31-Oct-16	5-Feb-18	29-Jan-18	NYMEX Henry Hub	Fixed Swap	-560,000	MMBtu	3.0125	Cargill
62915587	28-Nov-16	5-Feb-18	29-Jan-18	NYMEX Henry Hub	Fixed Swap	-280,000	MMBtu	3.03	Nextera
62915608	28-Nov-16	5-Feb-18	29-Jan-18	NYMEX Henry Hub	Fixed Swap	-280,000	MMBtu	3.03	Nextera
62915628	29-Nov-16	5-Feb-18	29-Jan-18	NYMEX Henry Hub	Fixed Swap	-280,000	MMBtu	3.01	Cargill
62915644	29-Nov-16	5-Feb-18	29-Jan-18	NYMEX Henry Hub	Fixed Swap	-280,000	MMBtu	3.02	Nextera
63416688	5-Dec-16	5-Feb-18	29-Jan-18	NYMEX Henry Hub	Fixed Swap	-280,000	MMBtu	3.03	Cargill
63416730	5-Dec-16	5-Feb-18	29-Jan-18	NYMEX Henry Hub	Fixed Swap	-280,000	MMBtu	3.04	Nextera
63417421	8-Dec-16	5-Feb-18	29-Jan-18	NYMEX Henry Hub	Fixed Swap	-280,000	MMBtu	3.08	Nextera
62257295	28-Oct-16	5-Mar-18	26-Feb-18	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3	Cargill
62257307	31-Oct-16	5-Mar-18	26-Feb-18	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.0125	Cargill
62915588	28-Nov-16	5-Mar-18	26-Feb-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Nextera
62915609	28-Nov-16	5-Mar-18	26-Feb-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Nextera
62915629	29-Nov-16	5-Mar-18	26-Feb-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.01	Cargill
62915645	29-Nov-16	5-Mar-18	26-Feb-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.02	Nextera
63416689	5-Dec-16	5-Mar-18	26-Feb-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Cargill
63416731	5-Dec-16	5-Mar-18	26-Feb-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.04	Nextera
63417422	8-Dec-16	5-Mar-18	26-Feb-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.08	Nextera
62257296	28-Oct-16	3-Apr-18	27-Mar-18	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3	Cargill
62257308	31-Oct-16	3-Apr-18	27-Mar-18	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.0125	Cargill
62915589	28-Nov-16	3-Apr-18	27-Mar-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.03	Nextera
62915610	28-Nov-16	3-Apr-18	27-Mar-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.03	Nextera
62915630	29-Nov-16	3-Apr-18	27-Mar-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.01	Cargill
62915646	29-Nov-16	3-Apr-18	27-Mar-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.02	Nextera
63416690	5-Dec-16	3-Apr-18	27-Mar-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.03	Cargill

63416732	5-Dec-16	3-Apr-18	27-Mar-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.04	Nextera
63417423	8-Dec-16	3-Apr-18	27-Mar-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.08	Nextera
62257297	28-Oct-16	3-May-18	26-Apr-18	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3	Cargill
62257309	31-Oct-16	3-May-18	26-Apr-18	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.0125	Cargill
62915590	28-Nov-16	3-May-18	26-Apr-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Nextera
62915611	28-Nov-16	3-May-18	26-Apr-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Nextera
62915631	29-Nov-16	3-May-18	26-Apr-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.01	Cargill
62915647	29-Nov-16	3-May-18	26-Apr-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.02	Nextera
63416691	5-Dec-16	3-May-18	26-Apr-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Cargill
63416733	5-Dec-16	3-May-18	26-Apr-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.04	Nextera
63417424	8-Dec-16	3-May-18	26-Apr-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.08	Nextera
62257298	28-Oct-16	5-Jun-18	29-May-18	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3	Cargill
62257310	31-Oct-16	5-Jun-18	29-May-18	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.0125	Cargill
62915591	28-Nov-16	5-Jun-18	29-May-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.03	Nextera
62915612	28-Nov-16	5-Jun-18	29-May-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.03	Nextera
62915632	29-Nov-16	5-Jun-18	29-May-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.01	Cargill
62915648	29-Nov-16	5-Jun-18	29-May-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.02	Nextera
63416692	5-Dec-16	5-Jun-18	29-May-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.03	Cargill
63416734	5-Dec-16	5-Jun-18	29-May-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.04	Nextera
63417425	8-Dec-16	5-Jun-18	29-May-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.08	Nextera
62257299	28-Oct-16	5-Jul-18	27-Jun-18	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3	Cargill
62257311	31-Oct-16	5-Jul-18	27-Jun-18	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.0125	Cargill
62915593	28-Nov-16	5-Jul-18	27-Jun-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Nextera
62915613	28-Nov-16	5-Jul-18	27-Jun-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Nextera
62915633	29-Nov-16	5-Jul-18	27-Jun-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.01	Cargill
62915649	29-Nov-16	5-Jul-18	27-Jun-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.02	Nextera
63416693	5-Dec-16	5-Jul-18	27-Jun-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Cargill
63416735	5-Dec-16	5-Jul-18	27-Jun-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.04	Nextera
63417426	8-Dec-16	5-Jul-18	27-Jun-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.08	Nextera
62257300	28-Oct-16	3-Aug-18	27-Jul-18	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3	Cargill
62257312	31-Oct-16	3-Aug-18	27-Jul-18	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.0125	Cargill
62915596	28-Nov-16	3-Aug-18	27-Jul-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Nextera
62915614	28-Nov-16	3-Aug-18	27-Jul-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Nextera
62915634	29-Nov-16	3-Aug-18	27-Jul-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.01	Cargill
62915650	29-Nov-16	3-Aug-18	27-Jul-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.02	Nextera
63416694	5-Dec-16	3-Aug-18	27-Jul-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Cargill
63416736	5-Dec-16	3-Aug-18	27-Jul-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.04	Nextera
63417427	8-Dec-16	3-Aug-18	27-Jul-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.08	Nextera

62257301	28-Oct-16	6-Sep-18	29-Aug-18	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3	Cargill
62257313	31-Oct-16	6-Sep-18	29-Aug-18	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.0125	Cargill
62915597	28-Nov-16	6-Sep-18	29-Aug-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.03	Nextera
62915615	28-Nov-16	6-Sep-18	29-Aug-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.03	Nextera
62915635	29-Nov-16	6-Sep-18	29-Aug-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.01	Cargill
62915651	29-Nov-16	6-Sep-18	29-Aug-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.02	Nextera
63416695	5-Dec-16	6-Sep-18	29-Aug-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.03	Cargill
63416737	5-Dec-16	6-Sep-18	29-Aug-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.04	Nextera
63417428	8-Dec-16	6-Sep-18	29-Aug-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.08	Nextera
62257302	28-Oct-16	3-Oct-18	26-Sep-18	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3	Cargill
62257314	31-Oct-16	3-Oct-18	26-Sep-18	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.0125	Cargill
62915599	28-Nov-16	3-Oct-18	26-Sep-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Nextera
62915616	28-Nov-16	3-Oct-18	26-Sep-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Nextera
62915636	29-Nov-16	3-Oct-18	26-Sep-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.01	Cargill
62915652	29-Nov-16	3-Oct-18	26-Sep-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.02	Nextera
63416696	5-Dec-16	3-Oct-18	26-Sep-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Cargill
63416738	5-Dec-16	3-Oct-18	26-Sep-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.04	Nextera
63417429	8-Dec-16	3-Oct-18	26-Sep-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.08	Nextera
62257303	28-Oct-16	5-Nov-18	29-Oct-18	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3	Cargill
62257315	31-Oct-16	5-Nov-18	29-Oct-18	NYMEX Henry Hub	Fixed Swap	-600,000	MMBtu	3.0125	Cargill
62915601	28-Nov-16	5-Nov-18	29-Oct-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.03	Nextera
62915618	28-Nov-16	5-Nov-18	29-Oct-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.03	Nextera
62915637	29-Nov-16	5-Nov-18	29-Oct-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.01	Cargill
62915653	29-Nov-16	5-Nov-18	29-Oct-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.02	Nextera
63416697	5-Dec-16	5-Nov-18	29-Oct-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.03	Cargill
63416739	5-Dec-16	5-Nov-18	29-Oct-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.04	Nextera
63417430	8-Dec-16	5-Nov-18	29-Oct-18	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.08	Nextera
62257304	28-Oct-16	5-Dec-18	28-Nov-18	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3	Cargill
62257316	31-Oct-16	5-Dec-18	28-Nov-18	NYMEX Henry Hub	Fixed Swap	-620,000	MMBtu	3.0125	Cargill
62915602	28-Nov-16	5-Dec-18	28-Nov-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Nextera
62915620	28-Nov-16	5-Dec-18	28-Nov-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Nextera
62915638	29-Nov-16	5-Dec-18	28-Nov-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.01	Cargill
62915654	29-Nov-16	5-Dec-18	28-Nov-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.02	Nextera
63416698	5-Dec-16	5-Dec-18	28-Nov-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.03	Cargill
63416740	5-Dec-16	5-Dec-18	28-Nov-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.04	Nextera
63417431	8-Dec-16	5-Dec-18	28-Nov-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.08	Nextera
63417432	8-Dec-16	4-Jan-19	27-Dec-18	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.08	Nextera
63417433	8-Dec-16	5-Feb-19	29-Jan-19	NYMEX Henry Hub	Fixed Swap	-280,000	MMBtu	3.08	Nextera

63417434	8-Dec-16	5-Mar-19	26-Feb-19	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.08	Nextera
63417435	8-Dec-16	3-Apr-19	27-Mar-19	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.08	Nextera
63417436	8-Dec-16	3-May-19	26-Apr-19	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.08	Nextera
63417437	8-Dec-16	5-Jun-19	29-May-19	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.08	Nextera
63417438	8-Dec-16	3-Jul-19	26-Jun-19	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.08	Nextera
63417439	8-Dec-16	5-Aug-19	29-Jul-19	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.08	Nextera
63417440	8-Dec-16	5-Sep-19	28-Aug-19	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.08	Nextera
63417441	8-Dec-16	3-Oct-19	26-Sep-19	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.08	Nextera
63417442	8-Dec-16	5-Nov-19	29-Oct-19	NYMEX Henry Hub	Fixed Swap	-300,000	MMBtu	3.08	Nextera
63417443	8-Dec-16	4-Dec-19	26-Nov-19	NYMEX Henry Hub	Fixed Swap	-310,000	MMBtu	3.08	Nextera

Linn Energy

Fixed Swaps—Crude Oil

As of February 28, 2017

trade id	trade date	payment date	last fixing date	underlying	trade type	position	units	price	counterparty
61712003	30-Sep-16	7-Apr-17	31-Mar-17	NYMEX WTI	Fixed Swap	-31,000	bbl	51.05	JPMorgan
61712020	30-Sep-16	7-Apr-17	31-Mar-17	NYMEX WTI	Fixed Swap	-31,000	bbl	50.9	Macquarie
62257398	4-Oct-16	7-Apr-17	31-Mar-17	NYMEX WTI	Fixed Swap	-31,000	bbl	52.05	Morgan Stanley
62257424	5-Oct-16	7-Apr-17	31-Mar-17	NYMEX WTI	Fixed Swap	-31,000	bbl	52.8	Macquarie
62257459	26-Oct-16	7-Apr-17	31-Mar-17	NYMEX WTI	Fixed Swap	-77,500	bbl	51.8	Macquarie
62915661	22-Nov-16	7-Apr-17	31-Mar-17	NYMEX WTI	Fixed Swap	-31,000	bbl	51.1	Macquarie
62915676	23-Nov-16	7-Apr-17	31-Mar-17	NYMEX WTI	Fixed Swap	-31,000	bbl	51	BP
62915688	30-Nov-16	7-Apr-17	31-Mar-17	NYMEX WTI	Fixed Swap	-46,500	bbl	52	BP
63417484	5-Dec-16	7-Apr-17	31-Mar-17	NYMEX WTI	Fixed Swap	-31,000	bbl	54.44	JPMorgan
63417505	5-Dec-16	7-Apr-17	31-Mar-17	NYMEX WTI	Fixed Swap	-31,000	bbl	54.7	BP
61712004	30-Sep-16	5-May-17	28-Apr-17	NYMEX WTI	Fixed Swap	-30,000	bbl	51.05	JPMorgan
61712021	30-Sep-16	5-May-17	28-Apr-17	NYMEX WTI	Fixed Swap	-30,000	bbl	50.9	Macquarie
62257399	4-Oct-16	5-May-17	28-Apr-17	NYMEX WTI	Fixed Swap	-30,000	bbl	52.05	Morgan Stanley
62257425	5-Oct-16	5-May-17	28-Apr-17	NYMEX WTI	Fixed Swap	-30,000	bbl	52.8	Macquarie
62257460	26-Oct-16	5-May-17	28-Apr-17	NYMEX WTI	Fixed Swap	-75,000	bbl	51.8	Macquarie
62915662	22-Nov-16	5-May-17	28-Apr-17	NYMEX WTI	Fixed Swap	-30,000	bbl	51.1	Macquarie
62915677	23-Nov-16	5-May-17	28-Apr-17	NYMEX WTI	Fixed Swap	-30,000	bbl	51	BP
62915689	30-Nov-16	5-May-17	28-Apr-17	NYMEX WTI	Fixed Swap	-45,000	bbl	52	BP
63417485	5-Dec-16	5-May-17	28-Apr-17	NYMEX WTI	Fixed Swap	-30,000	bbl	54.44	JPMorgan
63417506	5-Dec-16	5-May-17	28-Apr-17	NYMEX WTI	Fixed Swap	-30,000	bbl	54.7	BP
61712005	30-Sep-16	7-Jun-17	31-May-17	NYMEX WTI	Fixed Swap	-31,000	bbl	51.05	JPMorgan
61712022	30-Sep-16	7-Jun-17	31-May-17	NYMEX WTI	Fixed Swap	-31,000	bbl	50.9	Macquarie
62257402	4-Oct-16	7-Jun-17	31-May-17	NYMEX WTI	Fixed Swap	-31,000	bbl	52.05	Morgan Stanley
62257426	5-Oct-16	7-Jun-17	31-May-17	NYMEX WTI	Fixed Swap	-31,000	bbl	52.8	Macquarie
62257461	26-Oct-16	7-Jun-17	31-May-17	NYMEX WTI	Fixed Swap	-77,500	bbl	51.8	Macquarie
62915663	22-Nov-16	7-Jun-17	31-May-17	NYMEX WTI	Fixed Swap	-31,000	bbl	51.1	Macquarie
62915678	23-Nov-16	7-Jun-17	31-May-17	NYMEX WTI	Fixed Swap	-31,000	bbl	51	BP
62915690	30-Nov-16	7-Jun-17	31-May-17	NYMEX WTI	Fixed Swap	-46,500	bbl	52	BP
63417486	5-Dec-16	7-Jun-17	31-May-17	NYMEX WTI	Fixed Swap	-31,000	bbl	54.44	JPMorgan
63417507	5-Dec-16	7-Jun-17	31-May-17	NYMEX WTI	Fixed Swap	-31,000	bbl	54.7	BP
61712006	30-Sep-16	10-Jul-17	30-Jun-17	NYMEX WTI	Fixed Swap	-30,000	bbl	51.05	JPMorgan
61712023	30-Sep-16	10-Jul-17	30-Jun-17	NYMEX WTI	Fixed Swap	-30,000	bbl	50.9	Macquarie
62257403	4-Oct-16	10-Jul-17	30-Jun-17	NYMEX WTI	Fixed Swap	-30,000	bbl	52.05	Morgan Stanley

62257427	5-Oct-16	10-Jul-17	30-Jun-17	NYMEX WTI	Fixed Swap	-30,000	bbl	52.8	Macquarie
62257462	26-Oct-16	10-Jul-17	30-Jun-17	NYMEX WTI	Fixed Swap	-75,000	bbl	51.8	Macquarie
62915664	22-Nov-16	10-Jul-17	30-Jun-17	NYMEX WTI	Fixed Swap	-30,000	bbl	51.1	Macquarie
62915679	23-Nov-16	10-Jul-17	30-Jun-17	NYMEX WTI	Fixed Swap	-30,000	bbl	51	BP
62915691	30-Nov-16	10-Jul-17	30-Jun-17	NYMEX WTI	Fixed Swap	-45,000	bbl	52	BP
63417487	5-Dec-16	10-Jul-17	30-Jun-17	NYMEX WTI	Fixed Swap	-30,000	bbl	54.44	JPMorgan
63417508	5-Dec-16	10-Jul-17	30-Jun-17	NYMEX WTI	Fixed Swap	-30,000	bbl	54.7	BP
61712007	30-Sep-16	7-Aug-17	31-Jul-17	NYMEX WTI	Fixed Swap	-31,000	bbl	51.05	JPMorgan
61712024	30-Sep-16	7-Aug-17	31-Jul-17	NYMEX WTI	Fixed Swap	-31,000	bbl	50.9	Macquarie
62257404	4-Oct-16	7-Aug-17	31-Jul-17	NYMEX WTI	Fixed Swap	-31,000	bbl	52.05	Morgan Stanley
62257428	5-Oct-16	7-Aug-17	31-Jul-17	NYMEX WTI	Fixed Swap	-31,000	bbl	52.8	Macquarie
62257463	26-Oct-16	7-Aug-17	31-Jul-17	NYMEX WTI	Fixed Swap	-77,500	bbl	51.8	Macquarie
62915665	22-Nov-16	7-Aug-17	31-Jul-17	NYMEX WTI	Fixed Swap	-31,000	bbl	51.1	Macquarie
62915680	23-Nov-16	7-Aug-17	31-Jul-17	NYMEX WTI	Fixed Swap	-31,000	bbl	51	BP
62915692	30-Nov-16	7-Aug-17	31-Jul-17	NYMEX WTI	Fixed Swap	-46,500	bbl	52	BP
63417488	5-Dec-16	7-Aug-17	31-Jul-17	NYMEX WTI	Fixed Swap	-31,000	bbl	54.44	JPMorgan
63417509	5-Dec-16	7-Aug-17	31-Jul-17	NYMEX WTI	Fixed Swap	-31,000	bbl	54.7	BP
61712008	30-Sep-16	8-Sep-17	31-Aug-17	NYMEX WTI	Fixed Swap	-31,000	bbl	51.05	JPMorgan
61712025	30-Sep-16	8-Sep-17	31-Aug-17	NYMEX WTI	Fixed Swap	-31,000	bbl	50.9	Macquarie
62257405	4-Oct-16	8-Sep-17	31-Aug-17	NYMEX WTI	Fixed Swap	-31,000	bbl	52.05	Morgan Stanley
62257429	5-Oct-16	8-Sep-17	31-Aug-17	NYMEX WTI	Fixed Swap	-31,000	bbl	52.8	Macquarie
62257464	26-Oct-16	8-Sep-17	31-Aug-17	NYMEX WTI	Fixed Swap	-77,500	bbl	51.8	Macquarie
62915666	22-Nov-16	8-Sep-17	31-Aug-17	NYMEX WTI	Fixed Swap	-31,000	bbl	51.1	Macquarie
62915681	23-Nov-16	8-Sep-17	31-Aug-17	NYMEX WTI	Fixed Swap	-31,000	bbl	51	BP
62915693	30-Nov-16	8-Sep-17	31-Aug-17	NYMEX WTI	Fixed Swap	-46,500	bbl	52	BP
63417489	5-Dec-16	8-Sep-17	31-Aug-17	NYMEX WTI	Fixed Swap	-31,000	bbl	54.44	JPMorgan
63417510	5-Dec-16	8-Sep-17	31-Aug-17	NYMEX WTI	Fixed Swap	-31,000	bbl	54.7	BP
61712009	30-Sep-16	6-Oct-17	29-Sep-17	NYMEX WTI	Fixed Swap	-30,000	bbl	51.05	JPMorgan
61712026	30-Sep-16	6-Oct-17	29-Sep-17	NYMEX WTI	Fixed Swap	-30,000	bbl	50.9	Macquarie
62257406	4-Oct-16	6-Oct-17	29-Sep-17	NYMEX WTI	Fixed Swap	-30,000	bbl	52.05	Morgan Stanley
62257430	5-Oct-16	6-Oct-17	29-Sep-17	NYMEX WTI	Fixed Swap	-30,000	bbl	52.8	Macquarie
62257467	26-Oct-16	6-Oct-17	29-Sep-17	NYMEX WTI	Fixed Swap	-75,000	bbl	51.8	Macquarie
62915667	22-Nov-16	6-Oct-17	29-Sep-17	NYMEX WTI	Fixed Swap	-30,000	bbl	51.1	Macquarie
62915682	23-Nov-16	6-Oct-17	29-Sep-17	NYMEX WTI	Fixed Swap	-30,000	bbl	51	BP
62915694	30-Nov-16	6-Oct-17	29-Sep-17	NYMEX WTI	Fixed Swap	-45,000	bbl	52	BP
63417491	5-Dec-16	6-Oct-17	29-Sep-17	NYMEX WTI	Fixed Swap	-30,000	bbl	54.44	JPMorgan
63417511	5-Dec-16	6-Oct-17	29-Sep-17	NYMEX WTI	Fixed Swap	-30,000	bbl	54.7	BP
61712010	30-Sep-16	7-Nov-17	31-Oct-17	NYMEX WTI	Fixed Swap	-31,000	bbl	51.05	JPMorgan

61712027	30-Sep-16	7-Nov-17	31-Oct-17	NYMEX WTI	Fixed Swap	-31,000	bbl	50.9	Macquarie
62257407	4-Oct-16	7-Nov-17	31-Oct-17	NYMEX WTI	Fixed Swap	-31,000	bbl	52.05	Morgan Stanley
62257433	5-Oct-16	7-Nov-17	31-Oct-17	NYMEX WTI	Fixed Swap	-31,000	bbl	52.8	Macquarie
62257468	26-Oct-16	7-Nov-17	31-Oct-17	NYMEX WTI	Fixed Swap	-77,500	bbl	51.8	Macquarie
62915668	22-Nov-16	7-Nov-17	31-Oct-17	NYMEX WTI	Fixed Swap	-31,000	bbl	51.1	Macquarie
62915683	23-Nov-16	7-Nov-17	31-Oct-17	NYMEX WTI	Fixed Swap	-31,000	bbl	51	BP
62915695	30-Nov-16	7-Nov-17	31-Oct-17	NYMEX WTI	Fixed Swap	-46,500	bbl	52	BP
63417492	5-Dec-16	7-Nov-17	31-Oct-17	NYMEX WTI	Fixed Swap	-31,000	bbl	54.44	JPMorgan
63417512	5-Dec-16	7-Nov-17	31-Oct-17	NYMEX WTI	Fixed Swap	-31,000	bbl	54.7	BP
61712011	30-Sep-16	7-Dec-17	30-Nov-17	NYMEX WTI	Fixed Swap	-30,000	bbl	51.05	JPMorgan
61712028	30-Sep-16	7-Dec-17	30-Nov-17	NYMEX WTI	Fixed Swap	-30,000	bbl	50.9	Macquarie
62257410	4-Oct-16	7-Dec-17	30-Nov-17	NYMEX WTI	Fixed Swap	-30,000	bbl	52.05	Morgan Stanley
62257434	5-Oct-16	7-Dec-17	30-Nov-17	NYMEX WTI	Fixed Swap	-30,000	bbl	52.8	Macquarie
62257469	26-Oct-16	7-Dec-17	30-Nov-17	NYMEX WTI	Fixed Swap	-75,000	bbl	51.8	Macquarie
62915669	22-Nov-16	7-Dec-17	30-Nov-17	NYMEX WTI	Fixed Swap	-30,000	bbl	51.1	Macquarie
62915684	23-Nov-16	7-Dec-17	30-Nov-17	NYMEX WTI	Fixed Swap	-30,000	bbl	51	BP
62915696	30-Nov-16	7-Dec-17	30-Nov-17	NYMEX WTI	Fixed Swap	-45,000	bbl	52	BP
63417493	5-Dec-16	7-Dec-17	30-Nov-17	NYMEX WTI	Fixed Swap	-30,000	bbl	54.44	JPMorgan
63417513	5-Dec-16	7-Dec-17	30-Nov-17	NYMEX WTI	Fixed Swap	-30,000	bbl	54.7	BP
61712014	30-Sep-16	8-Jan-18	29-Dec-17	NYMEX WTI	Fixed Swap	-31,000	bbl	51.05	JPMorgan
61712029	30-Sep-16	8-Jan-18	29-Dec-17	NYMEX WTI	Fixed Swap	-31,000	bbl	50.9	Macquarie
62257411	4-Oct-16	8-Jan-18	29-Dec-17	NYMEX WTI	Fixed Swap	-31,000	bbl	52.05	Morgan Stanley
62257435	5-Oct-16	8-Jan-18	29-Dec-17	NYMEX WTI	Fixed Swap	-31,000	bbl	52.8	Macquarie
62257470	26-Oct-16	8-Jan-18	29-Dec-17	NYMEX WTI	Fixed Swap	-77,500	bbl	51.8	Macquarie
62915670	22-Nov-16	8-Jan-18	29-Dec-17	NYMEX WTI	Fixed Swap	-31,000	bbl	51.1	Macquarie
62915685	23-Nov-16	8-Jan-18	29-Dec-17	NYMEX WTI	Fixed Swap	-31,000	bbl	51	BP
62915697	30-Nov-16	8-Jan-18	29-Dec-17	NYMEX WTI	Fixed Swap	-46,500	bbl	52	BP
63417494	5-Dec-16	8-Jan-18	29-Dec-17	NYMEX WTI	Fixed Swap	-31,000	bbl	54.44	JPMorgan
63417514	5-Dec-16	8-Jan-18	29-Dec-17	NYMEX WTI	Fixed Swap	-31,000	bbl	54.7	BP

Linn Energy

Collars—Crude Oil

As of February 28, 2017

trade id	trade date	payment date	last fixing date	underlying	trade type	position	units	price	counterparty
62916211	30-Nov-16	7-Feb-18	31-Jan-18	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916312	30-Nov-16	7-Feb-18	31-Jan-18	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916410	30-Nov-16	7-Feb-18	31-Jan-18	NYMEX WTI	Asian Cap	-62,000	bbl	55	Macquarie
63417614	5-Dec-16	7-Feb-18	31-Jan-18	NYMEX WTI	Asian Cap	-31,000	bbl	57.5	Nextera
62916005	30-Nov-16	7-Feb-18	31-Jan-18	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916264	30-Nov-16	7-Feb-18	31-Jan-18	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916362	30-Nov-16	7-Feb-18	31-Jan-18	NYMEX WTI	Asian Floor	62,000	bbl	50	Macquarie
63417560	5-Dec-16	7-Feb-18	31-Jan-18	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916213	30-Nov-16	7-Mar-18	28-Feb-18	NYMEX WTI	Asian Cap	-28,000	bbl	55	Nextera
62916314	30-Nov-16	7-Mar-18	28-Feb-18	NYMEX WTI	Asian Cap	-28,000	bbl	55	Nextera
62916412	30-Nov-16	7-Mar-18	28-Feb-18	NYMEX WTI	Asian Cap	-56,000	bbl	55	Macquarie
63417617	5-Dec-16	7-Mar-18	28-Feb-18	NYMEX WTI	Asian Cap	-28,000	bbl	57.5	Nextera
62916155	30-Nov-16	7-Mar-18	28-Feb-18	NYMEX WTI	Asian Floor	28,000	bbl	50	Nextera
62916266	30-Nov-16	7-Mar-18	28-Feb-18	NYMEX WTI	Asian Floor	28,000	bbl	50	Nextera
62916364	30-Nov-16	7-Mar-18	28-Feb-18	NYMEX WTI	Asian Floor	56,000	bbl	50	Macquarie
63417564	5-Dec-16	7-Mar-18	28-Feb-18	NYMEX WTI	Asian Floor	28,000	bbl	50	Nextera
62916216	30-Nov-16	5-Apr-18	29-Mar-18	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916316	30-Nov-16	5-Apr-18	29-Mar-18	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916414	30-Nov-16	5-Apr-18	29-Mar-18	NYMEX WTI	Asian Cap	-62,000	bbl	55	Macquarie
63417619	5-Dec-16	5-Apr-18	29-Mar-18	NYMEX WTI	Asian Cap	-31,000	bbl	57.5	Nextera
62916157	30-Nov-16	5-Apr-18	29-Mar-18	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916268	30-Nov-16	5-Apr-18	29-Mar-18	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916366	30-Nov-16	5-Apr-18	29-Mar-18	NYMEX WTI	Asian Floor	62,000	bbl	50	Macquarie
63417566	5-Dec-16	5-Apr-18	29-Mar-18	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916218	30-Nov-16	7-May-18	30-Apr-18	NYMEX WTI	Asian Cap	-30,000	bbl	55	Nextera
62916318	30-Nov-16	7-May-18	30-Apr-18	NYMEX WTI	Asian Cap	-30,000	bbl	55	Nextera
62916416	30-Nov-16	7-May-18	30-Apr-18	NYMEX WTI	Asian Cap	-60,000	bbl	55	Macquarie
63417621	5-Dec-16	7-May-18	30-Apr-18	NYMEX WTI	Asian Cap	-30,000	bbl	57.5	Nextera
62916159	30-Nov-16	7-May-18	30-Apr-18	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916270	30-Nov-16	7-May-18	30-Apr-18	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916368	30-Nov-16	7-May-18	30-Apr-18	NYMEX WTI	Asian Floor	60,000	bbl	50	Macquarie
63417568	5-Dec-16	7-May-18	30-Apr-18	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916220	30-Nov-16	7-Jun-18	31-May-18	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera

62916320	30-Nov-16	7-Jun-18	31-May-18	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916418	30-Nov-16	7-Jun-18	31-May-18	NYMEX WTI	Asian Cap	-62,000	bbl	55	Macquarie
63417623	5-Dec-16	7-Jun-18	31-May-18	NYMEX WTI	Asian Cap	-31,000	bbl	57.5	Nextera
62916161	30-Nov-16	7-Jun-18	31-May-18	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916272	30-Nov-16	7-Jun-18	31-May-18	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916370	30-Nov-16	7-Jun-18	31-May-18	NYMEX WTI	Asian Floor	62,000	bbl	50	Macquarie
63417570	5-Dec-16	7-Jun-18	31-May-18	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916222	30-Nov-16	9-Jul-18	29-Jun-18	NYMEX WTI	Asian Cap	-30,000	bbl	55	Nextera
62916322	30-Nov-16	9-Jul-18	29-Jun-18	NYMEX WTI	Asian Cap	-30,000	bbl	55	Nextera
62916420	30-Nov-16	9-Jul-18	29-Jun-18	NYMEX WTI	Asian Cap	-60,000	bbl	55	Macquarie
63417625	5-Dec-16	9-Jul-18	29-Jun-18	NYMEX WTI	Asian Cap	-30,000	bbl	57.5	Nextera
62916163	30-Nov-16	9-Jul-18	29-Jun-18	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916274	30-Nov-16	9-Jul-18	29-Jun-18	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916372	30-Nov-16	9-Jul-18	29-Jun-18	NYMEX WTI	Asian Floor	60,000	bbl	50	Macquarie
63417572	5-Dec-16	9-Jul-18	29-Jun-18	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916224	30-Nov-16	7-Aug-18	31-Jul-18	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916324	30-Nov-16	7-Aug-18	31-Jul-18	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916422	30-Nov-16	7-Aug-18	31-Jul-18	NYMEX WTI	Asian Cap	-62,000	bbl	55	Macquarie
63417627	5-Dec-16	7-Aug-18	31-Jul-18	NYMEX WTI	Asian Cap	-31,000	bbl	57.5	Nextera
62916165	30-Nov-16	7-Aug-18	31-Jul-18	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916276	30-Nov-16	7-Aug-18	31-Jul-18	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916374	30-Nov-16	7-Aug-18	31-Jul-18	NYMEX WTI	Asian Floor	62,000	bbl	50	Macquarie
63417574	5-Dec-16	7-Aug-18	31-Jul-18	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916226	30-Nov-16	10-Sep-18	31-Aug-18	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916326	30-Nov-16	10-Sep-18	31-Aug-18	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916424	30-Nov-16	10-Sep-18	31-Aug-18	NYMEX WTI	Asian Cap	-62,000	bbl	55	Macquarie
63417629	5-Dec-16	10-Sep-18	31-Aug-18	NYMEX WTI	Asian Cap	-31,000	bbl	57.5	Nextera
62916167	30-Nov-16	10-Sep-18	31-Aug-18	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916278	30-Nov-16	10-Sep-18	31-Aug-18	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916376	30-Nov-16	10-Sep-18	31-Aug-18	NYMEX WTI	Asian Floor	62,000	bbl	50	Macquarie
63417576	5-Dec-16	10-Sep-18	31-Aug-18	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916228	30-Nov-16	5-Oct-18	28-Sep-18	NYMEX WTI	Asian Cap	-30,000	bbl	55	Nextera
62916328	30-Nov-16	5-Oct-18	28-Sep-18	NYMEX WTI	Asian Cap	-30,000	bbl	55	Nextera
62916426	30-Nov-16	5-Oct-18	28-Sep-18	NYMEX WTI	Asian Cap	-60,000	bbl	55	Macquarie
63417631	5-Dec-16	5-Oct-18	28-Sep-18	NYMEX WTI	Asian Cap	-30,000	bbl	57.5	Nextera
62916169	30-Nov-16	5-Oct-18	28-Sep-18	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916280	30-Nov-16	5-Oct-18	28-Sep-18	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916378	30-Nov-16	5-Oct-18	28-Sep-18	NYMEX WTI	Asian Floor	60,000	bbl	50	Macquarie

63417578	5-Dec-16	5-Oct-18	28-Sep-18	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916230	30-Nov-16	7-Nov-18	31-Oct-18	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916330	30-Nov-16	7-Nov-18	31-Oct-18	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916428	30-Nov-16	7-Nov-18	31-Oct-18	NYMEX WTI	Asian Cap	-62,000	bbl	55	Macquarie
63417633	5-Dec-16	7-Nov-18	31-Oct-18	NYMEX WTI	Asian Cap	-31,000	bbl	57.5	Nextera
62916171	30-Nov-16	7-Nov-18	31-Oct-18	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916282	30-Nov-16	7-Nov-18	31-Oct-18	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916380	30-Nov-16	7-Nov-18	31-Oct-18	NYMEX WTI	Asian Floor	62,000	bbl	50	Macquarie
63417580	5-Dec-16	7-Nov-18	31-Oct-18	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916232	30-Nov-16	7-Dec-18	30-Nov-18	NYMEX WTI	Asian Cap	-30,000	bbl	55	Nextera
62916332	30-Nov-16	7-Dec-18	30-Nov-18	NYMEX WTI	Asian Cap	-30,000	bbl	55	Nextera
62916430	30-Nov-16	7-Dec-18	30-Nov-18	NYMEX WTI	Asian Cap	-60,000	bbl	55	Macquarie
63417635	5-Dec-16	7-Dec-18	30-Nov-18	NYMEX WTI	Asian Cap	-30,000	bbl	57.5	Nextera
62916173	30-Nov-16	7-Dec-18	30-Nov-18	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916284	30-Nov-16	7-Dec-18	30-Nov-18	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916382	30-Nov-16	7-Dec-18	30-Nov-18	NYMEX WTI	Asian Floor	60,000	bbl	50	Macquarie
63417582	5-Dec-16	7-Dec-18	30-Nov-18	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916234	30-Nov-16	8-Jan-19	31-Dec-18	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916334	30-Nov-16	8-Jan-19	31-Dec-18	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916432	30-Nov-16	8-Jan-19	31-Dec-18	NYMEX WTI	Asian Cap	-62,000	bbl	55	Macquarie
63417637	5-Dec-16	8-Jan-19	31-Dec-18	NYMEX WTI	Asian Cap	-31,000	bbl	57.5	Nextera
62916175	30-Nov-16	8-Jan-19	31-Dec-18	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916286	30-Nov-16	8-Jan-19	31-Dec-18	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916384	30-Nov-16	8-Jan-19	31-Dec-18	NYMEX WTI	Asian Floor	62,000	bbl	50	Macquarie
63417584	5-Dec-16	8-Jan-19	31-Dec-18	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916236	30-Nov-16	7-Feb-19	31-Jan-19	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916336	30-Nov-16	7-Feb-19	31-Jan-19	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916434	30-Nov-16	7-Feb-19	31-Jan-19	NYMEX WTI	Asian Cap	-62,000	bbl	55	Macquarie
63417639	5-Dec-16	7-Feb-19	31-Jan-19	NYMEX WTI	Asian Cap	-31,000	bbl	57.5	Nextera
62916177	30-Nov-16	7-Feb-19	31-Jan-19	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916288	30-Nov-16	7-Feb-19	31-Jan-19	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916386	30-Nov-16	7-Feb-19	31-Jan-19	NYMEX WTI	Asian Floor	62,000	bbl	50	Macquarie
63417586	5-Dec-16	7-Feb-19	31-Jan-19	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916238	30-Nov-16	7-Mar-19	28-Feb-19	NYMEX WTI	Asian Cap	-28,000	bbl	55	Nextera
62916338	30-Nov-16	7-Mar-19	28-Feb-19	NYMEX WTI	Asian Cap	-28,000	bbl	55	Nextera
62916436	30-Nov-16	7-Mar-19	28-Feb-19	NYMEX WTI	Asian Cap	-56,000	bbl	55	Macquarie
63417641	5-Dec-16	7-Mar-19	28-Feb-19	NYMEX WTI	Asian Cap	-28,000	bbl	57.5	Nextera
62916179	30-Nov-16	7-Mar-19	28-Feb-19	NYMEX WTI	Asian Floor	28,000	bbl	50	Nextera

62916290	30-Nov-16	7-Mar-19	28-Feb-19	NYMEX WTI	Asian Floor	28,000	bbl	50	Nextera
62916388	30-Nov-16	7-Mar-19	28-Feb-19	NYMEX WTI	Asian Floor	56,000	bbl	50	Macquarie
63417588	5-Dec-16	7-Mar-19	28-Feb-19	NYMEX WTI	Asian Floor	28,000	bbl	50	Nextera
62916240	30-Nov-16	5-Apr-19	29-Mar-19	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916341	30-Nov-16	5-Apr-19	29-Mar-19	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916438	30-Nov-16	5-Apr-19	29-Mar-19	NYMEX WTI	Asian Cap	-62,000	bbl	55	Macquarie
63417643	5-Dec-16	5-Apr-19	29-Mar-19	NYMEX WTI	Asian Cap	-31,000	bbl	57.5	Nextera
62916181	30-Nov-16	5-Apr-19	29-Mar-19	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916292	30-Nov-16	5-Apr-19	29-Mar-19	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916390	30-Nov-16	5-Apr-19	29-Mar-19	NYMEX WTI	Asian Floor	62,000	bbl	50	Macquarie
63417590	5-Dec-16	5-Apr-19	29-Mar-19	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916242	30-Nov-16	7-May-19	30-Apr-19	NYMEX WTI	Asian Cap	-30,000	bbl	55	Nextera
62916344	30-Nov-16	7-May-19	30-Apr-19	NYMEX WTI	Asian Cap	-30,000	bbl	55	Nextera
62916440	30-Nov-16	7-May-19	30-Apr-19	NYMEX WTI	Asian Cap	-60,000	bbl	55	Macquarie
63417645	5-Dec-16	7-May-19	30-Apr-19	NYMEX WTI	Asian Cap	-30,000	bbl	57.5	Nextera
62916183	30-Nov-16	7-May-19	30-Apr-19	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916294	30-Nov-16	7-May-19	30-Apr-19	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916392	30-Nov-16	7-May-19	30-Apr-19	NYMEX WTI	Asian Floor	60,000	bbl	50	Macquarie
63417592	5-Dec-16	7-May-19	30-Apr-19	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916244	30-Nov-16	7-Jun-19	31-May-19	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916346	30-Nov-16	7-Jun-19	31-May-19	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916442	30-Nov-16	7-Jun-19	31-May-19	NYMEX WTI	Asian Cap	-62,000	bbl	55	Macquarie
63417647	5-Dec-16	7-Jun-19	31-May-19	NYMEX WTI	Asian Cap	-31,000	bbl	57.5	Nextera
62916185	30-Nov-16	7-Jun-19	31-May-19	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916296	30-Nov-16	7-Jun-19	31-May-19	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916394	30-Nov-16	7-Jun-19	31-May-19	NYMEX WTI	Asian Floor	62,000	bbl	50	Macquarie
63417594	5-Dec-16	7-Jun-19	31-May-19	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916246	30-Nov-16	8-Jul-19	28-Jun-19	NYMEX WTI	Asian Cap	-30,000	bbl	55	Nextera
62916348	30-Nov-16	8-Jul-19	28-Jun-19	NYMEX WTI	Asian Cap	-30,000	bbl	55	Nextera
62916444	30-Nov-16	8-Jul-19	28-Jun-19	NYMEX WTI	Asian Cap	-60,000	bbl	55	Macquarie
63417649	5-Dec-16	8-Jul-19	28-Jun-19	NYMEX WTI	Asian Cap	-30,000	bbl	57.5	Nextera
62916187	30-Nov-16	8-Jul-19	28-Jun-19	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916298	30-Nov-16	8-Jul-19	28-Jun-19	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916396	30-Nov-16	8-Jul-19	28-Jun-19	NYMEX WTI	Asian Floor	60,000	bbl	50	Macquarie
63417596	5-Dec-16	8-Jul-19	28-Jun-19	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916248	30-Nov-16	7-Aug-19	31-Jul-19	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916350	30-Nov-16	7-Aug-19	31-Jul-19	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916446	30-Nov-16	7-Aug-19	31-Jul-19	NYMEX WTI	Asian Cap	-62,000	bbl	55	Macquarie

63417652	5-Dec-16	7-Aug-19	31-Jul-19	NYMEX WTI	Asian Cap	-31,000	bbl	57.5	Nextera
62916189	30-Nov-16	7-Aug-19	31-Jul-19	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916300	30-Nov-16	7-Aug-19	31-Jul-19	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916398	30-Nov-16	7-Aug-19	31-Jul-19	NYMEX WTI	Asian Floor	62,000	bbl	50	Macquarie
63417598	5-Dec-16	7-Aug-19	31-Jul-19	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916250	30-Nov-16	9-Sep-19	30-Aug-19	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916352	30-Nov-16	9-Sep-19	30-Aug-19	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916448	30-Nov-16	9-Sep-19	30-Aug-19	NYMEX WTI	Asian Cap	-62,000	bbl	55	Macquarie
63417654	5-Dec-16	9-Sep-19	30-Aug-19	NYMEX WTI	Asian Cap	-31,000	bbl	57.5	Nextera
62916192	30-Nov-16	9-Sep-19	30-Aug-19	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916302	30-Nov-16	9-Sep-19	30-Aug-19	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916400	30-Nov-16	9-Sep-19	30-Aug-19	NYMEX WTI	Asian Floor	62,000	bbl	50	Macquarie
63417600	5-Dec-16	9-Sep-19	30-Aug-19	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916252	30-Nov-16	7-Oct-19	30-Sep-19	NYMEX WTI	Asian Cap	-30,000	bbl	55	Nextera
62916354	30-Nov-16	7-Oct-19	30-Sep-19	NYMEX WTI	Asian Cap	-30,000	bbl	55	Nextera
62916450	30-Nov-16	7-Oct-19	30-Sep-19	NYMEX WTI	Asian Cap	-60,000	bbl	55	Macquarie
63417657	5-Dec-16	7-Oct-19	30-Sep-19	NYMEX WTI	Asian Cap	-30,000	bbl	57.5	Nextera
62916196	30-Nov-16	7-Oct-19	30-Sep-19	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916304	30-Nov-16	7-Oct-19	30-Sep-19	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916402	30-Nov-16	7-Oct-19	30-Sep-19	NYMEX WTI	Asian Floor	60,000	bbl	50	Macquarie
63417604	5-Dec-16	7-Oct-19	30-Sep-19	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916254	30-Nov-16	7-Nov-19	31-Oct-19	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916356	30-Nov-16	7-Nov-19	31-Oct-19	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916452	30-Nov-16	7-Nov-19	31-Oct-19	NYMEX WTI	Asian Cap	-62,000	bbl	55	Macquarie
63417659	5-Dec-16	7-Nov-19	31-Oct-19	NYMEX WTI	Asian Cap	-31,000	bbl	57.5	Nextera
62916200	30-Nov-16	7-Nov-19	31-Oct-19	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916306	30-Nov-16	7-Nov-19	31-Oct-19	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916404	30-Nov-16	7-Nov-19	31-Oct-19	NYMEX WTI	Asian Floor	62,000	bbl	50	Macquarie
63417606	5-Dec-16	7-Nov-19	31-Oct-19	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916256	30-Nov-16	6-Dec-19	29-Nov-19	NYMEX WTI	Asian Cap	-30,000	bbl	55	Nextera
62916358	30-Nov-16	6-Dec-19	29-Nov-19	NYMEX WTI	Asian Cap	-30,000	bbl	55	Nextera
62916454	30-Nov-16	6-Dec-19	29-Nov-19	NYMEX WTI	Asian Cap	-60,000	bbl	55	Macquarie
63417662	5-Dec-16	6-Dec-19	29-Nov-19	NYMEX WTI	Asian Cap	-30,000	bbl	57.5	Nextera
62916204	30-Nov-16	6-Dec-19	29-Nov-19	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916308	30-Nov-16	6-Dec-19	29-Nov-19	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916406	30-Nov-16	6-Dec-19	29-Nov-19	NYMEX WTI	Asian Floor	60,000	bbl	50	Macquarie
63417610	5-Dec-16	6-Dec-19	29-Nov-19	NYMEX WTI	Asian Floor	30,000	bbl	50	Nextera
62916258	30-Nov-16	8-Jan-20	31-Dec-19	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera

62916360	30-Nov-16	8-Jan-20	31-Dec-19	NYMEX WTI	Asian Cap	-31,000	bbl	55	Nextera
62916456	30-Nov-16	8-Jan-20	31-Dec-19	NYMEX WTI	Asian Cap	-62,000	bbl	55	Macquarie
63417664	5-Dec-16	8-Jan-20	31-Dec-19	NYMEX WTI	Asian Cap	-31,000	bbl	57.5	Nextera
62916207	30-Nov-16	8-Jan-20	31-Dec-19	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916310	30-Nov-16	8-Jan-20	31-Dec-19	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera
62916408	30-Nov-16	8-Jan-20	31-Dec-19	NYMEX WTI	Asian Floor	62,000	bbl	50	Macquarie
63417612	5-Dec-16	8-Jan-20	31-Dec-19	NYMEX WTI	Asian Floor	31,000	bbl	50	Nextera

Schedule 7.25

Deposit Accounts

Excluded Accounts

8

Schedule 9.02

Existing Debt

None.

9

Schedule 9.05

Investments

I.	Tax Partnerships

a.	Wagnon Gas Gathering System Partnership (Linn Energy Holdings, LLC owns 7.5%)

b.	Kalkaska Gas Processing Plant (Linn Energy Holdings, LLC owns 2.81%)

c.	HPC – Lin Salt Creek EOR JV (Linn Energy Holdings, LLC owns 23% )

d.	Drunkards Wash JV (Linn Energy Holdings, LLC owns 38.69%)

e.	Wilderness-Chester Gas Processing LP (Linn Energy Holdings, LLC owns 55.3%)

f.	Wilderness Energy, L.C. (Linn Energy Holdings, LLC owns 50%)

g.	Wilderness Energy Services LP (Linn Energy Holdings, LLC owns 24.5%)

h.	Berry Encana NPR Partnership (Linn Energy Holdings, LLC owns various percentages)

II.	Ordinary Course Operations Joint Venture

a.	California & Rockies (not Utah)

1.	Wyoming – Contract #C023561 – Salt Creek Participation Agreement with FDL – Linn Energy Holdings, LLC is the participating LINN entity.

2.	North Dakota – Contract #C025455 – Assignment and Assumption Agreement/Joint Development Agreement with Samuel Gary & Associates Inc.– Linn Energy Holdings, LLC is the participating LINN entity.

3.	Wyoming – Contract #C041642 – Joint Venture Agreement with General Atlantic Energy Corp ETAL – Linn Energy Holdings, LLC is the participating LINN entity.

4.	Wyoming – Contract #C041821 – Joint Venture Agreement with CIGE-MOSS – Linn Energy Holdings, LLC is the participating LINN entity.

b.	Utah

1.	Utah – Contract C042967000 – SWD System Agreement – Linn Energy Holdings, LLC is the participating entity.

c.	OK/East TX

1.	Newfield Farmout Agreement (dated 7/23/2015): Mid-Continent II, LLC; Letter Agreement to develop 4 Sections North of the Felix/Devon Divestiture Area, limited to the Mississippian formation. Linn Owned approximately 1,747.80 net acres. NFX purchased 1,152.36 acres at $4500.00/acre. Linn retained 595.45 acres to participate with in the drilling of the Gore 1H-1X and Meier 1H-35X wells.

10

2.	Chesapeake farmout: Mid-Continent II, LLC, Linn Energy Holdings, LLC dated 7/26/2013 JV to develop Alfalfa acreage. Linn owned approximately 2326.32 net mineral acres, and conveyed 50% to CHK limited to the Mississippian formation.

3.	Mustang Bois D’arc Unitization and AMI Agreements: Mid-Con II, LLC and Linn Energy Holdings, LLC dated 6/1/2016. Waterflood near Tuttle to develop the Bois D’arc formation. Mid-Con Energy Operating, LLC will be operator. Linn has approximately 42.10% interest in the unit.

d.	Midstream

1.	Agreement for the Construction, Ownership and Operation of Gas Processing Assets in Kansas effective October 1, 2010 between Anadarko Energy Services Company and Linn Energy Holdings, LLC

11